UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22375

PIMCO Equity Series

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

PIMCO Equity Series

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: June 30

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following are copies of the reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

•	PIMCO Equity Series Funds
•	PIMCO Equity Series RAE Funds
•	PIMCO Equity Series RealPath® Blend Funds
•	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF
•	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF
•	PIMCO RAFI Dynamic Multi-Factor International Equity ETF

PIMCO EQUITY SERIES®

Semiannual Report

December 31, 2018

PIMCO Dividend and Income Fund

PIMCO EqS® Long/Short Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

Beginning January 1, 2019, you may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Equity Series Semiannual Report, which covers the six-month reporting period ended December 31, 2018. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended December 31, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 4.2% during the second quarter of 2018, the strongest since the third quarter of 2014. GDP then expanded at an annual pace of 3.4% during the third quarter of the year. Finally, the Commerce Department’s initial reading for fourth-quarter 2018 GDP has been delayed due to the partial government shutdown.

The Federal Reserve (the “Fed”) continued to normalize monetary policy during the reporting period. After raising rates in March and June, the Fed again moved rates higher at its September and December 2018 meetings. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet during the reporting period.

Economic activity outside the U.S. initially accelerated during the reporting period, but moderated as it progressed. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies, while other central banks took a more hawkish stance. The Bank of England raised rates at its meeting in August 2018 and the Bank of Canada raised rates twice during the reporting period. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period as longer-term rates fell more than short-term rates. The yield on the benchmark 10-year U.S. Treasury note was 2.69% at the end of the reporting period, down from 2.85% on June 30, 2018. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 1.96% over the six months ended December 31, 2018. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned 1.65% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weaker results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index returned -2.34% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 0.65% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 0.25% over the period.

Global equities produced poor results during the reporting period. U.S. equities moved sharply higher over the first half of the period. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations. However, U.S. equities fell sharply during the fourth quarter of 2018. We believe this was triggered by a number of factors, including signs of moderating global growth, concerns over future Fed rate hikes, the ongoing trade dispute between the U.S. and China and the partial U.S. government shutdown. All told, U.S. equities, as represented by the S&P 500 Index, returned -6.85% during the reporting period. Elsewhere, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -8.49% during the reporting period, whereas global equities, as represented by the MSCI World Index, returned -9.10%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -9.45% during the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -10.14%.

Commodity prices fluctuated and generally declined during the reporting period. When the reporting period began, West Texas crude oil was approximately $70 a barrel, but by the end it was roughly $45 a barrel. This was driven in part by increased supply and declining global demand. Elsewhere, gold prices rose, whereas copper prices declined during the reporting period.

2	PIMCO EQUITY SERIES

Finally, during the reporting period the foreign exchange markets experienced periods of volatility, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar produced mixed results against other major currencies during the reporting period. For example, the U.S. dollar appreciated 1.92% and 3.53% versus the euro and the British pound, respectively, whereas the U.S. dollar depreciated 0.97% versus the yen during the reporting period.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Equity Series

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	DECEMBER 31, 2018	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO Dividend and Income Fund and PIMCO EqS® Long/Short Fund (each, a “Fund” and collectively, the “Funds”).

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

4	PIMCO EQUITY SERIES

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2*	I-3	Class A	Class C	Diversification Status
PIMCO Dividend and Income Fund	12/14/11	12/14/11	12/14/11	—	12/14/11	12/14/11	Diversified
PIMCO EqS® Long/Short Fund	04/20/12	04/20/12	04/30/12	04/27/2018	04/30/12	04/30/12	Non-diversified

*	Effective April 27, 2018, the name of Class P for all Funds of the Trust that offer such class was changed to I-2.

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of a Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. A Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com.

The SEC adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

SEMIANNUAL REPORT	DECEMBER 31, 2018	5

PIMCO Dividend and Income Fund

Cumulative Returns Through December 31, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO Dividend and Income Fund seeks to provide current income that exceeds the average yield on global stocks, and as a secondary objective, seeks to provide long-term capital appreciation, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of income-producing investments, and will typically invest between 60-80% of its assets in equity and equity-related securities (such portion of the Fund’s portfolio, the “Equity Sleeve”) providing exposure to a portfolio of stocks (the “RAE Income Global Portfolio”) through investment in the securities that comprise the RAE Income Global Portfolio. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. With respect to investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Fund may invest. The stocks for the Equity Sleeve are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of global equities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2018

	6 Months*	1 Year	5 Year	Fund Inception (12/14/11)
PIMCO Dividend and Income Fund Institutional Class	(6.74)%	(8.78)%	1.76%	5.87%
PIMCO Dividend and Income Fund I-2	(6.77)%	(8.83)%	1.68%	5.79%
PIMCO Dividend and Income Fund Class A	(6.90)%	(9.04)%	1.41%	5.50%
PIMCO Dividend and Income Fund Class A (adjusted)	(12.01)%	(14.04)%	0.26%	4.66%
PIMCO Dividend and Income Fund Class C	(7.20)%	(9.71)%	0.66%	4.71%
PIMCO Dividend and Income Fund Class C (adjusted)	(8.11)%	(10.59)%	0.66%	4.71%
MSCI World Index±	(9.10)%	(8.71)%	4.56%	9.57%
75% MSCI World Index/25% Bloomberg Barclays Global Aggregate USD Unhedged±±	(6.71)%	(6.71)%	3.80%	7.52%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

±± The benchmark is a blend of 75% MSCI World Index/25% Bloomberg Barclays Global Aggregate USD Unhedged. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. Bloomberg Barclays Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.86% for the Institutional Class shares, 0.96% for the I-2 shares, 1.21% for the Class A shares, and 1.96% for the Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

6	PIMCO EQUITY SERIES

Institutional Class - PQIIX	I-2 - PQIPX	Class A - PQIZX	Class C - PQICX

Geographic Breakdown as of 12/31/20181§

United States‡	56.9%
Japan	9.1%
United Kingdom	8.1%
France	4.9%
Germany	3.7%
Australia	2.2%
Switzerland	2.0%
Netherlands	1.9%
Spain	1.9%
Italy	1.6%
Canada	1.3%
Other	6.2%

Sector Breakdown as of 12/31/20181§

Financials	20.5%
U.S. Treasury Obligations	9.4%
Industrials	9.0%
Health Care	8.3%
Energy	7.9%
Communication Services	6.7%
Consumer Discretionary	6.3%
Utilities	6.0%
Consumer Staples	4.6%
Information Technology	4.4%
Asset-Backed Securities	3.9%
Non-Agency Mortgage-Backed Securities	3.7%
U.S. Government Agencies	3.4%
Materials	2.3%
Other‡	3.5%

1  % of Investments, at value.

§ Geographic and Sector Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

‡ Includes Central Funds Used for Cash Management Purposes.

Fund Insights

The following affected performance during the reporting period:

»	Security selection in the health care sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Security selection in the communication services sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Security selection in the consumer discretionary sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to the energy sector detracted from relative returns, as the sector underperformed the benchmark index.

»	U.S. Interest rate strategies contributed to performance, as U.S. treasury yields decreased.

»	Holdings of high yield corporate bonds detracted from performance, as credit spreads widened.

»	Holdings of investment grade corporate bonds detracted from performance, as credit spreads widened.

SEMIANNUAL REPORT	DECEMBER 31, 2018	7

PIMCO EqS® Long/Short Fund

Cumulative Returns Through December 31, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO EqS® Long/Short Fund seeks long-term capital appreciation by investing under normal circumstances in long and short positions of equity and equity-related securities, including common and preferred securities (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred securities), utilizing a fundamental investing style that integrates bottom-up and top-down research. The Fund will normally invest a substantial portion of its assets in equity and equity-related securities. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. With respect to investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Fund may invest. The Fund may also invest in fixed income securities of varying maturities, cash and cash equivalents. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2018*

	6 Months**	1 Year	5 Year	10 Year	Fund Inception (01/01/03)
PIMCO EqS® Long/Short Fund Institutional Class	(0.29)%	0.39%	2.25%	6.25%	10.26%
PIMCO EqS® Long/Short Fund I-2	(0.37)%	0.31%	2.14%	6.19%	10.22%
PIMCO EqS® Long/Short Fund I-3	(0.37)%	0.26%	2.10%	6.15%	10.19%
PIMCO EqS® Long/Short Fund Class A	(0.38)%	0.05%	1.90%	6.00%	10.09%
PIMCO EqS® Long/Short Fund Class A (adjusted)	(5.90)%	(5.43)%	0.75%	5.40%	9.71%
PIMCO EqS® Long/Short Fund Class C	(0.85)%	(0.67)%	1.13%	5.47%	9.75%
PIMCO EqS® Long/Short Fund Class C (adjusted)	(1.77)%	(1.59)%	1.13%	5.47%	9.75%
3 Month USD LIBOR Index±	1.19%	2.20%	0.92%	0.69%	1.68%

All Fund returns are net of fees and expenses.

** Cumulative return.

± The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

It is not possible to invest directly in an unmanaged index.

* For periods prior to April 20, 2012, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on January 1, 2003 and, on April 20, 2012, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. For periods prior to the inception date of each of the I-2, I-3, Class A and C shares’ performance is based on the performance of the Institutional Class shares of the Fund. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 2.06% for the Institutional Class shares, 2.16% for the I-2 shares, 2.26% for the I-3 shares, 2.41% for the Class A shares, and 3.16% for the Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO EQUITY SERIES

Institutional Class - PMHIX	I-2 - PMHBX	Class A - PMHAX	I-3 - PMHNX	Class C - PMHCX

Top 10 Long Exposure Holdings as of 12/31/20181§

ONEOK, Inc.	3.8%
SPDR S&P Regional Banking ETF	3.3%
Walt Disney Co.	2.8%
Deutsche Boerse AG	2.6%
Alphabet, Inc. ‘C’	2.5%
Royal Caribbean Cruises Ltd.	2.4%
Discover Financial Services	2.1%
Illinois Tool Works, Inc.	1.9%
Fortis, Inc.	1.9%
Oracle Corp.	1.9%

Long Exposure Sector Breakdown as of 12/31/20181§

Energy	10.1%
Financials	8.5%
Health Care	5.6%
Consumer Discretionary	5.6%
Communication Services	5.2%
Real Estate	4.7%
Industrials	4.6%
Information Technology	3.4%
Utilities	3.2%

Top 10 Short Exposure Holdings as of 12/31/20181§

TransCanada Corp.	(2.1)%
Norfolk Southern Corp.	(1.8)%
CSX Corp.	(1.7)%
Amazon.com, Inc.	(1.7)%
Iron Mountain, Inc.	(1.6)%
NVR, Inc.	(1.4)%
Domino’s Pizza, Inc.	(1.3)%
Wells Fargo & Co.	(1.3)%
Facebook, Inc.	(1.3)%
Southern Co.	(1.2)%

Short Exposure Sector Breakdown as of 12/31/20181§

Consumer Discretionary	(7.0)%
Real Estate	(4.3)%
Energy	(4.2)%
Industrials	(4.0)%
Health Care	(2.5)%
Financials	(2.4)%
Communication Services	(2.0)%
Utilities	(1.2)%
Information Technology	(1.1)%
Consumer Staples	(0.9)%

1 % of net exposure (Investments, at value net Securities Sold Short). Financial derivative instruments and short-term instruments are not taken into consideration.

§ Top 10 Holdings, Sector Breakdown and % of Investments exclude financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Proceeds received from a settlement of litigation brought on behalf of the Fund and other investors against a real estate investment trust in which the Fund had invested contributed to performance.

»	The Fund’s short equity positions contributed to absolute returns, as the prices of these securities generally fell.

»	The Fund’s long position in Norfolk Southern Corporation contributed to absolute returns, as the price of the security rose.

»	The Fund’s long position in Union Pacific Corporation contributed to absolute returns, as the price of the security rose.

»	The Fund’s long position in Alerian MLP detracted from absolute returns, as the price of the security fell.

»	The Fund’s long position in ONEOK detracted from absolute returns, as the price of the security fell.

»	The Fund’s long position in an S&P Regional Banking ETF detracted from absolute returns, as the price of the security fell.

SEMIANNUAL REPORT	DECEMBER 31, 2018	9

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from July 1, 2018 to December 31, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Dividend and Income Fund
Institutional Class	$1,000.00	$932.60	$4.58	$1,000.00	$1,020.47	$4.79	0.94%
I-2	1,000.00	932.30	5.07	1,000.00	1,019.96	5.30	1.04
Class A	1,000.00	931.00	6.28	1,000.00	1,018.70	6.56	1.29
Class C	1,000.00	928.00	9.91	1,000.00	1,014.92	10.36	2.04

PIMCO EqS® Long/Short Fund
Institutional Class	$1,000.00	$997.10	$11.83	$1,000.00	$1,013.36	$11.93	2.35%
I-2	1,000.00	996.30	12.33	1,000.00	1,012.85	12.43	2.45
I-3	1,000.00	996.30	12.58	1,000.00	1,012.60	12.68	2.50
Class A	1,000.00	996.20	13.59	1,000.00	1,011.59	13.69	2.70
Class C	1,000.00	991.50	17.32	1,000.00	1,007.81	17.46	3.45

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO EQUITY SERIES

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	DECEMBER 31, 2018	11

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO Dividend and Income Fund
Institutional Class

07/01/2018 - 12/31/2018+	$11.54	$0.17	$(0.94)	$(0.77)	$(0.32)	$0.00	$(0.32)

06/30/2018	11.09	0.36	0.41	0.77	(0.32)	0.00	(0.32)

06/30/2017	9.94	0.30	1.08	1.38	(0.23)	0.00	(0.23)

06/30/2016	12.29	0.43	(1.58)	(1.15)	(0.44)	(0.76)	(1.20)

06/30/2015	13.12	0.47	(0.50)	(0.03)	(0.46)	(0.34)	(0.80)

06/30/2014	11.60	0.44	1.54	1.98	(0.46)	0.00	(0.46)
I-2

07/01/2018 - 12/31/2018+	11.56	0.16	(0.94)	(0.78)	(0.31)	0.00	(0.31)

06/30/2018	11.11	0.34	0.42	0.76	(0.31)	0.00	(0.31)

06/30/2017	9.96	0.30	1.07	1.37	(0.22)	0.00	(0.22)

06/30/2016	12.30	0.39	(1.54)	(1.15)	(0.43)	(0.76)	(1.19)

06/30/2015	13.13	0.46	(0.50)	(0.04)	(0.45)	(0.34)	(0.79)

06/30/2014	11.62	0.44	1.52	1.96	(0.45)	0.00	(0.45)
Class A

07/01/2018 - 12/31/2018+	11.53	0.15	(0.94)	(0.79)	(0.30)	0.00	(0.30)

06/30/2018	11.08	0.31	0.42	0.73	(0.28)	0.00	(0.28)

06/30/2017	9.94	0.27	1.07	1.34	(0.20)	0.00	(0.20)

06/30/2016	12.29	0.39	(1.57)	(1.18)	(0.41)	(0.76)	(1.17)

06/30/2015	13.12	0.43	(0.50)	(0.07)	(0.42)	(0.34)	(0.76)

06/30/2014	11.61	0.42	1.51	1.93	(0.42)	0.00	(0.42)
Class C

07/01/2018 - 12/31/2018+	11.48	0.10	(0.92)	(0.82)	(0.26)	0.00	(0.26)

06/30/2018	11.06	0.22	0.42	0.64	(0.22)	0.00	(0.22)

06/30/2017	9.92	0.18	1.07	1.25	(0.11)	0.00	(0.11)

06/30/2016	12.27	0.31	(1.57)	(1.26)	(0.33)	(0.76)	(1.09)

06/30/2015	13.10	0.34	(0.51)	(0.17)	(0.32)	(0.34)	(0.66)

06/30/2014	11.59	0.33	1.51	1.84	(0.33)	0.00	(0.33)

PIMCO EqS® Long/Short Fund
Institutional Class

07/01/2018 - 12/31/2018+	$11.86	$0.02	$(0.04)	$(0.02)	$0.00	$(0.85)	$(0.85)

06/30/2018	12.26	(0.01)	0.25	0.24	0.00	(0.64)	(0.64)

06/30/2017	11.69	(0.04)	1.20	1.16	(0.36)	(0.23)	(0.59)

06/30/2016	12.07	(0.17)	(0.07)	(0.24)	0.00	(0.14)	(0.14)

06/30/2015	11.92	0.02	0.18	0.20	0.00	(0.05)	(0.05)

06/30/2014	11.09	(0.10)	1.60	1.50	(0.06)	(0.61)	(0.67)
I-2

07/01/2018 - 12/31/2018+	11.78	0.01	(0.04)	(0.03)	0.00	(0.85)	(0.85)

06/30/2018	12.19	(0.03)	0.26	0.23	0.00	(0.64)	(0.64)

06/30/2017	11.63	(0.05)	1.19	1.14	(0.35)	(0.23)	(0.58)

06/30/2016	12.02	(0.18)	(0.07)	(0.25)	0.00	(0.14)	(0.14)

06/30/2015	11.88	0.02	0.17	0.19	0.00	(0.05)	(0.05)

06/30/2014	11.08	(0.08)	1.56	1.48	(0.07)	(0.61)	(0.68)
I-3

07/01/2018 - 12/31/2018+	11.78	0.02	(0.05)	(0.03)	0.00	(0.85)	(0.85)

04/27/2018 - 06/30/2018	11.76	0.01	0.01	0.02	0.00	0.00	0.00
Class A

07/01/2018 - 12/31/2018+	11.60	0.00	(0.03)	(0.03)	0.00	(0.85)	(0.85)

06/30/2018	12.05	(0.05)	0.24	0.19	0.00	(0.64)	(0.64)

06/30/2017	11.52	(0.08)	1.18	1.10	(0.34)	(0.23)	(0.57)

06/30/2016	11.94	(0.21)	(0.07)	(0.28)	0.00	(0.14)	(0.14)

06/30/2015	11.83	(0.02)	0.18	0.16	0.00	(0.05)	(0.05)

06/30/2014	11.05	(0.12)	1.57	1.45	(0.06)	(0.61)	(0.67)

12	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$10.45	(6.74)%	$19,604	0.94	%*	0.95	%*	0.80	%*	0.81	%*	2.91%*	36%

11.54	6.89	23,027	0.85		0.86		0.80		0.81		3.04	80

11.09	14.01	23,087	0.80		0.81		0.79		0.80		2.88	93

9.94	(9.06)	31,840	0.83	(c)	1.00	(c)	0.83	(c)	1.00	(c)	4.03	114

12.29	(0.12)	68,607	0.83		1.00		0.83		1.00		3.70	98

13.12	17.23	90,408	0.84		1.00		0.84		1.00		3.56	79

10.47	(6.77)	24,088	1.04	*	1.05	*	0.90	*	0.91	*	2.81 *	36

11.56	6.80	27,286	0.95		0.96		0.90		0.91		2.94	80

11.11	13.86	24,731	0.90		0.91		0.89		0.90		2.79	93

9.96	(9.05)	34,120	0.93	(c)	1.10	(c)	0.93	(c)	1.10	(c)	3.53	114

12.30	(0.22)	169,790	0.93		1.10		0.93		1.10		3.64	98

13.13	17.05	158,122	0.94		1.10		0.94		1.10		3.53	79

10.44	(6.90)	119,582	1.29	*	1.30	*	1.15	*	1.16	*	2.56 *	36

11.53	6.60	138,561	1.20		1.21		1.15		1.16		2.70	80

11.08	13.54	144,912	1.15		1.16		1.14		1.15		2.53	93

9.94	(9.38)	167,857	1.18	(c)	1.35	(c)	1.18	(c)	1.35	(c)	3.67	114

12.29	(0.49)	296,317	1.18		1.35		1.18		1.35		3.39	98

13.12	16.78	320,719	1.19		1.35		1.19		1.35		3.34	79

10.40	(7.20)	91,541	2.04	*	2.05	*	1.90	*	1.91	*	1.81 *	36

11.48	5.72	115,183	1.95		1.96		1.90		1.91		1.91	80

11.06	12.70	140,710	1.90		1.91		1.89		1.90		1.75	93

9.92	(10.07)	195,393	1.93	(c)	2.10	(c)	1.93	(c)	2.10	(c)	2.91	114

12.27	(1.23)	358,171	1.93		2.10		1.93		2.10		2.67	98

13.10	15.97	353,287	1.94		2.10		1.94		2.10		2.67	79

$10.99	(0.29)%	$156,269	2.35	%*	2.36	%*	1.50	%*	1.51	%*	0.34%*	121%

11.86	2.03	174,777	2.05		2.06		1.50		1.51		(0.11)	276

12.26	10.38	188,022	1.86		1.87		1.49		1.50		(0.32)	251

11.69	(2.02)	243,341	2.44		2.45		1.50		1.51		(1.46)	672

12.07	1.74	299,808	1.91		1.92		1.49		1.50		0.20	450

11.92	13.59	545,346	2.02		2.04		1.48		1.50		(0.82)	522

10.90	(0.37)	137,930	2.45	*	2.46	*	1.60	*	1.61	*	0.22 *	121

11.78	1.96	115,469	2.15		2.16		1.60		1.61		(0.22)	276

12.19	10.28	138,946	1.96		1.97		1.59		1.60		(0.44)	251

11.63	(2.11)	249,973	2.54		2.55		1.60		1.61		(1.51)	672

12.02	1.66	207,511	2.01		2.02		1.59		1.60		0.16	450

11.88	13.40	277,661	2.00		2.02		1.58		1.60		(0.71)	522

10.90	(0.37)	1,346	2.50	*	2.56	*	1.65	*	1.71	*	0.41 *	121

11.78	0.17	18	2.25	*	2.26	*	1.70	*	1.71	*	0.41 *	276

10.72	(0.38)	97,399	2.70	*	2.71	*	1.85	*	1.86	*	(0.02)*	121

11.60	1.64	113,499	2.40		2.41		1.85		1.86		(0.41)	276

12.05	9.97	88,636	2.21		2.22		1.84		1.85		(0.67)	251

11.52	(2.38)	147,582	2.79		2.80		1.85		1.86		(1.79)	672

11.94	1.41	172,843	2.26		2.27		1.84		1.85		(0.18)	450 (

11.83	13.17	382,160	2.27		2.29		1.83		1.85		(0.98)	522

SEMIANNUAL REPORT	DECEMBER 31, 2018	13

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO EqS® Long/Short Fund (Cont.)
Class C

07/01/2018 - 12/31/2018+	$11.12	$(0.04)	$(0.04)	$(0.08)	$0.00	$(0.85)	$0.00	$(0.85)

06/30/2018	11.65	(0.14)	0.25	0.11	0.00	(0.64)	0.00	(0.64)

06/30/2017	11.20	(0.16)	1.13	0.97	(0.29)	(0.23)	0.00	(0.52)

06/30/2016	11.69	(0.29)	(0.06)	(0.35)	0.00	(0.14)	0.00	(0.14)

06/30/2015	11.67	(0.11)	0.18	0.07	0.00	(0.05)	0.00	(0.05)

06/30/2014	10.98	(0.20)	1.55	1.35	(0.05)	(0.61)	0.00	(0.66)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Effective June 16, 2016, the Fund’s Investment advisory fee was decreased by 0.20% to an annual rate of 0.49%.

14	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$10.19	(0.85)%	$62,533	3.45	%*	3.46	%*	2.60	%*	2.61	%*	(0.77)%*	121%

11.12	0.99	71,218	3.15		3.16		2.60		2.61		(1.23)	276

11.65	9.07	91,557	2.96		2.97		2.59		2.60		(1.41)	251

11.20	(3.03)	145,358	3.54		3.55		2.60		2.61		(2.52)	672

11.69	0.66	140,719	3.01		3.02		2.59		2.60		(0.95)	450

11.67	12.26	214,485	3.00		3.02		2.58		2.60		(1.71)	522

SEMIANNUAL REPORT	DECEMBER 31, 2018	15

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Dividend and Income Fund	PIMCO EqS® Long/Short Fund

Assets:

Investments, at value
Investments in securities*	$283,845	$315,243
Investments in Affiliates	1,213	148,442
Financial Derivative Instruments
Exchange-traded or centrally cleared	108	236
Over the counter	166	144
Cash	372	0
Deposits with counterparty	929	110,254
Foreign currency, at value	1,483	605
Receivable for investments sold	7,999	384
Receivable for Fund shares sold	1,366	557
Interest and/or dividends receivable	1,391	486
Dividends receivable from Affiliates	1	319
Reimbursement receivable from PIMCO	15	24
Other assets	1	0
Total Assets	298,889	576,694

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$18,220	$0
Payable for sale-buyback transactions	7,327	0
Payable for short sales	0	106,038
Financial Derivative Instruments
Exchange-traded or centrally cleared	72	361
Over the counter	372	979
Payable for investments purchased	7,281	9,491
Payable for investments in Affiliates purchased	1	319
Payable for TBA investments purchased	9,388	0
Deposits from counterparty	1	0
Payable for Fund shares redeemed	1,121	3,355
Overdraft due to custodian	0	2
Accrued investment advisory fees	105	400
Accrued supervisory and administrative fees	84	199
Accrued distribution fees	58	39
Accrued servicing fees	44	34
Total Liabilities	44,074	121,217

Net Assets	$254,815	$455,477

Net Assets Consist of:

Paid in capital	$363,213	$459,255
Distributable earnings (accumulated loss)	(108,398)	(3,810)

Net Assets	$254,815	$455,445

Cost of investments in securities	$290,894	$335,919
Cost of investments in Affiliates	$1,213	$148,424
Cost of foreign currency held	$1,484	$617
Proceeds received on short sales	$0	$115,458
Cost or premiums of financial derivative instruments, net	$(359)	$(2,669)

* Includes repurchase agreements of:	$0	$596

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO EQUITY SERIES	See Accompanying Notes

	PIMCO Dividend and Income Fund	PIMCO EqS® Long/Short Fund

Net Assets:

Institutional Class	$19,604	$156,269
I-2	24,088	137,930
I-3	N/A	1,346
Class A	119,582	97,399
Class C	91,541	62,533

Shares Issued and Outstanding:

Institutional Class	1,875	14,217
I-2	2,301	12,651
I-3	N/A	123
Class A	11,458	9,088
Class C	8,805	6,136

Net Asset Value Per Share Outstanding:

Institutional Class	$10.45	$10.99
I-2	10.47	10.90
I-3	N/A	10.90
Class A	10.44	10.72
Class C	10.40	10.19

SEMIANNUAL REPORT	DECEMBER 31, 2018	17

Statements of Operations

Six Months Ended December 31, 2018 (Unaudited)
(Amounts in thousands†)	PIMCO Dividend and Income Fund	PIMCO EqS® Long/Short Fund

Investment Income:

Interest	$2,227	$1,861
Dividends, net of foreign taxes*	3,349	2,941
Dividends from Investments in Affiliates	6	1,754
Total Income	5,582	6,556

Expenses:

Investment advisory fees	711	2,539
Supervisory and administrative fees	569	1,258
Distribution fees - Class C	403	259
Servicing fees - Class A	167	138
Servicing fees - Class C	134	86
Dividends on short sales	0	1,850
Trustee fees	16	25
Interest expense	206	246
Miscellaneous expense	11	18
Total Expenses	2,217	6,419
Waiver and/or Reimbursement by PIMCO	(16)	(26)
Net Expenses	2,201	6,393

Net Investment Income (Loss)	3,381	163

Net Realized Gain (Loss):

Investments in securities	3,016	13,315
Investments in Affiliates	0	(11)
Exchange-traded or centrally cleared financial derivative instruments	(229)	7,704
Over the counter financial derivative instruments	549	(2,244)
Short sales	0	10,985
Foreign currency	(113)	27

Net Realized Gain (Loss)	3,223	29,776

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(26,184)	(39,358)
Investments in Affiliates	0	(21)
Exchange-traded or centrally cleared financial derivative instruments	247	1,108
Over the counter financial derivative instruments	(22)	(1,346)
Short sales	0	7,876
Foreign currency assets and liabilities	24	(398)

Net Change in Unrealized Appreciation (Depreciation)	(25,935)	(32,139)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(19,331)	$(2,200)

* Foreign tax withholdings - Dividends	$137	$8

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO EQUITY SERIES	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO Dividend and Income Fund			PIMCO EqS® Long/Short Fund

(Amounts in thousands†)	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018		Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$3,381	$8,073		$163	$(2,081)
Net realized gain (loss)	3,223	16,762		29,776	14,765
Net change in unrealized appreciation (depreciation)	(25,935)	(3,553)		(32,139)	(2,974)

Net Increase (Decrease) in Net Assets Resulting from Operations	(19,331)	21,282		(2,200)	9,710

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(598)	(650)		(11,637)	(9,995)
I-2	(719)	(724)		(10,268)	(6,284)
I-3	0	0		(92)	0
Class D	0	(152	)(a)	0	(2,640	)(a)
Class A	(3,401)	(3,458)		(7,472)	(4,412)
Class C	(2,282)	(2,417)		(4,947)	(4,484)

Total Distributions(b)	(7,000)	(7,401)		(34,416)	(27,815)

Portfolio Share Transactions:

Net increase (decrease) resulting from Fund share transactions**	(22,911)	(51,381)		17,112	(60,493)

Total Increase (Decrease) in Net Assets	(49,242)	(37,500)		(19,504)	(78,598)

Net Assets:

Beginning of period	304,057	341,557		474,981	553,579
End of period	$254,815	$304,057		$455,477	$474,981

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class D Shares converted into Class A Shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	DECEMBER 31, 2018	19

Statement of Cash Flows

Six Months Ended December 31, 2018 (Unaudited)
(Amounts in thousands†)	PIMCO EqS® Long/Short Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(2,200)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(346,948)
Proceeds from sales of long-term securities	458,784
(Purchases) Proceeds from sales of short-term portfolio investments, net	(123,962)
(Increase) decrease in deposits with counterparty	20,705
(Increase) decrease in receivable for investments sold	(48)
(Increase) decrease in interest and/or dividends receivable	(82)
(Increase) decrease in dividends receivable from Affiliates	(50)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	8,841
Proceeds from (Payments on) over the counter financial derivative instruments	(2,243)
(Increase) decrease in reimbursement receivable from PIMCO	(16)
(Increase) decrease in other assets	1
Increase (decrease) in payable for investments purchased	4,678
Increase (decrease) in deposits from counterparty	(871)
Increase (decrease) in accrued investment advisory fees	(29)
Increase (decrease) in accrued supervisory and administrative fees	(12)
Increase (decrease) in accrued distribution fees	(7)
Increase (decrease) in accrued servicing fees	(6)
Proceeds from (Payments on) short sales transactions, net	(3,491)
Proceeds from (Payments on) foreign currency transactions	(371)
Net Realized (Gain) Loss
Investments in securities	(13,315)
Investments in Affiliates	11
Exchange-traded or centrally cleared financial derivative instruments	(7,704)
Over the counter financial derivative instruments	2,244
Short sales	(10,985)
Foreign currency	(27)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	39,358
Investments in Affiliates	21
Exchange-traded or centrally cleared financial derivative instruments	(1,108)
Over the counter financial derivative instruments	1,346
Short sales	(7,876)
Foreign currency assets and liabilities	398
Net amortization (accretion) on investments	(486)

Net Cash Provided by (Used for) Operating Activities	14,550

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	90,937
Payments on shares redeemed	(105,586)
Increase (decrease) in overdraft due to custodian	2
Cash distributions paid*	(55)

Net Cash Received from (Used for) Financing Activities	(14,702)

Net Increase (Decrease) in Cash and Foreign Currency	(152)

Cash and Foreign Currency:

Beginning of period	757
End of period	$605

* Reinvestment of distributions	$34,361

Supplemental Disclosure of Cash Flow Information:

Dividends on short sales paid during the period	$1,781
Interest expense paid during the period	$247

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

20	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO Dividend and Income Fund

December 31, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 111.4%

ASSET-BACKED SECURITIES 4.4%

CAYMAN ISLANDS 0.5%

Evans Grove CLO Ltd.
3.627% due 05/28/2028 •	$800	$794

TruPS Financials Note Securitization Ltd.
4.362% due 09/20/2039 •	550	546

Total Cayman Islands		1,340

UNITED STATES 3.9%

Conseco Finance Corp.
6.280% due 09/01/2030	381	406

Credit Suisse First Boston Mortgage Securities Corp.
3.126% due 01/25/2032 •	1,281	1,252

EMC Mortgage Loan Trust
3.806% due 02/25/2041 •	36	36

Enterprise Fleet Financing LLC
2.550% due 08/20/2019	51	51

Legacy Mortgage Asset Trust
4.256% due 01/28/2070 •	1,320	1,345

LP Credit Card ABS Master Trust
3.830% due 08/20/2024 •	350	351

Morgan Stanley Home Equity Loan Trust
2.606% due 12/25/2036 •	1,858	1,092

Navient Student Loan Trust
3.556% due 12/27/2066 •	588	589

Residential Asset Securities Corp. Trust
3.391% due 01/25/2034 •	1,430	1,421

SoFi Consumer Loan Program Trust
3.200% due 08/25/2027	601	600

Structured Asset Investment Loan Trust
2.656% due 09/25/2036 •	2,802	2,705

Total United States		9,848

Total Asset-Backed Securities (Cost $10,450)		11,188

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.7%

CANADA 0.0%

Valeant Pharmaceuticals International, Inc.
5.379% due 06/02/2025	5	4

Total Canada		4

LUXEMBOURG 0.0%

Intelsat Jackson Holdings S.A.
6.256% due 11/27/2023	14	14
6.625% due 01/02/2024	13	13

Total Luxembourg		27

UNITED ARAB EMIRATES 0.0%

Dubai World
1.750% - 2.000% due 09/30/2022	100	94

Total United Arab Emirates		94

UNITED STATES 0.7%

Avolon Holdings Ltd.
4.470% due 01/15/2025	36	34

Beacon Roofing Supply, Inc.
4.682% due 01/02/2025	10	9

BWAY Holding Co.
5.658% due 04/03/2024	10	9

Caesars Resort Collection LLC
5.272% due 12/22/2024	99	95

Community Health Systems, Inc.
5.957% due 01/27/2021	52	50

Core & Main LP
5.707% - 5.738% due 08/01/2024	10	10

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Diamond Resorts Corp.
6.272% due 09/02/2023	$98	$91

Envision Healthcare Corp.
6.273% due 10/10/2025	100	94

Financial & Risk U.S. Holdings, Inc.
6.272% due 10/01/2025	100	94

Hilton Worldwide Finance LLC
4.256% due 10/25/2023	230	222

iHeartCommunications, Inc.
TBD% due 01/30/2019 ^(c)	440	294
TBD% due 07/30/2019 ^(c)	40	27

Las Vegas Sands LLC
4.272% due 03/27/2025	391	374

MH Sub LLC
6.254% due 09/13/2024	20	19

Multi Color Corp.
4.522% due 10/31/2024 «	2	2

Neiman Marcus Group Ltd. LLC
5.630% due 10/25/2020	131	111

PetSmart, Inc.
5.380% due 03/11/2022	20	16

Post Holdings, Inc.
4.510% due 05/24/2024	6	6

Sprint Communications, Inc.
5.063% due 02/02/2024	98	94

TEX Operations Co. LLC
4.522% due 08/04/2023	23	23

West Corp.
6.527% due 10/10/2024	9	8

Total United States		1,682

Total Loan Participations and Assignments (Cost $1,985)		1,807

	SHARES
COMMON STOCKS 73.4%

AUSTRALIA 2.3%

COMMUNICATION SERVICES 0.2%

Telstra Corp. Ltd.	288,043	578

CONSUMER DISCRETIONARY 0.1%

Crown Resorts Ltd.	7,382	62

Wesfarmers Ltd.	6,163	140

		202

CONSUMER STAPLES 0.4%

Coca-Cola Amatil Ltd.	24,020	139

Coles Group Ltd. (d)	7,487	62

Woolworths Ltd.	37,171	771

		972

ENERGY 0.1%

Woodside Petroleum Ltd.	13,845	305

WorleyParsons Ltd.	15,380	124

		429

FINANCIALS 1.0%

AMP Ltd.	108,461	187

Australia & New Zealand Banking Group Ltd.	56,549	977

Genworth Mortgage Insurance Australia Ltd.	47,832	74

National Australia Bank Ltd.	37,573	637

Suncorp Group Ltd.	57,396	511

Westpac Banking Corp.	15,664	277

		2,663

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.1%

Healius Ltd.	59,940	$94

Sonic Healthcare Ltd.	3,674	57

		151

INDUSTRIALS 0.1%

Downer EDI Ltd.	27,559	131

MATERIALS 0.3%

BHP Group Ltd.	29,525	714

Total Australia		5,840

AUSTRIA 0.2%

ENERGY 0.1%

OMV AG	4,002	175

FINANCIALS 0.1%

Raiffeisen Bank International AG	7,431	190

MATERIALS 0.0%

voestalpine AG	2,519	75

Total Austria		440

BELGIUM 0.3%

COMMUNICATION SERVICES 0.1%

Proximus S.A.	7,804	211

FINANCIALS 0.2%

Ageas	8,500	383

INDUSTRIALS 0.0%

bpost S.A.	6,460	59

Total Belgium		653

BRAZIL 0.0%

ENERGY 0.0%

Dommo Energia S.A. «(d)(k)	347,361	67

Dommo Energia S.A. SP - ADR «(d)	63	1

		68

UTILITIES 0.0%

Eneva S.A. (d)(k)	239	1

Total Brazil		69

CANADA 1.2%

COMMUNICATION SERVICES 0.0%

Shaw Communications, Inc. ‘B’	5,926	107

ENERGY 0.2%

ARC Resources Ltd.	8,776	52

Crescent Point Energy Corp.	108,886	330

Husky Energy, Inc.	27,064	280

		662

FINANCIALS 0.7%

Bank of Montreal	6,695	437

Canadian Imperial Bank of Commerce	9,055	674

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	21

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)

Home Capital Group, Inc.	6,410	$68

National Bank of Canada	5,443	223

Power Corp. of Canada	14,351	258

Power Financial Corp.	4,575	87

		1,747

INDUSTRIALS 0.1%

WestJet Airlines Ltd.	13,841	183

UTILITIES 0.2%

Atco Ltd. ‘I’	6,578	186

Capital Power Corp.	5,315	104

TransAlta Corp.	30,282	124

		414

Total Canada		3,113

DENMARK 0.1%

INDUSTRIALS 0.1%

AP Moller - Maersk A/S ‘B’	151	190

Total Denmark		190

FINLAND 0.3%

FINANCIALS 0.1%

Nordea Bank Abp	35,924	302

MATERIALS 0.1%

Stora Enso Oyj ‘R’	15,212	176

UTILITIES 0.1%

Fortum Oyj	12,045	264

Total Finland		742

FRANCE 4.9%

COMMUNICATION SERVICES 0.9%

Lagardere S.C.A.	15,288	386

Orange S.A.	86,681	1,405

Vivendi S.A.	18,945	459

		2,250

CONSUMER DISCRETIONARY 0.1%

Cie Generale des Etablissements Michelin S.C.A.	3,144	309

CONSUMER STAPLES 0.5%

Carrefour S.A.	42,950	734

Casino Guichard Perrachon S.A.	12,245	510

		1,244

ENERGY 0.3%

Total S.A.	17,972	948

FINANCIALS 1.0%

AXA S.A.	19,083	412

BNP Paribas S.A.	17,832	805

Eurazeo S.A.	562	40

SCOR SE	3,076	138

Societe Generale S.A.	37,468	1,188

		2,583

	SHARES	MARKET VALUE (000S)
HEALTH CARE 1.1%

Sanofi	31,493	$2,732

INDUSTRIALS 0.4%

Alstom S.A.	1,871	76

Bouygues S.A.	12,013	431

Cie de Saint-Gobain	10,776	358

Rexel S.A.	11,353	121

		986

UTILITIES 0.6%

Electricite de France S.A.	67,701	1,071

Engie S.A.	31,715	456

		1,527

Total France		12,579

GERMANY 3.0%

COMMUNICATION SERVICES 0.0%

ProSiebenSat.1 Media SE	3,049	54

CONSUMER DISCRETIONARY 0.8%

Bayerische Motoren Werke AG	11,712	950

Ceconomy AG	13,993	50

Daimler AG	22,096	1,165

Hugo Boss AG	500	31

		2,196

CONSUMER STAPLES 0.0%

Suedzucker AG	1,510	20

FINANCIALS 0.6%

Aareal Bank AG	2,124	66

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	5,825	1,270

Talanx AG (d)	4,011	137

		1,473

HEALTH CARE 0.2%

Bayer AG	8,401	584

INDUSTRIALS 0.4%

Bilfinger SE	1,372	40

Deutsche Lufthansa AG	33,519	757

Deutsche Post AG	5,007	137

		934

MATERIALS 0.5%

BASF SE	14,007	976

Evonik Industries AG	5,379	134

K+S AG	9,199	166

		1,276

UTILITIES 0.5%

E.ON SE	34,763	343

Innogy SE	5,238	245

RWE AG	27,070	589

		1,177

Total Germany		7,714

	SHARES	MARKET VALUE (000S)
HONG KONG 0.5%

CONSUMER DISCRETIONARY 0.1%

Li & Fung Ltd.	516,000	$81

SJM Holdings Ltd.	243,000	226

		307

INFORMATION TECHNOLOGY 0.0%

Kingboard Chemical Holdings Ltd.	15,000	40

REAL ESTATE 0.4%

China South City Holdings Ltd.	278,000	39

Kerry Properties Ltd.	41,500	142

New World Development Co. Ltd.	53,000	70

Shimao Property Holdings Ltd.	77,000	205

Swire Pacific Ltd. ‘A’	46,000	486

Wheelock & Co. Ltd.	15,000	86

		1,028

Total Hong Kong		1,375

ISRAEL 0.2%

COMMUNICATION SERVICES 0.1%

Bezeq The Israeli Telecommunication Corp. Ltd.	172,980	169

FINANCIALS 0.0%

Mizrahi Tefahot Bank Ltd.	1,184	20

MATERIALS 0.1%

Israel Chemicals Ltd.	51,902	295

Israel Corp. Ltd.	178	47

		342

Total Israel		531

ITALY 1.6%

ENERGY 0.5%

Eni SpA	85,328	1,348

FINANCIALS 0.5%

Assicurazioni Generali SpA	9,983	167

Poste Italiane SpA	103,298	828

Unipol Gruppo Finanziario SpA	40,046	162

		1,157

INDUSTRIALS 0.0%

Societa Iniziative Autostradali e Servizi SpA	4,100	57

UTILITIES 0.6%

Enel SpA	264,695	1,534

Total Italy		4,096

JAPAN 10.1%

COMMUNICATION SERVICES 0.7%

Fuji Media Holdings, Inc.	6,400	88

Gree, Inc.	8,400	33

GungHo Online Entertainment, Inc. (d)	6,900	13

Nippon Telegraph & Telephone Corp.	35,200	1,436

22	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

	SHARES	MARKET VALUE (000S)

NTT DOCOMO, Inc.	3,600	$81

		1,651

CONSUMER DISCRETIONARY 1.8%

Aisin Seiki Co. Ltd.	2,200	76

Aoyama Trading Co. Ltd.	2,900	70

Bridgestone Corp.	8,500	326

DCM Holdings Co. Ltd.	4,500	47

EDION Corp.	3,600	36

Geo Holdings Corp.	2,200	33

Honda Motor Co. Ltd.	32,000	843

Isuzu Motors Ltd.	5,800	81

Kohnan Shoji Co. Ltd.	1,200	29

Mazda Motor Corp.	24,400	251

Nikon Corp.	3,000	45

Nissan Motor Co. Ltd.	106,800	854

Showa Corp.	2,100	25

Skylark Co. Ltd.	5,600	89

Subaru Corp.	6,100	130

Sumitomo Rubber Industries Ltd.	8,600	101

Toyota Motor Corp.	24,000	1,389

Yokohama Rubber Co. Ltd.	2,300	43

		4,468

CONSUMER STAPLES 0.4%

Japan Tobacco, Inc.	11,800	280

Kirin Holdings Co. Ltd.	18,200	380

Seven & i Holdings Co. Ltd.	7,900	343

		1,003

ENERGY 0.3%

Cosmo Energy Holdings Co. Ltd.	1,500	30

Inpex Corp.	49,300	437

Japan Petroleum Exploration Co. Ltd.	4,500	80

JXTG Holdings, Inc.	23,700	123

		670

FINANCIALS 2.2%

Chiba Bank Ltd.	5,100	29

Concordia Financial Group Ltd.	14,600	56

Daiwa Securities Group, Inc.	46,900	238

Fukuoka Financial Group, Inc.	3,000	61

Gunma Bank Ltd.	11,300	47

Hokuhoku Financial Group, Inc.	10,200	114

Mitsubishi UFJ Financial Group, Inc.	288,000	1,413

Mizuho Financial Group, Inc.	840,000	1,300

North Pacific Bank Ltd.	12,100	32

ORIX Corp.	21,100	308

Resona Holdings, Inc.	47,400	227

SBI Holdings, Inc.	5,100	100

Sumitomo Mitsui Financial Group, Inc.	34,200	1,127

Sumitomo Mitsui Trust Holdings, Inc.	10,900	397

T&D Holdings, Inc.	9,000	104

Yamaguchi Financial Group, Inc.	2,600	25

		5,578

HEALTH CARE 0.4%

Astellas Pharma, Inc.	14,400	184

Daiichi Sankyo Co. Ltd.	14,200	454

Miraca Holdings, Inc.	2,200	50

	SHARES	MARKET VALUE (000S)

Takeda Pharmaceutical Co. Ltd.	6,300	$214

Toho Holdings Co. Ltd.	1,900	46

		948

INDUSTRIALS 1.8%

Asahi Glass Co. Ltd.	6,500	202

Dai Nippon Printing Co. Ltd.	11,900	248

Hino Motors Ltd.	2,000	19

Hitachi Zosen Corp.	19,700	60

ITOCHU Corp.	29,800	506

Japan Airlines Co. Ltd.	10,900	386

Kanematsu Corp.	6,600	80

Kawasaki Heavy Industries Ltd.	5,700	122

Komatsu Ltd.	3,500	75

Marubeni Corp.	60,100	422

Mitsubishi Corp.	20,100	551

Mitsubishi Heavy Industries Ltd.	17,800	639

Mitsui & Co. Ltd.	39,600	608

Mitsui E&S Holdings Co. Ltd. (d)	6,300	59

Nippon Yusen KK	5,000	76

Sojitz Corp.	14,000	49

Sumitomo Corp.	31,200	443

Toppan Printing Co. Ltd.	5,800	85

Toyota Tsusho Corp.	2,600	76

		4,706

INFORMATION TECHNOLOGY 1.6%

Anritsu Corp.	2,300	32

Canon, Inc.	22,100	608

Fujitsu Ltd.	11,000	686

Hitachi Ltd.	52,400	1,389

Ibiden Co. Ltd.	3,800	53

Konica Minolta, Inc.	34,800	313

NEC Corp.	5,400	161

Nippon Electric Glass Co. Ltd.	1,500	37

Oki Electric Industry Co. Ltd.	11,800	139

Ricoh Co. Ltd.	74,600	729

		4,147

MATERIALS 0.3%

Asahi Kasei Corp.	4,200	43

Denka Co. Ltd.	900	25

DIC Corp.	1,100	34

Kobe Steel Ltd.	17,300	120

Kuraray Co. Ltd.	1,700	24

Mitsubishi Materials Corp.	5,000	132

Nippon Paper Industries Co. Ltd.	8,900	159

Oji Holdings Corp.	32,000	163

Showa Denko KK	1,200	36

Ube Industries Ltd.	1,200	24

		760

REAL ESTATE 0.0%

Nomura Real Estate Holdings, Inc.	6,500	119

UTILITIES 0.6%

Chubu Electric Power Co., Inc.	11,700	166

Chugoku Electric Power Co., Inc.	30,800	400

Electric Power Development Co. Ltd. ‘C’	7,200	171

Hokuriku Electric Power Co. (d)	28,100	245

Osaka Gas Co. Ltd.	3,500	64

Tohoku Electric Power Co., Inc.	23,900	315

	SHARES	MARKET VALUE (000S)

Tokyo Gas Co. Ltd.	7,500	$190

		1,551

Total Japan		25,601

LUXEMBOURG 0.1%

COMMUNICATION SERVICES 0.1%

RTL Group S.A.	1,850	99

SES S.A.	3,988	77

		176

Total Luxembourg		176

MEXICO 0.0%

CONSUMER DISCRETIONARY 0.0%

Desarrolladora Homex S.A.B. de C.V. (d)	41,996	0

Total Mexico		0

NETHERLANDS 1.7%

COMMUNICATION SERVICES 0.2%

Koninklijke KPN NV	116,532	340

VEON Ltd. ADR	93,873	220

		560

CONSUMER STAPLES 0.0%

Heineken Holding NV	1,093	92

ENERGY 1.0%

Royal Dutch Shell PLC ‘A’	87,245	2,572

FINANCIALS 0.2%

Aegon NV	66,258	311

ASR Nederland NV	2,712	107

		418

HEALTH CARE 0.3%

Koninklijke Philips NV	18,266	640

INDUSTRIALS 0.0%

Arcadis NV	1,299	16

Boskalis Westminster	2,974	74

		90

Total Netherlands		4,372

NEW ZEALAND 0.0%

MATERIALS 0.0%

Fletcher Building Ltd.	23,980	79

UTILITIES 0.0%

Contact Energy Ltd.	5,878	23

Total New Zealand		102

NORWAY 0.5%

COMMUNICATION SERVICES 0.1%

Telenor ASA	11,141	216

ENERGY 0.3%

Equinor ASA	39,329	834

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	23

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.0%

DNB ASA	5,330	$86

MATERIALS 0.1%

Yara International ASA	6,403	247

Total Norway		1,383

PORTUGAL 0.2%

MATERIALS 0.0%

Navigator Co. S.A.	8,072	33

UTILITIES 0.2%

EDP - Energias de Portugal S.A.	136,874	479

Total Portugal		512

SINGAPORE 0.1%

INDUSTRIALS 0.1%

Keppel Corp. Ltd.	60,000	260

Total Singapore		260

SOUTH AFRICA 0.1%

FINANCIALS 0.1%

Old Mutual Ltd.	135,699	202

Total South Africa		202

SPAIN 2.1%

COMMUNICATION SERVICES 0.7%

Telefonica S.A.	207,488	1,746

CONSUMER STAPLES 0.0%

Distribuidora Internacional de Alimentacion S.A.	111,010	59

FINANCIALS 0.9%

Banco Santander S.A.	487,964	2,216

Mapfre S.A.	24,878	66

		2,282

INDUSTRIALS 0.3%

ACS Actividades de Construccion y Servicios S.A.	15,811	612

Obrascon Huarte Lain S.A.	44,110	33

		645

UTILITIES 0.2%

Endesa S.A.	27,278	629

Total Spain		5,361

SWEDEN 0.4%

COMMUNICATION SERVICES 0.3%

Tele2 AB ‘B’	19,442	248

Telia Co. AB	95,161	453

		701

FINANCIALS 0.1%

Swedbank AB ‘A’	4,989	111

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.0%

Getinge AB ‘B’	9,973	$90

Total Sweden		902

SWITZERLAND 2.2%

COMMUNICATION SERVICES 0.1%

Swisscom AG	306	146

CONSUMER DISCRETIONARY 0.1%

Garmin Ltd.	2,137	135

Swatch Group AG	170	50

		185

FINANCIALS 1.2%

Baloise Holding AG	328	45

Swiss Life Holding AG	1,532	591

Swiss Re AG	12,990	1,195

Zurich Insurance Group AG	4,565	1,361

		3,192

HEALTH CARE 0.7%

Roche Holding AG	7,469	1,854

INDUSTRIALS 0.0%

ABB Ltd.	6,422	123

INFORMATION TECHNOLOGY 0.1%

TE Connectivity Ltd.	1,914	145

Total Switzerland		5,645

UNITED KINGDOM 5.8%

COMMUNICATION SERVICES 0.7%

BT Group PLC	132,569	403

Vodafone Group PLC	645,923	1,256

		1,659

CONSUMER DISCRETIONARY 0.4%

Berkeley Group Holdings PLC	2,437	108

InterContinental Hotels Group PLC	786	42

Kingfisher PLC	31,629	83

Marks & Spencer Group PLC	140,550	441

Next PLC	4,038	206

		880

CONSUMER STAPLES 0.3%

J Sainsbury PLC	119,459	404

Tate & Lyle PLC	8,365	70

WM Morrison Supermarkets PLC	95,253	259

		733

ENERGY 1.0%

BP PLC	399,042	2,523

Petrofac Ltd.	5,790	35

		2,558

FINANCIALS 1.7%

Direct Line Insurance Group PLC	74,460	303

HSBC Holdings PLC	378,172	3,120

Intermediate Capital Group PLC	1,503	18

	SHARES	MARKET VALUE (000S)

Legal & General Group PLC	34,476	$101

Provident Financial PLC	5,976	44

Quilter PLC	73,846	111

Standard Chartered PLC	80,938	629

		4,326

HEALTH CARE 0.9%

GlaxoSmithKline PLC	124,930	2,381

INDUSTRIALS 0.3%

BAE Systems PLC	16,570	97

Capita PLC	63,377	91

easyJet PLC	8,111	114

Firstgroup PLC (d)	23,091	25

Royal Mail PLC	117,411	407

		734

MATERIALS 0.1%

Rio Tinto PLC	5,055	242

UTILITIES 0.4%

Centrica PLC	411,030	709

National Grid PLC	39,311	385

Severn Trent PLC	1,587	37

		1,131

Total United Kingdom		14,644

UNITED STATES 35.5%

COMMUNICATION SERVICES 3.4%

AT&T, Inc.	98,697	2,817

CenturyLink, Inc.	48,291	732

Frontier Communications Corp.	80,555	192

Telephone & Data Systems, Inc.	3,741	122

Tribune Media Co. ‘A’	696	31

Verizon Communications, Inc.	69,780	3,923

Viacom, Inc. ‘B’	35,450	911

Windstream Holdings, Inc. (d)	13,671	28

		8,756

CONSUMER DISCRETIONARY 3.7%

Abercrombie & Fitch Co. ‘A’	23,426	470

American Eagle Outfitters, Inc.	5,913	114

Bed Bath & Beyond, Inc.	45,461	515

Caesars Entertainment Corp. (d)	18,339	125

Dick’s Sporting Goods, Inc.	2,587	81

Dillard’s, Inc. ‘A’	4,318	260

Foot Locker, Inc.	964	51

Ford Motor Co.	89,325	683

GameStop Corp. ‘A’	28,165	355

Gap, Inc.	14,986	386

General Motors Co.	30,921	1,034

GNC Holdings, Inc. ‘A’ (d)	67,710	161

Goodyear Tire & Rubber Co.	9,369	191

Kohl’s Corp.	16,203	1,075

L Brands, Inc.	10,950	281

Macy’s, Inc.	26,596	792

Mattel, Inc. (d)	15,852	158

Nordstrom, Inc.	8,098	378

Signet Jewelers Ltd.	1,594	51

Tapestry, Inc.	2,827	95

Target Corp.	25,983	1,717

Tupperware Brands Corp.	3,737	118

24	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

	SHARES	MARKET VALUE (000S)

Visteon Corp. (d)	2,666	$161

Weight Watchers International, Inc. (d)	905	35

Williams-Sonoma, Inc.	900	45

Wyndham Destinations, Inc.	502	18

		9,350

CONSUMER STAPLES 3.6%

Altria Group, Inc.	564	28

Archer-Daniels-Midland Co.	13,705	562

Bunge Ltd.	3,216	172

General Mills, Inc.	5,066	197

Herbalife Nutrition Ltd. (d)	6,033	356

Kroger Co.	55,220	1,519

Nu Skin Enterprises, Inc. ‘A’	756	46

Philip Morris International, Inc.	15,775	1,053

Procter & Gamble Co.	20,173	1,854

Wal-Mart Stores, Inc.	35,076	3,267

		9,054

ENERGY 4.9%

Chevron Corp.	22,549	2,453

ConocoPhillips	18,330	1,143

CVR Energy, Inc.	804	28

Diamond Offshore Drilling, Inc. (d)	13,409	126

Exxon Mobil Corp.	65,478	4,465

Helmerich & Payne, Inc.	454	22

Hess Corp.	6,842	277

HollyFrontier Corp.	7,998	409

Marathon Oil Corp.	19,335	277

Marathon Petroleum Corp.	14,687	867

Murphy Oil Corp.	11,080	259

National Oilwell Varco, Inc.	8,104	208

Occidental Petroleum Corp.	2,045	125

Oceaneering International, Inc. (d)	6,413	78

Phillips 66	1,160	100

Rowan Cos. PLC ‘A’ (d)	11,530	97

Transocean Ltd.	62,780	436

Valero Energy Corp.	12,186	913

Williams Cos., Inc.	2,539	56

		12,339

FINANCIALS 6.0%

Aflac, Inc.	12,448	567

Ally Financial, Inc.	44,639	1,012

American Express Co.	12,864	1,226

American International Group, Inc.	69,490	2,739

Assurant, Inc.	2,066	185

Capital One Financial Corp.	15,297	1,156

CNO Financial Group, Inc.	8,085	120

Discover Financial Services	11,757	693

Fifth Third Bancorp	11,763	277

Franklin Resources, Inc.	9,114	270

Goldman Sachs Group, Inc.	686	115

JPMorgan Chase & Co.	20,295	1,981

LPL Financial Holdings, Inc.	947	58

Navient Corp.	41,600	366

New York Community Bancorp, Inc.	15,470	146

PNC Financial Services Group, Inc.	1,803	211

Santander Consumer USA Holdings, Inc.	15,656	275

Synchrony Financial	1,989	47

T Rowe Price Group, Inc.	1,175	108

Travelers Cos., Inc.	11,308	1,354

	SHARES	MARKET VALUE (000S)

U.S. Bancorp	8,350	$382

Voya Financial, Inc.	10,968	440

Wells Fargo & Co.	34,126	1,573

		15,301

HEALTH CARE 5.6%

Anthem, Inc.	5,200	1,366

CVS Health Corp.	21,955	1,439

Encompass Health Corp.	588	36

Gilead Sciences, Inc.	28,224	1,765

HCA Healthcare, Inc.	13,791	1,716

Merck & Co., Inc.	38,322	2,928

Pfizer, Inc.	112,775	4,923

Quest Diagnostics, Inc.	2,210	184

		14,357

INDUSTRIALS 2.2%

AGCO Corp.	901	50

American Airlines Group, Inc.	26,986	867

Arcosa, Inc. (d)	1,328	37

Caterpillar, Inc.	3,077	391

CSX Corp.	1,679	104

Cummins, Inc.	1,090	146

Deere & Co.	4,550	679

Delta Air Lines, Inc.	2,214	110

Emerson Electric Co.	9,245	552

Fluor Corp.	3,646	117

General Electric Co.	153,080	1,159

ManpowerGroup, Inc.	397	26

Norfolk Southern Corp.	2,683	401

Pitney Bowes, Inc.	30,777	182

Ryder System, Inc.	4,053	195

Trinity Industries, Inc.	2,520	52

United Technologies Corp.	2,856	304

WW Grainger, Inc.	937	265

		5,637

INFORMATION TECHNOLOGY 3.2%

Avnet, Inc.	6,564	237

Booz Allen Hamilton Holding Corp.	6,983	315

Corning, Inc.	32,231	974

Intel Corp.	12,081	567

International Business Machines Corp.	32,586	3,704

Jabil, Inc.	7,167	177

KLA-Tencor Corp.	1,893	169

QUALCOMM, Inc.	8,683	494

Seagate Technology PLC	23,943	924

Symantec Corp.	4,377	83

Western Union Co.	18,685	319

Xerox Corp.	14,312	283

		8,246

MATERIALS 1.0%

Bemis Co., Inc.	1,037	48

CF Industries Holdings, Inc.	3,914	170

Domtar Corp.	6,880	242

Eastman Chemical Co.	431	31

International Paper Co.	5,998	242

LyondellBasell Industries NV ‘A’	13,706	1,140

Mosaic Co.	23,678	692

		2,565

		SHARES	MARKET VALUE (000S)
UTILITIES 1.9%

American Electric Power Co., Inc.		7,907	$591

CenterPoint Energy, Inc.		10,663	301

Consolidated Edison, Inc.		8,106	620

Entergy Corp.		9,374	807

Exelon Corp.		26,149	1,179

Pinnacle West Capital Corp.		1,737	148

PPL Corp.		10,484	297

Public Service Enterprise Group, Inc.		10,363	539

Vistra Energy Corp. (d)		18,024	413

			4,895

Total United States			90,500

Total Common Stocks (Cost $192,285)			187,002

		PRINCIPAL AMOUNT (000S)
CONVERTIBLE BONDS & NOTES 0.0%

UNITED STATES 0.0%

INDUSTRIALS 0.0%

Caesars Entertainment Corp.
5.000% due 10/01/2024		$9	11

Total Convertible Bonds & Notes (Cost $17)			11

CORPORATE BONDS & NOTES 11.4%

AUSTRALIA 0.2%

BANKING & FINANCE 0.2%

National Australia Bank Ltd.
1.375% due 07/12/2019		400	397

INDUSTRIALS 0.0%

Newcrest Finance Pty. Ltd.
4.450% due 11/15/2021		4	4

Total Australia			401

BERMUDA 0.3%

BANKING & FINANCE 0.3%

Aircastle Ltd.
7.625% due 04/15/2020		443	463
5.500% due 02/15/2022		380	389

Athene Holding Ltd.
4.125% due 01/12/2028		6	6

			858

INDUSTRIALS 0.0%

VOC Escrow Ltd.
5.000% due 02/15/2028		7	6

Total Bermuda			864

BRAZIL 0.2%

INDUSTRIALS 0.0%

Odebrecht Oil & Gas Finance Ltd.
0.000% due 01/31/2019 (f)(i)		46	1

UTILITIES 0.2%

Petrobras Global Finance BV
6.250% due 12/14/2026	GBP	100	132
6.125% due 01/17/2022		$23	24
5.999% due 01/27/2028		304	287

			443

Total Brazil			444

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	25

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CANADA 0.0%

BANKING & FINANCE 0.0%

Brookfield Finance, Inc.
4.700% due 09/20/2047	$28	$26
3.900% due 01/25/2028	12	11

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028	8	8

		45

INDUSTRIALS 0.0%

Air Canada Pass-Through Trust
3.700% due 07/15/2027	4	4

Bausch Health Cos., Inc.
6.500% due 03/15/2022	17	17
7.000% due 03/15/2024	25	25

BC Unlimited Liability Co.
4.250% due 05/15/2024	36	33

		79

Total Canada		124

CAYMAN ISLANDS 0.5%

BANKING & FINANCE 0.4%

Ambac LSNI LLC
7.803% due 02/12/2023 •	85	85

Avolon Holdings Funding Ltd.
5.125% due 10/01/2023	32	31
5.500% due 01/15/2023	20	19

U.S. Capital Funding Ltd.
2.694% (US0003M + 0.280%) due 07/10/2043 •	996	891

		1,026

INDUSTRIALS 0.0%

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022	27	26
5.500% due 02/15/2024	13	13
4.500% due 03/15/2023	23	22
3.625% due 03/15/2021	13	12

Shelf Drilling Holdings Ltd.
8.250% due 02/15/2025	2	2

		75

UTILITIES 0.1%

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021	41	40

Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 (b)	88	50

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022	2	1

Transocean Phoenix Ltd.
7.750% due 10/15/2024	4	4

		95

Total Cayman Islands		1,196

FINLAND 0.0%

INDUSTRIALS 0.0%

Nokia Oyj
4.375% due 06/12/2027	6	6

Total Finland		6

FRANCE 0.5%

BANKING & FINANCE 0.1%

Societe Generale S.A.
7.375% due 10/04/2023 •(i)(j)	200	187

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 0.4%

Altice France S.A.
7.375% due 05/01/2026		$700	$644

Pernod Ricard S.A.
4.450% due 01/15/2022		530	541

			1,185

Total France			1,372

GERMANY 0.6%

BANKING & FINANCE 0.6%

Deutsche Bank AG
2.700% due 07/13/2020		26	25
3.406% (US0003M + 0.970%) due 07/13/2020 ~		28	27
4.250% due 10/14/2021		590	577

Volkswagen Bank GmbH
0.625% due 09/08/2021	EUR	700	797

			1,426

Total Germany			1,426

IRELAND 0.2%

INDUSTRIALS 0.2%

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	300	458

Total Ireland			458

ITALY 0.2%

BANKING & FINANCE 0.2%

UniCredit SpA
7.830% due 12/04/2023		$370	387

Total Italy			387

JAPAN 0.2%

UTILITIES 0.2%

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020		400	397

Total Japan			397

JERSEY, CHANNEL ISLANDS 0.2%

INDUSTRIALS 0.2%

AA Bond Co. Ltd.
2.875% due 07/31/2043	GBP	300	356

Aptiv PLC
3.150% due 11/19/2020		$204	203

			559

Total Jersey, Channel Islands			559

LUXEMBOURG 1.0%

BANKING & FINANCE 0.3%

Emerald Bay S.A.
0.000% due 10/08/2020 (f)	EUR	4	4

Sberbank of Russia Via SB Capital S.A.
3.352% due 11/15/2019		200	233
6.125% due 02/07/2022		$400	412

			649

INDUSTRIALS 0.2%

Altice Financing S.A.
5.250% due 02/15/2023	EUR	340	394

Intelsat Connect Finance S.A.
9.500% due 02/15/2023		$20	17

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intelsat Jackson Holdings S.A.
9.750% due 07/15/2025		$18	$18
5.500% due 08/01/2023		28	25
8.000% due 02/15/2024		28	29
8.500% due 10/15/2024		50	49

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^		54	49

			581

UTILITIES 0.5%

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		300	295
6.000% due 11/27/2023		300	311

Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019		600	609
5.999% due 01/23/2021		30	31

			1,246

Total Luxembourg			2,476

MEXICO 0.0%

INDUSTRIALS 0.0%

Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^(c)		300	0
9.250% due 06/30/2020 ^(c)		100	0

Petroleos Mexicanos
6.750% due 09/21/2047		10	8
6.500% due 03/13/2027		40	38

			46

Total Mexico			46

NETHERLANDS 0.4%

BANKING & FINANCE 0.4%

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(i)(j)	EUR	800	998

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (i)		25	31

			1,029

INDUSTRIALS 0.0%

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021		$118	108
1.700% due 07/19/2019		2	2

			110

Total Netherlands			1,139

NORWAY 0.0%

INDUSTRIALS 0.0%

Yara International ASA
4.750% due 06/01/2028		16	16

Total Norway			16

UNITED KINGDOM 2.3%

BANKING & FINANCE 1.8%

Barclays Bank PLC
14.000% due 06/15/2019 •(i)	GBP	300	401
7.625% due 11/21/2022 (j)		$430	446

Barclays PLC
7.750% due 09/15/2023 •(i)(j)		200	193
6.500% due 09/15/2019 •(i)(j)	EUR	225	252

FCE Bank PLC
1.875% due 06/24/2021		100	114

HSBC Holdings PLC
3.600% due 05/25/2023		$200	199
6.000% due 09/29/2023 •(i)(j)	EUR	320	389

26	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds Banking Group PLC
7.875% due 06/27/2029 •(i)(j)	GBP	200	$274
7.625% due 06/27/2023 •(i)(j)		200	263
7.500% due 09/27/2025 •(i)(j)		$200	194

Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(i)(j)		360	357
2.500% due 03/22/2023	EUR	350	410

Santander UK Group Holdings PLC
4.750% due 09/15/2025		$460	434

Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	400	589

Unique Pub Finance Co. PLC
5.659% due 06/30/2027		42	59

			4,574

INDUSTRIALS 0.5%

EI Group PLC
6.875% due 02/15/2021		200	274

Imperial Brands Finance PLC
3.750% due 07/21/2022		$400	397

Marston’s Issuer PLC
5.641% due 07/15/2035 •	GBP	200	214

Mitchells & Butlers Finance PLC
1.356% (BP0003M + 0.450%) due 12/15/2030 ~		129	155

Spirit Issuer PLC
6.582% due 03/28/2025		90	116
3.605% (BP0003M + 2.700%) due 12/28/2031 ~		22	27

			1,183

Total United Kingdom			5,757

UNITED STATES 4.6%

BANKING & FINANCE 2.1%

Ally Financial, Inc.
3.750% due 11/18/2019		$2	2
4.250% due 04/15/2021		200	197

American International Group, Inc.
5.750% due 04/01/2048 •		16	14

American Tower Corp.
3.000% due 06/15/2023		16	15
5.900% due 11/01/2021		150	159

Assurant, Inc.
4.200% due 09/27/2023		8	8

AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		2	2
4.350% due 04/20/2028		18	17
5.000% due 04/20/2048		10	9

Bank of America Corp.
5.875% due 03/15/2028 •(i)		337	307

Boston Properties LP
3.200% due 01/15/2025		5	5

Brighthouse Financial, Inc.
3.700% due 06/22/2027		12	10

Brixmor Operating Partnership LP
3.591% (US0003M + 1.050%) due 02/01/2022 ~		18	18

Cantor Fitzgerald LP
7.875% due 10/15/2019		280	288

CIT Group, Inc.
4.125% due 03/09/2021		8	8
5.250% due 03/07/2025		4	4

Citigroup, Inc.
3.450% (US0003M + 0.960%) due 04/25/2022 ~		1	1
3.740% (US0003M + 1.100%) due 05/17/2024 ~		20	19
3.437% (US0003M + 0.950%) due 07/24/2023 ~		13	13

Crown Castle International Corp.
3.200% due 09/01/2024		6	6
3.650% due 09/01/2027		20	19

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CTR Partnership LP
5.250% due 06/01/2025	$12	$11

Digital Realty Trust LP
3.700% due 08/15/2027	2	2

EPR Properties
4.950% due 04/15/2028	2	2
4.750% due 12/15/2026	2	2

ERP Operating LP
3.500% due 03/01/2028	6	6

Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022	56	56
6.500% due 10/01/2025	30	28

GLP Capital LP
5.250% due 06/01/2025	7	7
5.300% due 01/15/2029	21	21

Howard Hughes Corp.
5.375% due 03/15/2025	27	25

Hudson Pacific Properties LP
3.950% due 11/01/2027	5	5

Hunt Cos., Inc.
6.250% due 02/15/2026	2	2

International Lease Finance Corp.
6.250% due 05/15/2019	1,110	1,120

iStar, Inc.
4.625% due 09/15/2020	2	2
5.250% due 09/15/2022	7	6

JPMorgan Chase & Co.
3.390% (US0003M + 0.900%) due 04/25/2023 ~	180	178

Kennedy-Wilson, Inc.
5.875% due 04/01/2024	10	9

Life Storage LP
3.875% due 12/15/2027	4	4

LoanCore Capital Markets LLC
6.875% due 06/01/2020	370	370

MetLife, Inc.
5.875% due 03/15/2028 •(i)	2	2

Navient Corp.
8.000% due 03/25/2020	600	611
6.500% due 06/15/2022	66	61

Newmark Group, Inc.
6.125% due 11/15/2023	8	8

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022	6	6

Physicians Realty LP
3.950% due 01/15/2028	8	7

Provident Funding Associates LP
6.375% due 06/15/2025	4	4

Santander Holdings USA, Inc.
4.400% due 07/13/2027	7	7
3.400% due 01/18/2023	8	8
3.700% due 03/28/2022	6	6
4.450% due 12/03/2021	13	13

SL Green Operating Partnership LP
3.250% due 10/15/2022	2	2

Springleaf Finance Corp.
8.250% due 12/15/2020	980	1,017
6.125% due 05/15/2022	292	285
5.625% due 03/15/2023	200	185
6.875% due 03/15/2025	16	14

Starwood Property Trust, Inc.
4.750% due 03/15/2025	10	9

STORE Capital Corp.
4.500% due 03/15/2028	6	6

UDR, Inc.
4.625% due 01/10/2022	2	2
3.500% due 01/15/2028	6	6

VEREIT Operating Partnership LP
3.950% due 08/15/2027	8	7

Vornado Realty LP
3.500% due 01/15/2025	4	4

Wells Fargo & Co.
3.757% (US0003M + 1.230%) due 10/31/2023 ~	98	98

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Welltower, Inc.
4.250% due 04/15/2028	$4	$4
3.950% due 09/01/2023	10	10

WeWork Cos., Inc.
7.875% due 05/01/2025	10	9

		5,368

INDUSTRIALS 2.0%

AbbVie, Inc.
3.750% due 11/14/2023	12	12
3.375% due 11/14/2021	30	30

American Airlines Pass-Through Trust
3.350% due 04/15/2031	10	9

Andeavor Logistics LP
3.500% due 12/01/2022	2	2
4.250% due 12/01/2027	2	2

Arrow Electronics, Inc.
3.250% due 09/08/2024	4	4

Broadcom Corp.
3.000% due 01/15/2022	68	65
3.625% due 01/15/2024	8	7
3.875% due 01/15/2027	20	18

Campbell Soup Co.
3.288% (US0003M + 0.500%) due 03/16/2020 ~	20	20
3.418% (US0003M + 0.630%) due 03/15/2021 ~	10	10

Charter Communications Operating LLC
4.200% due 03/15/2028	19	18
4.191% (US0003M + 1.650%) due 02/01/2024 ~	78	77
4.500% due 02/01/2024	6	6

Cigna Corp.
3.138% (US0003M + 0.350%) due 03/17/2020 ~	40	40

Clear Channel Worldwide Holdings, Inc.
7.625% due 03/15/2020	10	10
6.500% due 11/15/2022	3	3

Cleveland-Cliffs, Inc.
4.875% due 01/15/2024	4	4

Comcast Corp.
3.127% (US0003M + 0.330%) due 10/01/2020 ~	20	20
3.237% (US0003M + 0.440%) due 10/01/2021 ~	7	7
3.038% (US0003M + 0.630%) due 04/15/2024 ~	20	19

Community Health Systems, Inc.
6.250% due 03/31/2023	195	178
8.625% due 01/15/2024	87	86
5.125% due 08/01/2021	153	143

CVS Pass-Through Trust
8.353% due 07/10/2031	489	592

DAE Funding LLC
4.500% due 08/01/2022	10	10
5.000% due 08/01/2024	20	19
4.000% due 08/01/2020	102	100

Diamond Resorts International, Inc.
7.750% due 09/01/2023	109	105

Discovery Communications LLC
2.950% due 03/20/2023	5	5
3.950% due 03/20/2028	6	6

DISH DBS Corp.
7.875% due 09/01/2019	165	169

EMC Corp.
2.650% due 06/01/2020	370	355

Energy Transfer Operating LP
4.200% due 09/15/2023	8	8
6.000% due 06/15/2048	6	6
4.950% due 06/15/2028	12	12

EQT Corp.
3.567% (US0003M + 0.770%) due 10/01/2020 ~	11	11

Equifax, Inc.
3.600% due 08/15/2021	4	4
3.486% (US0003M + 0.870%) due 08/15/2021 ~	12	12

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	27

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Exela Intermediate LLC
10.000% due 07/15/2023	$16	$15

General Electric Co.
5.000% due 01/21/2021 •(i)	180	138
5.550% due 05/04/2020	8	8
3.100% due 01/09/2023	14	13
3.450% due 05/15/2024	1	1
2.200% due 01/09/2020	7	7
5.550% due 01/05/2026	41	40
6.150% due 08/07/2037	1	1
6.875% due 01/10/2039	8	8

General Mills, Inc.
2.976% (US0003M + 0.540%) due 04/16/2021 ~	17	17
3.200% due 04/16/2021	3	3

HCA, Inc.
5.875% due 03/15/2022	360	370

Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026	14	13

Hyundai Capital America
3.601% due 09/18/2020 •	20	20

iHeartCommunications, Inc.
9.000% due 03/01/2021 ^(c)	29	19
9.000% due 12/15/2019 ^(c)	122	82
9.000% due 09/15/2022 ^(c)	403	270
11.250% due 03/01/2021 ^(c)	60	40
10.625% due 03/15/2023 ^(c)	4	3

Incitec Pivot Finance LLC
6.000% due 12/10/2019	2	2

Kraft Heinz Foods Co.
3.500% due 07/15/2022	10	10

Marriott Ownership Resorts, Inc.
6.500% due 09/15/2026	12	12

Molson Coors Brewing Co.
2.100% due 07/15/2021	300	289

NetApp, Inc.
3.300% due 09/29/2024	3	3

ONEOK Partners LP
3.375% due 10/01/2022	3	3

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022	27	24

Penske Truck Leasing Co. LP
3.375% due 02/01/2022	270	267

PetSmart, Inc.
5.875% due 06/01/2025	16	12

Radiate Holdco LLC
6.875% due 02/15/2023	10	9

Refinitiv U.S. Holdings, Inc.
6.250% due 05/15/2026	16	15

Sprint Spectrum Co. LLC
5.152% due 09/20/2029	200	197

Sunoco LP
4.875% due 01/15/2023	6	6

Tech Data Corp.
3.700% due 02/15/2022	5	5
4.950% due 02/15/2027	6	6

Tenet Healthcare Corp.
4.625% due 07/15/2024	34	32

Textron, Inc.
3.168% (US0003M + 0.550%) due 11/10/2020 ~	40	40

Time Warner Cable LLC
5.000% due 02/01/2020	600	608

Triumph Group, Inc.
4.875% due 04/01/2021	2	2
5.250% due 06/01/2022	4	3

United Technologies Corp.
4.125% due 11/16/2028	22	22
3.279% (US0003M + 0.650%) due 08/16/2021 ~	8	8
3.650% due 08/16/2023	22	22

Univision Communications, Inc.
5.125% due 02/15/2025	116	102
5.125% due 05/15/2023	106	95

ViaSat, Inc.
5.625% due 09/15/2025	8	7

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

VMware, Inc.
2.300% due 08/21/2020		$8	$8
2.950% due 08/21/2022		12	11
3.900% due 08/21/2027		10	9

Wabtec Corp.
3.838% (US0003M + 1.050%) due 09/15/2021 ~		12	12

Western Digital Corp.
4.750% due 02/15/2026		40	35

Wyndham Destinations, Inc.
5.750% due 04/01/2027		6	5
5.400% due 04/01/2024		5	5
3.900% due 03/01/2023		2	2

			5,160

UTILITIES 0.5%

AT&T, Inc.
3.386% (US0003M + 0.950%) due 07/15/2021 ~		85	85
5.000% due 03/01/2021		2	2
4.900% due 08/15/2037		50	47

Enable Midstream Partners LP
4.950% due 05/15/2028		8	7

FirstEnergy Corp.
2.850% due 07/15/2022		410	400

ITC Holdings Corp.
2.700% due 11/15/2022		4	4

ONEOK, Inc.
4.550% due 07/15/2028		8	8
5.200% due 07/15/2048		10	10

Pacific Gas & Electric Co.
3.500% due 10/01/2020		18	17
3.750% due 08/15/2042		2	1
2.450% due 08/15/2022		6	5
2.950% due 03/01/2026		8	7
4.250% due 05/15/2021		4	4
3.250% due 09/15/2021		4	4

Southern California Edison Co.
6.650% due 04/01/2029		2	2
5.750% due 04/01/2035		2	2

Sprint Communications, Inc.
7.000% due 08/15/2020		610	626

Sprint Corp.
7.625% due 03/01/2026		18	18

Verizon Communications, Inc.
5.250% due 03/16/2037		20	21

			1,270

Total United States			11,798

VENEZUELA 0.0%

INDUSTRIALS 0.0%

Petroleos de Venezuela S.A.
6.000% due 11/15/2026 ^(c)		300	45
6.000% due 05/16/2024 ^(c)		20	3
9.750% due 05/17/2035 ^(c)		20	4

			52

Total Venezuela			52

Total Corporate Bonds & Notes (Cost $29,923)			28,918

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.1%

UNITED KINGDOM 0.9%

Eurosail PLC
1.600% due 09/13/2045 •	GBP	559	675
1.850% due 06/13/2045 •		953	1,187

Grifonas Finance PLC
0.014% due 08/28/2039 •	EUR	349	354

Juno Eclipse Ltd.
0.000% due 11/20/2022 •		160	181

Total United Kingdom			2,397

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED STATES 3.2%

Banc of America Alternative Loan Trust
6.000% due 04/25/2036 ^	$40	$40
6.000% due 07/25/2046 ^	91	79

Banc of America Funding Trust
4.173% due 05/20/2036 ^~	16	15

Banc of America Mortgage Trust
4.273% due 11/20/2046 ^~	9	8
6.000% due 10/25/2036 ^	20	19

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 Ø	100	89

Chase Mortgage Finance Trust
4.065% due 09/25/2036 ^~	47	44

Countrywide Alternative Loan Trust
3.206% due 10/25/2037 ^•	4,778	1,501
6.000% due 06/25/2036 ^	139	115
6.000% due 02/25/2037 ^	71	46
6.250% due 12/25/2036 ^•	29	21

Countrywide Home Loan Mortgage Pass-Through Trust
3.006% due 07/25/2037 ^•	20	11

Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036 ^	44	39

Credit Suisse First Boston Mortgage-Backed Pass-through Certificates
6.000% due 11/25/2035 ^	357	188

Credit Suisse Mortgage Capital Certificates
3.834% due 12/29/2037 ~	190	158

First Horizon Alternative Mortgage Securities Trust
4.172% due 06/25/2036 ^~	367	339

HSI Asset Loan Obligation Trust
6.000% due 06/25/2037 ^	10	9

JPMorgan Alternative Loan Trust
5.663% due 05/26/2037 «~	84	72

JPMorgan Mortgage Trust
6.500% due 07/25/2036 ^	111	80

Merrill Lynch Mortgage Investors Trust
3.677% due 03/25/2036 ^~	16	12

OBX Trust
3.356% due 04/25/2048 •	662	661

Residential Accredit Loans, Inc. Trust
3.306% due 10/25/2045 •	98	89
5.500% due 03/25/2037 ^	488	434
6.250% due 03/25/2037 ^	38	33

Structured Adjustable Rate Mortgage Loan Trust
4.072% due 10/25/2036 ^~	2,174	1,772

Wells Fargo Alternative Loan Trust
4.486% due 07/25/2037 ^~	1,139	1,063

Wells Fargo Commercial Mortgage Trust
3.412% due 09/15/2058	1,156	1,162

Total United States		8,099

Total Non-Agency Mortgage-Backed Securities (Cost $11,411)		10,496

MUNICIPAL BONDS & NOTES 0.7%

CALIFORNIA 0.2%

California State Public Works Board Revenue Notes, Series 2011
5.786% due 12/01/2021	476	502

Total California		502

ILLINOIS 0.1%

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	15	16
7.350% due 07/01/2035	5	6

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	150	143

Total Illinois		165

28	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MICHIGAN 0.1%

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	$205	$200

Total Michigan		200

PUERTO RICO 0.1%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2001
5.125% due 07/01/2031 ^(c)	30	16

Commonwealth of Puerto Rico General Obligation Bonds, Series 2007
5.250% due 07/01/2034 ^(c)	5	3
5.250% due 07/01/2037 ^(c)	5	3

Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
5.500% due 07/01/2032 ^(c)	20	11
5.700% due 07/01/2023 ^(c)	10	5

Commonwealth of Puerto Rico General Obligation Bonds, Series 2009
6.000% due 07/01/2039 ^(c)	5	3

Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
5.375% due 07/01/2030 ^(c)	10	6

Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.000% due 07/01/2041 ^(c)	120	64
5.125% due 07/01/2037 ^(c)	10	5
5.500% due 07/01/2039 ^(c)	125	67

Commonwealth of Puerto Rico General Obligation Notes, Series 2012
5.000% due 07/01/2021 ^(c)	10	5

Puerto Rico Electric Power Authority Revenue Bonds, (BABs), Series 2010
6.125% due 07/01/2040 ^(c)	100	62

Total Puerto Rico		250

VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	380	359

Total Virginia		359

WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	355	349

Total West Virginia		349

Total Municipal Bonds & Notes (Cost $1,568)		1,825

	SHARES
PREFERRED STOCKS 0.7%

GERMANY 0.6%

INDUSTRIALS 0.6%

Schaeffler AG	5,524	47

Volkswagen AG	9,083	1,449

		1,496

Total Germany		1,496

UNITED KINGDOM 0.1%

BANKING & FINANCE 0.1%

Nationwide Building Society
10.250% ~	1,130	201

Total United Kingdom		201

Total Preferred Stocks (Cost $1,592)		1,697

		SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 0.5%

CANADA 0.1%

REAL ESTATE 0.1%

Artis Real Estate Investment Trust		9,953	$67

Cominar Real Estate Investment Trust		16,451	135

Dream Office Real Estate Investment Trust		8,736	143

			345

Total Canada			345

UNITED KINGDOM 0.0%

REAL ESTATE 0.0%

Intu Properties PLC		34,929	51

Total United Kingdom			51

UNITED STATES 0.4%

FINANCIALS 0.1%

Annaly Capital Management, Inc.		18,990	186

REAL ESTATE 0.3%

CoreCivic, Inc.		10,053	179

Hospitality Properties Trust		4,323	103

VICI Properties, Inc.		26,432	497

			779

Total United States			965

Total Real Estate Investment Trusts (Cost $1,379)			1,361

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 1.1%

ARGENTINA 0.4%

Argentina Government International Bond
2.260% due 12/31/2038 Ø	EUR	135	86
2.500% due 12/31/2038 Ø		$22	12
4.625% due 01/11/2023		130	103
5.625% due 01/26/2022		15	13
6.875% due 01/11/2048		100	70
7.125% due 07/06/2036		150	108
7.820% due 12/31/2033	EUR	227	220
41.328% (BADLARPP) due 10/04/2022 ~	ARS	28	1
48.797% (BADLARPP + 3.250%) due 03/01/2020 ~		400	11
50.225% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		2,600	67
50.950% (BADLARPP + 2.500%) due 03/11/2019 ~(a)		238	6
59.257% (ARLLMONP) due 06/21/2020 ~(a)		12,939	370

Total Argentina			1,067

GREECE 0.1%

Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	200	232

Total Greece			232

KUWAIT 0.2%

Kuwait International Government Bond
3.500% due 03/20/2027		$385	384

Total Kuwait			384

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PERU 0.1%

Peru Government International Bond
5.940% due 02/12/2029	PEN	140	$42
6.150% due 08/12/2032		260	79
6.900% due 08/12/2037		7	2
6.950% due 08/12/2031		100	33

Total Peru			156

SAUDI ARABIA 0.2%

Saudi Government International Bond
2.875% due 03/04/2023		$200	193
4.500% due 10/26/2046		200	181
4.625% due 10/04/2047		200	183

Total Saudi Arabia			557

SPAIN 0.0%

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	50	62

Total Spain			62

TURKEY 0.1%

Turkey Government International Bond
7.250% due 12/23/2023		$200	206

Total Turkey			206

VENEZUELA 0.0%

Venezuela Government International Bond
6.000% due 12/09/2020 ^(c)		125	29
7.000% due 03/31/2038 ^(c)		2	0
7.650% due 04/21/2025 ^(c)		3	1
9.250% due 09/15/2027 ^(c)		44	10

Total Venezuela			40

Total Sovereign Issues (Cost $3,315)			2,704

U.S. GOVERNMENT AGENCIES 3.8%

UNITED STATES 3.8%

Fannie Mae
3.000% due 11/01/2029		25	25

Fannie Mae, TBA
3.000% due 01/01/2049		1,500	1,464
4.000% due 01/01/2049		6,000	6,119

Freddie Mac, TBA
3.000% due 01/01/2049		2,000	1,949

Total U.S. Government Agencies (Cost $9,413)			9,557

U.S. TREASURY OBLIGATIONS 10.5%

UNITED STATES 10.5%

U.S. Treasury Bonds
2.875% due 11/15/2046		1,000	974

U.S. Treasury Inflation Protected Securities (h)
0.750% due 07/15/2028		504	494

U.S. Treasury Notes
1.750% due 03/31/2022 (l)		300	293
1.750% due 05/15/2022 (l)		300	293
1.750% due 09/30/2022 (l)		500	487
1.750% due 05/15/2023 (l)		700	679
1.875% due 01/31/2022		1,600	1,572
1.875% due 02/28/2022		1,400	1,375
1.875% due 08/31/2022		500	489
1.875% due 08/31/2024		200	193
2.000% due 07/31/2022 (l)		400	394
2.000% due 05/31/2024		200	195
2.000% due 06/30/2024		4,300	4,183
2.000% due 11/15/2026		760	726
2.125% due 12/31/2021		1,500	1,486
2.125% due 06/30/2022		1,000	988
2.125% due 02/29/2024 (l)		400	392
2.125% due 07/31/2024 (l)		400	391

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	29

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.250% due 12/31/2023		$3,610	$3,565
2.250% due 01/31/2024		190	188
2.250% due 10/31/2024		2,600	2,557
2.250% due 11/15/2024 (l)		300	295
2.250% due 02/15/2027 (l)		500	486
2.500% due 05/15/2024		500	499
2.500% due 01/31/2025 (l)		3,200	3,189
2.750% due 02/15/2028 (l)		400	402

Total U.S. Treasury Obligations (Cost $27,069)			26,785

SHORT-TERM INSTRUMENTS 0.1%

CERTIFICATES OF DEPOSIT 0.0%

Barclays Bank PLC
2.890% (US0003M + 0.400%) due 10/25/2019 ~		122	122

ARGENTINA TREASURY BILLS 0.1%
(1.152)% due 01/31/2019 - 06/28/2019 (e)(f)	ARS	12,930	363

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GREECE TREASURY BILLS 0.0%
1.267% due 03/15/2019 (f)(g)	EUR	8	9

Total Short-Term Instruments (Cost $487)			494

Total Investments in Securities (Cost $290,894)			283,845

		SHARES
INVESTMENTS IN AFFILIATES 0.5%

SHORT-TERM INSTRUMENTS 0.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.5%

PIMCO Short-Term Floating NAV Portfolio III		122,710	$1,213

Total Short-Term Instruments (Cost $1,213)			1,213

Total Investments in Affiliates (Cost $1,213)			1,213

MARKET VALUE (000S)
Total Investments 111.9% (Cost $292,107)	$285,058

Financial Derivative Instruments (m)(n) (0.1)% (Cost or Premiums, net $(359))	(170)

Other Assets and Liabilities, net (11.8)%	(30,073)

Net Assets 100.0%	$254,815

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/21/2017 - 12/26/2017	$9	$67	0.03%
Eneva S.A.	12/21/2017	1	1	0.00

		$10	$68	0.03%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	3.000%	12/18/2018	01/02/2019	$(2,477)	$(2,480)
BSN	2.370	10/09/2018	01/09/2019	(1,548)	(1,557)
	2.380	10/10/2018	01/10/2019	(6,577)	(6,613)
GRE	2.440	10/18/2018	01/18/2019	(704)	(708)
RCY	2.660	12/04/2018	01/14/2019	(5,892)	(5,905)
SCX	2.850	12/18/2018	01/17/2019	(956)	(957)

Total Reverse Repurchase Agreements					$(18,220)

30	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
BOS	2.950%	12/28/2018	01/04/2019	$(7,325)	$(7,327)

Total Sale-Buyback Transactions					$(7,327)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(2,480)	$0	$(2,480)	$2,474	$(6)
BSN	0	(8,170)	0	(8,170)	8,312	142
GRE	0	(708)	0	(708)	726	18
RCY	0	(5,905)	0	(5,905)	5,928	23
SCX	0	(957)	0	(957)	974	17

Master Securities Forward Transaction Agreement
BOS	0	0	(7,327)	(7,327)	7,301	(26)

Total Borrowings and Other Financing Transactions	$0	$(18,220)	$(7,327)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(18,220)	$0	$0	$(18,220)

Total	$0	$(18,220)	$0	$0	$(18,220)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(7,327)	0	0	(7,327)

Total	$0	$(7,327)	$0	$0	$(7,327)

Total Borrowings	$0	$(25,547)	$0	$0	$(25,547)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(25,547)

(l)	Securities with an aggregate market value of $25,716 have been pledged as collateral under the terms of the above master agreements as of December 31, 2018.

(1)

The average amount of borrowings outstanding during the period ended December 31, 2018 was $(16,646) at a weighted average interest rate of 2.286%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(2)	Payable for sale-buyback transactions includes $(2) of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note March 2019 Futures	$106.000	02/22/2019	75	$	75	$1	$0
Put - CBOT U.S. Treasury 10-Year Note March 2019 Futures	111.500	02/22/2019	30		30	(1)	0
Put - CBOT U.S. Treasury 10-Year Note March 2019 Futures	112.000	02/22/2019	65		65	1	0

Total Purchased Options						$1	$0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	31

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 10-Year Bond March Futures	03/2019	2	$	187	$2	$1	$0
Call Options Strike @ EUR 150.000 on United Kingdom Long Gilt March 2019 Futures	02/2019	14		0	0	0	0
U.S. Treasury 10-Year Note March Futures	03/2019	170		20,743	513	66	0

					$515	$67	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
United Kingdom Long Gilt March Futures	03/2019	14	$	(2,198)	$5	$2	$(7)

Total Futures Contracts					$ 520	$69	$(7)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-30 5-Year Index	(5.000)%	Quarterly	06/20/2023	$ 525	$(35)	$18	$(17)	$0	$(1)
CDX.HY-31 5-Year Index	(5.000)	Quarterly	12/20/2023	1,000	(67)	45	(22)	0	(1)
CDX.IG-30 5-Year Index	(1.000)	Quarterly	06/20/2023	2,350	(41)	21	(20)	0	(1)

					$(143)	$84	$(59)	$0	$(3)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-31 5-Year Index	1.000%	Quarterly	12/20/2023	$400	$3	$(1)	$2	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	2.750%	Semi-Annual	12/19/2023	$	3,000	$(60)	$83	$23	$6	$0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		4,900	108	79	187	0	(18)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		1,000	38	37	75	0	(6)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		1,850	6	(59)	(53)	0	(11)
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	09/19/2023	ZAR	900	0	(1)	(1)	0	0
Receive	3-Month ZAR-JIBAR	8.300	Quarterly	03/15/2027		600	(2)	1	(1)	0	0
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026	AUD	5,080	175	(88)	87	12	0
Receive	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		80	(1)	(2)	(3)	0	0
Receive(5)	6-Month EUR-EURIBOR	1.000	Annual	03/20/2029	EUR	800	3	(16)	(13)	0	(1)
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029	GBP	1,793	29	(41)	(12)	0	(9)
Receive	6-Month JPY-LIBOR	0.354	Semi-Annual	01/18/2028	JPY	20,000	0	(4)	(4)	0	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		140,000	10	(29)	(19)	0	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		10,000	0	(2)	(2)	0	0
Receive(5)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		1,250,000	(61)	(234)	(295)	0	(6)
Receive(5)	6-Month JPY-LIBOR	0.415	Semi-Annual	03/25/2029		20,000	0	(4)	(4)	0	0
Receive(5)	6-Month JPY-LIBOR	0.400	Semi-Annual	03/27/2029		40,000	0	(8)	(8)	0	0
Receive(5)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/29/2029		40,000	(1)	(8)	(9)	0	0
Pay	28-Day MXN-TIIE	5.610	Lunar	07/07/2021	MXN	700	(2)	0	(2)	0	0
Pay	28-Day MXN-TIIE	6.750	Lunar	08/31/2021		2,000	(1)	(4)	(5)	0	0
Pay	28-Day MXN-TIIE	5.798	Lunar	09/06/2021		2,500	(8)	(1)	(9)	0	0
Pay	28-Day MXN-TIIE	7.350	Lunar	11/17/2021		600	0	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	7.388	Lunar	11/17/2021		500	0	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	7.199	Lunar	12/03/2021		500	0	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	7.538	Lunar	02/23/2022		1,000	0	(2)	(2)	0	0
Receive	28-Day MXN-TIIE	6.950	Lunar	06/17/2022		32,100	(5)	87	82	0	(4)
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022		400	0	0	0	0	0

32	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	28-Day MXN-TIIE	7.880%	Lunar	12/27/2022	MXN	21,200	$10	$(36)	$(26)	$3	$0
Pay	28-Day MXN-TIIE	7.640	Lunar	01/03/2023		200	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.645	Lunar	01/03/2023		2,000	0	(3)	(3)	0	0
Pay	28-Day MXN-TIIE	7.745	Lunar	01/05/2023		1,400	0	(2)	(2)	0	0
Pay	28-Day MXN-TIIE	7.610	Lunar	01/23/2023		6,000	(2)	(8)	(10)	1	0
Pay	28-Day MXN-TIIE	7.805	Lunar	02/06/2023		3,400	0	(5)	(5)	1	0
Pay	28-Day MXN-TIIE	7.820	Lunar	02/06/2023		3,400	(1)	(4)	(5)	1	0
Pay	28-Day MXN-TIIE	5.950	Lunar	01/30/2026		600	(4)	(1)	(5)	0	0
Pay	28-Day MXN-TIIE	5.990	Lunar	01/30/2026		4,300	(4)	(28)	(32)	1	0
Pay	28-Day MXN-TIIE	6.008	Lunar	03/10/2026		15,500	(15)	(98)	(113)	3	0
Pay	28-Day MXN-TIIE	6.490	Lunar	09/08/2026		30,000	13	(209)	(196)	7	0
Pay	28-Day MXN-TIIE	7.380	Lunar	11/04/2026		100	0	0	0	0	0
Pay	28-Day MXN-TIIE	8.090	Lunar	01/15/2027		3,300	0	(6)	(6)	1	0
Pay	28-Day MXN-TIIE	8.120	Lunar	01/15/2027		700	0	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	7.865	Lunar	02/02/2027		2,400	0	(6)	(6)	1	0
Pay	28-Day MXN-TIIE	8.010	Lunar	02/04/2027		1,200	0	(3)	(3)	1	0
Pay	28-Day MXN-TIIE	7.818	Lunar	02/17/2027		1,100	0	(3)	(3)	0	0
Pay	28-Day MXN-TIIE	7.150	Lunar	06/11/2027		1,200	(1)	(5)	(6)	0	0
Pay	28-Day MXN-TIIE	7.370	Lunar	10/11/2027		2,500	0	(11)	(11)	1	0
Receive	28-Day MXN-TIIE	7.940	Lunar	12/10/2027		2,900	0	7	7	0	(1)
Receive	28-Day MXN-TIIE	8.005	Lunar	12/21/2027		11,400	(6)	35	29	0	(3)
Receive	28-Day MXN-TIIE	7.800	Lunar	12/28/2027		1,200	0	4	4	0	(1)
Receive	28-Day MXN-TIIE	7.910	Lunar	12/30/2027		700	0	2	2	0	0
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028		2,000	0	5	5	0	(1)
Receive	28-Day MXN-TIIE	8.050	Lunar	01/31/2028		1,900	1	4	5	0	(1)
Pay	28-Day MXN-TIIE	7.165	Lunar	09/06/2032		400	0	(3)	(3)	0	0
Pay	28-Day MXN-TIIE	7.380	Lunar	08/14/2037		100	0	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	7.360	Lunar	08/21/2037		100	0	(1)	(1)	0	0
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		900	1	4	5	0	0

							$220	$(592)	$(372)	$39	$(62)

Total Swap Agreements							$80	$(509)	$(429)	$39	$(65)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$69	$39	$108	$0	$(7)	$(65)	$(72)

Cash of $929 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	33

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2019	EUR	4,178		$4,770	$0	$(20)
	01/2019	TRY	10		2	0	0
	01/2019		$14	ARS	586	1	0
	02/2019	TRY	303		$53	0	(3)

BPS	01/2019	ARS	196		5	0	0
	01/2019	TRY	413		78	0	0
	01/2019		$25	ARS	968	1	0
	02/2019	PEN	425		$125	0	0
	02/2019	TRY	1,205		221	0	0
	03/2019		$5	ARS	196	0	0

BRC	01/2019	TRY	256		$47	0	(1)
	01/2019		$70	GBP	55	0	0

CBK	01/2019	AUD	2,654		$1,945	75	0
	01/2019	EUR	101		115	0	(1)
	01/2019	JPY	18,300		165	0	(2)
	01/2019		$23	ARS	930	2	0
	01/2019		1,603	MXN	30,812	0	(40)
	02/2019	TRY	524		$97	0	0

DUB	01/2019	BRL	559		144	0	0
	01/2019		145	BRL	559	0	(1)
	02/2019	BRL	559		$145	1	0

GLM	01/2019	GBP	4,436		5,673	16	0
	01/2019		$65	AUD	91	0	(1)
	01/2019		48	EUR	42	0	0
	01/2019		87	GBP	68	0	0
	01/2019		909	RUB	60,217	0	(47)
	02/2019	NZD	1,133		$764	3	0
	07/2019		$5	ARS	219	0	0

HUS	01/2019	BRL	559		$144	0	0
	01/2019	MXN	3,857		191	0	(5)
	01/2019		$5	ARS	212	0	0
	01/2019		144	BRL	559	0	0

IND	01/2019	JPY	99,451		$877	0	(30)

JPM	01/2019	TRY	4		1	0	0
	01/2019		$28	ARS	1,097	1	0
	01/2019		46	EUR	40	0	0
	01/2019		18	RUB	1,225	0	(1)
	02/2019	TRY	610		$111	0	(1)
	02/2019		$1,457	TRY	8,174	48	0

MYI	01/2019	MXN	2,854		$145	0	0

NGF	03/2019		$401	INR	28,672	8	0

RBC	02/2019	TRY	255		$45	0	(2)

RYL	01/2019		$205	AUD	290	0	(1)

SCX	01/2019	TRY	603		$113	0	(1)
	01/2019		$38	TRY	249	9	0
	02/2019		288	RUB	19,097	0	(15)

Total Forward Foreign Currency Contracts						$165	$(172)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
HUS	Call - OTC AUD versus USD	$	0.773	02/26/2019	AUD	2,500	$1	$ 0
	Call - OTC USD versus MXN	MXN	25.463	02/26/2019	$	1,300	0	0
	Call - OTC USD versus RUB	RUB	96.733	02/27/2019		1,100	0	1

							$1	$ 1

34	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.000% due 02/01/2049	$67.500	02/06/2019	$ 1,500	$0	$0
	Put - OTC Fannie Mae, TBA 4.000% due 01/01/2049	75.500	01/07/2019	2,000	0	0
	Put - OTC Fannie Mae, TBA 4.000% due 02/01/2049	76.000	02/06/2019	3,500	0	0

JPM	Put - OTC Fannie Mae, TBA 4.000% due 12/01/2049	70.000	01/07/2019	500	0	0

SAL	Put - OTC Freddie Mac, TBA 3.000% due 01/01/2049	72.000	01/07/2019	2,000	0	0

					$0	$0

Total Purchased Options					$1	$1

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	0.850%	01/16/2019	$	200	$0	$(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	01/16/2019		800	(1)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	03/20/2019		4,900	(6)	(8)

BPS	Put - OTC CDX.IG-31 5-Year Index	Sell	0.850	01/16/2019		500	(1)	(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	02/20/2019		200	0	(1)

BRC	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	01/16/2019		200	0	0

CBK	Put - OTC CDX.HY-31 5-Year Index	Sell	94.000	03/20/2019		100	(1)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	01/16/2019		200	0	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	02/20/2019		200	(1)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	02/20/2019		100	0	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	03/20/2019		200	0	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	03/20/2019		100	0	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	03/20/2019		200	0	0

GST	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	01/16/2019		3,700	(4)	(6)
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	02/20/2019		800	(1)	(3)
	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019		200	0	(1)
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	EUR	200	0	0

JPM	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	03/20/2019	$	100	0	0

MYC	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	01/16/2019		200	0	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	02/20/2019		200	0	0

Total Written Options							$(15)	$(25)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	06/20/2023	1.903%	$200	$(11)	$4	$0	$(7)

BPS	Brazil Government International Bond	1.000	Quarterly	06/20/2023	1.903	100	(6)	2	0	(4)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.549	100	(2)	0	0	(2)

CBK	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	8.005	4	0	0	0	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2022	1.717	245	(8)	2	0	(6)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.549	45	0	(1)	0	(1)

DUB	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	8.004	250	29	(52)	0	(23)

GST	Mexico Government International Bond	1.000	Quarterly	06/20/2023	1.434	300	(3)	(2)	0	(5)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	1.967	200	(37)	32	0	(5)

HUS	Brazil Government International Bond	1.000	Quarterly	06/20/2023	1.903	600	(38)	16	0	(22)
	Colombia Government International Bond	1.000	Quarterly	12/20/2022	1.307	50	0	(1)	0	(1)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.549	800	(12)	(8)	0	(20)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	35

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
JPM	South Africa Government International Bond	1.000%	Quarterly	06/20/2023	2.113%	$100	$(5)	$0	$0	$(5)

MYC	South Africa Government International Bond	1.000	Quarterly	12/20/2022	1.969	400	(8)	(6)	0	(14)

							$(101)	$(14)	$0	$(115)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
DUB	CMBX.NA.AAA.9 Index	0.500%	Monthly	09/17/2058	$ 2,300	$(128)	$120	$0	$(8)

FBF	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	600	(24)	22	0	(2)

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	4,000	(85)	41	0	(44)

MYC	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	1,600	(88)	82	0	(6)

						$(325)	$265	$0	$(60)

Total Swap Agreements						$(426)	$251	$0	$(175)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$1	$0	$0	$1	$(23)	$(10)	$(7)	$(40)	$(39)	$0	$(39)
BPS	1	0	0	1	0	(3)	(6)	(9)	(8)	0	(8)
BRC	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
CBK	77	0	0	77	(43)	(2)	(7)	(52)	25	0	25
DUB	1	0	0	1	(1)	0	(31)	(32)	(31)	0	(31)
FBF	0	0	0	0	0	0	(2)	(2)	(2)	0	(2)
GLM	19	0	0	19	(48)	0	0	(48)	(29)	0	(29)
GST	0	0	0	0	0	(10)	(54)	(64)	(64)	0	(64)
HUS	0	1	0	1	(5)	0	(43)	(48)	(47)	0	(47)
IND	0	0	0	0	(30)	0	0	(30)	(30)	0	(30)
JPM	49	0	0	49	(2)	0	(5)	(7)	42	0	42
MYC	0	0	0	0	0	0	(20)	(20)	(20)	0	(20)
NGF	8	0	0	8	0	0	0	0	8	0	8
RBC	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
RYL	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
SCX	9	0	0	9	(16)	0	0	(16)	(7)	0	(7)

Total Over the Counter	$165	$1	$0	$166	$(172)	$(25)	$(175)	$(372)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

36	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$69	$69
Swap Agreements	0	0	0	0	39	39

	$0	$0	$0	$0	$108	$108

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$165	$0	$165
Purchased Options	0	0	0	1	0	1

	$0	$0	$0	$166	$0	$166

	$0	$0	$0	$166	$108	$274

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$7	$7
Swap Agreements	0	3	0	0	62	65

	$0	$3	$0	$0	$69	$72

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$172	$0	$172
Written Options	0	25	0	0	0	25
Swap Agreements	0	175	0	0	0	175

	$0	$200	$0	$172	$0	$372

	$0	$203	$0	$172	$69	$444

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(84)	$(84)
Swap Agreements	0	(54)	0	0	(91)	(145)

	$0	$(54)	$0	$0	$(175)	$(229)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$470	$0	$470
Written Options	0	22	0	1	13	36
Swap Agreements	0	43	0	0	0	43

	$0	$65	$0	$471	$13	$549

	$0	$11	$0	$471	$(162)	$320

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Futures	0	0	0	0	438	438
Swap Agreements	0	83	0	0	(273)	(190)

	$0	$83	$0	$0	$164	$247

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$24	$0	$24
Written Options	0	(15)	0	0	(3)	(18)
Swap Agreements	0	(28)	0	0	0	(28)

	$0	$(43)	$0	$24	$(3)	$(22)

	$0	$40	$0	$24	$161	$225

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	37

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Asset-Backed Securities
Cayman Islands	$0	$1,340	$0	$1,340
United States	0	9,848	0	9,848
Loan Participations and Assignments
Canada	0	4	0	4
Luxembourg	0	27	0	27
United Arab Emirates	0	94	0	94
United States	0	1,680	2	1,682
Common Stocks
Australia
Communication Services	0	578	0	578
Consumer Discretionary	0	202	0	202
Consumer Staples	62	910	0	972
Energy	0	429	0	429
Financials	0	2,663	0	2,663
Health Care	94	57	0	151
Industrials	0	131	0	131
Materials	0	714	0	714
Austria
Energy	0	175	0	175
Financials	0	190	0	190
Materials	0	75	0	75
Belgium
Communication Services	0	211	0	211
Financials	0	383	0	383
Industrials	0	59	0	59
Brazil
Energy	0	0	68	68
Utilities	0	1	0	1
Canada
Communication Services	107	0	0	107
Energy	662	0	0	662
Financials	1,747	0	0	1,747
Industrials	183	0	0	183
Utilities	414	0	0	414
Denmark
Industrials	0	190	0	190
Finland
Financials	0	302	0	302
Materials	0	176	0	176
Utilities	0	264	0	264
France
Communication Services	0	2,250	0	2,250
Consumer Discretionary	0	309	0	309
Consumer Staples	0	1,244	0	1,244
Energy	0	948	0	948
Financials	0	2,583	0	2,583
Health Care	0	2,732	0	2,732
Industrials	0	986	0	986
Utilities	0	1,527	0	1,527
Germany
Communication Services	0	54	0	54
Consumer Discretionary	50	2,146	0	2,196
Consumer Staples	0	20	0	20
Financials	0	1,473	0	1,473
Health Care	0	584	0	584
Industrials	0	934	0	934
Materials	0	1,276	0	1,276
Utilities	0	1,177	0	1,177
Hong Kong
Consumer Discretionary	0	307	0	307
Information Technology	0	40	0	40
Real Estate	0	1,028	0	1,028
Israel
Communication Services	0	169	0	169
Financials	0	20	0	20
Materials	0	342	0	342

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Italy
Energy	$0	$1,348	$0	$1,348
Financials	0	1,157	0	1,157
Industrials	0	57	0	57
Utilities	0	1,534	0	1,534
Japan
Communication Services	0	1,651	0	1,651
Consumer Discretionary	0	4,468	0	4,468
Consumer Staples	0	1,003	0	1,003
Energy	0	670	0	670
Financials	0	5,578	0	5,578
Health Care	0	948	0	948
Industrials	0	4,706	0	4,706
Information Technology	0	4,147	0	4,147
Materials	0	760	0	760
Real Estate	0	119	0	119
Utilities	0	1,551	0	1,551
Luxembourg
Communication Services	0	176	0	176
Netherlands
Communication Services	220	340	0	560
Consumer Staples	0	92	0	92
Energy	0	2,572	0	2,572
Financials	0	418	0	418
Health Care	0	640	0	640
Industrials	0	90	0	90
New Zealand
Materials	79	0	0	79
Utilities	0	23	0	23
Norway
Communication Services	0	216	0	216
Energy	0	834	0	834
Financials	0	86	0	86
Materials	0	247	0	247
Portugal
Materials	0	33	0	33
Utilities	0	479	0	479
Singapore
Industrials	0	260	0	260
South Africa
Financials	0	202	0	202
Spain
Communication Services	0	1,746	0	1,746
Consumer Staples	0	59	0	59
Financials	0	2,282	0	2,282
Industrials	0	645	0	645
Utilities	0	629	0	629
Sweden
Communication Services	0	701	0	701
Financials	0	111	0	111
Health Care	0	90	0	90
Switzerland
Communication Services	0	146	0	146
Consumer Discretionary	135	50	0	185
Financials	0	3,192	0	3,192
Health Care	0	1,854	0	1,854
Industrials	0	123	0	123
Information Technology	145	0	0	145
United Kingdom
Communication Services	0	1,659	0	1,659
Consumer Discretionary	0	880	0	880
Consumer Staples	0	733	0	733
Energy	0	2,558	0	2,558
Financials	0	4,326	0	4,326
Health Care	0	2,381	0	2,381
Industrials	0	734	0	734
Materials	0	242	0	242
Utilities	0	1,131	0	1,131

38	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
United States
Communication Services	$8,756	$0	$0	$8,756
Consumer Discretionary	9,350	0	0	9,350
Consumer Staples	9,054	0	0	9,054
Energy	12,339	0	0	12,339
Financials	15,301	0	0	15,301
Health Care	14,357	0	0	14,357
Industrials	5,637	0	0	5,637
Information Technology	8,246	0	0	8,246
Materials	2,565	0	0	2,565
Utilities	4,895	0	0	4,895
Convertible Bonds & Notes
United States
Industrials	0	11	0	11
Corporate Bonds & Notes
Australia
Banking & Finance	0	397	0	397
Industrials	0	4	0	4
Bermuda
Banking & Finance	0	858	0	858
Industrials	0	6	0	6
Brazil
Industrials	0	1	0	1
Utilities	0	443	0	443
Canada
Banking & Finance	0	45	0	45
Industrials	0	79	0	79
Cayman Islands
Banking & Finance	0	1,026	0	1,026
Industrials	0	75	0	75
Utilities	0	95	0	95
Finland
Industrials	0	6	0	6
France
Banking & Finance	0	187	0	187
Industrials	0	1,185	0	1,185
Germany
Banking & Finance	0	1,426	0	1,426
Ireland
Industrials	0	458	0	458
Italy
Banking & Finance	0	387	0	387
Japan
Utilities	0	397	0	397
Jersey, Channel Islands
Industrials	0	559	0	559
Luxembourg
Banking & Finance	0	649	0	649
Industrials	0	581	0	581
Utilities	0	1,246	0	1,246
Mexico
Industrials	0	46	0	46
Netherlands
Banking & Finance	0	1,029	0	1,029
Industrials	0	110	0	110
Norway
Industrials	0	16	0	16
United Kingdom
Banking & Finance	0	4,574	0	4,574
Industrials	0	1,183	0	1,183
United States
Banking & Finance	0	5,368	0	5,368
Industrials	0	5,160	0	5,160
Utilities	0	1,270	0	1,270
Venezuela
Industrials	0	52	0	52

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Non-Agency Mortgage-Backed Securities
United Kingdom	$0	$2,397	$0	$2,397
United States	0	8,027	72	8,099
Municipal Bonds & Notes
California	0	502	0	502
Illinois	0	165	0	165
Michigan	0	200	0	200
Puerto Rico	0	250	0	250
Virginia	0	359	0	359
West Virginia	0	349	0	349
Preferred Stocks
Germany
Industrials	0	1,496	0	1,496
United Kingdom
Banking & Finance	0	201	0	201
Real Estate Investment Trusts
Canada
Real Estate	345	0	0	345
United Kingdom
Real Estate	0	51	0	51
United States
Financials	186	0	0	186
Real Estate	779	0	0	779
Sovereign Issues
Argentina	0	1,067	0	1,067
Greece	0	232	0	232
Kuwait	0	384	0	384
Peru	0	156	0	156
Saudi Arabia	0	557	0	557
Spain	0	62	0	62
Turkey	0	206	0	206
Venezuela	0	40	0	40
U.S. Government Agencies
United States	0	9,557	0	9,557
U.S. Treasury Obligations
United States	0	26,785	0	26,785
Short-Term Instruments
Certificates of Deposit	0	122	0	122
Greece Treasury Bills	0	9	0	9
Argentina Treasury Bills	0	363	0	363

	$95,708	$187,995	$142	$283,845

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,213	$0	$0	$1,213

Total Investments	$96,921	$187,995	$142	$285,058

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	69	39	0	108
Over the counter	0	166	0	166

	$69	$205	$0	$274

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(7)	(65)	0	(72)
Over the counter	0	(372)	0	(372)

	$(7)	$(437)	$0	$(444)

Total Financial Derivative Instruments	$62	$(232)	$0	$(170)

Totals	$96,983	$187,763	$142	$284,888

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	39

Schedule of Investments PIMCO EqS® Long/Short Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 69.2%

COMMON STOCKS 34.8%

CANADA 1.5%

UTILITIES 1.5%

Fortis, Inc.	205,000	$6,834

Total Canada		6,834

GERMANY 2.0%

FINANCIALS 2.0%

Deutsche Boerse AG	77,000	9,206

Total Germany		9,206

IRELAND 1.1%

HEALTH CARE 1.1%

Medtronic PLC	53,000	4,821

Total Ireland		4,821

UNITED STATES 30.2%

COMMUNICATION SERVICES 4.1%

Alphabet, Inc. ‘C’ (a)	8,500	8,803

Walt Disney Co.	90,000	9,868

		18,671

CONSUMER DISCRETIONARY 4.4%

Carnival Corp. (f)	80,000	3,944

DR Horton, Inc.	65,000	2,253

Las Vegas Sands Corp.	100,000	5,205

Royal Caribbean Cruises Ltd.	87,000	8,508

		19,910

ENERGY 7.9%

Enterprise Products Partners LP	250,000	6,148

Equitrans Midstream Corp. (a)(f)	64,000	1,281

Marathon Oil Corp.	250,000	3,585

ONEOK, Inc.	250,000	13,487

Plains All American Pipeline LP	300,000	6,012

WPX Energy, Inc. (a)	500,000	5,675

		36,188

	SHARES	MARKET VALUE (000S)
FINANCIALS 2.1%

Discover Financial Services	125,000	$7,373

Lincoln National Corp. (f)	39,000	2,001

		9,374

HEALTH CARE 3.3%

Celgene Corp. (a)(f)	34,000	2,179

Mylan NV (a)(f)	50,000	1,370

Pfizer, Inc.	150,000	6,548

UnitedHealth Group, Inc. (f)	20,000	4,982

		15,079

INDUSTRIALS 3.6%

Illinois Tool Works, Inc. (f)	55,000	6,968

JetBlue Airways Corp. (a)(f)	300,000	4,818

Masco Corp.	160,000	4,678

		16,464

INFORMATION TECHNOLOGY 2.7%

Apple, Inc.	35,000	5,521

Oracle Corp.	150,000	6,772

		12,293

REAL ESTATE 1.1%

Howard Hughes Corp. (a)	50,000	4,881

UTILITIES 1.0%

ONE Gas, Inc.	60,000	4,776

Total United States		137,636

Total Common Stocks (Cost $174,337)		158,497

EXCHANGE-TRADED FUNDS 2.6%

UNITED STATES 2.6%

SPDR S&P Regional Banking ETF	250,000	11,697

Total Exchange-Traded Funds (Cost $15,701)		11,697

REAL ESTATE INVESTMENT TRUSTS 2.6%

UNITED STATES 2.6%

REAL ESTATE 2.6%

Equinix, Inc.	8,300	2,926

HCP, Inc.	111,000	3,100

	SHARES	MARKET VALUE (000S)

Host Hotels & Resorts, Inc.	178,500	$2,976

STORE Capital Corp.	108,000	3,057

		12,059

Total Real Estate Investment Trusts (Cost $12,889)		12,059

SHORT-TERM INSTRUMENTS 29.2%

REPURCHASE AGREEMENTS (d) 0.1%
		596

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 29.1%
2.348% due 01/03/2019 - 02/19/2019 (b)(c)(h)(j)	$132,600	132,394

Total Short-Term Instruments (Cost $132,992)		132,990

Total Investments in Securities (Cost $335,919)		315,243

	SHARES
INVESTMENTS IN AFFILIATES 32.6%

SHORT-TERM INSTRUMENTS 32.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 32.6%

PIMCO Short-Term Floating NAV Portfolio III	15,018,379	148,442

Total Short-Term Instruments (Cost $148,424)		148,442

Total Investments in Affiliates (Cost $148,424)		148,442

Total Investments 101.8% (Cost $484,343)		$463,685

Securities Sold Short (e) (23.3)% (Proceeds $115,458)		(106,038)

Financial Derivative Instruments (g)(i) (0.2)% (Cost or Premiums, net $(2,669))		(960)

Other Assets and Liabilities, net 21.7%		98,790

Net Assets 100.0%		$455,477

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$596	U.S. Treasury Notes 2.875% due 09/30/2023	$(613)	$596	$596

Total Repurchase Agreements						$(613)	$596	$596

40	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

(e)  SECURITIES SOLD SHORT

Counterparty	Description	Shares	Proceeds	Payable for Short Sales(2)
	Common Stocks (18.2)%
	Canada (1.6)%
	Energy (1.6)%
GSC	TransCanada Corp.	210,000	$(8,959)	$(7,605)

	Total Canada		(8,959)	(7,605)

	United States (16.6)%
	Communication Services (1.6)%
	Facebook, Inc.	35,000	(4,989)	(4,588)
	Omnicom Group, Inc.	34,000	(2,449)	(2,511)

			(7,438)	(7,099)

	Consumer Discretionary (5.5)%
	Amazon.com, Inc.	4,000	(6,612)	(6,008)
	BJ’s Restaurants, Inc.	55,000	(3,522)	(2,781)
FOB	Choice Hotels International, Inc.	30,000	(2,360)	(2,154)
GSC	Domino’s Pizza, Inc.	19,000	(4,771)	(4,712)
	Dunkin’ Brands Group, Inc.	35,000	(2,490)	(2,244)
	Hyatt Hotels Corp. ‘A’	35,000	(2,482)	(2,366)
FOB	NVR, Inc.	2,000	(4,876)	(4,874)

			(27,113)	(25,139)

	Consumer Staples (0.7)%
GSC	Clorox Co.	20,000	(2,554)	(3,083)

	Energy (1.6)%
	Apache Corp.	120,000	(4,859)	(3,150)
	Exxon Mobil Corp.	64,000	(5,054)	(4,364)

			(9,913)	(7,514)

	Financials (1.0)%
	Wells Fargo & Co.	100,000	(5,142)	(4,608)

	Health Care (1.2)%
	AbbVie, Inc.	26,000	(2,346)	(2,397)
FOB	Amgen, Inc.	16,000	(2,682)	(3,115)

			(5,028)	(5,512)

	Industrials (3.1)%
GSC	CSX Corp.	100,000	(6,979)	(6,213)
	Norfolk Southern Corp.	43,000	(7,061)	(6,430)
	Snap-on, Inc.	11,000	(1,706)	(1,598)

			(15,746)	(14,241)

	Information Technology (0.9)%
	International Business Machines Corp.	35,000	(4,272)	(3,979)

	Utilities (1.0)%
	Southern Co.	100,000	(4,737)	(4,392)

	Total United States		(81,943)	(75,567)

	Total Common Stocks		(90,902)	(83,172)

	Exchange-Traded Funds (0.8)%
	United States (0.8)%
FOB	iShares Nasdaq Biotechnology ETF	35,000	(3,860)	(3,375)

	Total Exchange-Traded Funds		(3,860)	(3,375)

	Real Estate Investment Trusts (4.2)%
	United States (4.2)%
FOB	Apollo Commercial Real Estate Finance, Inc.	124,000	(2,332)	(2,123)
GSC	Digital Realty Trust, Inc.	22,000	(2,527)	(2,366)
	Iron Mountain, Inc.	170,000	(6,110)	(5,614)
	Pebblebrook Hotel Trust	73,600	(2,387)	(2,093)
	Realty Income Corp.	45,000	(2,577)	(2,847)
FOB	Starwood Property Trust, Inc.	100,000	(2,211)	(2,019)
GSC	Welltower, Inc	35,000	(2,552)	(2,429)

	Total Real Estate Investment Trusts		(20,696)	(19,491)

Total Short Sales (23.2)%			$(115,458)	$(106,038)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	41

Schedule of Investments PIMCO EqS® Long/Short Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$596	$0	$0	$0	$596	$(613)	$(17)

Prime Brokerage Agreement
FOB	0	0	0	(17,660)	(17,660)	31,865	14,205
GSC	0	0	0	(88,378)	(88,378)	94,260	5,882

Total Borrowings and Other Financing Transactions	$596	$0	$0	$(106,038)

(f)

Securities with an aggregate market value of $17,533 and cash of $108,592 have been pledged as collateral as of December 31, 2018 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(1)	Includes accrued interest.
(2)	Payable for short sales includes $384 of dividends payable.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOE S&P 500	$2,675.000	01/18/2019	785	$79	$1,340	$236

Total Purchased Options					$1,340	$236

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CBOE S&P 500	$2,725.000	01/18/2019	785	$79	$(641)	$(82)

Total Written Options					$(641)	$(82)

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini Russell 2000 Index March Futures	03/2019	354	$(23,877)	$(22)	$0	$(143)
E-mini S&P 500 Index March Futures	03/2019	84	(10,522)	161	0	(81)

Total Futures Contracts				$139	$0	$(224)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-29 5-Year Index	(5.000)%	Quarterly	12/20/2022	$41,800	$(3,368)	$1,910	$(1,458)	$0	$(55)

Total Swap Agreements					$(3,368)	$1,910	$(1,458)	$0	$(55)

42	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$236	$0	$0	$236	$(82)	$(224)	$(55)	$(361)

(h)

Securities with an aggregate market value of $1,546 and cash of $1,775 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
BOA	01/2019	CAD	9,629	$ 7,194	$139	$0
	01/2019	EUR	8,890	10,149	0	(43)

NAB	01/2019	CAD	204	155	5	0

Total Forward Foreign Currency Contracts					$144	$(43)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	AMZX Index	3,729	3-Month USD-LIBOR plus a specified spread	Quarterly	09/19/2019	$8,000	$0	$(69)	$0	$(69)

CBK	Receive	AMZX Index	4,249	3-Month USD-LIBOR plus a specified spread	Quarterly	02/15/2019	5,309	0	(565)	0	(565)
	Receive	AMZX Index	2,178	3-Month USD-LIBOR plus a specified spread	Quarterly	11/20/2019	2,530	0	(209)	0	(209)

FAR	Receive	AMZX Index	8,182	3-Month USD-LIBOR plus a specified spread	Quarterly	09/12/2019	8,747	0	(93)	0	(93)

								$0	$(936)	$0	$(936)

Total Swap Agreements								$0	$(936)	$0	$(936)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure(2)
BOA	$139	$0	$0	$139	$(43)	$0	$0	$(43)	$96	$0	$96
BPS	0	0	0	0	0	0	(69)	(69)	(69)	1,993	1,924

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	43

Schedule of Investments PIMCO EqS® Long/Short Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure(2)
CBK	$0	$0	$0	$0	$0	$0	$(774)	$(774)	$(774)	$763	$(11)
FAR	0	0	0	0	0	0	(93)	(93)	(93)	0	(93)
NAB	5	0	0	5	0	0	0	0	5	0	5

Total Over the Counter	$144	$0	$0	$144	$(43)	$0	$(936)	$(979)

(j)

Securities with an aggregate market value of $2,756 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2018.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$236	$0	$0	$236

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$144	$0	$144

	$0	$0	$236	$144	$0	$380

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$82	$0	$0	$82
Futures	0	0	224	0	0	224
Swap Agreements	0	55	0	0	0	55

	$0	$55	$306	$0	$0	$361

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$43	$0	$43
Swap Agreements	0	0	936	0	0	936

	$0	$0	$936	$43	$0	$979

	$0	$55	$1,242	$43	$0	$1,340

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(1,006)	$0	$9,772	$0	$0	$8,766
Swap Agreements	0	(1,062)	0	0	0	(1,062)

	$(1,006)	$(1,062)	$9,772	$0	$0	$7,704

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$963	$0	$963
Swap Agreements	0	0	(3,207)	0	0	(3,207)

	$0	$0	$(3,207)	$963	$0	$(2,244)

	$(1,006)	$(1,062)	$6,565	$963	$0	$5,460

44	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,104)	$0	$0	$(1,104)
Written Options	0	0	558	0	0	558
Futures	1,097	0	(649)	0	0	448
Swap Agreements	0	1,206	0	0	0	1,206

	$1,097	$1,206	$(1,195)	$0	$0	$1,108

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(173)	$0	$(173)
Swap Agreements	0	0	(1,173)	0	0	(1,173)

	$0	$0	$(1,173)	$(173)	$0	$(1,346)

	$1,097	$1,206	$(2,368)	$(173)	$0	$(238)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Common Stocks
Canada
Utilities	$6,834	$0	$0	$6,834
Germany
Financials	0	9,206	0	9,206
Ireland
Health Care	4,821	0	0	4,821
United States
Communication Services	18,671	0	0	18,671
Consumer Discretionary	19,910	0	0	19,910
Energy	36,188	0	0	36,188
Financials	9,374	0	0	9,374
Health Care	15,079	0	0	15,079
Industrials	16,464	0	0	16,464
Information Technology	12,293	0	0	12,293
Real Estate	4,881	0	0	4,881
Utilities	4,776	0	0	4,776
Exchange-Traded Funds
United States	11,697	0	0	11,697
Real Estate Investment Trusts
United States
Real Estate	12,059	0	0	12,059
Short-Term Instruments
Repurchase Agreements	0	596	0	596
U.S. Treasury Bills	0	132,394	0	132,394

	$173,047	$142,196	$0	$315,243

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$148,442	$0	$0	$148,442

Total Investments	$321,489	$142,196	$0	$463,685

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Short Sales, at Value - Liabilities
Common Stocks
Canada
Energy	$(7605)	$0	$0	$(7605)
United States
Communication Services	(7,099)	0	0	(7,099)
Consumer Discretionary	(25,139)	0	0	(25,139)
Consumer Staples	(3,083)	0	0	(3,083)
Energy	(7,514)	0	0	(7,514)
Financials	(4,608)	0	0	(4,608)
Health Care	(5,512)	0	0	(5,512)
Industrials	(14,241)	0	0	(14,241)
Information Technology	(3,979)	0	0	(3,979)
Utilities	(4,392)	0	0	(4,392)
Exchange-Traded Funds
United States	(3,375)	0	0	(3,375)
Real Estate Investment Trusts
United States	(19,491)	0	0	(19,491)

	$(106,038)	$0	$0	$(106,038)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	236	0	236
Over the counter	0	144	0	144

	$0	$380	$0	$380

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(224)	(137)	0	(361)
Over the counter	0	(979)	0	(979)

	$(224)	$(1,116)	$0	$(1,340)

Total Financial Derivative Instruments	$(224)	$(736)	$0	$(960)

Totals	$215,227	$141,460	$0	$356,687

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	45

Notes to Financial Statements

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A and Class C shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser for the equity portion of the PIMCO Dividend and Income Fund. PIMCO and Research Affiliates have also engaged Parametric Portfolio Associates, LLC (“Parametric”) to implement the investment strategies of the equity portion of the PIMCO Dividend and Income Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to

46	PIMCO EQUITY SERIES

December 31, 2018 (Unaudited)

that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Dividend and Income Fund	Quarterly	Quarterly

PIMCO EqS® Long/Short Fund	Annually	Annually

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

SEMIANNUAL REPORT	DECEMBER 31, 2018	47

Notes to Financial Statements (Cont.)

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements. Prior distributions for the period ended June 30, 2018, before these amendments became effective, were presented as follows (amounts in thousands†):

	PIMCO Dividend and Income Fund		PIMCO EqS® Long/Short Fund

Distributions to Shareholders:

From net investment income

Institutional Class	$(650)		$0

Class I-2	(724)		0

Class I-3	0		0

Class D	(152	)(a)	0	(a)

Class A	(3,458)		0

Class C	(2,417)		0

From net realized capital gains

Institutional Class	0		(9,995)

Class I-2	0		(6,284)

Class I-3	0		0

Class D	0	(a)	(2,640	)(a)

Class A	0		(4,412)

Class C	0		(4,484)

Total Distributions from Net Investment Income and/or Net Realized Capital Gains	$(7,401)		$(27,815)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Class D shares converted into Class A shares on March 23, 2018, and are no longer available for purchase or as an exchange.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value

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based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. The Adviser may consult with the Sub-Adviser or Parametric in providing such recommendations or otherwise with respect to valuation of the PIMCO Dividend and Income Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in

SEMIANNUAL REPORT	DECEMBER 31, 2018	49

Notes to Financial Statements (Cont.)

an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of

50	PIMCO EQUITY SERIES

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valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2018 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 06/30/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Dividend and Income Fund	$2,007	$19,707	$(20,501)	$0	$0	$1,213	$6	$0

PIMCO EqS® Long/Short Fund	141,419	222,354	(215,299)	(11)	(21)	148,442	1,754	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	DECEMBER 31, 2018	51

Notes to Financial Statements (Cont.)

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Exchange-Traded Funds  typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, a Fund would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private

52	PIMCO EQUITY SERIES

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insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

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Notes to Financial Statements (Cont.)

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at December 31, 2018 are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In

54	PIMCO EQUITY SERIES

December 31, 2018 (Unaudited)

periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. A Fund may use futures contracts

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Notes to Financial Statements (Cont.)

to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

56	PIMCO EQUITY SERIES

December 31, 2018 (Unaudited)

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap

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Notes to Financial Statements (Cont.)

agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and

58	PIMCO EQUITY SERIES

December 31, 2018 (Unaudited)

a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Dividend and Income Fund	PIMCO EqS® Long/Short Fund

Equity	X	X

Dividend-Oriented Stocks	X

Value Investing	X	X

Foreign (Non-U.S.) Investment	X	X

Emerging Markets	X	X

Sovereign Debt	X	X

Market	X	X

Issuer	X	X

Interest Rate	X	X

Call	X	X

Credit	X	X

High Yield and Distressed Company	X	X

Currency	X	X

Real Estate	X	X

Liquidity	X	X

Leveraging	X	X

Issuer Non-Diversification		X

Management	X	X

Small-Cap and Mid-Cap Company	X	X

Derivatives	X	X

Model	X

Mortgage-Related and Other Asset-Backed	X

Short Exposure	X	X

Convertible Securities	X	X

Cash Holdings		X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Dividend-Oriented Stocks Risk  is the risk that companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by a Fund or a Fund receiving less income. In addition, equity securities with higher dividend yields may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall. A Fund’s use of a dividend capture strategy (i.e., purchasing an equity security shortly before the issuer pays a dividend and selling it shortly thereafter) exposes a Fund to higher portfolio turnover, increased trading costs, the potential for capital loss, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading and may result in negative tax consequences.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

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Notes to Financial Statements (Cont.)

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Interest Rate Risk  is the risk that fixed income securities and dividend-paying equity securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, a Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield and Distressed Company Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject a Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer than funds that are “diversified”.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Small-Cap and Mid-Cap Company Risk  is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to

60	PIMCO EQUITY SERIES

December 31, 2018 (Unaudited)

centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors and may result in a decline in the value of an investment in a Fund.

Mortgage-Related and Other Asset-Backed Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Cash Holdings Risk  is the risk of holding large cash positions, including lower returns and potential lost opportunities to participate in market appreciation.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the

Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as

SEMIANNUAL REPORT	DECEMBER 31, 2018	61

Notes to Financial Statements (Cont.)

determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Class A	Class C
PIMCO Dividend and Income Fund	0.49%	0.30%	0.40%	0.50%	*(1)	0.40%	0.40%
PIMCO EqS® Long/Short Fund	1.04%	0.45%	0.55%	0.65%	(1)	0.55%	0.55%

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)

PIMCO has contractually agreed, through October 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to

Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives

62	PIMCO EQUITY SERIES

December 31, 2018 (Unaudited)

servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended December 31, 2018, the Distributor retained $28,233 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $62,000, plus $6,250 for each Board meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $9,000, the valuation oversight committee lead receives an additional annual retainer of $2,000 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,000) and each other committee chair receives an additional annual retainer of $750.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO previously contractually agreed to reduce its Advisory Fee for the PIMCO Dividend and Income Fund. Effective June 16, 2016, this contractual agreement has been terminated. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO at December 31, 2018, were as follows (amounts in thousands†):

	Expiring within
Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Dividend and Income Fund	$427	$29	$30	$486

PIMCO EqS® Long/Short Fund	114	47	48	209

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2019, to reduce its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the PIMCO Dividend and Income Fund and PIMCO EqS® Long/Short Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The Waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

SEMIANNUAL REPORT	DECEMBER 31, 2018	63

Notes to Financial Statements (Cont.)

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2018, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Dividend and Income Fund	$637	$57

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust

(including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2018, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Dividend and Income Fund	$69,365	$70,788	$40,817	$47,032

PIMCO EqS® Long/Short Fund	0	0	539,671	639,777

†	A zero balance may reflect actual amounts rounding to less than one thousand.

64	PIMCO EQUITY SERIES

December 31, 2018 (Unaudited)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Dividend and Income Fund						PIMCO EqS® Long/Short Fund

	Six Months Ended 12/31/2018 (Unaudited)		Year Ended 06/30/2018				Six Months Ended 12/31/2018 (Unaudited)		Year Ended 06/30/2018

	Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount
Receipts for shares sold

Institutional Class	268	$3,067	521		$6,106		1,899	$22,699	5,993		$72,343

I-2	398	4,512	1,178		13,779		4,641	55,861	2,466		29,527

I-3	0	0	0		0		119	1,426	2		18

Class D	0	0	80		935		0	0	1,764		21,142

Class A	876	9,903	2,541	(a)	29,861	(a)	711	8,373	5,044	(b)	58,073	(b)

Class C	400	4,475	688		8,096		256	2,866	455		5,181
Issued as reinvestment of distributions

Institutional Class	56	597	55		650		1,046	11,635	850		9,984

I-2	46	497	41		487		928	10,241	537		6,263

I-3	0	0	0		0		8	92	0		0

Class D	0	0	13		151		0	0	229		2,640

Class A	280	2,985	255		2,994		687	7,450	382		4,401

Class C	184	1,951	175		2,049		479	4,943	405		4,480
Cost of shares redeemed

Institutional Class	(444)	(5,062)	(662)		(7,742)		(3,465)	(40,966)	(7,452)		(89,807)

I-2	(503)	(5,740)	(1,085)		(12,726)		(2,723)	(32,069)	(4,603)		(55,234)

I-3	0	0	0		0		(6)	(67)	0		0

Class D	0	0	(825	)(a)	(9,540	)(a)	0	0	(5,839	)(b)	(67,810	)(b)

Class A	(1,719)	(19,528)	(3,850)		(45,103)		(2,091)	(24,233)	(3,005)		(35,350)

Class C	(1,809)	(20,568)	(3,554)		(41,378)		(1,005)	(11,139)	(2,314)		(26,344)

Net increase (decrease) resulting from Fund share transactions	(1,967)	$(22,911)	(4,429)		$(51,381)		1,484	$17,112	(5,086)		$(60,493)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	On March 23, 2018, 625 Class D shares in the amount of $7,204 converted into Class A shares of the Fund.
(b)	On March 23, 2018, 3,827 Class D shares in the amount of $43,813 converted into Class A shares of the Fund.

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2018, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

SEMIANNUAL REPORT	DECEMBER 31, 2018	65

Notes to Financial Statements (Cont.)

December 31, 2018 (Unaudited)

As of their last fiscal year ended June 30, 2018, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Dividend and Income Fund	$66,535	$37,203

PIMCO EqS® Long/Short Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO Dividend and Income Fund	$292,592	$20,738	$(28,387)	$(7,649)

PIMCO EqS® Long/Short Fund	368,447	16,092	(28,892)	(12,800)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

66	PIMCO EQUITY SERIES

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services, Inc.

BOS	Banc of America Securities LLC	FOB	Credit Suisse Securities (USA) LLC	MYI	Morgan Stanley & Co. International PLC

BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	NAB	National Australia Bank Ltd.

BRC	Barclays Bank PLC	GRE	RBS Securities, Inc.	NGF	Nomura Global Financial Products, Inc.

BSN	Bank of Nova Scotia	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada

CBK	Citibank N.A.	GST	Goldman Sachs International	RCY	Royal Bank of Canada

DUB	Deutsche Bank AG	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC

FAR	Wells Fargo Bank National Association	IND	Crédit Agricole Corporate and Investment Bank S.A.	SAL	Citigroup Global Markets, Inc.

FBF	Credit Suisse International	JPM	JP Morgan Chase Bank N.A.	SCX	Standard Chartered Bank

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	PEN	Peruvian New Sol

AUD	Australian Dollar	INR	Indian Rupee	RUB	Russian Ruble

BRL	Brazilian Real	JPY	Japanese Yen	TRY	Turkish New Lira

CAD	Canadian Dollar	MXN	Mexican Peso	USD (or $)	United States Dollar

EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand

Exchange Abbreviations:

CBOE	Chicago Board Options Exchange	CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

AMZX	Alerian MLP Total Return Index	CDX.HY	Credit Derivatives Index - High Yield	S&P 500	Standard & Poor’s 500 Index

BADLARPP	Argentina Badlar Floating Rate Notes	CDX.IG	Credit Derivatives Index - Investment Grade	US0003M	3 Month USD Swap Rate

BP0003M	3 Month GBP-LIBOR	CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:

ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	SP - ADR	Sponsored American Depositary Receipt

ADR	American Depositary Receipt	JIBAR	Johannesburg Interbank Agreed Rate	SPDR	Standard & Poor’s Depositary Receipts

BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

BBR	Bank Bill Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD%	Interest rate to be determined when loan settles or at the time of funding

BBSW	Bank Bill Swap Reference Rate	PIK	Payment-in-Kind	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CLO	Collateralized Loan Obligation

SEMIANNUAL REPORT	DECEMBER 31, 2018	67

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Investment Advisory Contract, Sub-Advisory Agreement, Portfolio Implementation Agreement and Second Amended and Restated Supervision and Administration Agreement

At a meeting held on August 22, 2018, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2019. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2019. In addition, the Board considered and unanimously approved the renewal of the: (i) Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO RAE Fundamental Emerging Markets Fund, PIMCO RAE Fundamental Global ex-US Fund, PIMCO RAE Fundamental Global Fund, PIMCO RAE Fundamental International Fund, PIMCO RAE Fundamental US Fund, PIMCO RAE Fundamental US Small Fund and the equity sleeve of the PIMCO Dividend and Income Fund (the “RAE Funds”), each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Portfolio Implementation Agreement (the “Portfolio Implementation Agreement”) among PIMCO, on behalf of the RAE Funds, each a series of the Trust, Research Affiliates and Parametric Portfolio Associates LLC (“Parametric”), each for an additional one-year term through August 31, 2019.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Parametric to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Parametric to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio

Implementation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates and Parametric, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Parametric in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received information on matters related to the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 22, 2018 meeting. The Independent Trustees also conducted an in-person meeting with counsel to the Trust and the Independent Trustees on July 18, 2018, to discuss the Lipper Report, as defined below, and certain aspects of the 2018 15(c) materials including, but not limited to, the Funds’ performance, the Funds’ advisory fees and total expense ratios, the comparative information with respect to fees and performance included in the Lipper Report, and the unified fee structure employed by the Trusts. In addition, the Independent Trustees requested and received supplemental information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement, the Board

68	PIMCO EQUITY SERIES

(Unaudited)

did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Parametric, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Funds do business, to manage collateral and to protect the Funds from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio-level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2017, including, but not limited to: upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; expanding proprietary applications suites to enrich capabilities across Compliance, Analytics, Risk Management, Client Reporting, Attribution and Customer Relationship Management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program and global business continuity functions; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; engaging a third party service provider to implement the SEC reporting modernization regime; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; and continuing to expand the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the sub-advisory services provided by Research Affiliates to the RAE Funds and noted that it had met with senior personnel from Research Affiliates during the year. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing sub-advisory services to the RAE Funds. The Board also considered Research Affiliates’ supervisory responsibilities with respect to Parametric’s provision of portfolio implementation services to the RAE Funds. The Board further considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

In addition, the Board considered the portfolio implementation and other operational services provided by Parametric to the RAE Funds by, among other things, effecting portfolio transactions on behalf of the RAE Funds. The Board further considered PIMCO’s oversight of Parametric in connection with Parametric providing portfolio implementation services. The Board also considered information about

SEMIANNUAL REPORT	DECEMBER 31, 2018	69

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Parametric’s personnel responsible for providing services to the RAE Funds under the Portfolio Implementation Agreement. The Board also considered the nature and quality of Parametric’s trading, risk management, and compliance capabilities and resources, including Parametric’s policies and procedures regarding trade aggregation and allocation, which are integral parts of its role as portfolio implementer.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements, provided by Research Affiliates under the Sub-Advisory Agreement, and provided by Parametric under the Portfolio Implementation Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement. The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2018 and other performance data, as available, over short- and long-term periods ended June 30, 2018 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2018 (the “Lipper Report”). The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 22, 2018 meeting.

The Board noted that, as of June 30, 2018, 62%, 66% and 76% of the assets of the Trust (based on Institutional Class performance) had outperformed their relevant benchmark net of fees over the three-, five- and ten-year periods, respectively. The Board discussed these and other performance-related developments.

The Board also noted that, according to Broadridge, certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, over short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of certain Funds over short- and long-term periods. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a fee premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate due to competitive positioning considerations, observed long-term notable underperformance and significant misalignments with the level or quality of services being provided or a change in the overall strategic positioning of the Funds.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such

70	PIMCO EQUITY SERIES

(Unaudited)

Funds to PIMCO. With respect to advisory fees, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Funds’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts and to other sub-advised clients with similar investment strategies, including differences in advisory services provided. The Board discussed comparisons of fees for Funds with fees for separate accounts and/or PIMCO private/alternative funds with similar investment strategies, noting that for certain Funds, there were no appropriate comparisons because PIMCO did not manage comparable separate accounts at the time that the Board considered the Agreements. The Board noted that the advisory fees (or management fees, where applicable) for most Funds were similar to the fee rates charged to other investment companies with the same investment strategies as the Funds.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge. The Board also considered that as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing the Funds to scale at inception and reinvesting in other important areas of the business that support the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the Funds’ total expenses continued to be generally in line with those of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by Broadridge, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates, Parametric and Broadridge, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO under both the adjusted asset profitability method and the profit and loss profitability method, which were each utilized to calculate profitability. The Independent Trustees also noted that the

SEMIANNUAL REPORT	DECEMBER 31, 2018	71

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

2017 margins with respect to PIMCO’s relationship with the Funds were within the range of publicly-traded asset manager margins reported by Strategic Insight and Broadridge. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision and governance of those services, and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services and oversight provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Parametric supported the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, the fees paid to Research Affiliates by PIMCO under the Sub-Advisory Agreement, and the fees paid to Parametric by PIMCO under the Portfolio Implementation Agreement, and that the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement was in the best interests of the Funds and their shareholders.

72	PIMCO EQUITY SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Portfolio Implementer

Parametric Portfolio Associates

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES4001SAR_123118

PIMCO EQUITY SERIES®

Semiannual Report

December 31, 2018

PIMCO RAE Emerging Markets Fund

PIMCO RAE Global Fund

PIMCO RAE Global ex-US Fund

PIMCO RAE International Fund

PIMCO RAE US Fund

PIMCO RAE US Small Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

Beginning January 1, 2019, you may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

Fund	Fund Summary	Schedule of Investments

PIMCO RAE Emerging Markets Fund[1]	6	32

PIMCO RAE Global Fund[2]	8	41

PIMCO RAE Global ex-US Fund[3]	10	43

PIMCO RAE International Fund[4]	12	45

PIMCO RAE US Fund[5]	14	54

PIMCO RAE US Small Fund[6]	16	58

[1]	Prior to July 30, 2018, the PIMCO RAE Emerging Markets Fund was named the PIMCO RAE Fundamental Emerging Markets Fund.
[2]	Prior to July 30, 2018, the PIMCO RAE Global Fund was named the PIMCO RAE Fundamental Global Fund.
[3]	Prior to July 30, 2018, the PIMCO RAE Global ex-US Fund was named the PIMCO RAE Fundamental Global ex-US Fund.
[4]	Prior to July 30, 2018, the PIMCO RAE International Fund was named the PIMCO RAE Fundamental International Fund.
[5]	Prior to July 30, 2018, the PIMCO RAE US Fund was named the PIMCO RAE Fundamental US Fund.
[6]	Prior to July 30, 2018, the PIMCO RAE US Small Fund was named the PIMCO RAE Fundamental US Small Fund.

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Equity Series Semiannual Report, which covers the six-month reporting period ended December 31, 2018. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended December 31, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 4.2% during the second quarter of 2018, the strongest since the third quarter of 2014. GDP then expanded at an annual pace of 3.4% during the third quarter of the year. Finally, the Commerce Department’s initial reading for fourth-quarter 2018 GDP has been delayed due to the partial government shutdown.

The Federal Reserve (the “Fed”) continued to normalize monetary policy during the reporting period. After raising rates in March and June, the Fed again moved rates higher at its September and December 2018 meetings. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet during the reporting period.

Economic activity outside the U.S. initially accelerated during the reporting period, but moderated as it progressed. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies, while other central banks took a more hawkish stance. The Bank of England raised rates at its meeting in August 2018 and the Bank of Canada raised rates twice during the reporting period. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period as longer-term rates fell more than short-term rates. The yield on the benchmark 10-year U.S. Treasury note was 2.69% at the end of the reporting period, down from 2.85% on June 30, 2018. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 1.96% over the six months ended December 31, 2018. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned 1.65% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weaker results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index returned -2.34% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 0.65% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 0.25% over the period.

Global equities produced poor results during the reporting period. U.S. equities moved sharply higher over the first half of the period. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations. However, U.S. equities fell sharply during the fourth quarter of 2018. We believe this was triggered by a number of factors, including signs of moderating global growth, concerns over future Fed rate hikes, the ongoing trade dispute between the U.S. and China and the partial U.S. government shutdown. All told, U.S. equities, as represented by the S&P 500 Index, returned -6.85% during the reporting period. Elsewhere, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -8.49% during the reporting period, whereas global equities, as represented by the MSCI World Index, returned -9.10%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -9.45% during the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -10.14%.

Commodity prices fluctuated and generally declined during the reporting period. When the reporting period began, West Texas crude oil was approximately $70 a barrel, but by the end it was roughly $45 a barrel. This was driven in part by increased supply and declining global demand. Elsewhere, gold prices rose, whereas copper prices declined during the reporting period.

2	PIMCO EQUITY SERIES

Finally, during the reporting period the foreign exchange markets experienced periods of volatility, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar produced mixed results against other major currencies during the reporting period. For example, the U.S. dollar appreciated 1.92% and 3.53% versus the euro and the British pound, respectively, whereas the U.S. dollar depreciated 0.97% versus the yen during the reporting period.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Equity Series

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	DECEMBER 31, 2018	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO RAE Emerging Markets Fund, PIMCO RAE Global Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund (each, a “Fund” and collectively, the “Funds”).

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The PIMCO RAE Global Fund and PIMCO RAE Global ex-US Fund are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the PIMCO RAE Global Fund invests substantially all of its assets in Institutional Class shares of the PIMCO RAE US Fund, PIMCO RAE International Fund (“International Fund”) and PIMCO RAE Emerging Markets Fund (“Emerging Markets Fund”) (collectively, “Underlying Funds”), and equity securities that are eligible investments for the Underlying Funds. Under normal circumstances, the PIMCO RAE Global ex-US Fund invests substantially all of its assets in Institutional Class shares of the International Fund and Emerging Markets Fund, equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The PIMCO RAE Global Fund and PIMCO RAE Global ex-US Fund may invest in other affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (together with the Underlying Funds, “Acquired Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying Funds or Acquired Funds, as applicable).

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund

4	PIMCO EQUITY SERIES

will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2*	I-3	Class A	Diversification Status
PIMCO RAE Emerging Markets Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Non-diversified
PIMCO RAE Global Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Non-diversified
PIMCO RAE Global ex-US Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Non-diversified
PIMCO RAE International Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Non-diversified
PIMCO RAE US Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Non-diversified
PIMCO RAE US Small Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Non-diversified

*	Effective April 27, 2018, the name of Class P for all Funds of the Trust that offer such class was changed to I-2.

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of a Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. A Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com.

The SEC adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

SEMIANNUAL REPORT	DECEMBER 31, 2018	5

PIMCO RAE Emerging Markets Fund

Cumulative Returns Through December 31, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Emerging Markets Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in investments that are economically tied to emerging market countries. Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks economically tied to emerging market countries (“RAE Emerging Markets Portfolio”) through investment in the securities that comprise the RAE Emerging Markets Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2018*

	6 Months**	1 Year	5 Year	10 Year	Fund Inception (05/31/06)
PIMCO RAE Emerging Markets Fund Institutional Class	(6.06)%	(12.65)%	2.38%	9.22%	5.66%
PIMCO RAE Emerging Markets Fund I-2	(6.10)%	(12.72)%	2.29%	9.17%	5.63%
PIMCO RAE Emerging Markets Fund Class A	(6.10)%	(12.87)%	2.16%	9.10%	5.58%
PIMCO RAE Emerging Markets Fund Class A (adjusted)	(9.65)%	(16.15)%	1.38%	8.68%	5.27%
MSCI Emerging Markets Index±	(8.49)%	(14.58)%	1.65%	8.02%	4.45%
MSCI Emerging Markets Value Index±±	(3.54)%	(10.74)%	0.51%	6.99%	4.24%

All Fund returns are net of fees and expenses.

** Cumulative return.

± The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

±± The MSCI Emerging Markets Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 24 emerging markets countries. The value investment style characteristics for index construction of the MSCI Emerging Markets Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on May 31, 2006 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.97% for the Institutional Class shares, 1.07% for the I-2 shares and 1.32% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

6	PIMCO EQUITY SERIES

Institutional Class - PEIFX	I-2 - PEPFX	Class A - PEAFX

Geographic Breakdown as of 12/31/20181§

China	24.2%
South Korea	19.9%
Taiwan	10.1%
Russia	10.1%
Hong Kong	6.1%
Brazil	5.4%
India	5.2%
South Africa	4.4%
Thailand	3.0%
Turkey	2.6%
Mexico	2.0%
Malaysia	2.0%
Poland	1.4%
Indonesia	1.2%
Other	1.9%

1  % of Investments, at value.

§ Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»

Underweight exposure to, and security selection in, the communications services sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the consumer discretionary sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the utilities sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the health care sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the financials sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	Security selection in the materials sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

SEMIANNUAL REPORT	DECEMBER 31, 2018	7

PIMCO RAE Global Fund

Cumulative Returns Through December 31, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Global Fund seeks long-term capital appreciation by investing under normal circumstances substantially all of its assets in (i) Institutional Class shares of the PIMCO RAE US Fund (“US Fund”), the PIMCO RAE International Fund (“International Fund”), and the PIMCO RAE Emerging Markets Fund (“Emerging Markets Fund”) (together, the US Fund, the International Fund and the Emerging Markets Fund are referred to as the “Underlying Funds”) and (ii) equity securities that are eligible investments for the Underlying Funds. Under normal circumstances, each of the Underlying Funds obtains exposure to a portfolio of stocks (each, a “RAE Portfolio”) through investment in the securities that comprise the RAE Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2018

	6 Months*	1 Year	Fund Inception (06/05/15)
PIMCO RAE Global Fund Institutional Class	(9.13)%	(11.61)%	3.15%
PIMCO RAE Global Fund I-2	(9.23)%	(11.79)%	3.01%
PIMCO RAE Global Fund Class A	(9.26)%	(11.91)%	2.80%
PIMCO RAE Global Fund Class A (adjusted)	(12.69)%	(15.22)%	1.71%
MSCI All Country World Index±	(9.02)%	(9.42)%	3.68%
MSCI All Country World Value Index±±	(7.19)%	(10.79)%	2.50%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 47 country indices comprising 23 developed and 24 emerging market country indices.

±± The MSCI All Country World Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 23 developed markets countries and 24 emerging markets countries. The value investment style characteristics for index construction of the MSCI All Country World Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 1.21% for the Institutional Class shares, 1.31% for the I-2 shares and 1.56% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO EQUITY SERIES

Institutional Class - PFQIX	I-2 - PFQPX	Class A - PFQAX

Top Holdings as of 12/31/20181§

PIMCO RAE US Fund	44.6%
PIMCO RAE International Fund	42.8%
PIMCO RAE Emerging Markets Fund	12.5%

1  % of Investments, at value.

§ Top Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»

Underweight exposure to, and security selection in, the communications services sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the utilities sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the health care sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Security selection in the financials sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	Security selection in the consumer discretionary sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	Security selection in the industrials sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

SEMIANNUAL REPORT	DECEMBER 31, 2018	9

PIMCO RAE Global ex-US Fund

Cumulative Returns Through December 31, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Global ex-US Fund seeks long-term capital appreciation by investing under normal circumstances substantially all of its assets in (i) Institutional Class shares of the PIMCO RAE International Fund (“International Fund”) and the PIMCO RAE Emerging Markets Fund (“Emerging Markets Fund”) (together, the International Fund and the Emerging Markets Fund are referred to as the “Underlying Funds”) and (ii) securities that are eligible investment for the Underlying Funds. Under normal circumstances, each of the Underlying Funds obtains exposure to a portfolio of stocks (each, a “RAE Portfolio”) through investment in the securities that comprise the RAE Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2018

	6 Months*	1 Year	Fund Inception (06/05/15)
PIMCO RAE Global ex-US Fund Institutional Class	(9.98)%	(14.91)%	1.08%
PIMCO RAE Global ex-US Fund I-2	(9.99)%	(14.94)%	0.97%
PIMCO RAE Global ex-US Fund Class A	(10.12)%	(15.16)%	0.76%
PIMCO RAE Global ex-US Fund Class A (adjusted)	(13.47)%	(18.36)%	(0.31)%
MSCI All Country World ex US Index±	(10.84)%	(14.20)%	0.63%
MSCI All Country World ex US Value Index±±	(9.17)%	(13.97)%	(0.17)%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The MSCI All Country World ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 46 country indices comprising 22 developed and 24 emerging market country indices.

±± The MSCI All Country World ex US Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 22 developed and 24 emerging markets countries. The value investment style characteristics for index construction of the MSCI All Country World ex US Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 1.32% for the Institutional Class shares, 1.42% for the I-2 shares and 1.67% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO EQUITY SERIES

Institutional Class - PZRIX	I-2 - PZRPX	Class A - PZRAX

Top Holdings as of 12/31/20181§

PIMCO RAE International Fund	77.0%
PIMCO RAE Emerging Markets Fund	22.6%

1  % of Investments, at value.

§ Top Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to, and security selection in, the utilities sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the communications services sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the information technology sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the consumer discretionary sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the financials sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	Security selection in the real estate sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

SEMIANNUAL REPORT	DECEMBER 31, 2018	11

PIMCO RAE International Fund

Cumulative Returns Through December 31, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE International Fund seeks long-term capital appreciation under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to at least three foreign (non-U.S.) countries (“RAE International Portfolio”) through investment in the securities that comprise the RAE International Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2018

	6 Months*	1 Year	Fund Inception (06/05/15)
PIMCO RAE International Fund Institutional Class	(11.21)%	(15.52)%	0.39%
PIMCO RAE International Fund I-2	(11.14)%	(15.54)%	0.35%
PIMCO RAE International Fund Class A	(11.28)%	(15.76)%	0.07%
PIMCO RAE International Fund Class A (adjusted)	(14.61)%	(18.90)%	(0.99)%
MSCI EAFE Index±	(11.35)%	(13.79)%	0.32%
MSCI EAFE Value Index±±	(10.66)%	(14.78)%	(0.84)%

All Fund returns are net of fees and expenses.

* Cumulative return.

± MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

±± The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the US and Canada. The value investment style characteristics for index construction of the MSCI EAFE Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.62% for the Institutional Class shares, 0.72% for the I-2 shares and 0.97% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO EQUITY SERIES

Institutional Class - PPYIX	I-2 - PPYPX	Class A - PPYAX

Geographic Breakdown as of 12/31/20181§

Japan	25.7%
United Kingdom	15.3%
France	10.5%
Germany	9.2%
Canada	7.2%
Switzerland	6.2%
Australia	5.0%
Spain	3.9%
Netherlands	3.4%
Italy	3.2%
Hong Kong	2.4%
Sweden	1.5%
Singapore	1.1%
Israel	1.0%
Other	4.4%

1  % of Investments, at value.

§ Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to the utilities sector contributed to relative returns, as the sector outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the information technology sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the communications services sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the energy sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	Security selection in the consumer discretionary sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to the financials sector detracted from relative returns, as the sector underperformed the benchmark index.

SEMIANNUAL REPORT	DECEMBER 31, 2018	13

PIMCO RAE US Fund

Cumulative Returns Through December 31, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE US Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in securities of companies economically tied to the United States (“U.S. companies”). Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of U.S. companies (“RAE US Portfolio”) through investment in the securities that comprise the RAE US Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2018*

	6 Months**	1 Year	5 Year	10 Year	Fund Inception (12/22/04)
PIMCO RAE US Fund Institutional Class	(8.08)%	(7.01)%	6.33%	12.74%	7.40%
PIMCO RAE US Fund Class I-2	(8.11)%	(7.12)%	6.25%	12.70%	7.37%
PIMCO RAE US Fund Class A	(8.25)%	(7.43)%	6.02%	12.59%	7.29%
PIMCO RAE US Fund Class A (adjusted)	(11.72)%	(10.88)%	5.22%	12.16%	7.01%
S&P 500 Index±	(6.85)%	(4.38)%	8.49%	13.12%	7.54%♦
Russell 1000® Value Index±±	(6.69)%	(8.27)%	5.95%	11.18%	6.39% ♦

All Fund returns are net of fees and expenses.

** Cumulative return.

♦ Average annual total return since 12/31/2004.

± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

±± The Russell 1000® Value Index measures the performance of large and midcapitalization value sectors of the U.S. equity market, as defined by FTSE Russell. The Russell 1000® Value Index is a subset of the Russell 1000® Index, which measures the performance of the large and mid-capitalization sector of the U.S. equity market.

It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on December 22, 2004 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.52% for the Institutional Class shares, 0.62% for the I-2 shares and 0.92% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

14	PIMCO EQUITY SERIES

Institutional Class - PKAIX	I-2 - PKAPX	Class A - PKAAX

Sector Breakdown as of 12/31/20181§

Information Technology	15.9%
Financials	15.6%
Health Care	15.2%
Consumer Discretionary	10.8%
Industrials	8.8%
Consumer Staples	8.3%
Communication Services	8.1%
Energy	8.0%
Utilities	6.0%
Materials	2.0%
Real Estate	0.8%

1  % of Investments, at value.

§ Sector Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»

Underweight exposure to, and security selection in, the communications services sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to the utilities sector contributed to relative returns, as the sector outperformed the benchmark index.

»	Security selection in the consumer discretionary sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to, and security selection in, the financials sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Security selection in the industrials sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to the energy sector detracted from relative returns, as the sector underperformed the benchmark index.

SEMIANNUAL REPORT	DECEMBER 31, 2018	15

PIMCO RAE US Small Fund

Cumulative Returns Through December 31, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE US Small Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in securities of small companies economically tied to the United States (“U.S. companies”). Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of small U.S. companies (“RAE US Small Portfolio”) through investment in the securities that comprise the RAE US Small Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2018*

	6 Months**	1 Year	5 Year	10 Year	Fund Inception (09/29/05)
PIMCO RAE US Small Fund Institutional Class	(16.75)%	(11.66)%	3.53%	13.15%	7.16%
PIMCO RAE US Small Fund I-2	(16.80)%	(11.70)%	3.44%	13.10%	7.12%
PIMCO RAE US Small Fund Class A	(16.87)%	(11.98)%	3.24%	12.97%	7.03%
PIMCO RAE US Small Fund Class A (adjusted)	(20.01)%	(15.28)%	2.46%	12.53%	6.73%
Russell 2000® Index±	(17.35)%	(11.01)%	4.41%	11.97%	6.88%♦
Russell 2000® Value Index±±	(17.36)%	(12.86)%	3.61%	10.40%	5.95%

All Fund returns are net of fees and expenses.

** Cumulative return.

♦ Average annual total return since 9/30/2005

± Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general.

±± The Russell 2000® Value Index measures the performance of the small-capitalization value sector of the U.S. equity market, as defined by FTSE Russell. The Russell 2000® Value Index is a subset of the Russell 2000® Index.

It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on September 29, 2005 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 0.63% for the Institutional Class shares, 0.73% for the I-2 shares and 1.03% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

16	PIMCO EQUITY SERIES

Institutional Class - PMJIX	I-2 - PMJPX	Class A - PMJAX

Sector Breakdown as of 12/31/20181§

Consumer Discretionary	18.4%
Industrials	16.8%
Financials	16.3%
Real Estate	11.2%
Information Technology	10.5%
Health Care	5.9%
Materials	5.2%
Consumer Staples	4.3%
Utilities	4.2%
Communication Services	3.8%
Energy	3.1%

1  % of Investments, at value.

§ Sector Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Security selection in the financials sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the health care sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the consumer discretionary sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the consumer staples sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the information technology sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	Security selection in the real estate sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

SEMIANNUAL REPORT	DECEMBER 31, 2018	17

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from July 1, 2018 to December 31, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE Emerging Markets Fund
Institutional Class	$1,000.00	$939.40	$3.72	$1,000.00	$1,021.37	$3.87	0.76%
I-2	1,000.00	939.00	4.20	1,000.00	1,020.87	4.38	0.86
Class A	1,000.00	939.00	5.43	1,000.00	1,019.61	5.65	1.11

PIMCO RAE Global Fund
Institutional Class	$1,000.00	$908.70	$0.10	$1,000.00	$1,025.10	$0.10	0.02%
I-2	1,000.00	907.70	0.58	1,000.00	1,024.60	0.61	0.12
Class A	1,000.00	907.40	1.78	1,000.00	1,023.34	1.89	0.37

PIMCO RAE Global ex-US Fund
Institutional Class	$1,000.00	$900.20	$0.05	$1,000.00	$1,025.16	$0.05	0.01%
I-2	1,000.00	900.10	0.53	1,000.00	1,024.65	0.56	0.11
Class A	1,000.00	898.80	1.72	1,000.00	1,023.39	1.84	0.36

PIMCO RAE International Fund
Institutional Class	$1,000.00	$887.90	$2.43	$1,000.00	$1,022.63	$2.60	0.51%
I-2	1,000.00	888.60	2.90	1,000.00	1,022.13	3.11	0.61
Class A	1,000.00	887.20	4.09	1,000.00	1,020.87	4.38	0.86

18	PIMCO EQUITY SERIES

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE US Fund
Institutional Class	$1,000.00	$919.20	$1.98	$1,000.00	$1,023.14	$2.09	0.41%
I-2	1,000.00	918.90	2.47	1,000.00	1,022.63	2.60	0.51
Class A	1,000.00	917.50	3.91	1,000.00	1,021.12	4.13	0.81

PIMCO RAE US Small Fund
Institutional Class	$1,000.00	$832.50	$2.36	$1,000.00	$1,022.63	$2.60	0.51%
I-2	1,000.00	832.00	2.82	1,000.00	1,022.13	3.11	0.61
Class A	1,000.00	831.30	4.20	1,000.00	1,020.62	4.63	0.91

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	DECEMBER 31, 2018	19

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Emerging Markets Fund
Institutional Class

07/01/2018 - 12/31/2018+	$10.74	$0.18	$(0.82)	$(0.64)	$(0.26)	$(0.74)	$0.00	$(1.00)

06/30/2018	10.83	0.25	0.59	0.84	(0.19)	(0.74)	0.00	(0.93)

06/30/2017	8.73	0.20	2.17	2.37	(0.27)	0.00	0.00	(0.27)

06/30/2016	9.95	0.32	(1.37)	(1.05)	(0.17)	0.00	0.00	(0.17)

06/05/2015 - 06/30/2015	10.00	0.06	(0.11)	(0.05)	0.00	0.00	0.00	0.00
I-2

07/01/2018 - 12/31/2018+	10.68	0.20	(0.84)	(0.64)	(0.26)	(0.74)	0.00	(1.00)

06/30/2018	10.79	0.24	0.57	0.81	(0.18)	(0.74)	0.00	(0.92)

06/30/2017	8.70	0.23	2.12	2.35	(0.26)	0.00	0.00	(0.26)

06/30/2016	9.96	0.25	(1.33)	(1.08)	(0.18)	0.00	0.00	(0.18)

06/05/2015 - 06/30/2015	10.00	0.06	(0.10)	(0.04)	0.00	0.00	0.00	0.00
Class A

07/01/2018 - 12/31/2018+	10.68	0.16	(0.80)	(0.64)	(0.26)	(0.74)	0.00	(1.00)

06/30/2018	10.81	0.21	0.59	0.80	(0.19)	(0.74)	0.00	(0.93)

06/30/2017	8.73	0.14	2.19	2.33	(0.25)	0.00	0.00	(0.25)

06/30/2016	9.96	0.22	(1.30)	(1.08)	(0.15)	0.00	0.00	(0.15)

06/05/2015 - 06/30/2015	10.00	0.08	(0.12)	(0.04)	0.00	0.00	0.00	0.00

PIMCO RAE Global Fund
Institutional Class

07/01/2018 - 12/31/2018+	$11.04	$0.31	$(1.30)	$(0.99)	$(0.30)	$(0.49)	$0.00	$(0.79)

06/30/2018	10.78	0.35	0.64	0.99	(0.46)	(0.27)	0.00	(0.73)

06/30/2017	9.32	0.24	1.55	1.79	(0.24)	(0.09)	0.00	(0.33)

06/30/2016	9.86	0.14	(0.58)	(0.44)	(0.10)	0.00	0.00	(0.10)

06/05/2015 - 06/30/2015	10.00	(0.00)	(0.14)	(0.14)	0.00	0.00	0.00	0.00
I-2

07/01/2018 - 12/31/2018+	11.01	0.23	(1.23)	(1.00)	(0.29)	(0.49)	0.00	(0.78)

06/30/2018	10.76	0.35	0.62	0.97	(0.45)	(0.27)	0.00	(0.72)

06/30/2017	9.31	0.02	1.76	1.78	(0.24)	(0.09)	0.00	(0.33)

06/30/2016	9.85	0.08	(0.52)	(0.44)	(0.10)	0.00	0.00	(0.10)

06/05/2015 - 06/30/2015	10.00	(0.00)	(0.15)	(0.15)	0.00	0.00	0.00	0.00
Class A

07/01/2018 - 12/31/2018+	10.95	0.31	(1.31)	(1.00)	(0.28)	(0.49)	0.00	(0.77)

06/30/2018	10.72	0.24	0.70	0.94	(0.44)	(0.27)	0.00	(0.71)

06/30/2017	9.29	0.18	1.57	1.75	(0.23)	(0.09)	0.00	(0.32)

06/30/2016	9.85	0.02	(0.48)	(0.46)	(0.10)	0.00	0.00	(0.10)

06/05/2015 - 06/30/2015	10.00	(0.00)	(0.15)	(0.15)	0.00	0.00	0.00	0.00

PIMCO RAE Global ex-US Fund
Institutional Class

07/01/2018 - 12/31/2018+	$10.68	$0.32	$(1.39)	$(1.07)	$(0.26)	$0.00	$0.00	$(0.26)

06/30/2018	10.49	0.38	0.28	0.66	(0.42)	0.00	(0.05)	(0.47)

06/30/2017	8.68	0.22	1.83	2.05	(0.22)	0.00	(0.02)	(0.24)

06/30/2016	9.86	0.10	(1.18)	(1.08)	(0.10)	0.00	(0.00)	(0.10)

06/05/2015 - 06/30/2015	10.00	(0.00)	(0.14)	(0.14)	0.00	0.00	0.00	0.00
I-2

07/01/2018 - 12/31/2018+	10.65	0.20	(1.27)	(1.07)	(0.25)	0.00	0.00	(0.25)

06/30/2018	10.47	0.29	0.35	0.64	(0.41)	0.00	(0.05)	(0.46)

06/30/2017	8.67	0.07	1.97	2.04	(0.22)	0.00	(0.02)	(0.24)

06/30/2016	9.86	0.09	(1.18)	(1.09)	(0.10)	0.00	(0.00)	(0.10)

06/05/2015 - 06/30/2015	10.00	(0.00)	(0.14)	(0.14)	0.00	0.00	0.00	0.00
Class A

07/01/2018 - 12/31/2018+	10.61	0.28	(1.36)	(1.08)	(0.24)	0.00	0.00	(0.24)

06/30/2018	10.44	0.24	0.38	0.62	(0.40)	0.00	(0.05)	(0.45)

06/30/2017	8.66	0.10	1.92	2.02	(0.22)	0.00	(0.02)	(0.24)

06/30/2016	9.86	0.00	(1.11)	(1.11)	(0.09)	0.00	(0.00)	(0.09)

06/05/2015 - 06/30/2015	10.00	(0.00)	(0.14)	(0.14)	0.00	0.00	0.00	0.00

20	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.10	(6.06)%	$1,934,305	0.76	%*	0.97	%*	0.76	%*	0.97	%*	3.53	%*	17%

10.74	7.50	1,848,953	0.76		0.97		0.76		0.97		2.13		28

10.83	27.53	1,510,983	0.75		0.96		0.75		0.96		1.99		43

8.73	(10.32)	1,379,204	0.76		0.96		0.76		0.96		3.92		30

9.95	(0.50)	199,378	0.75	*	0.98	*	0.75	*	0.98	*	10.11	*	7

9.04	(6.10)	10,654	0.86	*	1.07	*	0.86	*	1.07	*	3.81	*	17

10.68	7.26	17,486	0.86		1.07		0.86		1.07		2.07		28

10.79	27.46	14,664	0.85		1.06		0.85		1.06		2.18		43

8.70	(10.54)	1,827	0.86		1.06		0.86		1.06		3.25		30

9.96	(0.40)	10	0.85	*	1.08	*	0.85	*	1.08	*	10.09	*	7

9.04	(6.10)	8,744	1.11	*	1.32	*	1.11	*	1.32	*	2.98	*	17

10.68	7.08	7,350	1.11		1.32		1.11		1.32		1.76		28

10.81	27.06	1,937	1.10		1.31		1.10		1.31		1.35		43

8.73	(10.61)	146	1.11		1.31		1.11		1.31		2.64		30

9.96	(0.40)	19	1.10	*	1.33	*	1.10	*	1.33	*	13.46	*	7

$9.26	(9.13)%	$317,443	0.02	%*	0.72	%*	0.02	%*	0.72	%*	5.62	%*	31%

11.04	9.05	359,953	0.02		0.72		0.02		0.72		3.07		19

10.78	19.60	409,144	0.01		0.71		0.01		0.71		2.36		20

9.32	(4.38)	282,274	0.04		0.71		0.04		0.71		1.59		13

9.86	(1.40)	38,160	0.04	*	0.86	*	0.04	*	0.86	*	(0.04	)*	2

9.23	(9.23)	2,025	0.12	*	0.82	*	0.12	*	0.82	*	4.13	*	31

11.01	8.93	3,293	0.12		0.82		0.12		0.82		3.09		19

10.76	19.49	3,127	0.11		0.81		0.11		0.81		0.22		20

9.31	(4.44)	57	0.14		0.81		0.14		0.81		0.92		13

9.85	(1.50)	10	0.14	*	0.96	*	0.14	*	0.96	*	(0.14	)*	2

9.18	(9.26)	1,756	0.37	*	1.07	*	0.37	*	1.07	*	5.75	*	31

10.95	8.64	1,505	0.37		1.07		0.37		1.07		2.09		19

10.72	19.18	1,009	0.36		1.06		0.36		1.06		1.79		20

9.29	(4.61)	286	0.39		1.06		0.39		1.06		0.23		13

9.85	(1.50)	10	0.39	*	1.21	*	0.39	*	1.21	*	(0.40	)*	2

$9.35	(9.98)%	$72,230	0.01	%*	0.77	%*	0.01	%*	0.77	%*	6.08	%*	7%

10.68	6.01	75,994	0.00		0.77		0.00		0.77		3.36		9

10.49	23.98	78,610	0.00		0.76		0.00		0.76		2.23		8

8.68	(10.93)	62,809	0.00		0.76		0.00		0.76		1.10		8

9.86	(1.40)	70,077	0.01	*	0.84	*	0.01	*	0.84	*	(0.02	)*	2

9.33	(9.99)	403	0.11	*	0.87	*	0.11	*	0.87	*	3.88	*	7

10.65	5.88	900	0.10		0.87		0.10		0.87		2.58		9

10.47	23.87	349	0.10		0.86		0.10		0.86		0.69		8

8.67	(11.07)	9	0.10		0.86		0.10		0.86		1.01		8

9.86	(1.40)	10	0.11	*	0.94	*	0.11	*	0.94	*	(0.11	)*	2

9.29	(10.12)	1,464	0.36	*	1.12	*	0.36	*	1.12	*	5.48	*	7

10.61	5.69	1,531	0.35		1.12		0.35		1.12		2.14		9

10.44	23.65	717	0.35		1.11		0.35		1.11		1.02		8

8.66	(11.29)	9	0.35		1.11		0.35		1.11		(0.02)		8

9.86	(1.40)	10	0.36	*	1.19	*	0.36	*	1.19	*	(0.37	)*	2

SEMIANNUAL REPORT	DECEMBER 31, 2018	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE International Fund
Institutional Class

07/01/2018 - 12/31/2018+	$10.60	$0.11	$(1.30)	$(1.19)	$(0.25)	$(0.27)	$0.00	$(0.52)

06/30/2018	10.27	0.33	0.29	0.62	(0.28)	(0.01)	0.00	(0.29)

06/30/2017	8.56	0.28	1.64	1.92	(0.21)	0.00	0.00	(0.21)

06/30/2016	9.83	0.28	(1.32)	(1.04)	(0.08)	(0.15)	0.00	(0.23)

06/05/2015 - 06/30/2015	10.00	0.02	(0.19)	(0.17)	0.00	0.00	0.00	0.00
I-2

07/01/2018 - 12/31/2018+	10.57	0.09	(1.27)	(1.18)	(0.25)	(0.27)	0.00	(0.52)

06/30/2018	10.24	0.26	0.35	0.61	(0.27)	(0.01)	0.00	(0.28)

06/30/2017	8.55	0.29	1.62	1.91	(0.22)	0.00	0.00	(0.22)

06/30/2016	9.83	0.28	(1.33)	(1.05)	(0.08)	(0.15)	0.00	(0.23)

06/05/2015 - 06/30/2015	10.00	0.02	(0.19)	(0.17)	0.00	0.00	0.00	0.00
Class A

07/01/2018 - 12/31/2018+	10.53	0.08	(1.27)	(1.19)	(0.25)	(0.27)	0.00	(0.52)

06/30/2018	10.24	0.37	0.21	0.58	(0.28)	(0.01)	0.00	(0.29)

06/30/2017	8.55	0.29	1.60	1.89	(0.20)	0.00	0.00	(0.20)

06/30/2016	9.83	0.34	(1.42)	(1.08)	(0.05)	(0.15)	0.00	(0.20)

06/05/2015 - 06/30/2015	10.00	0.01	(0.18)	(0.17)	0.00	0.00	0.00	0.00

PIMCO RAE US Fund
Institutional Class

07/01/2018 - 12/31/2018+	$11.30	$0.13	$(1.02)	$(0.89)	$(0.21)	$(0.46)	$0.00	$(0.67)

06/30/2018	10.57	0.23	1.16	1.39	(0.22)	(0.44)	0.00	(0.66)

06/30/2017	9.82	0.22	1.07	1.29	(0.22)	(0.32)	0.00	(0.54)

06/30/2016	9.85	0.22	0.08	0.30	(0.11)	(0.22)	0.00	(0.33)

06/05/2015 - 06/30/2015	10.00	0.01	(0.16)	(0.15)	0.00	0.00	0.00	0.00
I-2

07/01/2018 - 12/31/2018+	11.26	0.13	(1.02)	(0.89)	(0.21)	(0.46)	0.00	(0.67)

06/30/2018	10.54	0.22	1.15	1.37	(0.21)	(0.44)	0.00	(0.65)

06/30/2017	9.81	0.21	1.06	1.27	(0.22)	(0.32)	0.00	(0.54)

06/30/2016	9.85	0.21	0.08	0.29	(0.11)	(0.22)	0.00	(0.33)

06/05/2015 - 06/30/2015	10.00	0.01	(0.16)	(0.15)	0.00	0.00	0.00	0.00
Class A

07/01/2018 - 12/31/2018+	11.19	0.11	(1.01)	(0.90)	(0.21)	(0.46)	0.00	(0.67)

06/30/2018	10.50	0.18	1.15	1.33	(0.20)	(0.44)	0.00	(0.64)

06/30/2017	9.79	0.17	1.07	1.24	(0.21)	(0.32)	0.00	(0.53)

06/30/2016	9.86	0.18	0.07	0.25	(0.10)	(0.22)	0.00	(0.32)

06/05/2015 - 06/30/2015	10.00	0.01	(0.15)	(0.14)	0.00	0.00	0.00	0.00

PIMCO RAE US Small Fund
Institutional Class

07/01/2018 - 12/31/2018+	$12.33	$0.12	$(2.15)	$(2.03)	$(0.09)	$(0.64)	$0.00	$(0.73)

06/30/2018	11.10	0.15	1.63	1.78	(0.17)	(0.38)	0.00	(0.55)

06/30/2017	9.31	0.12	1.81	1.93	(0.14)	0.00	0.00	(0.14)

06/30/2016	9.93	0.10	(0.57)	(0.47)	(0.04)	(0.11)	0.00	(0.15)

06/05/2015 - 06/30/2015	10.00	0.01	(0.08)	(0.07)	0.00	0.00	0.00	0.00
I-2

07/01/2018 - 12/31/2018+	12.29	0.10	(2.13)	(2.03)	(0.09)	(0.64)	0.00	(0.73)

06/30/2018	11.07	0.14	1.62	1.76	(0.16)	(0.38)	0.00	(0.54)

06/30/2017	9.29	0.12	1.79	1.91	(0.13)	0.00	0.00	(0.13)

06/30/2016	9.92	0.11	(0.59)	(0.48)	(0.04)	(0.11)	0.00	(0.15)

06/05/2015 - 06/30/2015	10.00	0.01	(0.09)	(0.08)	0.00	0.00	0.00	0.00

22	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.89	(11.21)%	$499,240	0.51	%*	0.62	%*	0.51	%*	0.62	%*	2.04	%*	24%

10.60	5.88	543,875	0.51		0.62		0.51		0.62		3.04		47

10.27	22.76	475,759	0.50		0.61		0.50		0.61		2.90		20

8.56	(10.60)	247,182	0.50		0.61		0.50		0.61		3.25		39

9.83	(1.70)	151,532	0.50	*	0.64	*	0.50	*	0.64	*	2.68	*	7

8.87	(11.14)	846	0.61	*	0.72	*	0.61	*	0.72	*	1.68	*	24

10.57	5.84	1,994	0.61		0.72		0.61		0.72		2.33		47

10.24	22.67	4,998	0.60		0.71		0.60		0.71		3.03		20

8.55	(10.70)	1,041	0.60		0.71		0.60		0.71		3.24		39

9.83	(1.70)	10	0.60	*	0.74	*	0.60	*	0.74	*	2.57	*	7

8.82	(11.28)	3,972	0.86	*	0.97	*	0.86	*	0.97	*	1.64	*	24

10.53	5.53	5,007	0.86		0.97		0.86		0.97		3.34		47

10.24	22.34	323	0.85		0.96		0.85		0.96		2.99		20

8.55	(10.95)	46	0.85		0.96		0.85		0.96		3.94		39

9.83	(1.70)	10	0.85	*	0.99	*	0.85	*	0.99	*	2.32	*	7

$9.74	(8.08)%	$684,371	0.41	%*	0.52	%*	0.41	%*	0.52	%*	2.28	%*	19%

11.30	13.22	771,581	0.41		0.52		0.41		0.52		2.06		44

10.57	13.33	620,951	0.40		0.51		0.40		0.51		2.08		31

9.82	3.16	511,838	0.40		0.51		0.40		0.51		2.29		42

9.85	(1.50)	447,755	0.40	*	0.51	*	0.40	*	0.51	*	2.03	*	5

9.70	(8.11)	6,338	0.51	*	0.62	*	0.51	*	0.62	*	2.17	*	19

11.26	13.10	7,265	0.51		0.62		0.51		0.62		1.96		44

10.54	13.15	7,769	0.50		0.61		0.50		0.61		1.99		31

9.81	3.09	3,372	0.50		0.61		0.50		0.61		2.23		42

9.85	(1.50)	10	0.50	*	0.61	*	0.50	*	0.61	*	1.92	*	5

9.62	(8.25)	10,044	0.81	*	0.92	*	0.81	*	0.92	*	1.90	*	19

11.19	12.73	6,973	0.81		0.92		0.81		0.92		1.65		44

10.50	12.83	7,259	0.80		0.91		0.80		0.91		1.68		31

9.79	2.67	2,982	0.80		0.91		0.80		0.91		1.88		42

9.86	(1.40)	14	0.80	*	0.91	*	0.80	*	0.91	*	1.67	*	5

$9.57	(16.75)%	$147,194	0.51	%*	0.62	%*	0.51	%*	0.62	%*	1.96	%*	22%

12.33	16.37	128,985	0.50		0.62		0.50		0.62		1.30		30

11.10	20.70	93,541	0.50		0.61		0.50		0.61		1.13		45

9.31	(4.68)	81,226	0.50		0.61		0.50		0.61		1.10		85

9.93	(0.70)	46,426	0.50	*	0.73	*	0.50	*	0.73	*	1.44	*	9

9.53	(16.80)	2,622	0.61	*	0.72	*	0.61	*	0.72	*	1.62	*	22

12.29	16.27	4,366	0.60		0.72		0.60		0.72		1.19		30

11.07	20.59	3,902	0.60		0.71		0.60		0.71		1.12		45

9.29	(4.79)	1,456	0.60		0.71		0.60		0.71		1.26		85

9.92	(0.80)	10	0.60	*	0.83	*	0.60	*	0.83	*	1.33	*	9

SEMIANNUAL REPORT	DECEMBER 31, 2018	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE US Small Fund (Cont.)
Class A

07/01/2018 - 12/31/2018+	$12.24	$0.09	$(2.12)	$(2.03)	$(0.09)	$(0.64)	$0.00	$(0.73)

06/30/2018	11.05	0.09	1.62	1.71	(0.14)	(0.38)	0.00	(0.52)

06/30/2017	9.29	0.10	1.79	1.89	(0.13)	0.00	0.00	(0.13)

06/30/2016	9.92	0.08	(0.60)	(0.52)	(0.00)	(0.11)	0.00	(0.11)

06/05/2015 - 06/30/2015	10.00	0.01	(0.09)	(0.08)	0.00	0.00	0.00	0.00

+	Unaudited
*	Annualized
^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

24	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.48	(16.87)%	$2,874	0.91	%*	1.02	%*	0.91	%*	1.02	%*	1.46	%*	22%

12.24	15.83	4,875	0.90		1.02		0.90		1.02		0.82		30

11.05	20.32	8,549	0.90		1.01		0.90		1.01		0.88		45

9.29	(5.11)	1,699	0.90		1.01		0.90		1.01		0.85		85

9.92	(0.80)	10	0.90	*	1.13	*	0.90	*	1.13	*	1.04	*	9

SEMIANNUAL REPORT	DECEMBER 31, 2018	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Assets:

Investments, at value
Investments in securities*	$1,944,786	$353	$335	$501,490	$699,979	$153,528
Investments in Affiliates	0	321,193	73,738	0	0	0
Cash	1	0	1	0	1	0
Foreign currency, at value	1,890	0	0	132	0	0
Receivable for investments sold	0	0	0	3,094	0	4
Receivable for Fund shares sold	700	54	247	788	368	104
Interest and/or dividends receivable	7,950	0	0	1,478	998	527
Reimbursement receivable from PIMCO	419	206	49	71	99	21
Other assets	0	0	0	13	0	0
Total Assets	1,955,746	321,806	74,370	507,066	701,445	154,184

Liabilities:

Payable for investments purchased	$237	$0	$0	$37	$0	$136
Payable for investments in Affiliates purchased	0	0	227	0	0	0
Deposits from counterparty	0	0	0	337	0	0
Payable for Fund shares redeemed	255	390	0	525	386	1,277
Overdraft due to custodian	0	0	0	1,852	0	0
Accrued investment advisory fees	811	110	24	128	151	46
Accrued supervisory and administrative fees	732	82	21	128	153	34
Accrued servicing fees	2	0	1	1	2	1
Other liabilities	6	0	0	0	0	0
Total Liabilities	2,043	582	273	3,008	692	1,494

Net Assets	$1,953,703	$321,224	$74,097	$504,058	$700,753	$152,690

Net Assets Consist of:

Paid in capital	$1,913,273	$313,622	$78,193	$528,034	$619,466	$162,195
Distributable earnings (accumulated loss)	40,430	7,602	(4,096)	(23,976)	81,287	(9,505)

Net Assets	$1,953,703	$321,224	$74,097	$504,058	$700,753	$152,690

Cost of investments in securities	$1,851,282	$353	$335	$508,838	$610,514	$160,027
Cost of investments in Affiliates	$0	$322,519	$79,981	$0	$0	$0
Cost of foreign currency held	$1,905	$0	$0	$132	$0	$0

* Includes repurchase agreements of:	$8,752	$353	$335	$0	$3,624	$836

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO EQUITY SERIES	See Accompanying Notes

	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Net Assets:

Institutional Class	$1,934,305	$317,443	$72,230	$499,240	$684,371	$147,194
Class I-2	10,654	2,025	403	846	6,338	2,622
Class A	8,744	1,756	1,464	3,972	10,044	2,874

Shares Issued and Outstanding:

Institutional Class	212,575	34,294	7,726	56,130	70,272	15,375
Class I-2	1,178	219	43	95	653	275
Class A	967	191	158	451	1,044	303

Net Asset Value Per Share Outstanding:

Institutional Class	$9.10	$9.26	$9.35	$8.89	$9.74	$9.57
Class I-2	9.04	9.23	9.33	8.87	9.70	9.53
Class A	9.04	9.18	9.29	8.82	9.62	9.48

SEMIANNUAL REPORT	DECEMBER 31, 2018	27

Statements of Operations

Six Months Ended December 31, 2018
(Amounts in thousands†)	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Investment Income:

Interest	$83	$6	$1	$3	$43	$11
Dividends, net of foreign taxes*	42,162	0	0	7,239	10,730	1,934
Dividends from Investments in Affiliates	0	10,097	2,386	0	0	0
Total Income	42,245	10,103	2,387	7,242	10,773	1,945

Expenses:

Investment advisory fees	4,918	719	159	852	1,004	277
Supervisory and administrative fees	4,438	542	141	855	1,016	204
Distribution fees - Class C	4 (a)	3 (a)	3 (a)	2 (a)	9 (a)	2 (a)
Servicing fees - Class A	12	2	2	5	12	6
Servicing fees - Class C	1 (a)	1 (a)	1 (a)	1 (a)	3 (a)	1 (a)
Trustee fees	103	20	4	30	42	8
Interest expense	32	4	0	12	3	0
Miscellaneous expense	48	9	2	14	20	4
Total Expenses	9,556	1,300	312	1,771	2,109	502
Waiver and/or Reimbursement by PIMCO	(2,070)	(1,248)	(302)	(314)	(444)	(87)
Net Expenses	7,486	52	10	1,457	1,665	415

Net Investment Income (Loss)	34,759	10,051	2,377	5,785	9,108	1,530

Net Realized Gain (Loss):

Investments in securities	1,689	0	0	(2,169)	15,122	2,698
Investments in Affiliates	0	5,745	(449)	0	0	0
Net capital gain distributions received from Affiliate investments	0	11,657	2,460	0	0	0
Over the counter financial derivative instruments	(89)	0	0	(30)	0	0
Foreign currency	(1,006)	0	0	(82)	0	0

Net Realized Gain (Loss)	594	17,402	2,011	(2,281)	15,122	2,698

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(155,312)	0	0	(66,694)	(85,095)	(34,791)
Investments in Affiliates	0	(57,576)	(12,550)	0	0	0
Foreign currency assets and liabilities	43	0	0	9	0	0

Net Change in Unrealized Appreciation (Depreciation)	(155,269)	(57,576)	(12,550)	(66,685)	(85,095)	(34,791)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(119,916)	$(30,123)	$(8,162)	$(63,181)	$(60,865)	$(30,563)

* Foreign tax withholdings - Dividends	$6,432	$0	$0	$566	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Class C Shares liquidated at the close of business on October 31, 2018.

28	PIMCO EQUITY SERIES	See Accompanying Notes

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	DECEMBER 31, 2018	29

Statements of Changes in Net Assets

	PIMCO RAE Emerging Markets Fund		PIMCO RAE Global Fund		PIMCO RAE Global ex-US Fund

(Amounts in thousands†)	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$34,759	$40,461	$10,051	$12,817	$2,377	$2,846
Net realized gain (loss)	594	157,002	17,402	17,283	2,011	727
Net change in unrealized appreciation (depreciation)	(155,269)	(85,613)	(57,576)	7,299	(12,550)	1,530

Net Increase (Decrease) in Net Assets Resulting from Operations	(119,916)	111,850	(30,123)	37,399	(8,162)	5,103

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(196,506)	(144,230)	(26,024)	(26,492)	(1,951)	(3,011)
Class I-2	(1,053)	(1,259)	(170)	(235)	(12)	(16)
Class A	(838)	(361)	(137)	(67)	(37)	(29)
Class C	0 (a)	(166)	0 (a)	(101)	0 (a)	(47)

Tax basis return of capital
Institutional Class	0	0	0	0	0	(381)
Class I-2	0	0	0	0	0	(3)
Class A	0	0	0	0	0	(6)
Class C	0 (a)	0	0 (a)	0	0 (a)	(7)

Total Distributions(b)	(198,397)	(146,016)	(26,331)	(26,895)	(2,000)	(3,500)

Portfolio Share Transactions:

Net increase (decrease) resulting from Fund share transactions**	396,216	381,301	11,461	(59,036)	4,211	(2,240)

Total Increase (Decrease) in Net Assets	77,903	347,135	(44,993)	(48,532)	(5,951)	(637)

Net Assets:

Beginning of period	1,875,800	1,528,665	366,217	414,749	80,048	80,685
End of period	$1,953,703	$1,875,800	$321,224	$366,217	$74,097	$80,048

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class C Shares liquidated at the close of business on October 31, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

30	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO RAE International Fund		PIMCO RAE US Fund		PIMCO RAE US Small Fund

Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018

$5,785	$16,111	$9,108	$13,786	$1,530	$1,459
(2,281)	11,725	15,122	16,790	2,698	7,106
(66,685)	(8,876)	(85,095)	47,903	(34,791)	9,575

(63,181)	18,960	(60,865)	78,479	(30,563)	18,140

(28,805)	(13,101)	(45,510)	(36,716)	(10,827)	(4,636)
(52)	(125)	(389)	(468)	(196)	(197)
(229)	(62)	(672)	(447)	(302)	(371)
0 (a)	(21)	0 (a)	(267)	0 (a)	(29)

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0 (a)	0	0 (a)	0	0 (a)	0

(29,086)	(13,309)	(46,571)	(37,898)	(11,325)	(5,233)

44,572	64,515	17,656	108,521	55,584	19,537

(47,695)	70,166	(89,780)	149,102	13,696	32,444

551,753	481,587	790,533	641,431	138,994	106,550
$504,058	$551,753	$700,753	$790,533	$152,690	$138,994

SEMIANNUAL REPORT	DECEMBER 31, 2018	31

Schedule of Investments PIMCO RAE Emerging Markets Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.5%

COMMON STOCKS 97.8%

BRAZIL 4.5%

COMMUNICATION SERVICES 0.0%

Telefonica Brasil S.A. ADR	19,224	$229

TIM Participacoes S.A. ADR	16,531	254

		483

CONSUMER DISCRETIONARY 0.0%

Via Varejo S.A.	713,800	810

CONSUMER STAPLES 0.5%

JBS S.A.	2,578,200	7,702

Marfrig Global Foods S.A. (a)	1,031,800	1,450

Natura Cosmeticos S.A.	112,800	1,309

		10,461

ENERGY 0.8%

Petroleo Brasileiro S.A. SP - ADR	1,123,594	14,618

FINANCIALS 1.6%

Banco Bradesco S.A. ADR	821,304	8,123

Banco BTG Pactual S.A.	273,886	1,665

Banco do Brasil S.A.	875,300	10,478

Banco Santander Brasil S.A.	81,900	901

Itau Unibanco Holding S.A. SP - ADR ‘H’	1,130,148	10,330

Porto Seguro S.A.	14,000	188

Sul America S.A.	27,046	199

		31,884

INDUSTRIALS 0.1%

Embraer S.A. SP - ADR	53,065	1,174

MATERIALS 1.0%

Cia Siderurgica Nacional S.A. SP - ADR	547,760	1,200

Fibria Celulose S.A. - ADR	53,411	919

Gerdau S.A. SP - ADR	188,302	708

Nexa Resources S.A.	69,866	831

Suzano Papel e Celulose S.A.	21,700	214

Vale S.A.	1,131,039	14,827

		18,699

UTILITIES 0.5%

AES Tiete Energia S.A.	436,300	1,126

Cia de Saneamento do Parana	20,100	319

Cia Energetica de Minas Gerais SP - ADR	1,998,910	7,116

Light S.A.	119,300	507

		9,068

Total Brazil		87,197

CHILE 0.6%

CONSUMER DISCRETIONARY 0.0%

Ripley Corp. S.A.	659,301	550

CONSUMER STAPLES 0.1%

Cencosud S.A.	1,265,558	2,279

	SHARES	MARKET VALUE (000S)
ENERGY 0.0%

Empresas COPEC S.A.	16,283	$196

FINANCIALS 0.2%

Banco de Chile	6,653,540	950

Banco de Credito e Inversiones	3,152	205

Banco Santander Chile ADR	33,278	995

Itau CorpBanca	21,908,476	205

Sociedad Matriz del Banco de Chile S.A. ‘B’	2,397,859	1,092

		3,447

INDUSTRIALS 0.0%

AntarChile S.A.	12,460	164

MATERIALS 0.2%

Antofagasta PLC	30,622	306

CAP S.A.	143,123	1,255

Empresas CMPC S.A.	525,361	1,668

		3,229

UTILITIES 0.1%

AES Gener S.A.	1,514,288	422

Colbun S.A.	984,887	200

Enel Chile S.A.	3,748,163	361

Inversiones Aguas Metropolitanas S.A.	136,276	198

		1,181

Total Chile		11,046

CHINA 24.1%

COMMUNICATION SERVICES 0.9%

China Communications Services Corp. Ltd. ‘H’	4,244,000	3,519

China Telecom Corp. Ltd. ‘H’	26,632,000	13,645

Sohu.com Ltd. ADR (a)	35,961	627

		17,791

CONSUMER DISCRETIONARY 0.3%

BAIC Motor Corp. Ltd. ‘H’	1,656,500	876

Dongfeng Motor Group Co. Ltd. ‘H’	1,804,000	1,640

Golden Eagle Retail Group Ltd.	178,000	184

GOME Retail Holdings Ltd.	18,645,000	1,546

Great Wall Motor Co. Ltd. ‘H’	1,988,000	1,143

Shanghai Jin Jiang International Hotels Group Co. Ltd. ‘H’	1,438,000	348

		5,737

CONSUMER STAPLES 0.2%

Hengan International Group Co. Ltd.	155,500	1,129

Tingyi Cayman Islands Holding Corp.	1,276,000	1,709

Uni-President China Holdings Ltd.	244,000	211

Want Want China Holdings Ltd.	2,423,000	1,695

		4,744

ENERGY 3.4%

China Coal Energy Co. Ltd. ‘H’	1,050,000	413

	SHARES	MARKET VALUE (000S)

China Oilfield Services Ltd. ‘H’	368,000	$317

China Petroleum & Chemical Corp. ‘H’	27,486,400	19,593

China Shenhua Energy Co. Ltd. ‘H’	4,435,000	9,672

CNOOC Ltd.	17,271,000	26,603

PetroChina Co. Ltd. ‘H’	16,654,000	10,334

Yanzhou Coal Mining Co. Ltd. ‘H’	332,000	268

		67,200

FINANCIALS 13.8%

Agricultural Bank of China Ltd. ‘H’	42,431,000	18,585

Bank of China Ltd. ‘H’	104,043,000	44,853

Bank of Chongqing Co. Ltd. ‘H’	1,019,000	581

Bank of Communications Co. Ltd. ‘H’	14,268,000	11,141

China Cinda Asset Management Co. Ltd. ‘H’	6,975,000	1,691

China CITIC Bank Corp. Ltd. ‘H’	16,307,000	9,893

China Construction Bank Corp. ‘H’	93,095,000	76,231

China Everbright Bank Co. Ltd. ‘H’	8,317,000	3,604

China Huarong Asset Management Co. Ltd. ‘H’	13,210,000	2,411

China Life Insurance Co. Ltd. ‘H’	881,000	1,863

China Merchants Bank Co. Ltd. ‘H’	2,183,500	7,974

China Minsheng Banking Corp. Ltd. ‘H’	8,751,920	6,036

Chongqing Rural Commercial Bank Co. Ltd. ‘H’	6,414,000	3,437

CSC Financial Co. Ltd. ‘H’	1,003,000	570

Industrial & Commercial Bank of China Ltd. ‘H’	74,388,000	52,909

People’s Insurance Co. Group of China Ltd. ‘H’	11,727,000	4,707

PICC Property & Casualty Co. Ltd. ‘H’	2,880,000	2,939

Ping An Insurance Group Co. of China Ltd. ‘H’	1,447,000	12,766

Postal Savings Bank of China Co. Ltd. ‘H’	13,498,000	7,109

		269,300

HEALTH CARE 0.2%

China Resources Pharmaceutical Group Ltd.	1,653,500	2,154

Sihuan Pharmaceutical Holdings Group Ltd.	2,063,000	360

Sinopharm Group Co. Ltd.	266,000	1,120

		3,634

INDUSTRIALS 1.1%

Air China Ltd. ‘H’	1,660,000	1,437

AviChina Industry & Technology Co. Ltd.	300,000	188

China Communications Construction Co. Ltd. ‘H’	1,653,000	1,559

China Eastern Airlines Corp. Ltd. ‘H’	1,794,000	995

China Lesso Group Holdings Ltd. ‘L’	1,130,000	565

32	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

	SHARES	MARKET VALUE (000S)

China Machinery Engineering Corp. ‘H’	349,000	$165

China Railway Construction Corp. Ltd. ‘H’	1,881,500	2,613

China Railway Group Ltd. ‘H’	2,674,000	2,437

China Southern Airlines Co. Ltd. ‘H’	3,148,000	1,930

COSCO SHIPPING Energy Transportation Co. Ltd. ‘H’	1,844,000	918

Country Garden Services Holdings Co. Ltd. (a)	92,298	146

Fosun International Ltd.	724,000	1,055

Guangshen Railway Co. Ltd. ‘H’	458,000	172

Jiangsu Expressway Co. Ltd. ‘H’	170,000	237

Shenzhen Expressway Co. Ltd. ‘H’	416,000	459

Sinopec Engineering Group Co. Ltd. ‘H’	1,561,500	1,282

Sinotrans Ltd. ‘H’	1,654,000	718

Sinotruk Hong Kong Ltd.	915,500	1,380

Yangzijiang Shipbuilding Holdings Ltd.	1,426,800	1,311

Zhejiang Expressway Co. Ltd. ‘H’	1,898,000	1,647

Zoomlion Heavy Industry Science and Technology Co. Ltd. ‘H’	696,400	251

		21,465

INFORMATION TECHNOLOGY 0.8%

AVIC International Holdings Ltd.	348,000	183

FIH Mobile Ltd.	1,748,000	183

Legend Holdings Corp. ‘H’	1,012,300	2,648

Lenovo Group Ltd.	17,608,000	11,895

Semiconductor Manufacturing International Corp. (a)	173,000	151

		15,060

MATERIALS 1.0%

Anhui Conch Cement Co. Ltd. ‘H’	416,500	2,014

China BlueChemical Ltd. ‘H’	5,544,000	1,742

China Hongqiao Group Ltd.	1,567,500	891

China National Building Material Co. Ltd. ‘H’	18,001,400	12,318

China Zhongwang Holdings Ltd.	3,839,200	1,700

		18,665

REAL ESTATE 1.5%

Agile Group Holdings Ltd.	2,928,000	3,454

Beijing Capital Land Ltd. ‘H’	2,070,000	743

China Aoyuan Group Ltd.	2,494,000	1,581

China Evergrande Group	192,000	574

China SCE Property Holdings Ltd.	1,020,000	372

China Vanke Co. Ltd. ‘H’	393,000	1,331

CIFI Holdings Group Co. Ltd.	578,000	306

Country Garden Holdings Co. Ltd.	378,000	459

Fantasia Holdings Group Co. Ltd.	5,406,000	621

Future Land Development Holdings Ltd.	851,138	582

Greentown China Holdings Ltd.	2,156,000	1,621

Guangzhou R&F Properties Co. Ltd. ‘H’	2,167,800	3,280

Guorui Properties Ltd.	666,000	167

	SHARES	MARKET VALUE (000S)

Kaisa Group Holdings Ltd.	807,000	$257

KWG Property Holding Ltd.	1,643,500	1,456

Longfor Group Holdings Ltd.	501,500	1,492

Powerlong Real Estate Holdings Ltd.	2,734,000	1,077

Shui On Land Ltd.	10,793,500	2,403

Sino-Ocean Group Holding Ltd.	7,357,000	3,245

SOHO China Ltd. (a)	6,343,000	2,265

Times China Holdings Ltd.	812,000	901

Yuzhou Properties Co. Ltd.	3,419,000	1,411

		29,598

UTILITIES 0.9%

Beijing Jingneng Clean Energy Co. Ltd. ‘H’	1,342,000	324

China Datang Corp. Renewable Power Co. Ltd. ‘H’	987,000	118

China Longyuan Power Group Corp. Ltd. ‘H’	3,518,000	2,402

Datang International Power Generation Co. Ltd. ‘H’	8,960,000	2,107

ENN Energy Holdings Ltd.	20,000	178

Huadian Fuxin Energy Corp. Ltd. ‘H’	6,228,000	1,515

Huadian Power International Corp. Ltd. ‘H’	8,824,000	3,980

Huaneng Power International, Inc. ‘H’	11,608,000	7,368

Huaneng Renewables Corp. Ltd.	610,000	164

		18,156

Total China		471,350

GREECE 0.7%

COMMUNICATION SERVICES 0.1%

Hellenic Telecommunications Organization S.A.	231,860	2,530

CONSUMER DISCRETIONARY 0.1%

FF Group «(a)	51,384	0

OPAP S.A.	130,333	1,133

		1,133

ENERGY 0.0%

Hellenic Petroleum S.A.	49,185	416

Motor Oil Hellas Corinth Refineries S.A.	19,487	469

		885

FINANCIALS 0.5%

Alpha Bank AE (a)	3,726,782	4,688

Eurobank Ergasias S.A. (a)	706,769	437

National Bank of Greece S.A. (a)	2,082,725	2,621

Piraeus Bank S.A. (a)	1,426,999	1,372

		9,118

UTILITIES 0.0%

Public Power Corp. S.A. (a)	220,031	326

Total Greece		13,992

	SHARES	MARKET VALUE (000S)
HONG KONG 6.0%

COMMUNICATION SERVICES 1.9%

China Mobile Ltd.	3,006,500	$29,093

China Unicom Hong Kong Ltd.	7,614,000	8,112

		37,205

CONSUMER DISCRETIONARY 0.1%

China Travel International Investment Hong Kong Ltd.	2,522,000	673

Dah Chong Hong Holdings Ltd.	1,417,000	489

		1,162

CONSUMER STAPLES 0.3%

China Agri-Industries Holdings Ltd.	2,944,000	1,049

China Resources Beer Holdings Co. Ltd.	1,740,000	6,083

		7,132

ENERGY 0.2%

Kunlun Energy Co. Ltd.	3,622,000	3,848

FINANCIALS 0.6%

BOC Hong Kong Holdings Ltd.	1,320,500	4,901

China Everbright Ltd.	892,000	1,581

China Taiping Insurance Holdings Co. Ltd.	1,681,600	4,623

Far East Horizon Ltd.	1,331,000	1,343

		12,448

INDUSTRIALS 0.9%

China Merchants Port Holdings Co. Ltd.	276,000	496

CITIC Ltd.	7,251,000	11,378

COSCO SHIPPING Ports Ltd.	2,824,000	2,776

Shanghai Industrial Holdings Ltd.	1,114,000	2,252

Shenzhen International Holdings Ltd.	429,000	827

		17,729

MATERIALS 0.2%

China Resources Cement Holdings Ltd.	2,246,000	2,025

Shougang Fushan Resources Group Ltd.	6,724,000	1,365

		3,390

REAL ESTATE 1.1%

China Jinmao Holdings Group Ltd.	7,432,000	3,346

China Overseas Grand Oceans Group Ltd.	760,000	249

China Overseas Land & Investment Ltd.	1,596,000	5,503

China Resources Land Ltd.	1,250,000	4,808

Joy City Property Ltd.	832,000	89

Poly Property Group Co. Ltd.	6,238,000	1,951

Shenzhen Investment Ltd.	7,014,000	2,319

Yuexiu Property Co. Ltd.	20,286,000	3,728

		21,993

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	33

Schedule of Investments PIMCO RAE Emerging Markets Fund (Cont.)

	SHARES	MARKET VALUE (000S)
UTILITIES 0.7%

Beijing Enterprises Holdings Ltd.	111,000	$589

China Power International Development Ltd.	18,250,000	4,141

China Resources Power Holdings Co. Ltd.	4,370,000	8,405

Guangdong Investment Ltd.	106,000	205

		13,340

Total Hong Kong		118,247

INDIA 5.2%

COMMUNICATION SERVICES 0.3%

Reliance Communications Ltd. (a)	26,557,089	5,478

CONSUMER DISCRETIONARY 0.3%

Tata Motors Ltd.	2,845,494	7,018

CONSUMER STAPLES 0.0%

RP-SG Retail Ltd (a)	9,059	16

ENERGY 0.5%

Coal India Ltd.	1,143,644	3,943

Hindustan Petroleum Corp. Ltd.	61,061	222

Indian Oil Corp. Ltd.	108,567	213

Oil & Natural Gas Corp. Ltd.	1,502,958	3,224

Oil India Ltd.	117,708	295

Reliance Industries Ltd.	86,464	1,392

		9,289

FINANCIALS 2.1%

Allahabad Bank	2,729,208	1,804

Andhra Bank (a)	3,951,838	1,661

Axis Bank Ltd.	47,794	424

Bank of Baroda (a)	1,301,032	2,208

Bank of India (a)	842,441	1,257

Canara Bank (a)	532,584	2,093

ICICI Bank Ltd.	1,043,650	5,395

IDFC Ltd.	697,740	435

Oriental Bank of Commerce (a)	1,886,855	2,579

Power Finance Corp. Ltd.	2,396,769	3,692

Punjab National Bank (a)	2,658,495	2,973

REC Ltd.	2,787,458	4,848

State Bank of India	1,434,856	6,072

Syndicate Bank	1,747,973	981

Union Bank of India	3,147,083	3,859

		40,281

INDUSTRIALS 0.2%

Adani Enterprises Ltd.	165,980	381

Bharat Heavy Electricals Ltd.	880,956	920

GMR Infrastructure Ltd. (a)	2,009,253	473

Jaiprakash Associates Ltd. (a)	26,766,276	2,969

		4,743

INFORMATION TECHNOLOGY 0.2%

Infosys Ltd. SP - ADR	178,334	1,698

Mphasis Ltd.	38,920	569

RP-SG Business Process Services Ltd. (a)	3,019	16

	SHARES	MARKET VALUE (000S)

Tata Consultancy Services Ltd.	6,864	$186

Tech Mahindra Ltd.	80,097	828

		3,297

MATERIALS 1.0%

Hindalco Industries Ltd.	1,369,091	4,417

Jindal Steel & Power Ltd. (a)	1,566,425	3,692

National Aluminium Co. Ltd.	2,010,220	1,897

NMDC Ltd.	416,451	577

Steel Authority of India Ltd. (a)	623,055	504

Tata Chemicals Ltd.	105,195	1,064

Tata Steel Ltd.	884,834	6,597

Vedanta Ltd.	542,124	1,568

		20,316

UTILITIES 0.6%

Adani Gas Ltd. (a)	452,573	650

Adani Green Energy Ltd. (a)	708,034	424

Adani Power Ltd. (a)	3,476,450	2,537

CESC Ltd.	15,099	145

JSW Energy Ltd.	785,430	773

NHPC Ltd.	4,214,592	1,569

NLC India Ltd.	179,190	178

NTPC Ltd.	599,157	1,275

Reliance Infrastructure Ltd.	433,313	1,955

Reliance Power Ltd. (a)	2,016,090	826

Tata Power Co. Ltd.	925,019	1,016

		11,348

Total India		101,786

INDONESIA 1.2%

COMMUNICATION SERVICES 0.1%

Telekomunikasi Indonesia Persero Tbk PT	7,189,700	1,880

CONSUMER DISCRETIONARY 0.0%

Astra International Tbk PT	1,407,800	807

CONSUMER STAPLES 0.1%

Indofood Sukses Makmur Tbk PT	4,214,000	2,182

ENERGY 0.2%

Adaro Energy Tbk PT	6,842,500	579

Bukit Asam Tbk PT	1,744,190	522

Indo Tambangraya Megah Tbk PT	1,374,700	1,939

		3,040

FINANCIALS 0.5%

Bank Danamon Indonesia Tbk PT	2,510,600	1,327

Bank Mandiri Persero Tbk PT	3,928,200	2,015

Bank Negara Indonesia Persero Tbk PT	4,144,800	2,542

Bank Pan Indonesia Tbk PT	2,431,500	194

Bank Rakyat Indonesia Persero Tbk PT	11,424,500	2,910

Bank Tabungan Negara Persero Tbk PT	788,500	140

		9,128

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.0%

Berlian Laju Tanker Tbk PT «(a)	707,200	$0

MATERIALS 0.2%

Indah Kiat Pulp & Paper Corp. Tbk PT	1,656,600	1,330

Indocement Tunggal Prakarsa Tbk PT	1,006,300	1,293

Semen Indonesia Persero Tbk PT	1,317,100	1,053

		3,676

UTILITIES 0.1%

Perusahaan Gas Negara Persero Tbk	19,146,500	2,829

Total Indonesia		23,542

MALAYSIA 1.9%

COMMUNICATION SERVICES 0.1%

Astro Malaysia Holdings Bhd.	1,451,000	457

Axiata Group Bhd.	950,400	903

Maxis Bhd.	233,500	302

Telekom Malaysia Bhd.	1,592,000	1,026

		2,688

CONSUMER DISCRETIONARY 0.2%

DRB-Hicom Bhd.	2,131,000	875

Genting Bhd.	1,363,800	2,012

Genting Malaysia Bhd.	159,800	117

UMW Holdings Bhd.	419,200	555

		3,559

CONSUMER STAPLES 0.1%

British American Tobacco Malaysia Bhd.	249,300	2,174

Felda Global Ventures Holdings Bhd.	3,956,700	683

		2,857

ENERGY 0.1%

Sapura Energy Bhd. (a)	33,387,800	2,333

FINANCIALS 0.9%

AMMB Holdings Bhd.	1,996,800	2,093

CIMB Group Holdings Bhd.	1,751,100	2,418

Hong Leong Bank Bhd.	75,900	375

Hong Leong Financial Group Bhd.	83,300	374

Malayan Banking Bhd.	3,099,200	7,119

Public Bank Bhd.	454,400	2,720

RHB Bank Bhd.	1,366,500	1,747

		16,846

INDUSTRIALS 0.2%

AirAsia Group Bhd.	658,700	472

Berjaya Corp. Bhd. (a)	4,595,200	317

IJM Corp. Bhd.	1,368,600	537

MISC Bhd.	333,900	541

Sime Darby Bhd.	2,729,800	1,585

		3,452

34	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

	SHARES	MARKET VALUE (000S)
MATERIALS 0.0%

Petronas Chemicals Group Bhd.	287,500	$646

REAL ESTATE 0.0%

Sunway Bhd.	1,986,533	707

UTILITIES 0.3%

Malakoff Corp. Bhd.	3,268,000	632

Tenaga Nasional Bhd.	659,600	2,173

YTL Corp. Bhd.	6,102,702	1,490

YTL Power International Bhd.	2,868,514	576

		4,871

Total Malaysia		37,959

MALTA 0.0%

FINANCIALS 0.0%

Brait SE	65,820	137

Total Malta		137

MEXICO 2.0%

COMMUNICATION SERVICES 0.4%

America Movil S.A.B. de C.V. SP - ADR ‘L’	494,552	7,047

Grupo Televisa S.A.B. ADR	33,452	421

		7,468

CONSUMER DISCRETIONARY 0.0%

Nemak S.A.B. de C.V.	272,400	203

CONSUMER STAPLES 0.4%

Coca-Cola Femsa S.A.B. de C.V. SP - ADR	12,572	765

Fomento Economico Mexicano S.A.B. de C.V. SP - ADR	30,433	2,619

Grupo Bimbo S.A.B. de C.V. ‘A’	876,900	1,749

Grupo Comercial Chedraui S.A. de C.V.	84,300	169

Kimberly-Clark de Mexico S.A.B. de C.V. ‘A’	198,200	316

Wal-Mart de Mexico S.A.B. de C.V.	1,166,600	2,967

		8,585

FINANCIALS 0.3%

Gentera S.A.B. de C.V.	2,508,200	1,851

Grupo Elektra S.A.B. de C.V.	12,439	600

Grupo Financiero Banorte S.A.B. de C.V. ‘O’	413,700	2,019

Grupo Financiero Inbursa S.A.B. de C.V. ‘O’	383,600	554

		5,024

INDUSTRIALS 0.3%

Alfa S.A.B. de C.V. ‘A’	4,320,000	5,142

MATERIALS 0.6%

Alpek S.A.B. de C.V. (a)	137,100	168

Cemex S.A.B. de C.V. SP - ADR (a)	1,723,299	8,306

Grupo Mexico S.A.B. de C.V. ‘B’	1,613,300	3,331

Mexichem S.A.B. de C.V.	132,000	335

		12,140

Total Mexico		38,562

	SHARES	MARKET VALUE (000S)
PHILIPPINES 0.5%

COMMUNICATION SERVICES 0.2%

Globe Telecom, Inc.	33,465	$1,206

PLDT, Inc.	150,320	3,228

		4,434

FINANCIALS 0.0%

Metropolitan Bank & Trust Co.	513,415	793

INDUSTRIALS 0.2%

Alliance Global Group, Inc.	6,295,100	1,422

DMCI Holdings, Inc.	2,652,300	644

San Miguel Corp.	258,240	723

		2,789

UTILITIES 0.1%

Manila Electric Co.	130,990	947

Total Philippines		8,963

POLAND 1.4%

COMMUNICATION SERVICES 0.1%

Orange Polska S.A.	1,330,752	1,708

PLAY Communications S.A.	210,247	1,175

		2,883

ENERGY 0.2%

Polski Koncern Naftowy ORLEN S.A.	17,545	508

Polskie Gornictwo Naftowe i Gazownictwo S.A.	1,417,381	2,621

		3,129

FINANCIALS 0.5%

Bank Polska Kasa Opieki S.A.	204,088	5,950

Getin Noble Bank S.A. (a)	1,505,212	149

Powszechna Kasa Oszczednosci Bank Polski S.A.	146,695	1,550

Powszechny Zaklad Ubezpieczen S.A.	272,129	3,206

		10,855

INFORMATION TECHNOLOGY 0.1%

Asseco Poland S.A.	106,155	1,310

MATERIALS 0.1%

Grupa Azoty S.A.	9,319	78

KGHM Polska Miedz S.A. (a)	82,290	1,952

		2,030

UTILITIES 0.4%

Enea S.A.	531,166	1,408

Energa S.A.	608,614	1,454

PGE Polska Grupa Energetyczna S.A.	1,038,459	2,784

Tauron Polska Energia S.A.	3,296,212	1,932

		7,578

Total Poland		27,785

	SHARES	MARKET VALUE (000S)
RUSSIA 9.8%

COMMUNICATION SERVICES 0.7%

Mobile TeleSystems PJSC	2,382,500	$8,141

Rostelecom PJSC	2,764,720	2,906

Sistema PJSC FC SP - GDR	1,136,502	2,638

		13,685

CONSUMER STAPLES 0.2%

Magnit PJSC	38,477	1,938

X5 Retail Group NV GDR	80,869	2,006

		3,944

ENERGY 7.2%

Gazprom Neft PJSC SP - ADR	55,312	1,386

Gazprom PJSC SP - ADR	17,297,583	76,516

Lukoil PJSC SP - ADR	530,423	37,970

Rosneft Oil, Co. PJSC GDR	1,466,260	9,051

Surgutneftegas OJSC SP - ADR	3,706,083	14,061

Tatneft PJSC SP - ADR	43,551	2,749

		141,733

FINANCIALS 0.4%

Sberbank of Russia PJSC SP - ADR	615,473	6,741

VTB Bank PJSC GDR	609,706	678

		7,419

INDUSTRIALS 0.2%

Aeroflot PJSC	1,265,260	1,835

Globaltrans Investment PLC GDR	133,710	1,211

		3,046

MATERIALS 0.8%

Alrosa PJSC	816,700	1,151

Evraz PLC	234,193	1,434

Mechel PJSC SP - ADR	673,901	1,334

MMC Norilsk Nickel PJSC ADR	358,446	6,727

Novolipetsk Steel PJSC GDR	10,109	231

PhosAgro PJSC GDR	91,947	1,172

Polyus PJSC GDR	24,227	947

Severstal PJSC GDR	247,012	3,372

		16,368

UTILITIES 0.3%

Federal Grid Co. Unified Energy System PJSC	472,820,000	1,005

Inter RAO UES PJSC	13,023,000	723

Rosseti PJSC	165,738,012	1,850

RusHydro PJSC	151,405,000	1,056

Unipro PJSC	10,847,000	406

		5,040

Total Russia		191,235

SINGAPORE 0.1%

INDUSTRIALS 0.1%

BOC Aviation Ltd.	223,600	1,650

Total Singapore		1,650

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	35

Schedule of Investments PIMCO RAE Emerging Markets Fund (Cont.)

	SHARES	MARKET VALUE (000S)
SOUTH AFRICA 4.4%

COMMUNICATION SERVICES 0.8%

MTN Group Ltd.	1,954,277	$12,080

Telkom S.A. SOC Ltd.	691,144	3,043

Vodacom Group Ltd.	28,595	263

		15,386

CONSUMER DISCRETIONARY 0.1%

Motus Holdings Ltd. (a)	149,174	912

Tsogo Sun Holdings Ltd.	196,644	293

Woolworths Holdings Ltd.	191,080	732

		1,937

CONSUMER STAPLES 0.0%

Massmart Holdings Ltd.	88,448	637

FINANCIALS 1.6%

Absa Group Ltd.	920,053	10,326

FirstRand Ltd.	788,410	3,591

Investec Ltd.	342,375	1,871

Liberty Holdings Ltd.	319,943	2,446

MMI Holdings Ltd.	1,791,111	2,127

Nedbank Group Ltd.	186,124	3,550

Sanlam Ltd.	35,908	199

Standard Bank Group Ltd.	582,179	7,233

		31,343

HEALTH CARE 0.2%

Life Healthcare Group Holdings Ltd.	586,540	1,078

Netcare Ltd.	1,029,782	1,885

		2,963

INDUSTRIALS 0.2%

Barloworld Ltd.	303,976	2,437

Imperial Logistics Ltd.	177,175	838

		3,275

MATERIALS 1.5%

African Rainbow Minerals Ltd.	46,850	463

AngloGold Ashanti Ltd. SP - ADR	25,238	317

Gold Fields Ltd. SP - ADR	1,523,276	5,362

Impala Platinum Holdings Ltd. (a)	1,267,297	3,233

Kumba Iron Ore Ltd.	134,832	2,651

Nampak Ltd. (a)	1,111,348	1,070

Sasol Ltd.	561,765	16,694

		29,790

Total South Africa		85,331

SOUTH KOREA 19.8%

COMMUNICATION SERVICES 2.0%

KT Corp. SP - ADR	1,144,541	16,275

LG Uplus Corp.	633,679	10,015

SK Telecom Co. Ltd. SP - ADR	504,208	13,513

		39,803

CONSUMER DISCRETIONARY 4.1%

CJ O Shopping Co. Ltd.	8,927	1,616

Hankook Tire Co. Ltd.	86,445	3,107

Hotel Shilla Co. Ltd.	3,500	240

	SHARES	MARKET VALUE (000S)

Hyosung TNC Co. Ltd. (a)	649	$107

Hyundai Department Store Co. Ltd.	39,986	3,238

Hyundai Mobis Co. Ltd.	20,792	3,547

Hyundai Motor Co.	230,665	24,488

Hyundai Wia Corp.	66,603	2,164

Kia Motors Corp.	583,147	17,577

Kumho Tire Co., Inc. (a)	590,480	2,812

LG Electronics, Inc.	179,337	10,056

LOTTE Himart Co. Ltd.	14,002	587

Lotte Shopping Co. Ltd.	42,361	7,998

Mando Corp.	30,422	789

Shinsegae, Inc.	11,115	2,552

		80,878

CONSUMER STAPLES 0.6%

AMOREPACIFIC Group	3,602	235

CJ CheilJedang Corp.	5,208	1,544

E-MART, Inc.	24,563	4,011

GS Retail Co. Ltd.	11,446	415

Hite Jinro Co. Ltd.	123,480	1,839

KT&G Corp.	28,541	2,599

		10,643

ENERGY 0.4%

GS Holdings Corp.	87,152	4,027

SK Innovation Co. Ltd.	19,058	3,059

		7,086

FINANCIALS 4.4%

BNK Financial Group, Inc.	555,673	3,649

DB Insurance Co. Ltd.	21,381	1,347

DGB Financial Group, Inc.	421,343	3,139

Hana Financial Group, Inc.	306,913	9,982

Hanwha Life Insurance Co. Ltd.	1,048,707	3,970

Hyundai Marine & Fire Insurance Co. Ltd.	79,127	2,906

Industrial Bank of Korea	608,627	7,665

ING Life Insurance Korea Ltd.	35,868	900

JB Financial Group Co. Ltd.	224,300	1,147

KB Financial Group, Inc.	178,326	7,439

Korea Investment Holdings Co. Ltd.	6,540	350

Meritz Fire & Marine Insurance Co. Ltd.	50,700	992

Mirae Asset Life Insurance Co. Ltd.	273,944	1,131

Samsung Card Co. Ltd.	60,941	1,883

Samsung Fire & Marine Insurance Co. Ltd.	15,118	3,635

Samsung Life Insurance Co. Ltd.	95,676	7,001

Shinhan Financial Group Co. Ltd.	491,720	17,434

Tongyang Life Insurance Co. Ltd.	144,760	620

Woori Bank	774,071	10,824

		86,014

INDUSTRIALS 2.3%

Asiana Airlines, Inc. (a)	835,530	3,100

CJ Corp.	47,999	5,235

Doosan Corp.	38,255	3,822

Doosan Heavy Industries & Construction Co. Ltd.	480,288	4,200

Doosan Infracore Co. Ltd. (a)	537,789	3,664

Hanwha Corp.	194,505	5,464

	SHARES	MARKET VALUE (000S)

Hyosung Corp.	2,069	$93

Hyosung Heavy Industries Corp. (a)	1,398	52

Hyundai Engineering & Construction Co. Ltd.	69,607	3,409

KCC Corp.	4,832	1,335

Korean Air Lines Co. Ltd.	274,781	8,145

LG Corp.	5,431	340

LS Corp.	46,298	2,040

Posco Daewoo Corp.	12,242	200

SK Holdings Co. Ltd.	3,334	778

SK Networks Co. Ltd.	617,876	2,877

		44,754

INFORMATION TECHNOLOGY 3.4%

LG Display Co. Ltd.	496,366	8,055

Samsung Electro-Mechanics Co. Ltd.	3,752	350

Samsung Electronics Co. Ltd.	1,573,519	54,777

SK Hynix, Inc.	63,710	3,473

		66,655

MATERIALS 1.2%

Dongkuk Steel Mill Co. Ltd.	84,511	551

Hanwha Chemical Corp.	76,510	1,388

Hyosung Advanced Materials Corp. ‘C’ (a)	672	62

Hyosung Chemical Corp. (a)	478	61

Hyundai Steel Co.	154,324	6,275

Kolon Industries, Inc.	47,342	2,437

LG Chem Ltd.	4,621	1,441

OCI Co. Ltd.	3,518	338

POSCO	47,896	10,476

Taekwang Industrial Co. Ltd.	575	680

		23,709

UTILITIES 1.4%

Korea Electric Power Corp.	806,181	23,880

Korea Gas Corp.	81,893	3,540

		27,420

Total South Korea		386,962

TAIWAN 10.1%

COMMUNICATION SERVICES 0.3%

Chunghwa Telecom Co. Ltd.	1,078,000	3,936

Far EasTone Telecommunications Co. Ltd.	607,000	1,508

		5,444

CONSUMER DISCRETIONARY 0.5%

Cheng Shin Rubber Industry Co. Ltd.	1,580,000	2,102

Far Eastern Department Stores Ltd.	1,029,000	525

Formosa Taffeta Co. Ltd.	548,000	616

Pou Chen Corp.	3,651,000	3,868

Ruentex Industries Ltd.	929,000	2,376

Yulon Motor Co. Ltd.	1,917,000	1,135

		10,622

CONSUMER STAPLES 0.3%

President Chain Store Corp.	19,000	191

36	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

	SHARES	MARKET VALUE (000S)

Uni-President Enterprises Corp.	2,023,640	$4,591

		4,782

FINANCIALS 2.9%

Cathay Financial Holding Co. Ltd.	3,323,000	5,087

Chang Hwa Commercial Bank Ltd.	811,200	454

China Development Financial Holding Corp.	8,178,000	2,590

China Life Insurance Co. Ltd.	5,317,964	4,826

CTBC Financial Holding Co. Ltd.	4,731,000	3,112

E.Sun Financial Holding Co. Ltd.	1,270,353	831

First Financial Holding Co. Ltd.	4,233,470	2,758

Fubon Financial Holding Co. Ltd.	3,577,000	5,488

Hua Nan Financial Holdings Co. Ltd. ‘C’	3,763,244	2,143

Mega Financial Holding Co. Ltd.	5,719,658	4,829

Mercuries Life Insurance Co. Ltd. (a)	2,280,082	863

Shanghai Commercial & Savings Bank Ltd.	192,000	251

Shin Kong Financial Holding Co. Ltd.	31,613,017	9,245

SinoPac Financial Holdings Co. Ltd.	13,340,494	4,465

Taishin Financial Holding Co. Ltd.	7,446,393	3,166

Taiwan Business Bank	5,313,134	1,789

Taiwan Cooperative Financial Holding Co. Ltd.	3,010,666	1,729

Yuanta Financial Holding Co. Ltd.	6,397,000	3,216

		56,842

INDUSTRIALS 0.4%

China Airlines Ltd.	3,910,000	1,399

Eva Airways Corp.	2,365,550	1,215

Far Eastern New Century Corp.	5,982,520	5,433

Teco Electric and Machinery Co. Ltd.	856,000	487

		8,534

INFORMATION TECHNOLOGY 5.0%

Acer, Inc.	1,504,000	950

ASE Technology Holding Co. Ltd.	172,790	327

Asustek Computer, Inc.	1,147,000	7,517

AU Optronics Corp.	19,167,000	7,616

Chicony Electronics Co. Ltd.	584,225	1,190

Compal Electronics, Inc.	7,518,000	4,264

Delta Electronics, Inc.	337,000	1,418

Foxconn Technology Co. Ltd.	124,000	245

Hon Hai Precision Industry Co. Ltd.	4,794,316	11,034

HTC Corp.	368,000	422

Innolux Corp.	25,518,000	8,087

Inventec Corp.	3,869,000	2,768

Lite-On Technology Corp.	3,475,035	4,589

MediaTek, Inc.	615,000	4,577

Novatek Microelectronics Corp.	626,000	2,890

Pegatron Corp.	3,290,000	5,508

Powertech Technology, Inc.	348,000	748

Quanta Computer, Inc.	2,315,000	3,962

Synnex Technology International Corp.	1,188,650	1,404

	SHARES	MARKET VALUE (000S)

Taiwan Semiconductor Manufacturing Co. Ltd. SP - ADR	356,013	$13,140

TPK Holding Co. Ltd.	129,000	204

United Microelectronics Corp.	17,621,000	6,372

Wistron Corp.	6,503,515	4,023

WPG Holdings Ltd.	2,320,320	2,784

Yageo Corp.	24,567	255

Zhen Ding Technology Holding Ltd.	657,000	1,709

		98,003

MATERIALS 0.6%

Asia Cement Corp.	2,901,000	3,208

China Steel Corp.	2,967,000	2,343

Formosa Chemicals & Fibre Corp.	308,000	1,054

Nan Ya Plastics Corp.	183,000	450

Taiwan Cement Corp.	3,455,800	3,989

		11,044

REAL ESTATE 0.1%

Highwealth Construction Corp.	1,182,000	1,729

Total Taiwan		197,000

THAILAND 2.9%

COMMUNICATION SERVICES 0.2%

Advanced Info Service PCL	359,700	1,907

Total Access Communication PCL	1,703,600	2,265

		4,172

CONSUMER STAPLES 0.0%

Charoen Pokphand Foods PCL	790,500	598

ENERGY 0.9%

Banpu PCL	3,290,900	1,498

PTT Exploration & Production PCL	2,179,400	7,563

PTT PCL	6,181,300	8,717

Thai Oil PCL	63,500	129

		17,907

FINANCIALS 1.5%

Bangkok Bank PCL	1,229,400	7,673

Kasikornbank PCL	743,600	4,230

Kiatnakin Bank PCL	386,600	787

Krung Thai Bank PCL	8,926,275	5,267

Siam Commercial Bank PCL	1,456,500	5,979

Thanachart Capital PCL	2,129,604	3,256

Tisco Financial Group PCL	226,300	544

TMB Bank PCL	14,503,700	981

		28,717

INDUSTRIALS 0.1%

Thai Airways International PCL (a)	4,429,400	1,647

MATERIALS 0.2%

PTT Global Chemical PCL	1,194,200	2,617

	SHARES	MARKET VALUE (000S)

Siam Cement PCL	103,700	$1,389

		4,006

REAL ESTATE 0.0%

Pruksa Holding PCL	699,600	372

Total Thailand		57,419

TURKEY 2.6%

COMMUNICATION SERVICES 0.2%

Turk Telekomunikasyon A/S	2,788,272	2,052

Turkcell Iletisim Hizmetleri A/S	855,464	1,962

		4,014

CONSUMER DISCRETIONARY 0.1%

Arcelik A/S	698,609	2,081

Vestel Elektronik Sanayi ve Ticaret A/S (a)	432,648	453

		2,534

CONSUMER STAPLES 0.1%

Anadolu Efes Biracilik Ve Malt Sanayii A/S	290,090	1,130

Coca-Cola Icecek A/S	38,550	224

Migros Ticaret A/S	176,983	498

		1,852

ENERGY 0.0%

Tupras Turkiye Petrol Rafinerileri A/S	22,250	490

FINANCIALS 1.8%

Akbank Turk A/S	3,347,150	4,318

Haci Omer Sabanci Holding A/S	5,296,710	7,515

Sekerbank TAS (a)	2,586,900	536

Turkiye Garanti Bankasi A/S	3,196,910	4,792

Turkiye Halk Bankasi A/S	5,117,910	6,763

Turkiye Is Bankasi ‘C’	7,231,620	6,172

Turkiye Vakiflar Bankasi TAO ‘D’	3,615,000	2,655

Yapi ve Kredi Bankasi A/S (a)	5,450,812	1,646

		34,397

INDUSTRIALS 0.3%

KOC Holding A/S	663,370	1,776

TAV Havalimanlari Holding A/S	325,738	1,471

Turk Hava Yollari AO (a)	634,240	1,925

Turkiye Sise ve Cam Fabrikalari A/S	648,243	694

		5,866

MATERIALS 0.1%

Eregli Demir ve Celik Fabrikalari TAS	729,471	992

Total Turkey		50,145

UNITED KINGDOM 0.0%

MATERIALS 0.0%

Mondi Ltd.	20,556	443

Total United Kingdom		443

Total Common Stocks (Cost $1,828,073)		1,910,751

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	37

Schedule of Investments PIMCO RAE Emerging Markets Fund (Cont.)

	SHARES	MARKET VALUE (000S)
PREFERRED STOCKS 1.2%

BRAZIL 1.0%

BANKING & FINANCE 0.2%

Banco do Estado do Rio Grande do Sul S.A.	574,700	$3,287

INDUSTRIALS 0.5%

Braskem S.A.	71,800	877

Cia Brasileira de Distribuicao	101,900	2,125

Metalurgica Gerdau S.A.	3,895,800	6,955

		9,957

UTILITIES 0.3%

Centrais Eletricas Brasileiras S.A.	221,400	1,603

Cia Energetica de Sao Paulo	436,300	2,449

Cia Paranaense de Energia	180,100	1,417

		5,469

Total Brazil		18,713

RUSSIA 0.2%

ENERGY 0.2%

Bashneft PJSC	57,058	1,466

Transneft PJSC	1,301	3,192

		4,658

Total Russia		4,658

	SHARES	MARKET VALUE (000S)
SOUTH KOREA 0.0%

INDUSTRIALS 0.0%

CJ Corp.	7,199	$314

Total South Korea		314

Total Preferred Stocks (Cost $12,750)		23,685

REAL ESTATE INVESTMENT TRUSTS 0.1%

SOUTH AFRICA 0.0%

REAL ESTATE 0.0%

Growthpoint Properties Ltd.	390,332	634

Total South Africa		634

TURKEY 0.1%

REAL ESTATE 0.1%

Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	3,410,700	964

Total Turkey		964

Total Real Estate Investment Trusts (Cost $1,707)		1,598

	SHARES	MARKET VALUE (000S)
RIGHTS 0.0%

MALAYSIA 0.0%

ENERGY 0.0%

Sapura Energy Bhd.	69,001,453	$0

Total Rights (Cost $0)		0

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (b) 0.4%
		8,752

Total Short-Term Instruments (Cost $8,752)		8,752

Total Investments in Securities (Cost $1,851,282)		1,944,786

Total Investments 99.5% (Cost $1,851,282)		$1,944,786

Other Assets and Liabilities, net 0.5%		8,917

Net Assets 100.0%		$1,953,703

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security did not produce income within the last twelve months.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$8,752	U.S. Treasury Notes 2.875% due 09/30/2023	$(8,928)	$8,752	$8,752

Total Repurchase Agreements						$(8,928)	$8,752	$8,752

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$8,752	$0	$0	$8,752	$(8,928)	$(176)

Total Borrowings and Other Financing Transactions	$8,752	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

38	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(89)	$0	$(89)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Common Stocks
Brazil
Communication Services	$483	$0	$0	$483
Consumer Discretionary	0	810	0	810
Consumer Staples	0	10,461	0	10,461
Energy	14,618	0	0	14,618
Financials	18,453	13,431	0	31,884
Industrials	1,174	0	0	1,174
Materials	3,658	15,041	0	18,699
Utilities	7,116	1,952	0	9,068
Chile
Consumer Discretionary	0	550	0	550
Consumer Staples	2,279	0	0	2,279
Energy	0	196	0	196
Financials	3,447	0	0	3,447
Industrials	0	164	0	164
Materials	1,668	1,561	0	3,229
Utilities	783	398	0	1,181
China
Communication Services	627	17,164	0	17,791
Consumer Discretionary	184	5,553	0	5,737
Consumer Staples	0	4,744	0	4,744
Energy	0	67,200	0	67,200
Financials	0	269,300	0	269,300
Health Care	0	3,634	0	3,634
Industrials	0	21,465	0	21,465
Information Technology	0	15,060	0	15,060
Materials	0	18,665	0	18,665
Real Estate	0	29,598	0	29,598
Utilities	0	18,156	0	18,156
Greece
Communication Services	0	2,530	0	2,530
Consumer Discretionary	0	1,133	0	1,133
Energy	0	885	0	885
Financials	0	9,118	0	9,118
Utilities	0	326	0	326
Hong Kong
Communication Services	0	37,205	0	37,205
Consumer Discretionary	0	1,162	0	1,162
Consumer Staples	0	7,132	0	7,132
Energy	0	3,848	0	3,848
Financials	1,343	11,105	0	12,448
Industrials	0	17,729	0	17,729
Materials	0	3,390	0	3,390
Real Estate	0	21,993	0	21,993
Utilities	0	13,340	0	13,340
India
Communication Services	0	5,478	0	5,478
Consumer Discretionary	0	7,018	0	7,018

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Consumer Staples	$0	$16	$0	$16
Energy	0	9,289	0	9,289
Financials	0	40,281	0	40,281
Industrials	0	4,743	0	4,743
Information Technology	1,698	1,599	0	3,297
Materials	0	20,316	0	20,316
Utilities	650	10,698	0	11,348
Indonesia
Communication Services	0	1,880	0	1,880
Consumer Discretionary	0	807	0	807
Consumer Staples	0	2,182	0	2,182
Energy	0	3,040	0	3,040
Financials	0	9,128	0	9,128
Materials	0	3,676	0	3,676
Utilities	0	2,829	0	2,829
Malaysia
Communication Services	0	2,688	0	2,688
Consumer Discretionary	0	3,559	0	3,559
Consumer Staples	0	2,857	0	2,857
Energy	0	2,333	0	2,333
Financials	0	16,846	0	16,846
Industrials	0	3,452	0	3,452
Materials	0	646	0	646
Real Estate	0	707	0	707
Utilities	0	4,871	0	4,871
Malta
Financials	137	0	0	137
Mexico
Communication Services	7,468	0	0	7,468
Consumer Discretionary	203	0	0	203
Consumer Staples	8,585	0	0	8,585
Financials	5,024	0	0	5,024
Industrials	5,142	0	0	5,142
Materials	12,140	0	0	12,140
Philippines
Communication Services	0	4,434	0	4,434
Financials	0	793	0	793
Industrials	0	2,789	0	2,789
Utilities	0	947	0	947
Poland
Communication Services	0	2,883	0	2,883
Energy	0	3,129	0	3,129
Financials	0	10,855	0	10,855
Information Technology	0	1,310	0	1,310
Materials	0	2,030	0	2,030
Utilities	0	7,578	0	7,578
Russia
Communication Services	1,635	12,050	0	13,685
Consumer Staples	397	3,547	0	3,944
Energy	48,329	93,404	0	141,733

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	39

Schedule of Investments PIMCO RAE Emerging Markets Fund (Cont.)

December 31, 2018 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Financials	$1,047	$6,372	$0	$7,419
Industrials	1,211	1,835	0	3,046
Materials	7,218	9,150	0	16,368
Utilities	0	5,040	0	5,040
Singapore
Industrials	0	1,650	0	1,650
South Africa
Communication Services	0	15,386	0	15,386
Consumer Discretionary	1,205	732	0	1,937
Consumer Staples	637	0	0	637
Financials	2,446	28,897	0	31,343
Health Care	0	2,963	0	2,963
Industrials	0	3,275	0	3,275
Materials	7,212	22,578	0	29,790
South Korea
Communication Services	29,788	10,015	0	39,803
Consumer Discretionary	0	80,878	0	80,878
Consumer Staples	0	10,643	0	10,643
Energy	0	7,086	0	7,086
Financials	0	86,014	0	86,014
Industrials	0	44,754	0	44,754
Information Technology	0	66,655	0	66,655
Materials	680	23,029	0	23,709
Utilities	0	27,420	0	27,420
Taiwan
Communication Services	0	5,444	0	5,444
Consumer Discretionary	0	10,622	0	10,622
Consumer Staples	0	4,782	0	4,782
Financials	0	56,842	0	56,842
Industrials	0	8,534	0	8,534
Information Technology	13,140	84,863	0	98,003
Materials	0	11,044	0	11,044
Real Estate	0	1,729	0	1,729
Thailand
Communication Services	0	4,172	0	4,172

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Consumer Staples	$0	$598	$0	$598
Energy	0	17,907	0	17,907
Financials	0	28,717	0	28,717
Industrials	0	1,647	0	1,647
Materials	0	4,006	0	4,006
Real Estate	0	372	0	372
Turkey
Communication Services	0	4,014	0	4,014
Consumer Discretionary	0	2,534	0	2,534
Consumer Staples	0	1,852	0	1,852
Energy	0	490	0	490
Financials	0	34,397	0	34,397
Industrials	0	5,866	0	5,866
Materials	0	992	0	992
United Kingdom
Materials	0	443	0	443
Preferred Stocks
Brazil
Banking & Finance	0	3,287	0	3,287
Industrials	0	9,957	0	9,957
Utilities	0	5,469	0	5,469
Russia
Energy	0	4,658	0	4,658
South Korea
Industrials	0	314	0	314
Real Estate Investment Trusts
South Africa
Real Estate	0	634	0	634
Turkey
Real Estate	0	964	0	964
Short-Term Instruments
Repurchase Agreements	0	8,752	0	8,752

Total Investments	$211,825	$1,732,961	$0	$1,944,786

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

40	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAE Global Fund

December 31, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
		$353

Total Short-Term Instruments (Cost $353)		353

Total Investments in Securities (Cost $353)		353

	SHARES
INVESTMENTS IN AFFILIATES 100.0%

MUTUAL FUNDS (a) 100.0%

UNITED STATES 100.0%

PIMCO RAE Emerging Markets Fund	4,433,201	40,342

	SHARES	MARKET VALUE (000S)

PIMCO RAE International Fund	15,471,050	$137,538

PIMCO RAE US Fund	14,713,856	143,313

Total Mutual Funds (Cost $322,519)		321,193

Total Investments in Affiliates (Cost $322,519)		321,193

Total Investments 100.1% (Cost $322,872)		$321,546

Other Assets and Liabilities, net (0.1)%		(322)

Net Assets 100.0%		$321,224

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$353	U.S. Treasury Notes 2.875% due 09/30/2023	$(362)	$353	$353

Total Repurchase Agreements						$(362)	$353	$353

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$353	$0	$0	$353	$(362)	$(9)

Total Borrowings and Other Financing Transactions	$353	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	41

Schedule of Investments PIMCO RAE Global Fund (Cont.)

December 31, 2018 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$353	$0	$353

	$0	$353	$0	$353

Investments in Affiliates, at Value
Mutual Funds
United States	$321,193	$0	$0	$321,193

Total Investments	$321,193	$353	$0	$321,546

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

42	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAE Global ex-US Fund

December 31, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.5%

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (b) 0.5%
		$335

Total Short-Term Instruments (Cost $335)		335

Total Investments in Securities (Cost $335)		335

	SHARES
INVESTMENTS IN AFFILIATES 99.5%

MUTUAL FUNDS (a) 99.5%

UNITED STATES 99.5%

PIMCO RAE Emerging Markets Fund	1,838,378	16,729

	SHARES	MARKET VALUE (000S)

PIMCO RAE International Fund	6,412,642	$57,009

Total Mutual Funds (Cost $79,981)		73,738

Total Investments in Affiliates (Cost $79,981)		73,738

Total Investments 100.0% (Cost $80,316)		$74,073

Other Assets and Liabilities, net 0.0%		24

Net Assets 100.0%		$74,097

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$335	U.S. Treasury Notes 2.875% due 09/30/2023	$(342)	$335	$335

Total Repurchase Agreements						$(342)	$335	$335

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$335	$0	$0	$335	$(342)	$(7)

Total Borrowings and Other Financing Transactions	$335	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	43

Schedule of Investments PIMCO RAE Global ex-US Fund (Cont.)

December 31, 2018 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$335	$0	$335

	$0	$335	$0	$335

Investments in Affiliates, at Value
Mutual Funds
United States	$73,738	$0	$0	$73,738

Total Investments	$73,738	$335	$0	$74,073

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

44	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAE International Fund

December 31, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.5%

COMMON STOCKS 98.2%

AUSTRALIA 4.9%

COMMUNICATION SERVICES 0.3%

Telstra Corp. Ltd.	709,107	$1,423

CONSUMER DISCRETIONARY 0.3%

Crown Resorts Ltd.	33,957	284

Flight Centre Travel Group Ltd.	3,425	104

Wesfarmers Ltd.	42,490	965

		1,353

CONSUMER STAPLES 0.6%

Coca-Cola Amatil Ltd.	51,117	295

Coles Group Ltd. (a)	45,180	373

Inghams Group Ltd.	48,768	142

Metcash Ltd.	78,562	136

Woolworths Ltd.	87,477	1,815

		2,761

ENERGY 0.2%

Origin Energy Ltd.	19,252	88

Woodside Petroleum Ltd.	33,300	733

WorleyParsons Ltd.	42,914	345

		1,166

FINANCIALS 2.6%

AMP Ltd.	216,667	374

Australia & New Zealand Banking Group Ltd.	135,298	2,338

Bendigo & Adelaide Bank Ltd.	43,538	331

Commonwealth Bank of Australia	48,504	2,474

Genworth Mortgage Insurance Australia Ltd.	75,097	116

Insurance Australia Group Ltd.	20,540	101

Macquarie Group Ltd.	17,937	1,374

National Australia Bank Ltd.	126,595	2,148

QBE Insurance Group Ltd.	44,115	314

Suncorp Group Ltd.	144,562	1,287

Westpac Banking Corp.	124,047	2,192

		13,049

HEALTH CARE 0.1%

Healius Ltd.	145,070	228

Sonic Healthcare Ltd.	16,332	255

		483

INDUSTRIALS 0.3%

Aurizon Holdings Ltd.	114,417	345

Brambles Ltd.	17,189	123

CIMIC Group Ltd.	7,101	217

Downer EDI Ltd.	136,846	652

Qantas Airways Ltd.	75,246	307

		1,644

MATERIALS 0.5%

BHP Group Ltd.	81,636	1,973

Fortescue Metals Group Ltd.	58,941	174

Incitec Pivot Ltd.	40,047	92

		2,239

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.0%

Lend Lease Group	23,143	$189

UTILITIES 0.0%

APA Group	20,345	122

Total Australia		24,429

AUSTRIA 0.4%

ENERGY 0.1%

OMV AG	8,597	375

FINANCIALS 0.3%

Erste Group Bank AG	23,763	788

Raiffeisen Bank International AG	13,733	351

Vienna Insurance Group AG Wiener Versicherung Gruppe	4,360	101

		1,240

INDUSTRIALS 0.0%

Oesterreichische Post AG	3,314	114

MATERIALS 0.0%

voestalpine AG	5,633	168

Total Austria		1,897

BELGIUM 0.6%

COMMUNICATION SERVICES 0.1%

Proximus S.A.	21,881	592

CONSUMER STAPLES 0.0%

Colruyt S.A.	1,456	104

FINANCIALS 0.4%

Ageas	30,496	1,373

KBC Group NV	9,754	627

		2,000

INDUSTRIALS 0.1%

bpost S.A.	19,112	175

MATERIALS 0.0%

Solvay S.A.	1,418	142

Total Belgium		3,013

CANADA 7.0%

COMMUNICATION SERVICES 0.3%

BCE, Inc.	10,145	401

Entertainment One Ltd.	23,189	105

Quebecor, Inc. ‘B’	9,473	199

Rogers Communications, Inc. ‘B’	2,224	114

Shaw Communications, Inc. ‘B’	15,961	289

TELUS Corp.	19,640	651

		1,759

CONSUMER DISCRETIONARY 0.4%

Canadian Tire Corp. Ltd. ‘A’	5,900	617

Hudson’s Bay Co.	19,530	104

Magna International, Inc.	29,842	1,355

		2,076

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.3%

Empire Co. Ltd. ‘A’	22,744	$480

George Weston Ltd.	9,761	644

Loblaw Cos. Ltd.	6,143	275

		1,399

ENERGY 1.3%

ARC Resources Ltd.	24,880	148

Baytex Energy Corp. (a)	62,620	110

Canadian Natural Resources Ltd.	29,732	717

Cenovus Energy, Inc.	67,514	475

Crescent Point Energy Corp.	222,950	676

Enerplus Corp.	18,338	143

Husky Energy, Inc.	59,218	612

Imperial Oil Ltd.	9,416	239

MEG Energy Corp. (a)	67,202	379

Precision Drilling Corp. (a)	83,499	145

Suncor Energy, Inc.	85,701	2,394

TransCanada Corp.	9,487	339

Vermilion Energy, Inc.	5,568	117

		6,494

FINANCIALS 3.0%

Bank of Montreal	33,665	2,199

Bank of Nova Scotia	44,269	2,207

Brookfield Asset Management, Inc. ‘A’	2,465	95

Canadian Imperial Bank of Commerce	22,207	1,654

CI Financial Corp.	19,862	251

Home Capital Group, Inc.	24,078	254

IGM Financial, Inc.	5,047	115

Manulife Financial Corp.	13,023	185

National Bank of Canada	11,471	471

Onex Corp.	11,518	627

Power Corp. of Canada	43,266	777

Power Financial Corp.	18,521	351

Royal Bank of Canada	38,789	2,655

Sun Life Financial, Inc.	14,209	471

Toronto-Dominion Bank	61,744	3,069

		15,381

INDUSTRIALS 1.0%

Air Canada (a)	71,162	1,353

Canadian National Railway Co.	13,259	982

Canadian Pacific Railway Ltd.	4,537	806

TFI International, Inc.	9,712	251

Thomson Reuters Corp.	19,757	954

WestJet Airlines Ltd.	33,983	448

WSP Global, Inc.	4,183	180

		4,974

INFORMATION TECHNOLOGY 0.1%

Canadian Solar, Inc. (a)	8,270	118

Celestica, Inc. (a)	26,084	229

		347

MATERIALS 0.3%

First Quantum Minerals Ltd.	8,223	67

Goldcorp, Inc.	45,709	448

Resolute Forest Products, Inc.	13,212	105

Teck Resources Ltd. ‘B’	13,569	292

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	45

Schedule of Investments PIMCO RAE International Fund (Cont.)

	SHARES	MARKET VALUE (000S)

Yamana Gold, Inc.	217,877	$514

		1,426

UTILITIES 0.3%

Atco Ltd. ‘I’	16,499	466

Canadian Utilities Ltd. ‘A’	9,320	214

Capital Power Corp.	18,011	351

Hydro One Ltd.	8,336	124

Superior Plus Corp.	11,914	84

TransAlta Corp.	69,062	283

		1,522

Total Canada		35,378

DENMARK 0.5%

CONSUMER STAPLES 0.1%

Carlsberg A/S ‘B’	3,313	352

HEALTH CARE 0.1%

Novo Nordisk A/S ‘B’	16,321	750

INDUSTRIALS 0.3%

AP Moller - Maersk A/S ‘B’	380	478

ISS A/S	38,413	1,076

		1,554

Total Denmark		2,656

FINLAND 0.6%

CONSUMER STAPLES 0.1%

Kesko Oyj ‘B’	3,575	193

FINANCIALS 0.2%

Nordea Bank Abp	110,821	933

MATERIALS 0.2%

Stora Enso Oyj ‘R’	40,214	466

UPM-Kymmene Oyj	21,131	535

		1,001

UTILITIES 0.1%

Fortum Oyj	29,712	650

Total Finland		2,777

FRANCE 10.5%

COMMUNICATION SERVICES 1.2%

Lagardere S.C.A.	35,214	889

Orange S.A.	205,509	3,330

Publicis Groupe S.A.	9,040	516

Television Francaise	11,288	91

Vivendi S.A.	41,697	1,011

		5,837

CONSUMER DISCRETIONARY 0.7%

Cie Generale des Etablissements Michelin S.C.A.	10,863	1,069

Elior Group S.A.	8,265	124

Kering S.A.	543	254

LVMH Moet Hennessy Louis Vuitton SE	3,578	1,047

Peugeot S.A.	21,739	464

	SHARES	MARKET VALUE (000S)

Renault S.A.	12,746	$794

		3,752

CONSUMER STAPLES 0.7%

Carrefour S.A.	108,434	1,853

Casino Guichard Perrachon S.A.	27,635	1,151

L’Oreal S.A.	876	200

Pernod Ricard S.A.	1,591	261

		3,465

ENERGY 1.0%

CGG S.A. (a)	71,855	95

Total S.A.	93,360	4,924

		5,019

FINANCIALS 1.9%

AXA S.A.	100,138	2,161

BNP Paribas S.A.	67,304	3,040

Credit Agricole S.A.	34,214	368

Eurazeo S.A.	7,554	535

Natixis S.A.	20,120	95

SCOR SE	12,629	568

Societe Generale S.A.	94,471	2,995

		9,762

HEALTH CARE 1.3%

Korian S.A.	2,688	96

Sanofi	76,554	6,641

		6,737

INDUSTRIALS 1.9%

Air France-KLM (a)	205,464	2,231

Airbus SE	1,011	96

Alstom S.A.	10,795	436

Bouygues S.A.	29,728	1,068

Bureau Veritas S.A.	4,863	99

Cie de Saint-Gobain	38,247	1,270

Eiffage S.A.	7,481	625

Europcar Mobility Group	18,644	168

Rexel S.A.	39,663	422

Safran S.A.	3,615	434

Schneider Electric SE	13,458	913

SPIE S.A.	5,615	75

Vinci S.A.	19,479	1,602

		9,439

INFORMATION TECHNOLOGY 0.1%

Atos SE	4,511	370

Capgemini SE	1,603	159

Neopost S.A.	3,748	102

		631

MATERIALS 0.1%

Air Liquide S.A.	921	114

Arkema S.A.	1,370	118

		232

UTILITIES 1.6%

Electricite de France S.A.	161,439	2,555

Engie S.A.	263,457	3,785

Suez	52,033	687

	SHARES	MARKET VALUE (000S)

Veolia Environnement S.A.	39,927	$818

		7,845

Total France		52,719

GERMANY 8.4%

COMMUNICATION SERVICES 0.9%

Axel Springer SE	4,505	255

Deutsche Telekom AG	206,129	3,504

ProSiebenSat.1 Media SE	23,064	410

Telefonica Deutschland Holding AG	25,042	99

		4,268

CONSUMER DISCRETIONARY 1.7%

adidas AG	795	166

Bayerische Motoren Werke AG	32,854	2,665

Ceconomy AG	46,150	166

Continental AG	3,453	481

Daimler AG	82,715	4,360

Hella GmbH & Co. KGaA	3,094	124

Hugo Boss AG	6,067	374

TUI AG	9,865	142

		8,478

CONSUMER STAPLES 0.4%

METRO AG	103,046	1,586

Suedzucker AG	17,440	226

		1,812

FINANCIALS 1.7%

Aareal Bank AG	8,379	259

Commerzbank AG	159,742	1,060

Deutsche Bank AG	304,459	2,428

Deutsche Pfandbriefbank AG	39,122	391

Hannover Rueck SE	3,094	417

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	15,983	3,486

Talanx AG	16,479	563

		8,604

HEALTH CARE 0.5%

Bayer AG	27,350	1,902

Fresenius Medical Care AG & Co. KGaA	4,564	296

Fresenius SE & Co. KGaA	4,447	215

		2,413

INDUSTRIALS 1.2%

Brenntag AG	4,409	192

Deutsche Lufthansa AG	93,014	2,101

Deutsche Post AG	56,490	1,543

Fraport AG Frankfurt Airport Services Worldwide	3,820	273

Rheinmetall AG	2,639	234

Siemens AG	17,268	1,927

		6,270

INFORMATION TECHNOLOGY 0.1%

SAP SE	5,704	566

46	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

	SHARES	MARKET VALUE (000S)
MATERIALS 0.8%

BASF SE	33,532	$2,336

Evonik Industries AG	17,790	444

HeidelbergCement AG	5,709	350

K+S AG	24,015	434

Salzgitter AG	11,566	338

		3,902

REAL ESTATE 0.0%

Vonovia SE	4,198	189

UTILITIES 1.1%

E.ON SE	184,003	1,816

Innogy SE	17,972	839

RWE AG	119,052	2,593

Uniper SE	13,705	354

		5,602

Total Germany		42,104

HONG KONG 2.3%

COMMUNICATION SERVICES 0.0%

HKT Trust & HKT Ltd.	68,000	98

PCCW Ltd.	228,000	131

		229

CONSUMER DISCRETIONARY 0.2%

Li & Fung Ltd.	1,162,000	183

Shangri-La Asia Ltd.	72,000	106

SJM Holdings Ltd.	706,000	656

Yue Yuen Industrial Holdings Ltd.	85,500	274

		1,219

FINANCIALS 0.1%

Hang Seng Bank Ltd.	13,500	303

INDUSTRIALS 0.3%

Cathay Pacific Airways Ltd.	124,000	177

CK Hutchison Holdings Ltd.	63,000	605

Jardine Matheson Holdings Ltd.	1,700	118

MTR Corp. Ltd.	39,000	205

Seaspan Corp.	37,922	297

		1,402

INFORMATION TECHNOLOGY 0.1%

GCL-Poly Energy Holdings Ltd. (a)	687,000	42

Kingboard Chemical Holdings Ltd.	76,500	204

		246

REAL ESTATE 1.5%

China South City Holdings Ltd.	1,018,000	144

CK Asset Holdings Ltd.	60,500	443

Hang Lung Properties Ltd.	60,000	114

Henderson Land Development Co. Ltd.	52,500	261

Hongkong Land Holdings Ltd.	84,400	532

Hysan Development Co. Ltd.	45,000	214

Kerry Properties Ltd.	102,000	348

New World Development Co. Ltd.	549,000	725

Shimao Property Holdings Ltd.	270,000	719

	SHARES	MARKET VALUE (000S)

Sino Land Co. Ltd.	130,000	$223

Sun Hung Kai Properties Ltd.	67,000	956

Swire Pacific Ltd. ‘A’	98,000	1,035

Swire Properties Ltd.	70,800	249

Wharf Holdings Ltd.	269,000	701

Wharf Real Estate Investment Co. Ltd.	91,000	544

Wheelock & Co. Ltd.	46,000	264

		7,472

UTILITIES 0.1%

CLP Holdings Ltd.	64,000	723

Total Hong Kong		11,594

IRELAND 0.7%

CONSUMER DISCRETIONARY 0.0%

Aptiv PLC	2,013	124

FINANCIALS 0.1%

Bank of Ireland Group PLC	71,944	400

HEALTH CARE 0.3%

Endo International PLC (a)	18,586	135

Medtronic PLC	17,545	1,596

		1,731

INDUSTRIALS 0.1%

AerCap Holdings NV (a)	7,852	311

MATERIALS 0.2%

CRH PLC	18,338	486

Smurfit Kappa Group PLC	19,255	512

		998

Total Ireland		3,564

ISRAEL 1.0%

COMMUNICATION SERVICES 0.1%

Bezeq The Israeli Telecommunication Corp. Ltd.	367,087	358

FINANCIALS 0.5%

Bank Hapoalim BM	110,971	702

Bank Leumi Le-Israel BM	180,917	1,093

Israel Discount Bank Ltd. ‘A’	134,067	414

Mizrahi Tefahot Bank Ltd.	7,086	120

		2,329

HEALTH CARE 0.3%

Teva Pharmaceutical Industries Ltd. SP - ADR	112,841	1,740

MATERIALS 0.1%

Israel Chemicals Ltd.	115,526	657

Total Israel		5,084

ITALY 3.2%

COMMUNICATION SERVICES 0.2%

Telecom Italia SpA	1,988,999	1,101

	SHARES	MARKET VALUE (000S)
ENERGY 0.7%

Eni SpA	218,182	$3,447

Saipem SpA (a)	19,560	73

		3,520

FINANCIALS 1.5%

Assicurazioni Generali SpA	112,962	1,888

Banca Monte dei Paschi di Siena SpA (a)	72,539	124

Banca Popolare di Sondrio SCPA	34,808	105

Banco BPM SpA (a)	121,951	274

BPER Banca	83,994	324

Intesa Sanpaolo SpA	556,223	1,238

Poste Italiane SpA	262,742	2,107

UniCredit SpA	15,863	180

Unione di Banche Italiane SpA	137,138	398

Unipol Gruppo Finanziario SpA	161,063	650

UnipolSai Assicurazioni SpA	109,551	248

		7,536

INDUSTRIALS 0.1%

ASTM SpA	4,694	94

Leonardo SpA	13,408	118

Salini Impregilo SpA	57,323	93

Societa Iniziative Autostradali e Servizi SpA	8,093	112

		417

UTILITIES 0.7%

Enel SpA	608,911	3,530

Iren SpA	49,530	119

		3,649

Total Italy		16,223

JAPAN 25.6%

COMMUNICATION SERVICES 1.5%

Dentsu, Inc.	4,500	201

Fuji Media Holdings, Inc.	24,300	335

Gree, Inc.	51,600	204

GungHo Online Entertainment, Inc.	122,300	224

KDDI Corp.	64,900	1,551

Nippon Telegraph & Telephone Corp.	89,300	3,643

NTT DOCOMO, Inc.	45,200	1,016

SKY Perfect JSAT Holdings, Inc.	23,900	102

SoftBank Group Corp.	1,300	85

		7,361

CONSUMER DISCRETIONARY 4.7%

Adastria Co. Ltd.	6,200	104

Aisin Seiki Co. Ltd.	7,100	244

Aoyama Trading Co. Ltd.	8,200	197

Benesse Holdings, Inc.	4,500	114

Bridgestone Corp.	27,500	1,055

Canon Marketing Japan, Inc.	8,200	146

Casio Computer Co. Ltd.	10,400	123

DCM Holdings Co. Ltd.	22,000	230

Denso Corp.	10,900	483

EDION Corp.	18,600	183

Geo Holdings Corp.	9,500	144

H2O Retailing Corp.	6,800	96

Heiwa Corp.	5,600	114

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	47

Schedule of Investments PIMCO RAE International Fund (Cont.)

	SHARES	MARKET VALUE (000S)

Honda Motor Co. Ltd.	126,400	$3,330

Isetan Mitsukoshi Holdings Ltd.	46,700	516

Isuzu Motors Ltd.	15,700	220

J Front Retailing Co. Ltd.	18,700	214

JVC Kenwood Corp.	96,900	209

K’s Holdings Corp.	11,800	116

Kohnan Shoji Co. Ltd.	4,300	104

Marui Group Co. Ltd.	8,000	155

Mazda Motor Corp.	76,800	790

Nikon Corp.	28,700	428

Nissan Motor Co. Ltd.	264,500	2,116

Onward Holdings Co. Ltd.	33,600	181

Panasonic Corp.	83,600	751

Pioneer Corp. (a)	242,400	141

Sankyo Co. Ltd.	2,700	103

Sega Sammy Holdings, Inc.	15,200	212

Seiko Holdings Corp.	6,900	132

Sekisui Chemical Co. Ltd.	22,100	329

Sekisui House Ltd.	20,400	300

Shimachu Co. Ltd.	3,900	105

Skylark Co. Ltd.	27,600	436

Sony Corp.	23,200	1,118

Subaru Corp.	24,000	513

Sumitomo Electric Industries Ltd.	40,900	542

Sumitomo Forestry Co. Ltd.	9,400	123

Sumitomo Rubber Industries Ltd.	23,800	280

Sushiro Global Holdings Ltd.	3,300	180

Suzuki Motor Corp.	7,500	378

Takashimaya Co. Ltd.	19,200	245

Tokai Rika Co. Ltd.	6,400	106

Toyo Tire & Rubber Co. Ltd.	10,500	131

Toyota Industries Corp.	2,100	97

Toyota Motor Corp.	86,800	5,025

TS Tech Co. Ltd.	2,800	77

Yamada Denki Co. Ltd.	117,500	564

Yokohama Rubber Co. Ltd.	8,900	166

Yoshinoya Holdings Co. Ltd.	8,600	142

Zensho Holdings Co. Ltd.	4,600	111

		23,919

CONSUMER STAPLES 1.6%

Aeon Co. Ltd.	122,747	2,399

Ajinomoto Co., Inc.	6,900	123

cocokara fine, Inc.	1,900	93

Japan Tobacco, Inc.	29,556	702

Kao Corp.	5,800	429

Kirin Holdings Co. Ltd.	36,000	751

Matsumotokiyoshi Holdings Co. Ltd.	2,500	77

Megmilk Snow Brand Co. Ltd.	3,800	98

Morinaga Milk Industry Co. Ltd.	9,400	263

NH Foods Ltd.	5,800	218

Nippon Suisan Kaisha Ltd.	36,900	206

Sapporo Holdings Ltd.	13,500	280

Seven & i Holdings Co. Ltd.	29,800	1,295

Shiseido Co. Ltd.	5,400	338

Suntory Beverage & Food Ltd.	3,300	149

Valor Holdings Co. Ltd.	5,400	130

Yamazaki Baking Co. Ltd.	21,400	448

		7,999

ENERGY 0.6%

Cosmo Energy Holdings Co. Ltd.	12,000	244

Idemitsu Kosan Co. Ltd.	3,400	111

	SHARES	MARKET VALUE (000S)

Inpex Corp.	147,300	$1,305

Japan Petroleum Exploration Co. Ltd.	16,700	296

JXTG Holdings, Inc.	160,250	832

Showa Shell Sekiyu KK	8,100	112

		2,900

FINANCIALS 4.9%

77 Bank Ltd.	6,700	116

Bank of Kyoto Ltd.	3,200	132

Chiba Bank Ltd.	41,900	233

Concordia Financial Group Ltd.	45,800	175

Credit Saison Co. Ltd.	8,500	100

Dai-ichi Life Holdings, Inc.	117,000	1,817

Daiwa Securities Group, Inc.	127,000	645

Fukuoka Financial Group, Inc.	13,200	268

Gunma Bank Ltd.	50,400	210

Hachijuni Bank Ltd.	32,300	132

Hokuhoku Financial Group, Inc.	22,700	255

Iyo Bank Ltd.	18,700	98

Jafco Co. Ltd.	3,200	101

Japan Post Bank Co. Ltd.	52,200	575

Japan Post Holdings Co. Ltd.	161,900	1,869

Mitsubishi UFJ Financial Group, Inc.	758,300	3,721

Mizuho Financial Group, Inc.	2,306,500	3,569

MS&AD Insurance Group Holdings, Inc.	31,100	884

Nishi-Nippon Financial Holdings, Inc.	14,000	121

Nomura Holdings, Inc.	134,600	510

North Pacific Bank Ltd.	65,700	175

ORIX Corp.	78,800	1,151

Resona Holdings, Inc.	112,200	538

SBI Holdings, Inc.	22,900	447

Shinsei Bank Ltd.	9,000	107

Shizuoka Bank Ltd.	36,800	287

Sompo Holdings, Inc.	3,300	112

Sony Financial Holdings, Inc.	22,200	414

Sumitomo Mitsui Financial Group, Inc.	89,500	2,950

Sumitomo Mitsui Trust Holdings, Inc.	29,800	1,085

Suruga Bank Ltd.	21,600	80

T&D Holdings, Inc.	51,000	590

Tokio Marine Holdings, Inc.	17,100	812

Tokyo Century Corp.	2,100	92

Yamaguchi Financial Group, Inc.	21,000	201

		24,572

HEALTH CARE 1.1%

Alfresa Holdings Corp.	12,600	321

Astellas Pharma, Inc.	108,400	1,385

Daiichi Sankyo Co. Ltd.	29,216	934

Eisai Co. Ltd.	1,300	101

Medipal Holdings Corp.	11,500	246

Miraca Holdings, Inc.	7,600	172

Nipro Corp.	7,100	87

Olympus Corp.	3,400	104

Otsuka Holdings Co. Ltd.	14,628	598

Sumitomo Dainippon Pharma Co. Ltd.	6,500	207

Suzuken Co. Ltd.	6,600	336

Takeda Pharmaceutical Co. Ltd.	22,900	776

	SHARES	MARKET VALUE (000S)

Toho Holdings Co. Ltd.	7,900	$193

		5,460

INDUSTRIALS 4.4%

ANA Holdings, Inc.	7,200	258

Asahi Glass Co. Ltd.	14,600	454

Central Glass Co. Ltd.	5,500	108

Central Japan Railway Co.	3,000	633

Dai Nippon Printing Co. Ltd.	31,000	647

East Japan Railway Co.	19,400	1,713

Fuji Electric Co. Ltd.	7,800	230

Fujikura Ltd.	27,800	110

Glory Ltd.	5,600	126

Hitachi Zosen Corp.	80,200	243

IHI Corp.	5,600	154

ITOCHU Corp.	75,400	1,280

Iwatani Corp.	7,800	260

Japan Airlines Co. Ltd.	26,400	936

JTEKT Corp.	13,900	154

Kanematsu Corp.	22,800	276

Kawasaki Heavy Industries Ltd.	15,400	329

Komatsu Ltd.	7,200	155

LIXIL Group Corp.	24,000	297

Marubeni Corp.	182,800	1,283

Mitsubishi Corp.	48,500	1,330

Mitsubishi Electric Corp.	70,200	774

Mitsubishi Heavy Industries Ltd.	49,900	1,791

Mitsui & Co. Ltd.	95,300	1,464

Mitsui E&S Holdings Co. Ltd.	22,300	208

Nagase & Co. Ltd.	6,800	94

Nippon Express Co. Ltd.	5,200	289

Nippon Sheet Glass Co. Ltd.	63,400	481

Nippon Yusen KK	35,500	543

Nisshinbo Holdings, Inc.	22,500	170

NTN Corp.	79,000	227

Obayashi Corp.	12,000	109

Okamura Corp.	8,800	114

Secom Co. Ltd.	1,800	149

Seino Holdings Co. Ltd.	10,300	135

Sojitz Corp.	157,300	545

Sumitomo Corp.	63,300	898

Sumitomo Heavy Industries Ltd.	4,400	130

Taisei Corp.	2,100	90

Tobu Railway Co. Ltd.	7,300	197

Tokyu Corp.	21,200	346

Toppan Printing Co. Ltd.	24,500	360

Toshiba Corp.	34,000	960

Toyota Tsusho Corp.	13,900	408

West Japan Railway Co.	11,800	834

		22,292

INFORMATION TECHNOLOGY 3.1%

Brother Industries Ltd.	10,500	155

Canon, Inc.	39,850	1,097

Citizen Watch Co. Ltd.	23,000	113

FUJIFILM Holdings Corp.	41,700	1,616

Fujitsu Ltd.	29,500	1,839

Hitachi Ltd.	138,400	3,669

Ibiden Co. Ltd.	17,500	246

Japan Display, Inc. (a)	306,700	201

Konica Minolta, Inc.	131,900	1,187

Kyocera Corp.	7,700	385

Murata Manufacturing Co. Ltd.	600	81

NEC Corp.	50,000	1,487

48	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

	SHARES	MARKET VALUE (000S)

Oki Electric Industry Co. Ltd.	27,000	$319

Omron Corp.	2,700	98

Ricoh Co. Ltd.	193,000	1,886

Seiko Epson Corp.	11,300	158

Taiyo Yuden Co. Ltd.	6,100	91

TDK Corp.	8,100	567

TIS, Inc.	4,100	161

Toshiba TEC Corp.	4,600	107

		15,463

MATERIALS 1.2%

Asahi Kasei Corp.	54,000	554

Denka Co. Ltd.	4,900	138

DIC Corp.	7,300	223

JFE Holdings, Inc.	8,600	137

Kaneka Corp.	8,400	301

Kobe Steel Ltd.	57,600	399

Mitsubishi Chemical Holdings Corp.	128,500	971

Mitsubishi Materials Corp.	9,600	253

Nippon Light Metal Holdings Co. Ltd.	40,400	82

Nippon Paper Industries Co. Ltd.	28,618	511

Oji Holdings Corp.	92,000	470

Rengo Co. Ltd.	16,000	126

Showa Denko KK	2,800	83

Sumitomo Chemical Co. Ltd.	121,000	586

Taiheiyo Cement Corp.	7,100	219

Teijin Ltd.	13,600	217

Toray Industries, Inc.	14,300	101

Toyo Seikan Group Holdings Ltd.	21,300	488

Toyobo Co. Ltd.	9,200	125

Ube Industries Ltd.	5,400	109

		6,093

REAL ESTATE 0.3%

Daiwa House Industry Co. Ltd.	11,800	376

Leopalace21 Corp.	22,100	88

Mitsui Fudosan Co. Ltd.	9,400	209

Nomura Real Estate Holdings, Inc.	19,700	361

Sumitomo Realty & Development Co. Ltd.	4,000	146

Tokyu Fudosan Holdings Corp.	50,700	250

		1,430

UTILITIES 2.2%

Chubu Electric Power Co., Inc.	109,400	1,554

Chugoku Electric Power Co., Inc.	59,000	767

Electric Power Development Co. Ltd. ‘C’	13,000	308

Hokkaido Electric Power Co., Inc.	55,800	386

Hokuriku Electric Power Co. (a)	65,188	568

Kansai Electric Power Co., Inc.	100,300	1,504

Kyushu Electric Power Co., Inc.	42,900	511

Osaka Gas Co. Ltd.	7,600	139

Shikoku Electric Power Co., Inc.	38,500	465

Tohoku Electric Power Co., Inc.	61,500	810

Tokyo Electric Power Co. Holdings, Inc. (a)	673,700	4,002

Tokyo Gas Co. Ltd.	13,300	336

		11,350

Total Japan		128,839

	SHARES	MARKET VALUE (000S)
LUXEMBOURG 0.1%

COMMUNICATION SERVICES 0.1%

RTL Group S.A.	5,315	$285

SES S.A.	6,816	130

		415

Total Luxembourg		415

MACAU 0.0%

CONSUMER DISCRETIONARY 0.0%

Sands China Ltd.	25,600	111

Wynn Macau Ltd.	50,400	110

		221

Total Macau		221

NETHERLANDS 3.3%

COMMUNICATION SERVICES 0.2%

Koninklijke KPN NV	220,388	644

VEON Ltd. ADR	208,268	487

		1,131

CONSUMER STAPLES 0.5%

Heineken Holding NV	6,690	565

Heineken NV	1,319	117

Koninklijke Ahold Delhaize NV	67,387	1,702

		2,384

ENERGY 1.2%

Fugro NV (a)	25,420	220

Royal Dutch Shell PLC ‘A’	203,224	5,990

		6,210

FINANCIALS 0.6%

ABN AMRO Group NV	6,634	156

Aegon NV	186,252	873

ASR Nederland NV	15,449	611

ING Groep NV	85,129	916

NN Group NV	15,172	603

		3,159

HEALTH CARE 0.3%

Koninklijke Philips NV	42,149	1,478

INDUSTRIALS 0.3%

Arcadis NV	14,137	172

Boskalis Westminster	6,078	151

Signify NV	33,287	779

Wolters Kluwer NV	5,625	331

		1,433

INFORMATION TECHNOLOGY 0.0%

Gemalto NV	1,916	111

MATERIALS 0.2%

Akzo Nobel NV	7,774	626

Koninklijke DSM NV	3,972	322

		948

Total Netherlands		16,854

	SHARES	MARKET VALUE (000S)
NEW ZEALAND 0.1%

COMMUNICATION SERVICES 0.0%

Spark New Zealand Ltd.	72,506	$202

MATERIALS 0.1%

Fletcher Building Ltd.	100,901	331

Total New Zealand		533

NORWAY 0.8%

COMMUNICATION SERVICES 0.1%

Telenor ASA	41,488	806

CONSUMER STAPLES 0.1%

Marine Harvest ASA	15,236	321

ENERGY 0.4%

Equinor ASA	91,400	1,939

FINANCIALS 0.1%

DNB ASA	19,479	312

MATERIALS 0.1%

Yara International ASA	15,513	598

Total Norway		3,976

PORTUGAL 0.3%

FINANCIALS 0.0%

Banco Espirito Santo S.A. «	59,573	1

MATERIALS 0.1%

Navigator Co. S.A.	62,370	257

UTILITIES 0.2%

EDP - Energias de Portugal S.A.	357,758	1,252

Total Portugal		1,510

SINGAPORE 1.1%

COMMUNICATION SERVICES 0.1%

M1 Ltd.	68,500	105

Singapore Press Holdings Ltd.	74,400	128

Singapore Telecommunications Ltd.	195,300	422

		655

FINANCIALS 0.6%

DBS Group Holdings Ltd.	72,310	1,258

Oversea-Chinese Banking Corp. Ltd.	105,100	869

United Overseas Bank Ltd.	57,100	1,033

		3,160

INDUSTRIALS 0.3%

ComfortDelGro Corp. Ltd.	200,400	316

Hutchison Port Holdings Trust	220,700	54

Keppel Corp. Ltd.	152,700	663

Singapore Airlines Ltd.	69,567	481

		1,514

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	49

Schedule of Investments PIMCO RAE International Fund (Cont.)

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.1%

CapitaLand Ltd.	94,500	$215

City Developments Ltd.	17,700	106

Yanlord Land Group Ltd.	112,500	101

		422

Total Singapore		5,751

SOUTH AFRICA 0.3%

CONSUMER DISCRETIONARY 0.0%

Steinhoff International Holdings NV ‘H’ (a)	1,414,239	161

FINANCIALS 0.3%

Investec PLC	49,025	276

Old Mutual Ltd.	613,892	915

		1,191

Total South Africa		1,352

SPAIN 3.8%

COMMUNICATION SERVICES 0.8%

Telefonica S.A.	464,351	3,909

CONSUMER STAPLES 0.0%

Distribuidora Internacional de Alimentacion S.A.	59,563	31

ENERGY 0.2%

Repsol S.A.	66,114	1,063

FINANCIALS 1.4%

Banco Bilbao Vizcaya Argentaria S.A.	193,220	1,026

Banco de Sabadell S.A.	190,593	218

Banco Santander S.A.	1,215,239	5,519

Mapfre S.A.	109,214	290

Unicaja Banco S.A.	92,165	122

		7,175

INDUSTRIALS 0.4%

Abengoa S.A. ‘B’ (a)	226,011	1

ACS Actividades de Construccion y Servicios S.A.	36,952	1,430

Ferrovial S.A.	18,306	371

Obrascon Huarte Lain S.A.	128,979	96

Sacyr S.A.	38,572	77

		1,975

UTILITIES 1.0%

Acciona S.A.	5,554	470

Endesa S.A.	65,043	1,500

Iberdrola S.A.	289,692	2,326

Naturgy Energy Group S.A.	34,357	876

		5,172

Total Spain		19,325

SWEDEN 1.5%

COMMUNICATION SERVICES 0.3%

Tele2 AB ‘B’	33,019	421

Telia Co. AB	231,578	1,102

		1,523

	SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 0.1%

Electrolux AB ‘B’	8,748	$184

Hennes & Mauritz AB ‘B’	35,424	504

		688

CONSUMER STAPLES 0.1%

Swedish Match AB	7,425	292

FINANCIALS 0.3%

Skandinaviska Enskilda Banken AB ‘A’	52,028	506

Svenska Handelsbanken AB ‘A’	30,218	336

Swedbank AB ‘A’	30,018	671

		1,513

HEALTH CARE 0.1%

Getinge AB ‘B’	31,865	288

INDUSTRIALS 0.1%

S.A.S. AB (a)	117,039	276

Sandvik AB	17,391	249

Volvo AB ‘B’	17,725	232

		757

INFORMATION TECHNOLOGY 0.5%

Telefonaktiebolaget LM Ericsson ‘B’	269,644	2,387

Total Sweden		7,448

SWITZERLAND 6.1%

COMMUNICATION SERVICES 0.1%

Swisscom AG	1,256	601

CONSUMER DISCRETIONARY 0.2%

Cie Financiere Richemont S.A.	3,298	213

Garmin Ltd.	8,149	516

Swatch Group AG	519	151

		880

CONSUMER STAPLES 1.0%

Aryzta AG (a)	16,670	18

Nestle S.A.	59,446	4,825

		4,843

FINANCIALS 2.3%

Baloise Holding AG	2,338	323

Credit Suisse Group AG	92,467	1,011

Helvetia Holding AG	495	289

Swiss Life Holding AG	4,054	1,565

Swiss Re AG	36,679	3,374

UBS Group AG	126,094	1,573

Zurich Insurance Group AG	12,401	3,697

		11,832

HEALTH CARE 1.9%

Novartis AG	59,709	5,114

Roche Holding AG	17,385	4,316

		9,430

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.4%

ABB Ltd.	42,791	$817

Adecco Group AG	10,272	483

Ferguson PLC	10,632	679

Kuehne + Nagel International AG	1,546	199

SGS S.A.	47	106

		2,284

INFORMATION TECHNOLOGY 0.1%

TE Connectivity Ltd.	3,532	267

MATERIALS 0.1%

Glencore PLC	30,442	113

LafargeHolcim Ltd.	14,897	615

		728

REAL ESTATE 0.0%

Swiss Prime Site AG	1,275	103

Total Switzerland		30,968

UNITED KINGDOM 15.0%

COMMUNICATION SERVICES 1.4%

BT Group PLC	395,238	1,202

ITV PLC	187,471	298

Pearson PLC	95,021	1,138

TalkTalk Telecom Group PLC	67,643	98

Vodafone Group PLC	1,474,334	2,867

WPP PLC	109,608	1,193

		6,796

CONSUMER DISCRETIONARY 1.5%

Berkeley Group Holdings PLC	11,290	501

Burberry Group PLC	7,629	167

Compass Group PLC	39,434	830

Dixons Carphone PLC	84,472	129

Fiat Chrysler Automobiles NV (a)	116,410	1,683

Greene King PLC	50,368	339

Inchcape PLC	30,383	214

InterContinental Hotels Group PLC	3,019	163

Kingfisher PLC	306,142	805

Marks & Spencer Group PLC	364,205	1,142

Next PLC	13,745	700

Persimmon PLC	4,149	102

Sports Direct International PLC	22,016	67

Taylor Wimpey PLC	58,608	102

Thomas Cook Group PLC	309,306	122

Whitbread PLC	4,530	265

William Hill PLC	133,679	264

		7,595

CONSUMER STAPLES 1.7%

British American Tobacco PLC	22,718	723

Diageo PLC	30,887	1,104

Imperial Brands PLC	66,479	2,018

J Sainsbury PLC	341,563	1,155

Reckitt Benckiser Group PLC	12,994	995

Tate & Lyle PLC	28,735	242

Tesco PLC	40,951	99

Unilever NV	21,357	1,157

Unilever PLC	14,790	776

50	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

	SHARES	MARKET VALUE (000S)

WM Morrison Supermarkets PLC	169,364	$460

		8,729

ENERGY 1.3%

BP PLC	977,440	6,179

Petrofac Ltd.	20,969	127

		6,306

FINANCIALS 3.7%

3i Group PLC	18,851	186

Aviva PLC	271,703	1,300

Barclays PLC	1,528,090	2,924

CYBG PLC	54,600	126

Direct Line Insurance Group PLC	257,872	1,048

HSBC Holdings PLC	901,156	7,434

Intermediate Capital Group PLC	16,835	201

Legal & General Group PLC	180,382	531

Lloyds Banking Group PLC	3,623,918	2,389

Provident Financial PLC	40,399	296

Quilter PLC	149,595	226

Royal Bank of Scotland Group PLC	135,547	376

Standard Chartered PLC	213,936	1,663

		18,700

HEALTH CARE 2.2%

AstraZeneca PLC	62,298	4,650

GlaxoSmithKline PLC	334,503	6,375

Smith & Nephew PLC	7,155	134

		11,159

INDUSTRIALS 1.2%

Aggreko PLC	15,505	145

BAE Systems PLC	166,679	975

Capita PLC	362,885	520

CNH Industrial NV	21,050	190

easyJet PLC	25,399	358

Experian PLC	4,845	117

Firstgroup PLC (a)	118,606	126

G4S PLC	39,303	99

IMI PLC	7,952	96

International Consolidated Airlines Group S.A.	85,806	677

Meggitt PLC	35,790	215

National Express Group PLC	69,851	333

RELX PLC	15,908	328

Rolls-Royce Holdings PLC	64,614	681

Royal Mail PLC	308,406	1,070

Stagecoach Group PLC	61,124	103

Travis Perkins PLC	7,381	101

		6,134

INFORMATION TECHNOLOGY 0.0%

Sage Group PLC	18,082	139

	SHARES	MARKET VALUE (000S)
MATERIALS 1.0%

Anglo American PLC	7,336	$164

BHP Group PLC	76,531	1,617

DS Smith PLC	27,184	104

Johnson Matthey PLC	2,642	95

Mondi PLC	6,522	136

Rio Tinto Ltd.	16,502	913

Rio Tinto PLC	44,542	2,133

		5,162

UTILITIES 1.0%

Centrica PLC	973,353	1,679

National Grid PLC	204,514	2,001

Severn Trent PLC	12,182	282

SSE PLC	43,427	600

United Utilities Group PLC	33,573	316

		4,878

Total United Kingdom		75,598

UNITED STATES 0.1%

CONSUMER DISCRETIONARY 0.0%

Carnival PLC	1,860	89

ENERGY 0.1%

Transocean Ltd.	63,050	438

Total United States		527

Total Common Stocks (Cost $501,667)		494,755

PREFERRED STOCKS 0.8%

GERMANY 0.8%

INDUSTRIALS 0.8%

Schaeffler AG	21,601	184

Volkswagen AG	24,006	3,828

		4,012

Total Preferred Stocks (Cost $3,932)		4,012

REAL ESTATE INVESTMENT TRUSTS 0.5%

AUSTRALIA 0.1%

REAL ESTATE 0.1%

Mirvac Group	141,710	224

Stockland	83,945	208

		432

Total Australia		432

CANADA 0.2%

REAL ESTATE 0.2%

Artis Real Estate Investment Trust	18,063	122

Cominar Real Estate Investment Trust	34,106	280

	SHARES	MARKET VALUE (000S)

Dream Office Real Estate Investment Trust	15,269	$249

H&R Real Estate Investment Trust	14,142	214

RioCan Real Estate Investment Trust	7,563	132

		997

Total Canada		997

FRANCE 0.0%

REAL ESTATE 0.0%

Klepierre S.A.	4,053	125

Total France		125

HONG KONG 0.0%

REAL ESTATE 0.0%

Link REIT	22,000	223

Total Hong Kong		223

UNITED KINGDOM 0.2%

REAL ESTATE 0.2%

British Land Co. PLC	42,532	289

Intu Properties PLC	157,409	227

Land Securities Group PLC	38,614	397

		913

Total United Kingdom		913

Total Real Estate Investment Trusts (Cost $3,208)		2,690

RIGHTS 0.0%

SPAIN 0.0%

ENERGY 0.0%

Repsol S.A.	66,114	30

Total Rights (Cost $31)		30

WARRANTS 0.0%

SPAIN 0.0%

INDUSTRIALS 0.0%

Abengoa S.A. ‘B’ - Exp. 03/31/2025	226,011	3

Total Warrants (Cost $0)		3

Total Investments in Securities (Cost $508,838)		501,490

Total Investments 99.5% (Cost $508,838)		$501,490

Other Assets and Liabilities, net 0.5%		2,568

Net Assets 100.0%		$504,058

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security did not produce income within the last twelve months.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	51

Schedule of Investments PIMCO RAE International Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(30)	$0	$(30)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Common Stocks
Australia
Communication Services	$0	$1,423	$0	$1,423
Consumer Discretionary	0	1,353	0	1,353
Consumer Staples	373	2,388	0	2,761
Energy	0	1,166	0	1,166
Financials	0	13,049	0	13,049
Health Care	228	255	0	483
Industrials	0	1,644	0	1,644
Materials	0	2,239	0	2,239
Real Estate	0	189	0	189
Utilities	0	122	0	122
Austria
Energy	0	375	0	375
Financials	101	1,139	0	1,240
Industrials	0	114	0	114
Materials	0	168	0	168
Belgium
Communication Services	0	592	0	592
Consumer Staples	0	104	0	104
Financials	0	2,000	0	2,000
Industrials	0	175	0	175
Materials	0	142	0	142
Canada
Communication Services	1,654	105	0	1,759
Consumer Discretionary	2,076	0	0	2,076
Consumer Staples	1,399	0	0	1,399
Energy	6,494	0	0	6,494
Financials	15,381	0	0	15,381
Industrials	4,974	0	0	4,974
Information Technology	347	0	0	347
Materials	1,426	0	0	1,426
Utilities	1,522	0	0	1,522
Denmark
Consumer Staples	0	352	0	352
Health Care	0	750	0	750
Industrials	0	1,554	0	1,554
Finland
Consumer Staples	0	193	0	193
Financials	0	933	0	933
Materials	0	1,001	0	1,001
Utilities	0	650	0	650
France
Communication Services	0	5,837	0	5,837
Consumer Discretionary	0	3,752	0	3,752
Consumer Staples	0	3,465	0	3,465
Energy	0	5,019	0	5,019
Financials	0	9,762	0	9,762
Health Care	0	6,737	0	6,737
Industrials	0	9,439	0	9,439

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Information Technology	$0	$631	$0	$631
Materials	0	232	0	232
Utilities	687	7,158	0	7,845
Germany
Communication Services	0	4,268	0	4,268
Consumer Discretionary	166	8,312	0	8,478
Consumer Staples	0	1,812	0	1,812
Financials	0	8,604	0	8,604
Health Care	0	2,413	0	2,413
Industrials	0	6,270	0	6,270
Information Technology	0	566	0	566
Materials	0	3,902	0	3,902
Real Estate	0	189	0	189
Utilities	0	5,602	0	5,602
Hong Kong
Communication Services	0	229	0	229
Consumer Discretionary	0	1,219	0	1,219
Financials	0	303	0	303
Industrials	297	1,105	0	1,402
Information Technology	0	246	0	246
Real Estate	0	7,472	0	7,472
Utilities	0	723	0	723
Ireland
Consumer Discretionary	124	0	0	124
Financials	0	400	0	400
Health Care	1,731	0	0	1,731
Industrials	311	0	0	311
Materials	0	998	0	998
Israel
Communication Services	0	358	0	358
Financials	0	2,329	0	2,329
Health Care	1,740	0	0	1,740
Materials	0	657	0	657
Italy
Communication Services	0	1,101	0	1,101
Energy	0	3,520	0	3,520
Financials	0	7,536	0	7,536
Industrials	0	417	0	417
Utilities	0	3,649	0	3,649
Japan
Communication Services	0	7,361	0	7,361
Consumer Discretionary	0	23,919	0	23,919
Consumer Staples	0	7,999	0	7,999
Energy	0	2,900	0	2,900
Financials	0	24,572	0	24,572
Health Care	0	5,460	0	5,460
Industrials	0	22,292	0	22,292
Information Technology	0	15,463	0	15,463
Materials	0	6,093	0	6,093
Real Estate	0	1,430	0	1,430
Utilities	0	11,350	0	11,350

52	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Luxembourg
Communication Services	$0	$415	$0	$415
Macau
Consumer Discretionary	0	221	0	221
Netherlands
Communication Services	487	644	0	1,131
Consumer Staples	0	2,384	0	2,384
Energy	0	6,210	0	6,210
Financials	0	3,159	0	3,159
Health Care	0	1,478	0	1,478
Industrials	0	1,433	0	1,433
Information Technology	111	0	0	111
Materials	0	948	0	948
New Zealand
Communication Services	0	202	0	202
Materials	331	0	0	331
Norway
Communication Services	0	806	0	806
Consumer Staples	0	321	0	321
Energy	0	1,939	0	1,939
Financials	0	312	0	312
Materials	0	598	0	598
Portugal
Financials	0	0	1	1
Materials	0	257	0	257
Utilities	0	1,252	0	1,252
Singapore
Communication Services	0	655	0	655
Financials	0	3,160	0	3,160
Industrials	0	1,514	0	1,514
Real Estate	0	422	0	422
South Africa
Consumer Discretionary	0	161	0	161
Financials	0	1,191	0	1,191
Spain
Communication Services	0	3,909	0	3,909
Consumer Staples	0	31	0	31
Energy	0	1,063	0	1,063
Financials	0	7,175	0	7,175
Industrials	0	1,975	0	1,975
Utilities	0	5,172	0	5,172
Sweden
Communication Services	0	1,523	0	1,523
Consumer Discretionary	0	688	0	688
Consumer Staples	0	292	0	292
Financials	0	1,513	0	1,513
Health Care	0	288	0	288
Industrials	0	757	0	757
Information Technology	0	2,387	0	2,387

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Switzerland
Communication Services	$0	$601	$0	$601
Consumer Discretionary	516	364	0	880
Consumer Staples	0	4,843	0	4,843
Financials	0	11,832	0	11,832
Health Care	0	9,430	0	9,430
Industrials	0	2,284	0	2,284
Information Technology	267	0	0	267
Materials	0	728	0	728
Real Estate	0	103	0	103
United Kingdom
Communication Services	0	6,796	0	6,796
Consumer Discretionary	1,683	5,912	0	7,595
Consumer Staples	0	8,729	0	8,729
Energy	0	6,306	0	6,306
Financials	126	18,574	0	18,700
Health Care	0	11,159	0	11,159
Industrials	436	5,698	0	6,134
Information Technology	0	139	0	139
Materials	0	5,162	0	5,162
Utilities	0	4,878	0	4,878
United States
Consumer Discretionary	0	89	0	89
Energy	438	0	0	438
Preferred Stocks
Germany
Industrials	0	4,012	0	4,012
Real Estate Investment Trusts
Australia
Real Estate	0	432	0	432
Canada
Real Estate	997	0	0	997
France
Real Estate	0	125	0	125
Hong Kong
Real Estate	0	223	0	223
United Kingdom
Real Estate	0	913	0	913
Rights
Spain
Energy	30	0	0	30
Warrants
Spain
Industrials	3	0	0	3

Total Investments	$46,456	$455,033	$1	$501,490

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	53

Schedule of Investments PIMCO RAE US Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.9%

COMMON STOCKS 98.4%

IRELAND 0.1%

INFORMATION TECHNOLOGY 0.0%

Accenture PLC ‘A’	1,984	$280

MATERIALS 0.1%

Linde PLC	3,697	577

Total Ireland		857

SWITZERLAND 0.0%

CONSUMER DISCRETIONARY 0.0%

Garrett Motion, Inc. (a)	913	11

Total Switzerland		11

UNITED STATES 98.3%

COMMUNICATION SERVICES 8.1%

Activision Blizzard, Inc.	8,316	387

Alphabet, Inc. ‘C’ (a)	885	917

Altice USA, Inc.	4,924	81

AT&T, Inc.	394,027	11,246

CBS Corp. NVDR ‘B’	44,814	1,959

CenturyLink, Inc.	202,998	3,076

Comcast Corp. ‘A’	116,435	3,965

Discovery, Inc. ‘A’ (a)	30,817	762

Frontier Communications Corp.	159,648	380

InterActiveCorp (a)	2,509	459

Interpublic Group of Cos., Inc.	28,840	595

Liberty Media Corp-Liberty SiriusXM ‘C’ (a)	48,249	1,784

Omnicom Group, Inc.	13,313	975

Sprint Corp. (a)	58,126	338

T-Mobile US, Inc. (a)	2,339	149

TEGNA, Inc.	14,782	161

Telephone & Data Systems, Inc.	25,427	827

Tribune Media Co. ‘A’	19,611	890

Twenty-First Century Fox, Inc. ‘A’	93,340	4,492

Verizon Communications, Inc.	255,841	14,383

Viacom, Inc. ‘B’	128,607	3,305

Walt Disney Co.	48,535	5,322

		56,453

CONSUMER DISCRETIONARY 10.7%

Abercrombie & Fitch Co. ‘A’	85,897	1,722

Adient PLC	4,224	64

American Eagle Outfitters, Inc.	31,817	615

Ascena Retail Group, Inc. (a)	60,944	153

AutoNation, Inc. (a)	5,247	187

AutoZone, Inc. (a)	227	190

Bed Bath & Beyond, Inc.	163,777	1,854

Best Buy Co., Inc.	24,698	1,308

Big Lots, Inc.	18,778	543

Carnival Corp.	12,713	627

Carter’s, Inc.	3,829	312

Dick’s Sporting Goods, Inc.	19,506	609

Dillard’s, Inc. ‘A’	16,121	972

Dollar General Corp.	13,835	1,495

eBay, Inc. (a)	25,823	725

Foot Locker, Inc.	11,033	587

Ford Motor Co.	333,955	2,555

Fossil Group, Inc. (a)	79,844	1,256

	SHARES	MARKET VALUE (000S)

GameStop Corp. ‘A’	107,814	$1,361

Gap, Inc.	61,029	1,572

General Motors Co.	127,138	4,253

Genuine Parts Co.	5,066	486

GNC Holdings, Inc. ‘A’ (a)	131,257	311

Goodyear Tire & Rubber Co.	37,959	775

H&R Block, Inc.	9,454	240

Home Depot, Inc.	37,209	6,393

International Game Technology PLC	10,258	150

JC Penney Co., Inc. (a)	244,986	255

Kohl’s Corp.	66,179	4,390

L Brands, Inc.	33,581	862

Las Vegas Sands Corp.	8,561	446

Lear Corp.	546	67

Lowe’s Cos., Inc.	40,386	3,730

Macy’s, Inc.	108,918	3,244

Mattel, Inc. (a)	59,656	596

McDonald’s Corp.	31,371	5,571

Michaels Cos., Inc. (a)	9,065	123

NIKE, Inc. ‘B’	19,187	1,422

Nordstrom, Inc.	31,473	1,467

O’Reilly Automotive, Inc. (a)	2,637	908

Office Depot, Inc.	232,858	601

Polaris Industries, Inc.	742	57

PulteGroup, Inc.	16,458	428

PVH Corp.	3,575	332

Qurate Retail, Inc. (a)	76,154	1,487

Ralph Lauren Corp.	10,976	1,136

Royal Caribbean Cruises Ltd.	1,029	101

Sally Beauty Holdings, Inc. (a)	54,879	936

Signet Jewelers Ltd.	15,171	482

Six Flags Entertainment Corp.	5,049	281

Tapestry, Inc.	14,561	491

Target Corp.	96,140	6,354

TJX Cos., Inc.	31,478	1,408

Tractor Supply Co.	1,839	153

Tupperware Brands Corp.	15,949	503

Urban Outfitters, Inc. (a)	12,841	426

VF Corp.	15,524	1,107

Visteon Corp. (a)	10,829	653

Weight Watchers International, Inc. (a)	4,723	182

Wendy’s Co.	28,259	441

Whirlpool Corp.	4,480	479

Williams-Sonoma, Inc.	5,644	285

Wyndham Destinations, Inc.	13,597	487

Wyndham Hotels & Resorts, Inc.	7,917	359

Yum! Brands, Inc.	18,910	1,738

		75,303

CONSUMER STAPLES 8.3%

Altria Group, Inc.	14,714	727

Archer-Daniels-Midland Co.	47,097	1,930

Bunge Ltd.	10,637	568

Coca-Cola Co.	112,308	5,318

Colgate-Palmolive Co.	19,460	1,158

Costco Wholesale Corp.	6,805	1,386

Estee Lauder Cos., Inc. ‘A’	2,616	340

Flowers Foods, Inc.	13,583	251

General Mills, Inc.	35,495	1,382

Herbalife Nutrition Ltd. (a)	24,454	1,442

JM Smucker Co.	3,457	323

Keurig Dr Pepper, Inc.	6,978	179

Kimberly-Clark Corp.	4,036	460

	SHARES	MARKET VALUE (000S)

Kraft Heinz Co.	5,536	$238

Kroger Co.	201,815	5,550

Mondelez International, Inc. ‘A’	74,176	2,969

Nu Skin Enterprises, Inc. ‘A’	7,422	455

PepsiCo, Inc.	54,632	6,036

Philip Morris International, Inc.	51,951	3,468

Procter & Gamble Co.	92,049	8,461

Rite Aid Corp. (a)	257,256	182

Spectrum Brands Holdings, Inc.	6,527	276

Sysco Corp.	16,325	1,023

U.S. Foods Holding Corp. (a)	36,444	1,153

Wal-Mart Stores, Inc.	130,334	12,141

Walgreens Boots Alliance, Inc.	8,912	609

		58,025

ENERGY 8.0%

Anadarko Petroleum Corp.	5,922	260

Antero Resources Corp. (a)	14,520	136

Apache Corp.	18,175	477

Chesapeake Energy Corp. (a)	450,945	947

Chevron Corp.	83,799	9,117

ConocoPhillips	71,391	4,451

CVR Energy, Inc.	10,974	378

Diamond Offshore Drilling, Inc. (a)	55,373	523

Exxon Mobil Corp.	233,825	15,945

Helmerich & Payne, Inc.	4,833	232

Hess Corp.	37,434	1,516

HollyFrontier Corp.	32,010	1,636

Kinder Morgan, Inc.	127,448	1,960

Marathon Oil Corp.	90,776	1,302

Marathon Petroleum Corp.	51,878	3,061

Murphy Oil Corp.	43,999	1,029

Nabors Industries Ltd.	121,262	243

National Oilwell Varco, Inc.	30,751	790

Noble Energy, Inc.	8,231	154

Occidental Petroleum Corp.	41,194	2,529

Oceaneering International, Inc. (a)	31,064	376

PBF Energy, Inc. ‘A’	15,554	508

Phillips 66	28,219	2,431

Rowan Cos. PLC ‘A’ (a)	49,814	418

Schlumberger Ltd.	3,447	124

Transocean Ltd.	147,691	1,025

Valero Energy Corp.	50,257	3,768

Whiting Petroleum Corp. (a)	11,777	267

Williams Cos., Inc.	20,653	455

WPX Energy, Inc. (a)	4,185	48

		56,106

FINANCIALS 15.5%

Aflac, Inc.	42,060	1,916

Allstate Corp.	21,954	1,814

Ally Financial, Inc.	150,188	3,403

American Express Co.	48,910	4,662

American Financial Group, Inc.	1,429	129

American International Group, Inc.	239,296	9,431

Ameriprise Financial, Inc.	10,605	1,107

Assurant, Inc.	10,332	924

Bank of America Corp.	236,687	5,832

Bank of New York Mellon Corp.	39,093	1,840

BB&T Corp.	29,892	1,295

Berkshire Hathaway, Inc. ‘B’ (a)	35,903	7,331

BlackRock, Inc.	1,922	755

Brighthouse Financial, Inc. (a)	11,685	356

Capital One Financial Corp.	59,866	4,525

54	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

	SHARES	MARKET VALUE (000S)

CIT Group, Inc.	24,655	$944

Citigroup, Inc.	134,475	7,001

Citizens Financial Group, Inc.	14,569	433

CNO Financial Group, Inc.	33,861	504

Discover Financial Services	47,881	2,824

Fifth Third Bancorp	56,805	1,337

Franklin Resources, Inc.	35,265	1,046

Genworth Financial, Inc. ‘A’ (a)	143,658	669

Goldman Sachs Group, Inc.	10,823	1,808

Hartford Financial Services Group, Inc.	25,517	1,134

Invesco Ltd.	29,739	498

JPMorgan Chase & Co.	107,737	10,517

Legg Mason, Inc.	33,159	846

Lincoln National Corp.	10,369	532

Loews Corp.	19,199	874

LPL Financial Holdings, Inc.	6,746	412

M&T Bank Corp.	474	68

MetLife, Inc.	34,603	1,421

Navient Corp.	123,575	1,089

New York Community Bancorp, Inc.	71,717	675

Old Republic International Corp.	6,334	130

OneMain Holdings, Inc. (a)	15,156	368

People’s United Financial, Inc.	14,557	210

PNC Financial Services Group, Inc.	13,423	1,569

Prudential Financial, Inc.	11,009	898

Regions Financial Corp.	48,719	652

Reinsurance Group of America, Inc.	2,409	338

Santander Consumer USA Holdings, Inc.	62,265	1,095

SLM Corp. (a)	39,240	326

State Street Corp.	18,501	1,167

SunTrust Banks, Inc.	12,476	629

Synchrony Financial	23,634	555

T Rowe Price Group, Inc.	5,045	466

Travelers Cos., Inc.	42,447	5,083

U.S. Bancorp	62,154	2,840

Voya Financial, Inc.	55,853	2,242

Wells Fargo & Co.	196,309	9,046

White Mountains Insurance Group Ltd.	887	761

		108,327

HEALTH CARE 15.2%

Abbott Laboratories	33,762	2,442

AbbVie, Inc.	45,515	4,196

Allergan PLC	17,030	2,276

Amgen, Inc.	18,815	3,663

Anthem, Inc.	20,007	5,254

Bausch Health Cos., Inc. (a)	180,925	3,342

Baxter International, Inc.	2,376	156

Bristol-Myers Squibb Co.	27,685	1,439

Brookdale Senior Living, Inc. (a)	104,829	702

Cardinal Health, Inc.	22,474	1,002

Celgene Corp. (a)	4,311	276

Cigna Corp. (a)	20,403	3,875

Community Health Systems, Inc. (a)	115,218	325

CVS Health Corp.	131,415	8,610

DaVita, Inc. (a)	10,429	537

Eli Lilly & Co.	14,701	1,701

Encompass Health Corp.	5,519	341

Gilead Sciences, Inc.	104,064	6,509

	SHARES	MARKET VALUE (000S)

HCA Healthcare, Inc.	55,533	$6,911

Humana, Inc.	4,203	1,204

Johnson & Johnson	73,909	9,538

Laboratory Corp. of America Holdings (a)	1,033	131

Mallinckrodt PLC (a)	6,832	108

McKesson Corp.	8,435	932

MEDNAX, Inc. (a)	14,587	481

Merck & Co., Inc.	143,972	11,001

Mylan NV (a)	2,774	76

Patterson Cos., Inc.	23,282	458

Pfizer, Inc.	454,432	19,836

Quest Diagnostics, Inc.	9,004	750

Tenet Healthcare Corp. (a)	91,716	1,572

United Therapeutics Corp. (a)	4,546	495

UnitedHealth Group, Inc.	22,513	5,609

Universal Health Services, Inc. ‘B’	6,744	786

Varian Medical Systems, Inc. (a)	824	93

		106,627

INDUSTRIALS 8.8%

3M Co.	15,511	2,955

AGCO Corp.	6,861	382

Allison Transmission Holdings, Inc.	3,011	132

American Airlines Group, Inc.	108,343	3,479

Arcosa, Inc. (a)	5,260	146

Avis Budget Group, Inc. (a)	68,563	1,541

Boeing Co.	13,211	4,261

Caterpillar, Inc.	11,183	1,421

CSX Corp.	15,770	980

Cummins, Inc.	3,887	519

Deere & Co.	17,670	2,636

Delta Air Lines, Inc.	10,172	508

Dun & Bradstreet Corp.	3,789	541

Eaton Corp. PLC	11,649	800

Emerson Electric Co.	36,900	2,205

Expeditors International of Washington, Inc.	4,739	323

FedEx Corp.	6,670	1,076

Flowserve Corp.	10,531	400

Fluor Corp.	13,368	430

General Dynamics Corp.	4,585	721

General Electric Co.	1,312,272	9,934

Hertz Global Holdings, Inc. (a)	114,957	1,569

Honeywell International, Inc.	10,158	1,342

Illinois Tool Works, Inc.	10,238	1,297

JetBlue Airways Corp. (a)	29,611	476

L3 Technologies, Inc.	2,213	384

Lockheed Martin Corp.	1,739	455

Macquarie Infrastructure Corp.	3,974	145

ManpowerGroup, Inc.	9,527	617

Neilsen Holdings PLC	25,650	598

Norfolk Southern Corp.	8,534	1,276

Northrop Grumman Corp.	7,133	1,747

Oshkosh Corp.	1,125	69

Owens Corning	2,768	122

PACCAR, Inc.	1,323	76

Pitney Bowes, Inc.	92,893	549

Raytheon Co.	7,193	1,103

Republic Services, Inc.	3,085	222

Resideo Technologies, Inc. (a)	1,693	35

Robert Half International, Inc.	6,766	387

Ryder System, Inc.	14,239	686

	SHARES	MARKET VALUE (000S)

Southwest Airlines Co.	2,578	$120

Stanley Black & Decker, Inc.	2,531	303

TransDigm Group, Inc. (a)	253	86

Trinity Industries, Inc.	15,780	325

Union Pacific Corp.	34,815	4,813

United Continental Holdings, Inc. (a)	12,615	1,056

United Parcel Service, Inc. ‘B’	1,405	137

United Rentals, Inc. (a)	1,924	197

United Technologies Corp.	36,430	3,879

Waste Management, Inc.	6,447	574

WESCO International, Inc. (a)	8,988	431

WW Grainger, Inc.	4,808	1,358

		61,824

INFORMATION TECHNOLOGY 15.8%

Amdocs Ltd.	7,534	441

Apple, Inc.	149,008	23,505

Applied Materials, Inc.	11,627	381

Arrow Electronics, Inc. (a)	15,030	1,036

Avaya Holdings Corp. (a)	34,500	502

Avnet, Inc.	25,170	909

Booz Allen Hamilton Holding Corp.	24,093	1,086

Cisco Systems, Inc.	149,348	6,471

Citrix Systems, Inc.	1,565	161

Conduent, Inc. (a)	28,218	300

Corning, Inc.	146,107	4,414

DXC Technology Co.	6,276	334

F5 Networks, Inc. (a)	2,532	410

First Solar, Inc. (a)	9,313	396

Fiserv, Inc. (a)	5,629	414

Flex Ltd. (a)	47,512	362

Genpact Ltd.	8,975	242

Hewlett Packard Enterprise Co.	236,586	3,125

HP, Inc.	51,431	1,052

Intel Corp.	229,256	10,759

International Business Machines Corp.	119,810	13,619

Intuit, Inc.	2,794	550

Jabil, Inc.	25,454	631

Juniper Networks, Inc.	40,532	1,091

KLA-Tencor Corp.	7,511	672

Maxim Integrated Products, Inc.	3,709	189

Microsoft Corp.	122,313	12,423

Motorola Solutions, Inc.	20,160	2,319

NetApp, Inc.	31,730	1,893

Oracle Corp.	104,589	4,722

Perspecta, Inc.	2,260	39

QUALCOMM, Inc.	120,405	6,852

Seagate Technology PLC	87,668	3,383

Symantec Corp.	42,251	798

Teradata Corp. (a)	26,390	1,012

Texas Instruments, Inc.	17,388	1,643

Western Digital Corp.	3,441	127

Western Union Co.	69,914	1,193

Xerox Corp.	51,485	1,017

Xilinx, Inc.	3,378	288

		110,761

MATERIALS 1.9%

Alcoa Corp. (a)	8,921	237

Ashland Global Holdings, Inc.	5,778	410

Avery Dennison Corp.	2,407	216

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	55

Schedule of Investments PIMCO RAE US Fund (Cont.)

	SHARES	MARKET VALUE (000S)

Bemis Co., Inc.	9,209	$423

CF Industries Holdings, Inc.	17,335	754

Domtar Corp.	23,571	828

Eastman Chemical Co.	4,123	301

Graphic Packaging Holding Co.	20,543	219

International Paper Co.	23,735	958

LyondellBasell Industries NV ‘A’	49,028	4,077

Mosaic Co.	94,924	2,773

Newmont Mining Corp.	6,532	226

PPG Industries, Inc.	11,099	1,135

Reliance Steel & Aluminum Co.	4,067	289

Sealed Air Corp.	8,607	300

Sherwin-Williams Co.	190	75

WestRock Co.	2,662	101

		13,322

REAL ESTATE 0.0%

Jones Lang LaSalle, Inc.	2,529	320

UTILITIES 6.0%

AES Corp.	210,869	3,049

Ameren Corp.	22,518	1,469

American Electric Power Co., Inc.	35,321	2,640

CenterPoint Energy, Inc.	35,749	1,009

CMS Energy Corp.	11,338	563

Consolidated Edison, Inc.	27,114	2,073

DTE Energy Co.	2,296	253

Duke Energy Corp.	52,030	4,490

Edison International	22,357	1,269

Entergy Corp.	33,343	2,870

Evergy, Inc.	6,783	385

Eversource Energy	16,309	1,061

Exelon Corp.	86,266	3,891

	SHARES	MARKET VALUE (000S)

FirstEnergy Corp.	57,572	$2,162

Hawaiian Electric Industries, Inc.	10,018	367

MDU Resources Group, Inc.	24,116	575

NextEra Energy, Inc.	8,497	1,477

NRG Energy, Inc.	15,139	599

PG&E Corp. (a)	55,267	1,313

Pinnacle West Capital Corp.	8,754	746

Portland General Electric Co.	5,097	234

PPL Corp.	47,987	1,359

Public Service Enterprise Group, Inc.	37,005	1,926

SCANA Corp.	29,936	1,430

Southern Co.	19,143	841

UGI Corp.	8,043	429

Vectren Corp.	2,546	183

Vistra Energy Corp. (a)	69,878	1,599

WEC Energy Group, Inc.	1,193	83

Xcel Energy, Inc.	27,762	1,368

		41,713

Total United States		688,781

Total Common Stocks (Cost $599,734)		689,649

REAL ESTATE INVESTMENT TRUSTS 1.0%

UNITED STATES 1.0%

FINANCIALS 0.2%

AGNC Investment Corp.	12,206	214

Annaly Capital Management, Inc.	64,978	638

Chimera Investment Corp.	15,413	275

		1,127

REAL ESTATE 0.8%

Brixmor Property Group, Inc.	20,929	307

CoreCivic, Inc.	33,540	598

	SHARES	MARKET VALUE (000S)

Equity Residential	5,050	$333

HCP, Inc.	21,956	613

Hospitality Properties Trust	18,522	442

Host Hotels & Resorts, Inc.	18,779	313

Iron Mountain, Inc.	5,961	193

Kimco Realty Corp.	10,479	154

Park Hotels & Resorts, Inc.	5,154	134

Retail Value, Inc.	1,026	26

Senior Housing Properties Trust	32,985	387

SITE Centers Corp.	21,688	240

SL Green Realty Corp.	1,532	121

Spirit Realty Capital, Inc.	3,707	131

Ventas, Inc.	12,589	738

VEREIT, Inc.	37,521	268

Welltower, Inc.	8,369	581

		5,579

Total Real Estate Investment Trusts (Cost $7,156)		6,706

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (b) 0.5%
		3,624

Total Short-Term Instruments (Cost $3,624)		3,624

Total Investments in Securities (Cost $610,514)		699,979

Total Investments 99.9% (Cost $610,514)		$699,979

Other Assets and Liabilities, net 0.1%		774

Net Assets 100.0%		$700,753

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$3,624	U.S. Treasury Notes 2.875% due 09/30/2023	$(3,701)	$3,624	$3,624

Total Repurchase Agreements						$(3,701)	$3,624	$3,624

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$3,624	$0	$0	$3,624	$(3,701)	$(77)

Total Borrowings and Other Financing Transactions	$3,624	$0	$0

(1)	Includes accrued interest.

56	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Common Stocks
Ireland
Information Technology	$280	$0	$0	$280
Materials	577	0	0	577
Switzerland
Consumer Discretionary	11	0	0	11
United States
Communication Services	56,453	0	0	56,453
Consumer Discretionary	75,303	0	0	75,303
Consumer Staples	58,025	0	0	58,025
Energy	56,106	0	0	56,106
Financials	108,327	0	0	108,327
Health Care	106,627	0	0	106,627

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Industrials	$61,824	$0	$0	$61,824
Information Technology	110,761	0	0	110,761
Materials	13,322	0	0	13,322
Real Estate	320	0	0	320
Utilities	41,713	0	0	41,713
Real Estate Investment Trusts
United States
Financials	1,127	0	0	1,127
Real Estate	5,579	0	0	5,579
Short-Term Instruments
Repurchase Agreements	0	3,624	0	3,624

Total Investments	$696,355	$3,624	$0	$699,979

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	57

Schedule of Investments PIMCO RAE US Small Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.5%

COMMON STOCKS 86.2%

UNITED STATES 86.2%

COMMUNICATION SERVICES 3.9%

AMC Entertainment Holdings, Inc. ‘A’	3,666	$45

AMC Networks, Inc. ‘A’ (a)	3,782	208

ATN International, Inc.	1,626	116

Cable One, Inc.	134	110

Cars.com, Inc. (a)	15,399	331

Cincinnati Bell, Inc. (a)	22,255	173

Cogent Communications Holdings, Inc.	3,624	164

Consolidated Communications Holdings, Inc.	19,221	190

EW Scripps Co. ‘A’	4,484	71

Gannett Co., Inc.	46,779	399

Glu Mobile, Inc. (a)	2,463	20

Gray Television, Inc. (a)	3,230	48

IDT Corp. ‘B’	2,030	13

Iridium Communications, Inc. (a)	22,795	421

John Wiley & Sons, Inc. ‘A’	9,374	440

Liberty TripAdvisor Holdings, Inc. ‘A’ (a)	19,009	302

Marcus Corp.	1,776	70

MDC Partners, Inc. ‘A’ (a)	8,296	22

Media General, Inc. CVR «	2,855	0

Meredith Corp.	6,881	357

MSG Networks, Inc. ‘A’ (a)	1,497	35

National CineMedia, Inc.	39,047	253

New Media Investment Group, Inc.	8,261	96

New York Times Co. ‘A’	4,990	111

Nexstar Media Group, Inc. ‘A’	1,499	118

NII Holdings, Inc. (a)	59,231	261

Pandora Media, Inc. (a)	9,957	81

Scholastic Corp.	5,710	230

Shenandoah Telecommunications Co.	958	42

Sinclair Broadcast Group, Inc. ‘A’	9,675	255

Spok Holdings, Inc.	7,116	94

TechTarget, Inc. (a)	1,725	21

Tribune Publishing Co. (a)	8,309	94

Vonage Holdings Corp. (a)	25,649	224

WideOpenWest, Inc. (a)	11,563	82

World Wrestling Entertainment, Inc. ‘A’	703	52

Yelp, Inc. (a)	2,941	103

Zynga, Inc. ‘A’ (a)	58,245	229

		5,881

CONSUMER DISCRETIONARY 18.5%

1-800-Flowers.com, Inc. ‘A’ (a)	1,579	19

Aaron’s, Inc.	18,842	792

Acushnet Holdings Corp.	6,915	146

Adtalem Global Education, Inc. (a)	9,854	466

America’s Car-Mart, Inc. (a)	1,520	110

American Axle & Manufacturing Holdings, Inc. (a)	10,478	116

American Outdoor Brands Corp. (a)	15,178	195

American Public Education, Inc. (a)	4,017	114

Asbury Automotive Group, Inc. (a)	8,610	574

At Home Group, Inc. (a)	495	9

Barnes & Noble Education, Inc. (a)	21,502	86

Barnes & Noble, Inc.	53,061	376

Bassett Furniture Industries, Inc.	1,083	22

Beazer Homes USA, Inc. (a)	10,131	96

	SHARES	MARKET VALUE (000S)

Big 5 Sporting Goods Corp.	3,776	$10

Biglari Holdings, Inc. ‘A’ (a)	7	4

BJ’s Restaurants, Inc.	3,887	197

Bloomin’ Brands, Inc.	18,717	335

Boot Barn Holdings, Inc. (a)	2,735	47

Boyd Gaming Corp.	6,583	137

Bridgepoint Education, Inc. (a)	14,697	103

Brinker International, Inc.	22,559	992

Buckle, Inc.	16,993	329

Caleres, Inc.	7,143	199

Callaway Golf Co.	5,353	82

Camping World Holdings, Inc. ‘A’	934	11

Career Education Corp. (a)	13,232	151

Carrols Restaurant Group, Inc. (a)	13,363	131

Cato Corp. ‘A’	15,850	226

Cavco Industries, Inc. (a)	436	57

Century Communities, Inc. (a)	1,464	25

Cheesecake Factory, Inc.	6,998	304

Chegg, Inc. (a)	2,796	79

Chico’s FAS, Inc.	82,351	463

Children’s Place, Inc.	1,536	138

Churchill Downs, Inc.	857	209

Citi Trends, Inc.	3,812	78

Conn’s, Inc. (a)	5,540	104

Container Store Group, Inc. (a)	10,459	50

Cooper Tire & Rubber Co.	16,095	520

Cooper-Standard Holding, Inc. (a)	2,810	175

Core-Mark Holding Co., Inc.	4,765	111

Cracker Barrel Old Country Store, Inc.	995	159

Crocs, Inc. (a)	14,530	377

CSS Industries, Inc.	1,573	14

Dana, Inc.	8,816	120

Dave & Buster’s Entertainment, Inc.	4,290	191

Deckers Outdoor Corp. (a)	5,869	751

Denny’s Corp. (a)	8,241	134

Dine Brands Global, Inc.	5,998	404

Dorman Products, Inc. (a)	1,701	153

Drive Shack, Inc. (a)	27,990	110

DSW Inc. ‘A’	20,876	516

Eldorado Resorts, Inc. (a)	5,162	187

Ethan Allen Interiors, Inc.	5,678	100

Etsy, Inc. (a)	2,385	113

Express, Inc. (a)	47,483	243

Extended Stay America, Inc.	20,503	318

Fiesta Restaurant Group, Inc. (a)	1,787	28

Five Below, Inc. (a)	631	65

Francesca’s Holdings Corp. (a)	15,793	15

FTD Cos., Inc. (a)	9,895	15

G-III Apparel Group Ltd. (a)	7,111	198

Genesco, Inc. (a)	18,745	830

Gentherm, Inc. (a)	1,956	78

GoPro, Inc. ‘A’ (a)	13,837	59

Graham Holdings Co. ‘B’	851	545

Group 1 Automotive, Inc.	6,599	348

Groupon, Inc. (a)	109,203	349

Guess?, Inc.	23,991	498

Haverty Furniture Cos., Inc.	6,730	126

Helen of Troy Ltd. (a)	3,855	506

Hibbett Sports, Inc. (a)	12,582	180

Hilton Grand Vacations, Inc. (a)	2,006	53

Houghton Mifflin Harcourt Co. (a)	42,437	376

Hovnanian Enterprises, Inc. ‘A’ (a)	14,394	10

Hudson Ltd. ‘A’ (a)	2,924	50

International Speedway Corp. ‘A’	3,848	169

	SHARES	MARKET VALUE (000S)

iRobot Corp. (a)	1,394	$117

Jack in the Box, Inc.	5,037	391

K12, Inc. (a)	7,310	181

KB Home	9,468	181

Kirkland’s, Inc. (a)	7,774	74

La-Z-Boy, Inc.	8,789	243

Lands’ End, Inc. (a)	6,306	90

Laureate Education, Inc. ‘A’ (a)	4,650	71

LCI Industries	1,568	105

LGI Homes, Inc. (a)	755	34

Libbey, Inc.	9,622	37

Liberty Expedia Holdings, Inc. (a)	6,780	265

Lithia Motors, Inc. ‘A’	1,851	141

Lumber Liquidators Holdings, Inc. (a)	2,092	20

M/I Homes, Inc. (a)	5,661	119

Marriott Vacations Worldwide Corp.	3,329	235

MDC Holdings, Inc.	6,555	184

Meritage Homes Corp. (a)	5,801	213

Modine Manufacturing Co. (a)	1,460	16

Monarch Casino & Resort, Inc. (a)	461	18

Monro, Inc.	2,046	141

Movado Group, Inc.	4,557	144

Murphy USA, Inc. (a)	7,783	596

Nutrisystem, Inc.	404	18

Ollie’s Bargain Outlet Holdings, Inc. (a)	1,018	68

Overstock.com, Inc. (a)	2,146	29

Oxford Industries, Inc.	2,391	170

Papa John’s International, Inc.	1,060	42

Party City Holdco, Inc. (a)	14,654	146

Penn National Gaming, Inc. (a)	25,906	488

PetMed Express, Inc.	1,031	24

Pier 1 Imports, Inc.	86,942	27

Planet Fitness, Inc. ‘A’ (a)	1,106	59

RCI Hospitality Holdings, Inc.	694	15

Red Robin Gourmet Burgers, Inc. (a)	2,426	65

Red Rock Resorts, Inc. ‘A’	5,890	120

Regis Corp. (a)	11,845	201

Rent-A-Center, Inc. (a)	52,485	850

RH (a)	3,045	365

Ruth’s Hospitality Group, Inc.	3,877	88

SeaWorld Entertainment, Inc. (a)	26,473	585

Shoe Carnival, Inc.	3,956	133

Shutterfly, Inc. (a)	5,417	218

Shutterstock, Inc.	390	14

Sleep Number Corp. (a)	9,622	305

Sonic Automotive, Inc. ‘A’	15,212	209

Sotheby’s (a)	8,182	325

Sportsman’s Warehouse Holdings, Inc. (a)	13,421	59

Stamps.com, Inc. (a)	204	32

Standard Motor Products, Inc.	1,912	93

Steven Madden Ltd.	9,058	274

Stoneridge, Inc. (a)	2,760	68

Strategic Education, Inc.	1,578	179

Sturm Ruger & Co., Inc.	3,118	166

Superior Industries International, Inc.	7,765	37

Tailored Brands, Inc.	11,891	162

Taylor Morrison Home Corp. ‘A’ (a)	15,389	245

Tempur Sealy International, Inc. (a)	5,913	245

Tenneco, Inc.	11,001	301

TopBuild Corp. (a)	3,027	136

Tower International, Inc.	3,774	90

Town Sports International Holdings, Inc. (a)	7,181	46

58	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

	SHARES	MARKET VALUE (000S)

TravelCenters of America LLC (a)	9,552	$36

TRI Pointe Group, Inc. (a)	9,244	101

Universal Electronics, Inc. (a)	621	16

Vera Bradley, Inc. (a)	9,325	80

Vista Outdoor, Inc. (a)	18,245	207

Vitamin Shoppe, Inc. (a)	19,183	91

William Lyon Homes ‘A’ (a)	5,113	55

Wingstop, Inc.	713	46

Winnebago Industries, Inc.	849	20

Wolverine World Wide, Inc.	10,817	345

Zumiez, Inc. (a)	6,196	119

		28,205

CONSUMER STAPLES 4.3%

Andersons, Inc.	3,749	112

B&G Foods, Inc.	5,264	152

Boston Beer Co., Inc. ‘A’ (a)	847	204

Cal-Maine Foods, Inc.	2,997	127

Calavo Growers, Inc.	211	15

Casey’s General Stores, Inc.	2,258	289

Central Garden & Pet Co. ‘A’ (a)	3,667	115

Chefs’ Warehouse, Inc. (a)	2,637	84

Coca-Cola Bottling Co. Consolidated	585	104

Cott Corp.	2,721	38

Darling Ingredients, Inc. (a)	18,003	346

Dean Foods Co.	73,081	278

Edgewell Personal Care Co. (a)	7,215	270

Energizer Holdings, Inc.	4,115	186

Fresh Del Monte Produce, Inc.	4,696	133

Hain Celestial Group, Inc. (a)	6,124	97

Hostess Brands, Inc. (a)	4,667	51

Ingles Markets, Inc. ‘A’	7,062	192

Inter Parfums, Inc.	2,170	142

J&J Snack Foods Corp.	977	141

John B Sanfilippo & Son, Inc.	308	17

Lancaster Colony Corp.	1,096	194

Lifevantage Corp. (a)	1,365	18

Medifast, Inc.	1,062	133

Performance Food Group Co. (a)	18,261	589

PriceSmart, Inc.	1,595	94

Pyxus International, Inc. (a)	5,811	69

Sanderson Farms, Inc.	2,406	239

Smart & Final Stores, Inc. (a)	19,304	92

SpartanNash Co.	11,911	205

Sprouts Farmers Market, Inc. (a)	13,430	316

TreeHouse Foods, Inc. (a)	2,315	117

United Natural Foods, Inc. (a)	11,695	124

Universal Corp.	8,495	460

USANA Health Sciences, Inc. (a)	2,614	308

Vector Group Ltd.	13,319	130

WD-40 Co.	1,148	210

Weis Markets, Inc.	3,004	144

		6,535

ENERGY 3.1%

Arch Coal, Inc. ‘A’	691	57

Archrock, Inc.	15,302	115

Basic Energy Services, Inc. (a)	6,221	24

Bristow Group, Inc. (a)	29,179	71

California Resources Corp. (a)	5,822	99

Callon Petroleum Co. (a)	1,925	13

CARBO Ceramics, Inc. (a)	10,398	36

Cloud Peak Energy, Inc. (a)	46,968	17

CNX Resources Corp. (a)	24,865	284

	SHARES	MARKET VALUE (000S)

Covia Holdings Corp. (a)	5,302	$18

Delek U.S. Holdings, Inc.	9,436	307

Denbury Resources, Inc. (a)	53,700	92

Dorian LPG Ltd. (a)	10,249	60

Dril-Quip, Inc. (a)	5,991	180

Enbridge Energy Management LLC «	58,437	0

EP Energy Corp. ‘A’ (a)	20,272	14

Exterran Corp. (a)	4,947	88

Extraction Oil & Gas, Inc. (a)	5,104	22

Forum Energy Technologies, Inc. (a)	8,870	37

Green Plains, Inc.	6,813	89

Gulfport Energy Corp. (a)	7,033	46

Halcon Resources Corp. (a)	10,836	18

Helix Energy Solutions Group, Inc. (a)	18,113	98

HighPoint Resources Corp. (a)	7,841	20

International Seaways, Inc. (a)	9,724	164

ION Geophysical Corp. (a)	773	4

KLX Energy Services Holdings, Inc. (a)	744	17

Kosmos Energy Ltd.	9,159	37

Lonestar Resources US, Inc. ‘A’ (a)	2,262	8

Matrix Service Co. (a)	3,264	59

McDermott International, Inc. (a)	14,930	98

Midstates Petroleum Co., Inc. (a)	3,156	24

NACCO Industries, Inc. ‘A’	1,022	35

Navigator Holdings Ltd. (a)	1,652	16

Newpark Resources, Inc. (a)	3,417	23

Oasis Petroleum, Inc. (a)	23,142	128

Oil States International, Inc. (a)	9,763	139

Overseas Shipholding Group, Inc. ‘A’ (a)	45,157	75

Patterson-UTI Energy, Inc.	11,073	115

PDC Energy, Inc. (a)	2,061	61

Pioneer Energy Services Corp. (a)	20,909	26

QEP Resources, Inc. (a)	44,987	253

Renewable Energy Group, Inc. (a)	7,365	189

REX American Resources Corp. (a)	477	32

SandRidge Energy, Inc. (a)	14,492	110

SEACOR Holdings, Inc. (a)	3,325	123

SEACOR Marine Holdings, Inc. (a)	3,215	38

SemGroup Corp. ‘A’	9,274	128

SM Energy Co.	9,134	141

Southwestern Energy Co. (a)	20,294	69

SRC Energy, Inc. (a)	1,705	8

Superior Energy Services, Inc. (a)	50,985	171

TETRA Technologies, Inc. (a)	23,779	40

Tidewater, Inc. (a)	9,560	183

Unit Corp. (a)	3,313	47

W&T Offshore, Inc. (a)	15,605	64

World Fuel Services Corp.	11,882	254

		4,684

FINANCIALS 13.3%

Ambac Financial Group, Inc. (a)	26,891	464

American Equity Investment Life Holding Co.	22,647	633

AMERISAFE, Inc.	1,543	87

Artisan Partners Asset Management, Inc. ‘A’	3,905	86

Associated Banc-Corp.	4,906	97

Axos Financial, Inc. (a)	3,563	90

Banc of California, Inc.	5,025	67

BancFirst Corp.	1,440	72

Bancorp, Inc. (a)	3,633	29

BancorpSouth Bank	9,569	250

Bank of Hawaii Corp.	4,512	304

	SHARES	MARKET VALUE (000S)

BankUnited, Inc.	2,640	$79

Banner Corp.	3,038	162

Beneficial Bancorp, Inc.	6,656	95

Berkshire Hills Bancorp, Inc.	2,669	72

Blucora, Inc. (a)	4,739	126

Boston Private Financial Holdings, Inc.	7,683	81

Brookline Bancorp, Inc.	8,088	112

Bryn Mawr Bank Corp.	1,079	37

Cadence BanCorp	875	15

Camden National Corp.	1,017	37

Cannae Holdings, Inc. (a)	17,114	293

Capitol Federal Financial, Inc.	25,187	322

Cathay General Bancorp	5,985	201

Central Pacific Financial Corp.	4,710	115

City Holding Co.	1,428	96

Cohen & Steers, Inc.	2,720	93

Columbia Banking System, Inc.	4,872	177

Community Bank System, Inc.	3,579	209

Community Trust Bancorp, Inc.	1,887	75

Cowen, Inc. (a)	9,903	132

Customers Bancorp, Inc. (a)	3,137	57

CVB Financial Corp.	6,173	125

Dime Community Bancshares, Inc.	5,879	100

Donnelley Financial Solutions, Inc. (a)	11,822	166

Eagle Bancorp, Inc. (a)	1,150	56

eHealth, Inc. (a)	1,952	75

Employers Holdings, Inc.	2,530	106

Encore Capital Group, Inc. (a)	3,551	83

Enova International, Inc. (a)	7,743	151

Enterprise Financial Services Corp.	665	25

Evercore, Inc. ‘A’	1,708	122

EZCORP, Inc. ‘A’ (a)	21,454	166

FBL Financial Group, Inc. ‘A’	1,140	75

FCB Financial Holdings, Inc. ‘A’ (a)	2,323	78

Federal Agricultural Mortgage Corp. ‘C’	1,583	96

Federated Investors, Inc. ‘B’	16,425	436

Financial Institutions, Inc.	2,363	61

First Bancorp	1,587	52

First Busey Corp.	2,148	53

First Commonwealth Financial Corp.	12,392	150

First Community Bancshares, Inc.	806	25

First Defiance Financial Corp.	1,333	33

First Financial Bancorp	6,857	163

First Financial Bankshares, Inc.	2,719	157

First Financial Corp.	956	38

First Hawaiian, Inc.	3,056	69

First Interstate BancSystem, Inc. ‘A’	2,591	95

First Merchants Corp.	2,469	85

First Midwest Bancorp, Inc.	5,775	114

FirstCash, Inc.	2,360	171

Flagstar Bancorp, Inc. (a)	5,178	137

Flushing Financial Corp.	4,958	107

Fulton Financial Corp.	28,637	443

GAIN Capital Holdings, Inc.	5,062	31

Glacier Bancorp, Inc.	5,913	234

Great Southern Bancorp, Inc.	1,424	66

Great Western Bancorp, Inc.	3,966	124

Green Dot Corp. ‘A’ (a)	215	17

Greenhill & Co., Inc.	11,130	272

Hanmi Financial Corp.	1,209	24

HCI Group, Inc.	2,219	113

Heartland Financial USA, Inc.	1,828	80

Hercules Capital, Inc.	9,042	100

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	59

Schedule of Investments PIMCO RAE US Small Fund (Cont.)

	SHARES	MARKET VALUE (000S)

Heritage Financial Corp.	1,798	$53

Heritage Insurance Holdings, Inc.	3,785	56

Hilltop Holdings, Inc.	5,560	99

HomeStreet, Inc. (a)	3,318	70

HomeTrust Bancshares, Inc.	927	24

Hope Bancorp, Inc.	5,109	61

Horace Mann Educators Corp.	4,419	165

Houlihan Lokey, Inc.	665	24

Independent Bank Corp.	1,779	125

International Bancshares Corp.	6,208	214

INTL FCStone, Inc. (a)	1,627	59

Investment Technology Group, Inc.	4,747	144

Investors Bancorp, Inc.	5,025	52

Kearny Financial Corp.	5,283	68

Kemper Corp.	4,330	287

Lakeland Financial Corp.	903	36

LegacyTexas Financial Group, Inc.	1,616	52

MB Financial, Inc.	2,642	105

MBIA, Inc. (a)	68,725	613

Mercury General Corp.	2,971	154

MGIC Investment Corp. (a)	5,324	56

Moelis & Co. ‘A’	1,135	39

Morningstar, Inc.	614	67

National Bank Holdings Corp. ‘A’	4,820	149

National General Holdings Corp.	2,208	53

National Western Life Group, Inc. ‘A’	212	64

Navigators Group, Inc.	1,711	119

NBT Bancorp, Inc.	5,065	175

Nelnet, Inc. ‘A’	4,870	255

Northfield Bancorp, Inc.	4,807	65

Northwest Bancshares, Inc.	19,222	326

Ocwen Financial Corp. (a)	60,020	80

Old National Bancorp	17,313	267

Oppenheimer Holdings, Inc. ‘A’	3,582	91

Opus Bank	2,425	47

Oritani Financial Corp.	9,404	139

Park National Corp.	1,888	160

Piper Jaffray Cos.	2,215	146

PRA Group, Inc. (a)	7,408	180

ProAssurance Corp.	12,007	487

Provident Financial Services, Inc.	7,915	191

Radian Group, Inc.	2,209	36

Regional Management Corp. (a)	3,646	88

Renasant Corp.	3,083	93

RLI Corp.	2,111	146

S&T Bancorp, Inc.	2,859	108

Safety Insurance Group, Inc.	1,302	106

Sandy Spring Bancorp, Inc.	2,395	75

Selective Insurance Group, Inc.	3,757	229

Simmons First National Corp. ‘A’	3,843	93

South State Corp.	1,390	83

State Bank Financial Corp.	2,057	44

Stewart Information Services Corp.	1,868	77

Stifel Financial Corp.	2,712	112

TCF Financial Corp.	13,321	260

Tompkins Financial Corp.	813	61

Towne Bank	3,742	90

TriCo Bancshares	1,066	36

TrustCo Bank Corp.	14,142	97

Trustmark Corp.	8,964	255

UMB Financial Corp.	2,445	149

Union Bankshares Corp.	3,913	110

United Bankshares, Inc.	5,744	179

United Community Banks, Inc.	3,901	84

United Financial Bancorp, Inc.	5,128	75

	SHARES	MARKET VALUE (000S)

United Fire Group, Inc.	1,900	$105

Universal Insurance Holdings, Inc.	2,525	96

Valley National Bancorp	16,402	146

Virtus Investment Partners, Inc.	873	69

Waddell & Reed Financial, Inc. ‘A’	38,283	692

Walker & Dunlop, Inc.	2,425	105

Washington Federal, Inc.	14,962	400

Washington Trust Bancorp, Inc.	528	25

Waterstone Financial, Inc.	3,067	51

WesBanco, Inc.	3,957	145

Westamerica Bancorporation	2,487	138

WisdomTree Investments, Inc.	2,469	16

World Acceptance Corp. (a)	3,276	335

WSFS Financial Corp.	1,707	65

		20,330

HEALTH CARE 5.9%

Acadia Healthcare Co., Inc. (a)	14,673	377

Acorda Therapeutics, Inc. (a)	7,899	123

Akorn, Inc. (a)	16,681	57

Allscripts Healthcare Solutions, Inc. (a)	25,743	248

AMAG Pharmaceuticals, Inc. (a)	15,171	230

Amedisys, Inc. (a)	3,015	353

Amicus Therapeutics, Inc. (a)	2,853	27

AMN Healthcare Services, Inc. (a)	3,824	217

Amneal Pharmaceuticals, Inc. (a)	6,868	93

Amphastar Pharmaceuticals, Inc. (a)	1,035	21

AngioDynamics, Inc. (a)	8,339	168

Anika Therapeutics, Inc. (a)	430	14

Assertio Therapeutics, Inc. (a)	23,881	86

Avanos Medical, Inc. (a)	4,676	209

BioScrip, Inc. (a)	22,386	80

Cambrex Corp. (a)	2,129	80

Cantel Medical Corp.	231	17

Civitas Solutions, Inc. (a)	3,159	55

Computer Programs & Systems, Inc.	2,705	68

CONMED Corp.	3,778	243

Diplomat Pharmacy, Inc. (a)	4,767	64

Emergent BioSolutions, Inc. (a)	4,159	247

Enanta Pharmaceuticals, Inc. (a)	706	50

Ensign Group, Inc.	4,785	186

Haemonetics Corp. (a)	1,056	106

HMS Holdings Corp. (a)	5,937	167

Horizon Pharma PLC (a)	15,905	311

Integer Holdings Corp. (a)	3,945	301

Invacare Corp.	10,309	44

Lannett Co., Inc. (a)	5,408	27

Lantheus Holdings, Inc. (a)	1,162	18

LHC Group, Inc. (a)	2,565	241

Ligand Pharmaceuticals, Inc. (a)	423	57

Luminex Corp.	3,684	85

Magellan Health, Inc. (a)	4,265	243

Medicines Co. (a)	3,341	64

Medidata Solutions, Inc. (a)	278	19

Medpace Holdings, Inc. (a)	1,207	64

Meridian Bioscience, Inc.	7,829	136

Merit Medical Systems, Inc. (a)	2,256	126

Myriad Genetics, Inc. (a)	18,998	552

National HealthCare Corp.	2,358	185

Natus Medical, Inc. (a)	3,562	121

Neogen Corp. (a)	1,592	91

NextGen Healthcare, Inc. (a)	10,226	155

NuVasive, Inc. (a)	4,428	219

	SHARES	MARKET VALUE (000S)

NxStage Medical, Inc. (a)	1,391	$40

Omnicell, Inc. (a)	1,387	85

OPKO Health, Inc. (a)	38,990	117

OraSure Technologies, Inc. (a)	1,205	14

Orthofix Medical, Inc. (a)	2,887	152

Owens & Minor, Inc.	40,485	256

PDL BioPharma, Inc. (a)	98,745	286

Prestige Consumer Healthcare, Inc. (a)	6,482	200

Providence Service Corp. (a)	1,793	108

Quidel Corp. (a)	1,339	65

Quorum Health Corp. (a)	15,697	45

R1 RCM, Inc. (a)	11,793	94

RadNet, Inc. (a)	9,833	100

Retrophin, Inc. (a)	740	17

Select Medical Holdings Corp. (a)	25,995	399

Spectrum Pharmaceuticals, Inc. (a)	3,781	33

SurModics, Inc. (a)	545	26

Syneos Health, Inc. (a)	885	35

Tivity Health, Inc. (a)	2,984	74

U.S. Physical Therapy, Inc.	1,183	121

Varex Imaging Corp. (a)	3,753	89

		9,001

INDUSTRIALS 16.8%

AAR Corp.	4,929	184

ABM Industries, Inc.	5,068	163

ACCO Brands Corp.	13,434	91

Actuant Corp. ‘A’	13,194	277

Advanced Disposal Services, Inc. (a)	6,784	162

Advanced Drainage Systems, Inc.	1,696	41

Aegion Corp. (a)	5,376	88

Aerojet Rocketdyne Holdings, Inc. (a)	1,169	41

Aerovironment, Inc. (a)	1,045	71

Air Transport Services Group, Inc. (a)	4,177	95

Aircastle Ltd.	19,262	332

Alamo Group, Inc.	592	46

Albany International Corp. ‘A’	1,784	111

Allegiant Travel Co.	2,106	211

Altra Industrial Motion Corp.	793	20

American Woodmark Corp. (a)	766	43

Apogee Enterprises, Inc.	2,231	67

Applied Industrial Technologies, Inc.	4,646	251

ArcBest Corp.	5,146	176

Armstrong Flooring, Inc. (a)	8,811	104

Armstrong World Industries, Inc.	6,946	404

ASGN, Inc. (a)	1,522	83

Astec Industries, Inc.	2,214	67

Astronics Corp. (a)	1,722	52

Atkore International Group, Inc. (a)	8,194	163

Atlas Air Worldwide Holdings, Inc. (a)	4,660	197

Axon Enterprise, Inc. (a)	950	42

AZZ, Inc.	2,089	84

Babcock & Wilcox Enterprises, Inc. (a)	49,306	19

Barnes Group, Inc.	3,743	201

Beacon Roofing Supply, Inc. (a)	1,770	56

BlueLinx Holdings, Inc. (a)	2,505	62

BMC Stock Holdings, Inc. (a)	5,888	91

Brady Corp. ‘A’	6,740	293

Briggs & Stratton Corp.	10,759	141

Brink’s Co.	915	59

Builders FirstSource, Inc. (a)	11,659	127

CAI International, Inc. (a)	4,775	111

60	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

	SHARES	MARKET VALUE (000S)

Casella Waste Systems, Inc. ‘A’ (a)	4,006	$114

CBIZ, Inc. (a)	5,619	111

Chart Industries, Inc. (a)	3,053	199

Civeo Corp. (a)	35,736	51

Clean Harbors, Inc. (a)	6,803	336

Columbus McKinnon Corp.	602	18

Comfort Systems USA, Inc.	3,018	132

Continental Building Products, Inc. (a)	2,865	73

Covanta Holding Corp.	24,419	328

Covenant Transportation Group, Inc. ‘A’ (a)	1,343	26

CRA International, Inc.	1,005	43

Cubic Corp.	1,905	102

Deluxe Corp.	6,695	257

Douglas Dynamics, Inc.	1,745	63

DXP Enterprises, Inc. (a)	569	16

Dycom Industries, Inc. (a)	1,850	100

Echo Global Logistics, Inc. (a)	2,767	56

Encore Wire Corp.	1,610	81

EnerSys	5,308	412

Ennis, Inc.	4,754	92

EnPro Industries, Inc.	1,087	65

ESCO Technologies, Inc.	1,861	123

Essendant, Inc.	19,109	240

Esterline Technologies Corp. (a)	4,567	555

Exponent, Inc.	3,294	167

Federal Signal Corp.	5,516	110

Forward Air Corp.	1,455	80

Franklin Electric Co., Inc.	2,512	108

FTI Consulting, Inc. (a)	6,730	448

GATX Corp.	9,747	690

Generac Holdings, Inc. (a)	10,170	505

Gibraltar Industries, Inc. (a)	1,963	70

Global Brass & Copper Holdings, Inc.	3,378	85

GMS, Inc. (a)	5,815	86

Granite Construction, Inc.	2,315	93

Greenbrier Cos., Inc.	5,474	216

Griffon Corp.	11,217	117

H&E Equipment Services, Inc.	8,487	173

Harsco Corp. (a)	9,646	192

Hawaiian Holdings, Inc.	7,608	201

HC2 Holdings, Inc. (a)	11,301	30

Healthcare Services Group, Inc.	1,675	67

Heartland Express, Inc.	3,853	71

Heidrick & Struggles International, Inc.	5,431	169

Herc Holdings, Inc. (a)	3,521	92

Herman Miller, Inc.	7,580	229

Hillenbrand, Inc.	5,242	199

HNI Corp.	7,966	282

Hub Group, Inc. ‘A’ (a)	2,575	95

Huron Consulting Group, Inc. (a)	3,719	191

Hyster-Yale Materials Handling, Inc.	1,228	76

ICF International, Inc.	3,657	237

InnerWorkings, Inc. (a)	11,971	45

Insperity, Inc.	2,711	253

Interface, Inc.	6,658	95

JELD-WEN Holding, Inc. (a)	1,854	26

John Bean Technologies Corp.	781	56

Kadant, Inc.	546	44

Kaman Corp.	3,728	209

KBR, Inc.	9,034	137

Kelly Services, Inc. ‘A’	10,526	216

Kennametal, Inc.	5,199	173

	SHARES	MARKET VALUE (000S)

Kforce, Inc.	7,416	$229

Knoll, Inc.	6,228	103

Korn/Ferry International	4,959	196

Lindsay Corp.	1,437	138

LSC Communications, Inc.	21,442	150

Marten Transport Ltd.	3,570	58

Masonite International Corp. (a)	1,414	63

MasTec, Inc. (a)	2,081	84

Matson, Inc.	5,226	167

Matthews International Corp. ‘A’	2,136	87

McGrath RentCorp	4,173	215

Meritor, Inc. (a)	6,565	111

Milacron Holdings Corp. (a)	7,957	95

Mobile Mini, Inc.	5,137	163

Moog, Inc. ‘A’	6,705	519

MRC Global, Inc. (a)	13,288	163

MSA Safety, Inc.	2,595	245

Mueller Industries, Inc.	10,184	238

Mueller Water Products, Inc. ‘A’	9,656	88

MYR Group, Inc. (a)	2,659	75

National Presto Industries, Inc.	900	105

Navigant Consulting, Inc.	8,414	202

Navistar International Corp. (a)	425	11

NCI Building Systems, Inc. (a)	2,596	19

NOW, Inc. (a)	8,884	103

Primoris Services Corp.	3,131	60

Proto Labs, Inc. (a)	1,068	120

Quad/Graphics, Inc.	12,835	158

Quanex Building Products Corp.	3,193	43

Raven Industries, Inc.	1,210	44

RBC Bearings, Inc. (a)	791	104

Regal Beloit Corp.	5,525	387

Resources Connection, Inc.	9,898	141

Rexnord Corp. (a)	14,346	329

RR Donnelley & Sons Co.	62,637	248

Rush Enterprises, Inc. ‘A’	4,637	160

Saia, Inc. (a)	2,573	144

Simpson Manufacturing Co., Inc.	4,162	225

SiteOne Landscape Supply, Inc. (a)	2,660	147

SkyWest, Inc.	9,131	406

SP Plus Corp. (a)	518	15

Spirit Airlines, Inc. (a)	8,745	507

SPX Corp. (a)	1,426	40

SPX FLOW, Inc. (a)	7,515	229

Standex International Corp.	1,045	70

Steelcase, Inc. ‘A’	22,126	328

Sun Hydraulics Corp.	798	26

Sunrun, Inc. (a)	5,843	64

Team, Inc. (a)	960	14

Tennant Co.	1,812	94

Terex Corp.	11,303	312

Tetra Tech, Inc.	3,504	181

Textainer Group Holdings Ltd. (a)	10,714	107

Thermon Group Holdings, Inc. (a)	4,007	81

Timken Co.	1,030	38

Titan Machinery, Inc. (a)	8,311	109

Trex Co., Inc. (a)	1,777	105

TriMas Corp. (a)	3,743	102

TriNet Group, Inc. (a)	1,540	65

Triumph Group, Inc.	11,889	137

TrueBlue, Inc. (a)	5,813	129

Tutor Perini Corp. (a)	6,072	97

UniFirst Corp.	1,325	190

Univar, Inc. (a)	9,455	168

Universal Forest Products, Inc.	3,843	100

	SHARES	MARKET VALUE (000S)

Valmont Industries, Inc.	3,085	$342

Vectrus, Inc. (a)	1,464	32

Veritiv Corp. (a)	6,604	165

Viad Corp.	1,332	67

Wabash National Corp.	8,099	106

Watts Water Technologies, Inc. ‘A’	2,802	181

Welbilt, Inc. (a)	10,479	116

Werner Enterprises, Inc.	5,373	159

Wesco Aircraft Holdings, Inc. (a)	10,970	87

YRC Worldwide, Inc. (a)	20,796	66

		25,724

INFORMATION TECHNOLOGY 10.5%

2U, Inc. (a)	536	27

3D Systems Corp. (a)	1,659	17

8x8, Inc. (a)	912	16

ACI Worldwide, Inc. (a)	10,696	296

ADTRAN, Inc.	13,468	145

Advanced Energy Industries, Inc. (a)	1,611	69

Ambarella, Inc. (a)	1,581	55

Amkor Technology, Inc. (a)	23,150	152

Anixter International, Inc. (a)	6,463	351

Avid Technology, Inc. (a)	11,430	54

AVX Corp.	6,495	99

Badger Meter, Inc.	1,635	81

Belden, Inc.	3,857	161

Benchmark Electronics, Inc.	9,103	193

Bottomline Technologies de, Inc. (a)	2,522	121

Brooks Automation, Inc.	5,009	131

Cabot Microelectronics Corp.	2,763	263

CACI International, Inc. ‘A’ (a)	1,909	275

Calix, Inc. (a)	2,552	25

Ciena Corp. (a)	10,404	353

Cirrus Logic, Inc. (a)	5,495	182

Coherent, Inc. (a)	283	30

CommVault Systems, Inc. (a)	3,086	182

Comtech Telecommunications Corp.	10,473	255

CoreLogic, Inc. (a)	6,746	225

Cray, Inc. (a)	6,336	137

Cree, Inc. (a)	8,313	356

CSG Systems International, Inc.	5,198	165

CTS Corp.	3,152	82

Diebold Nixdorf, Inc.	21,316	53

Digi International, Inc. (a)	3,538	36

Diodes, Inc. (a)	4,332	140

Eastman Kodak Co. (a)	13,691	35

Ebix, Inc.	1,385	59

Electro Scientific Industries, Inc. (a)	2,074	62

Electronics For Imaging, Inc. (a)	6,658	165

Ellie Mae, Inc. (a)	487	31

Envestnet, Inc. (a)	2,156	106

ePlus, Inc. (a)	1,785	127

Everi Holdings, Inc. (a)	3,979	21

ExlService Holdings, Inc. (a)	1,846	97

Extreme Networks, Inc. (a)	4,636	28

FARO Technologies, Inc. (a)	2,365	96

Finisar Corp. (a)	7,369	159

FireEye, Inc. (a)	7,513	122

Fitbit, Inc. ‘A’ (a)	42,738	212

GTT Communications, Inc. (a)	402	10

Harmonic, Inc. (a)	28,600	135

II-VI, Inc. (a)	3,044	99

Infinera Corp. (a)	12,418	50

Insight Enterprises, Inc. (a)	9,627	392

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	61

Schedule of Investments PIMCO RAE US Small Fund (Cont.)

	SHARES	MARKET VALUE (000S)

Integrated Device Technology, Inc. (a)	5,742	$278

InterDigital, Inc.	3,679	244

Internap Corp. (a)	2,751	11

Itron, Inc. (a)	2,964	140

j2 Global, Inc.	1,995	138

KEMET Corp.	2,768	49

Knowles Corp. (a)	15,879	211

Lattice Semiconductor Corp. (a)	2,321	16

LiveRamp Holdings, Inc. (a)	4,248	164

Lumentum Holdings, Inc. (a)	1,082	45

Manhattan Associates, Inc. (a)	5,390	228

ManTech International Corp. ‘A’	3,738	196

Methode Electronics, Inc.	2,962	69

MicroStrategy, Inc. ‘A’ (a)	1,215	155

MoneyGram International, Inc. (a)	18,471	37

Monotype Imaging Holdings, Inc.	3,913	61

MTS Systems Corp.	2,105	85

NCR Corp. (a)	4,093	95

NETGEAR, Inc. (a)	4,186	218

NetScout Systems, Inc. (a)	15,738	372

NIC, Inc.	5,819	73

Novanta, Inc. (a)	1,607	101

OSI Systems, Inc. (a)	1,830	134

Park Electrochemical Corp.	5,499	99

PC Connection, Inc.	521	16

PCM, Inc. (a)	1,064	19

Pegasystems, Inc.	507	24

Perficient, Inc. (a)	4,357	97

Photronics, Inc. (a)	19,092	185

Plantronics, Inc.	6,169	204

Plexus Corp. (a)	3,630	185

Power Integrations, Inc.	1,530	93

Presidio, Inc.	5,952	78

Progress Software Corp.	9,397	334

Qualys, Inc. (a)	1,250	93

Rambus, Inc. (a)	8,846	68

Rogers Corp. (a)	1,135	112

Rubicon Project, Inc. (a)	6,849	26

Rudolph Technologies, Inc. (a)	2,952	60

Sanmina Corp. (a)	13,229	318

ScanSource, Inc. (a)	4,996	172

Science Applications International Corp.	3,718	237

Semtech Corp. (a)	3,437	158

Silicon Laboratories, Inc. (a)	665	52

Stratasys Ltd. (a)	4,954	89

Sykes Enterprises, Inc. (a)	6,236	154

Synaptics, Inc. (a)	6,455	240

Synchronoss Technologies, Inc. (a)	3,933	24

SYNNEX Corp.	4,772	386

Tech Data Corp. (a)	7,550	618

TiVo Corp.	26,848	253

TTEC Holdings, Inc.	1,727	49

TTM Technologies, Inc. (a)	12,340	120

Unisys Corp. (a)	30,676	357

Veeco Instruments, Inc. (a)	4,773	35

Verint Systems, Inc. (a)	8,025	340

Versum Materials, Inc.	576	16

ViaSat, Inc. (a)	1,704	100

Viavi Solutions, Inc. (a)	7,859	79

Virtusa Corp. (a)	2,933	125

Vishay Intertechnology, Inc.	24,221	436

Xperi Corp.	11,200	206

		16,110

	SHARES	MARKET VALUE (000S)
MATERIALS 5.2%

A Schulman, Inc. «	1,831	$3

AdvanSix, Inc. (a)	4,093	100

AK Steel Holding Corp. (a)	19,706	44

Allegheny Technologies, Inc. (a)	5,831	127

Boise Cascade Co.	4,098	98

Cabot Corp.	1,456	63

Carpenter Technology Corp.	4,741	169

Clearwater Paper Corp. (a)	9,768	238

Cleveland-Cliffs, Inc. (a)	51,788	398

Commercial Metals Co.	19,628	314

Compass Minerals International, Inc.	3,006	125

Ferro Corp. (a)	3,730	58

Flotek Industries, Inc. (a)	6,883	7

FutureFuel Corp.	4,316	68

GCP Applied Technologies, Inc. (a)	7,048	173

Gold Resource Corp.	7,468	30

Graphic Packaging Holding Co.	10,734	114

Greif, Inc. ‘A’	5,816	216

Haynes International, Inc.	633	17

HB Fuller Co.	5,007	214

Hecla Mining Co.	18,001	42

Ingevity Corp. (a)	1,744	146

Innophos Holdings, Inc.	6,025	148

Innospec, Inc.	1,942	120

Kaiser Aluminum Corp.	2,062	184

Koppers Holdings, Inc. (a)	2,990	51

Kraton Corp. (a)	2,460	54

Louisiana-Pacific Corp.	2,741	61

LSB Industries, Inc. (a)	5,179	29

Materion Corp.	2,751	124

Minerals Technologies, Inc.	2,242	115

Myers Industries, Inc.	5,566	84

Neenah Paper, Inc.	1,343	79

Olin Corp.	2,747	55

Olympic Steel, Inc.	1,132	16

OMNOVA Solutions, Inc. (a)	3,682	27

Owens-Illinois, Inc. (a)	37,746	651

PH Glatfelter Co.	9,034	88

Platform Specialty Products Corp. (a)	37,632	389

PolyOne Corp.	11,945	342

Quaker Chemical Corp.	687	122

Rayonier Advanced Materials, Inc.	7,311	78

Ryerson Holding Corp. (a)	10,815	69

Schnitzer Steel Industries, Inc. ‘A’	2,606	56

Schweitzer-Mauduit International, Inc.	4,744	119

Scotts Miracle-Gro Co.	336	21

Sensient Technologies Corp.	5,503	307

Silgan Holdings, Inc.	17,653	417

Stepan Co.	1,527	113

Summit Materials, Inc. ‘A’ (a)	7,931	98

SunCoke Energy, Inc. (a)	12,763	109

Tahoe Resources, Inc. (a)	85,406	312

TimkenSteel Corp. (a)	3,525	31

Tredegar Corp.	2,018	32

Trinseo S.A.	2,537	116

Tronox Ltd. ‘A’	15,269	119

Verso Corp. (a)	11,194	251

Warrior Met Coal, Inc.	1,470	35

Worthington Industries, Inc.	4,456	155

		7,941

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.5%

Alexander & Baldwin, Inc.	6,249	$115

HFF, Inc. ‘A’	3,343	111

Kennedy-Wilson Holdings, Inc.	6,790	124

New York REIT, Inc.	4,082	57

Rafael Holdings, Inc. ‘B’ (a)	1,015	8

Realogy Holdings Corp.	20,860	306

St. Joe Co. (a)	5,464	72

		793

UTILITIES 4.2%

ALLETE, Inc.	3,942	300

American States Water Co.	3,658	245

Atlantic Power Corp. (a)	8,032	17

Avista Corp.	13,165	559

Black Hills Corp.	5,491	345

California Water Service Group	4,803	229

Chesapeake Utilities Corp.	1,372	112

Clearway Energy, Inc. ‘C’	8,845	153

El Paso Electric Co.	8,226	412

MGE Energy, Inc.	3,789	227

New Jersey Resources Corp.	2,792	128

Northwest Natural Holding Co.	4,656	281

NorthWestern Corp.	9,440	561

ONE Gas, Inc.	4,366	348

Ormat Technologies, Inc.	1,928	101

Otter Tail Corp.	6,270	311

Pattern Energy Group, Inc. ‘A’	8,962	167

PNM Resources, Inc.	14,726	605

SJW Group	1,778	99

South Jersey Industries, Inc.	7,056	196

Southwest Gas Holdings, Inc.	7,137	546

Spire, Inc.	3,586	266

TerraForm Power, Inc.	10,072	113

Unitil Corp.	2,946	149

		6,470

Total Common Stocks (Cost $134,741)		131,674

REAL ESTATE INVESTMENT TRUSTS 13.8%

UNITED STATES 13.8%

FINANCIALS 3.1%

AG Mortgage Investment Trust, Inc.	7,782	124

Anworth Mortgage Asset Corp.	34,398	139

Apollo Commercial Real Estate Finance, Inc.	9,995	166

Arbor Realty Trust, Inc.	1,446	15

Ares Commercial Real Estate Corp.	6,383	83

ARMOUR Residential REIT, Inc.	1,927	39

Blackstone Mortgage Trust, Inc. ‘A’	9,063	289

Capstead Mortgage Corp.	45,055	301

Dynex Capital, Inc.	27,138	155

Exantas Capital Corp.	14,644	147

Invesco Mortgage Capital, Inc.	29,729	430

Ladder Capital Corp.	11,430	177

MFA Financial, Inc.	97,975	654

New York Mortgage Trust, Inc.	45,289	267

PennyMac Mortgage Investment Trust	29,107	542

Ready Capital Corp.	1,227	17

Redwood Trust, Inc.	22,538	340

TPG RE Finance Trust, Inc.	3,981	73

62	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

	SHARES	MARKET VALUE (000S)

Two Harbors Investment Corp.	45,138	$580

Western Asset Mortgage Capital Corp.	16,244	135

		4,673

REAL ESTATE 10.7%

Acadia Realty Trust	4,087	97

Agree Realty Corp.	346	20

Alexander’s, Inc.	103	31

American Assets Trust, Inc.	3,854	155

Apple Hospitality REIT, Inc.	2,578	37

Ashford Hospitality Trust, Inc.	38,440	154

Braemar Hotels & Resorts, Inc.	9,541	85

Brandywine Realty Trust	28,018	361

CareTrust REIT, Inc.	4,632	85

CBL & Associates Properties, Inc.	169,201	325

Cedar Realty Trust, Inc.	23,832	75

Chatham Lodging Trust	6,033	107

Chesapeake Lodging Trust	10,003	244

Columbia Property Trust, Inc.	38,322	742

CorEnergy Infrastructure Trust, Inc.	1,451	48

CorePoint Lodging, Inc.	6,152	75

Corporate Office Properties Trust	10,191	214

Cousins Properties, Inc.	6,976	55

DiamondRock Hospitality Co.	35,970	327

EastGroup Properties, Inc.	1,931	177

Empire State Realty Trust, Inc. ‘A’	6,926	99

Equity Commonwealth	14,056	422

First Industrial Realty Trust, Inc.	4,823	139

Four Corners Property Trust, Inc.	801	21

Franklin Street Properties Corp.	28,086	175

GEO Group, Inc.	20,203	398

Getty Realty Corp.	3,284	97

Global Net Lease, Inc.	7,465	132

Government Properties Income Trust	16,498	113

Healthcare Realty Trust, Inc.	7,198	205

Hersha Hospitality Trust	11,233	197

	SHARES	MARKET VALUE (000S)

Independence Realty Trust, Inc.	2,128	$20

Industrial Logistics Properties Trust	7,074	139

InfraREIT, Inc.	5,282	111

Investors Real Estate Trust	3,320	163

iStar Inc.	9,131	84

Kite Realty Group Trust	15,576	219

Lexington Realty Trust	42,871	352

Life Storage, Inc.	1,092	102

LTC Properties, Inc.	3,071	128

Mack-Cali Realty Corp.	12,610	247

Monmouth Real Estate Investment Corp.	2,531	31

National Health Investors, Inc.	2,006	152

National Storage Affiliates Trust	2,354	62

New Senior Investment Group, Inc.	42,357	175

NorthStar Realty Europe Corp.	7,339	107

Outfront Media, Inc.	29,175	529

Paramount Group, Inc.	23,597	296

Pebblebrook Hotel Trust	24,741	700

Pennsylvania Real Estate Investment Trust	20,450	121

Physicians Realty Trust	6,282	101

Piedmont Office Realty Trust, Inc. ‘A’	34,199	583

Potlatch Corp.	2,661	84

Preferred Apartment Communities, Inc. ‘A’	5,855	82

PS Business Parks, Inc.	1,495	196

QTS Realty Trust, Inc. ‘A’	2,739	101

Rayonier, Inc.	654	18

Retail Opportunity Investments Corp.	8,154	129

Retail Properties of America, Inc. ‘A’	54,317	589

Rexford Industrial Realty, Inc.	1,373	40

RLJ Lodging Trust	27,068	444

RPT Realty	16,123	193

Ryman Hospitality Properties, Inc.	1,793	120

Sabra Health Care REIT, Inc.	7,127	117

Select Income REIT	14,077	104

Seritage Growth Properties ‘A’	3,144	102

SITE Centers Corp.	24,770	274

	SHARES	MARKET VALUE (000S)

Spirit MTA REIT	1,262	$9

Spirit Realty Capital, Inc.	7,534	266

STAG Industrial, Inc.	4,596	114

Summit Hotel Properties, Inc.	7,027	68

Sunstone Hotel Investors, Inc.	25,372	330

Tanger Factory Outlet Centers, Inc.	9,312	188

Taubman Centers, Inc.	6,593	300

Terreno Realty Corp.	2,002	70

Tier REIT, Inc.	10,670	220

Uniti Group, Inc.	32,512	506

Urban Edge Properties	5,004	83

Urstadt Biddle Properties, Inc. ‘A’	1,622	31

Washington Prime Group, Inc.	126,890	617

Washington Real Estate Investment Trust	8,142	187

Weingarten Realty Investors	10,876	270

Whitestone REIT	4,428	54

Xenia Hotels & Resorts, Inc.	35,152	605

		16,345

Total Real Estate Investment Trusts (Cost $24,450)		21,018

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (b) 0.5%

		836

Total Short-Term Instruments (Cost $836)		836

Total Investments in Securities (Cost $160,027)		153,528

Total Investments 100.5% (Cost $160,027)		$153,528

Other Assets and Liabilities, net (0.5)%		(838)

Net Assets 100.0%		$152,690

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security did not produce income within the last twelve months.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$836	U.S. Treasury Notes 2.875% due 09/30/2023	$(858)	$836	$836

Total Repurchase Agreements						$(858)	$836	$836

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	63

Schedule of Investments PIMCO RAE US Small Fund (Cont.)

December 31, 2018 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$836	$0	$0	$836	$(858)	$(22)

Total Borrowings and Other Financing Transactions	$836	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Common Stocks
United States
Communication Services	$5,881	$0	$0	$5,881
Consumer Discretionary	28,205	0	0	28,205
Consumer Staples	6,535	0	0	6,535
Energy	4,684	0	0	4,684
Financials	20,330	0	0	20,330
Health Care	9,001	0	0	9,001
Industrials	25,724	0	0	25,724
Information Technology	16,110	0	0	16,110

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Materials	$7,938	$0	$3	$7,941
Real Estate	736	57	0	793
Utilities	6,470	0	0	6,470
Real Estate Investment Trusts
United States
Financials	4,673	0	0	4,673
Real Estate	16,345	0	0	16,345
Short-Term Instruments
Repurchase Agreements	0	836	0	836

Total Investments	$152,632	$893	$3	$153,528

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

64	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements

December 31, 2018 (Unaudited)

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3 and Class A shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser for the Funds. PIMCO and Research Affiliates have also engaged Parametric Portfolio Associates, LLC (“Parametric”) to implement all or a portion of each Fund’s investment strategies. The PIMCO RAE Global Fund may invest substantially all of its assets in Institutional Class shares of the PIMCO RAE US Fund, PIMCO RAE International Fund (“International Fund”) and PIMCO RAE Emerging Markets Fund (“Emerging Markets Fund”) (collectively, “Underlying Funds”), and equity securities that are eligible investments for the Underlying Funds. The PIMCO RAE Global ex-US Fund may invest substantially all of its assets in Institutional Class shares of the International Fund and Emerging Markets Fund, equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The PIMCO RAE Global Fund and PIMCO RAE Global ex-US Fund may invest in other affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (together with the Underlying Funds, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in

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Notes to Financial Statements (Cont.)

foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO RAE Emerging Markets Fund	Annually	Annually

PIMCO RAE Global Fund	Annually	Annually

PIMCO RAE Global ex-US Fund	Annually	Annually

PIMCO RAE International Fund	Annually	Annually

PIMCO RAE US Fund	Annually	Annually

PIMCO RAE US Small Fund	Annually	Annually

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the

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Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements. Prior distributions for the period ended June 30, 2018, before these amendments became effective, were presented as follows (amounts in thousands†):

	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Distributions to Shareholders:

From net investment income

Institutional Class	$(31,636)	$(16,750)	$(3,011)	$(12,799)	$(12,630)	$(1,435)

Class I-2	(260)	(148)	(16)	(122)	(156)	(60)

Class A	(75)	(41)	(29)	(61)	(143)	(99)

Class C	(29)	(61)	(47)	(20)	(71)	(6)

From net realized capital gains

Institutional Class	(112,594)	(9,742)	0	(302)	(24,086)	(3,201)

Class I-2	(999)	(87)	0	(3)	(312)	(137)

Class A	(286)	(26)	0	(1)	(304)	(272)

Class C	(137)	(40)	0	(1)	(196)	(23)

Total Distributions from Net Investment Income and/or Net Realized Capital Gains	$(146,016)	$(26,895)	$(3,103)	$(13,309)	$(37,898)	$(5,233)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign

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Notes to Financial Statements (Cont.)

exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a

Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. The Adviser may consult with the Sub-Adviser or Parametric in providing such recommendations or otherwise with respect to valuation of the PIMCO Dividend and Income Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for

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determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last

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Notes to Financial Statements (Cont.)

reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The PIMCO RAE Global Fund may invest substantially all or a significant portion of its assets in Acquired Funds and equity securities that are eligible investments for the Underlying Funds. The PIMCO RAE Global ex-US Fund may invest substantially all of its assets in Acquired Funds (except the PIMCO RAE US Fund), equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The Underlying Funds are considered to be affiliated with the PIMCO RAE Global Fund and PIMCO RAE Global ex-US Fund.

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2018 (amounts in thousands†):

PIMCO RAE Global Fund
Underlying PIMCO Funds	Market Value 06/30/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Emerging Markets Fund	$43,001	$15,881	$(12,168)	$557	$(6,929)	$40,342	$1,477	$2,685

PIMCO RAE International Fund	161,744	47,341	(47,421)	3,374	(27,500)	137,538	4,441	3,553

PIMCO RAE US Fund	161,300	50,827	(47,481)	1,814	(23,147)	143,313	4,179	5,419

Totals	$366,045	$114,049	$(107,070)	$5,745	$(57,576)	$321,193	$10,097	$11,657

PIMCO RAE Global ex-US Fund
Underlying PIMCO Funds	Market Value 06/30/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Emerging Markets Fund	$16,805	$3,780	$(1,144)	$(240)	$(2,472)	$16,729	$594	$1,057

PIMCO RAE International Fund	63,164	8,690	(4,558)	(209)	(10,078)	57,009	1,792	1,403

Totals	$79,969	$12,470	$(5,702)	$(449)	$(12,550)	$73,738	$2,386	$2,460

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized

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Notes to Financial Statements (Cont.)

appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

New/Small Fund			X

Allocation		X	X

Acquired Fund		X	X

Equity	X	X	X	X	X	X

Value Investing	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X

Emerging Markets	X	X	X	X

Issuer Non-Diversification	X

Market	X	X	X	X	X	X

Issuer	X	X	X	X	X	X

Credit	X	X	X	X	X	X

Distressed Company		X	X			X

Currency	X	X	X	X

Real Estate	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X

Leveraging	X	X	X	X	X	X

Management	X	X	X	X	X	X

Small Company		X	X			X

Derivatives	X	X	X	X	X	X

Model	X	X	X	X	X	X

The principal risks of investing in a Fund include risks from direct investments and/or for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New/Small Fund Risk  is the risk that a new or smaller Fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

72	PIMCO EQUITY SERIES

December 31, 2018 (Unaudited)

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by the Sub-Adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer than funds that are “diversified”.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Credit Risk  is the risk that a Fund could lose money if the counterparty to a derivative contract is unable or unwilling to meet its financial obligations.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of market, issuer and liquidity risks. Distressed companies may be engaged in restructurings or bankruptcy proceedings, which may cause the value of their securities to fluctuate rapidly or unpredictably.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject a Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by the Sub-Adviser will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Sub-Adviser and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Small Company Risk  is the risk that the value of equity securities issued by small companies, ranked by fundamental size as determined by the Sub-Adviser, may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage,

SEMIANNUAL REPORT	DECEMBER 31, 2018	73

Notes to Financial Statements (Cont.)

liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors and may result in a decline in the value of an investment in a Fund.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial

74	PIMCO EQUITY SERIES

December 31, 2018 (Unaudited)

margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Class A	Class C
PIMCO RAE Emerging Markets Fund(1)	0.50%	0.45%	0.55%	N/A		0.55%	0.55%~
PIMCO RAE Global Fund(1)	0.40%	0.30%	0.40%	N/A		0.40%	0.40%~
PIMCO RAE Global ex-US Fund(1)	0.40%	0.35%	0.45%	N/A		0.45%	0.45%~
PIMCO RAE International Fund(2)	0.30%	0.30%	0.40%	N/A		0.40%	0.40%~
PIMCO RAE US Fund(2)	0.25%	0.25%	0.35%	0.45%	*(3)	0.40%	0.40%~
PIMCO RAE US Small Fund(2)	0.35%	0.25%	0.35%	N/A		0.40%	0.40%~

~	This share class was liquidated during the reporting period.
*	This particular share class has been registered with the SEC, but has not yet launched.
(1)	PIMCO has contractually agreed, through October 31, 2019, to reduce its Investment Advisory Fee by 0.20% of the average daily net assets of the Fund.
(2)	PIMCO has contractually agreed, through October 31, 2019, to reduce its Investment Advisory Fee by 0.10% of the average daily net assets of the Fund.
(3)

PIMCO has contractually agreed, through October 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with personal services rendered to Class A shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A shares. For the period ended

SEMIANNUAL REPORT	DECEMBER 31, 2018	75

Notes to Financial Statements (Cont.)

December 31, 2018, the Distributor retained $28,233 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $62,000, plus $6,250 for each Board meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $9,000, the valuation oversight committee lead receives an additional annual retainer of $2,000 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,000) and each other committee chair receives an additional annual retainer of $750.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2019, to waive a portion of the Investment Advisory Fee as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets). This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Fund Name	Fee Waiver	Expiration Date

PIMCO RAE Emerging Markets Fund	0.20%	10/31/2019

PIMCO RAE Global Fund	0.20%	10/31/2019

PIMCO RAE Global ex-US Fund	0.20%	10/31/2019

PIMCO RAE International Fund	0.10%	10/31/2019

PIMCO RAE US Fund	0.10%	10/31/2019

PIMCO RAE US Small Fund	0.10%	10/31/2019

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement and Investment Advisory Fee Waiver Agreement in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO (from the Fee Waiver Agreement and Expense Limitation Agreement combined) at December 31, 2018, were as follows (amounts in thousands†):

	Expiring within
Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO RAE Emerging Markets Fund	$2,343	$3,322	$4,161	$9,826

PIMCO RAE Global Fund	611	858	816	2,285

PIMCO RAE Global ex-US Fund	134	167	174	475

PIMCO RAE International Fund	278	477	617	1,372

PIMCO RAE US Fund	586	663	831	2,080

PIMCO RAE US Small Fund	100	115	153	368

†	A zero balance may reflect actual amounts rounding to less than one thousand.

76	PIMCO EQUITY SERIES

December 31, 2018 (Unaudited)

Pursuant to a Fee Waiver, PIMCO has contractually agreed, through October 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of PIMCO RAE US Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Funds’ assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to each Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through October 31, 2019, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the PIMCO RAE Global Fund in an amount equal to its proportionate share of the Investment Advisory Fees and Supervisory and Administrative Fees charged by PIMCO to the Underlying Funds in which the Fund invests (the “Underlying Fund Fees”) indirectly incurred by the Fund in connection with its investments in Underlying Funds, to the extent the Fund’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Underlying Fund Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO has contractually agreed, through October 31, 2019, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the PIMCO RAE Global ex-US Fund in an amount equal to the Underlying Fund Fees indirectly incurred by the Fund in connection with its investments in Underlying Funds, to the extent the Fund’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Underlying Fund Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2018, the amounts were (in thousands†):

Fund Name	Waived Fees

PIMCO RAE Emerging Markets Fund	$1,967

PIMCO RAE Global Fund	1,228

PIMCO RAE Global ex-US Fund	298

PIMCO RAE International Fund	284

PIMCO RAE US Fund	402

PIMCO RAE US Small Fund	79

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

SEMIANNUAL REPORT	DECEMBER 31, 2018	77

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2018, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO RAE Emerging Markets Fund	$0	$0	$566,552	$336,730

PIMCO RAE Global Fund	0	0	114,047	107,069

PIMCO RAE Global ex-US Fund	0	0	12,469	5,702

PIMCO RAE International Fund	0	0	156,480	131,843

PIMCO RAE US Fund	0	0	149,827	163,905

PIMCO RAE US Small Fund	60	20	81,388	33,642

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO RAE Emerging Markets Fund						PIMCO RAE Global Fund						PIMCO RAE Global ex-US Fund

	Six Months Ended 12/31/2018				Year Ended 06/30/2018		Six Months Ended 12/31/2018				Year Ended 06/30/2018		Six Months Ended 12/31/2018				Year Ended 06/30/2018

	Shares		Amount		Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount		Shares	Amount
Receipts for shares sold

Institutional Class	39,122		$405,206		30,347	$349,297	8,339		$92,043		5,200	$59,960	777		$7,790		57	$648

Class I-2	282		2,854		845	9,918	21		247		82	929	4		48		62	692

Class A	5,005		53,327		628	7,473	73		792		81	940	63		641		88	1,003

Class C	2	(a)	27	(a)	208	2,439	3	(a)	34	(a)	60	688	0	(a)	1	(a)	82	926
Issued as reinvestment of distributions

Institutional Class	20,956		196,505		12,803	144,230	2,703		26,021		2,182	25,015	211		1,951		300	3,392

Class I-2	113		1,053		112	1,259	18		170		21	235	1		12		2	19

Class A	90		838		32	361	14		137		6	67	4		37		3	35

Class C	0	(a)	0	(a)	15	166	0	(a)	0	(a)	9	100	0	(a)	0	(a)	5	54
Cost of shares redeemed

Institutional Class	(19,685)		(201,678)		(10,430)	(122,669)	(9,351)		(104,862)		(12,724)	(144,589)	(376)		(3,707)		(739)	(8,369)

Class I-2	(854)		(8,784)		(680)	(7,893)	(119)		(1,289)		(95)	(1,074)	(47)		(474)		(12)	(133)

Class A	(4,816)		(51,199)		(151)	(1,744)	(33)		(349)		(44)	(497)	(53)		(533)		(16)	(176)

Class C	(194	)(a)	(1,933	)(a)	(132)	(1,536)	(139	)(a)	(1,483	)(a)	(72)	(810)	(155	)(a)	(1,555	)(a)	(30)	(331)

Net increase (decrease) resulting from Fund share transactions	40,021		$396,216		33,597	$381,301	1,529		$11,461		(5,294)	$(59,036)	429		$4,211		(198)	$(2,240)

78	PIMCO EQUITY SERIES

December 31, 2018 (Unaudited)

	PIMCO RAE International Fund						PIMCO RAE US Fund						PIMCO RAE US Small Fund

	Six Months Ended 12/31/2018				Year Ended 06/30/2018		Six Months Ended 12/31/2018				Year Ended 06/30/2018		Six Months Ended 12/31/2018				Year Ended 06/30/2018

	Shares		Amount		Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount		Shares	Amount
Receipts for shares sold

Institutional Class	13,218		$137,588		22,737	$256,560	8,911		$101,922		23,795	$269,702	5,702		$69,507		2,176	$25,480

Class I-2	70		691		213	2,339	145		1,556		226	2,500	48		528		79	896

Class A	53		525		447	4,961	513		5,834		206	2,288	70		803		214	2,481

Class C	5	(a)	49	(a)	76	820	28	(a)	321	(a)	124	1,362	8	(a)	97	(a)	30	349
Issued as reinvestment of distributions

Institutional Class	3,050		27,859		1,176	13,088	4,229		43,121		3,244	36,389	946		9,610		401	4,636

Class I-2	6		52		11	125	38		389		42	468	19		196		17	197

Class A	25		228		6	62	66		667		40	444	30		302		32	371

Class C	0	(a)	0	(a)	2	20	0	(a)	0	(a)	24	267	0	(a)	0	(a)	2	27
Cost of shares redeemed

Institutional Class	(11,437)		(118,674)		(18,960)	(207,043)	(11,156)		(127,216)		(17,502)	(194,714)	(1,735)		(20,938)		(541)	(6,516)

Class I-2	(170)		(1,802)		(523)	(5,840)	(175)		(1,979)		(360)	(4,009)	(148)		(1,756)		(93)	(1,083)

Class A	(102)		(1,061)		(10)	(105)	(158)		(1,746)		(314)	(3,470)	(195)		(1,948)		(621)	(7,084)

Class C	(90	)(a)	(883	)(a)	(43)	(472)	(457	)(a)	(5,213	)(a)	(246)	(2,706)	(72	)(a)	(817	)(a)	(19)	(217)

Net increase (decrease) resulting from Fund share transactions	4,628		$44,572		5,132	$64,515	1,984		$17,656		9,279	$108,521	4,673		$55,584		1,677	$19,537

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Class C Shares liquidated at the close of business on October 31, 2018.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended December 31, 2018. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO RAE Emerging Markets Fund	0	2	0%	85%

PIMCO RAE Global Fund	1	0	22%	0%

PIMCO RAE Global ex-US Fund	2	0	86%	0%

PIMCO RAE International Fund	0	2	0%	39%

PIMCO RAE US Fund	0	1	0%	20%

PIMCO RAE US Small Fund	2	1	40%	36%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2018, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations,

SEMIANNUAL REPORT	DECEMBER 31, 2018	79

Notes to Financial Statements (Cont.)

December 31, 2018 (Unaudited)

which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended June 30, 2018, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†)(1)

	Short-Term	Long-Term

PIMCO RAE Emerging Markets Fund*	$2,812	$12,578

PIMCO RAE Global Fund	0	0

PIMCO RAE Global ex-US Fund	0	0

PIMCO RAE International Fund	0	0

PIMCO RAE US Fund	0	0

PIMCO RAE US Small Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	*Portion of amount represents realized loss and recognized built-in loss, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of December 31, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO RAE Emerging Markets Fund	$1,882,455	$212,027	$(149,696)	$62,331

PIMCO RAE Global Fund	325,471	2,921	(6,846)	(3,925)

PIMCO RAE Global ex-US Fund	80,914	0	(6,841)	(6,841)

PIMCO RAE International Fund	523,946	39,590	(62,046)	(22,456)

PIMCO RAE US Fund	626,111	121,421	(47,553)	73,868

PIMCO RAE US Small Fund	163,151	15,341	(24,964)	(9,623)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

80	PIMCO EQUITY SERIES

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

FICC	Fixed Income Clearing Corporation

Currency Abbreviations:

USD (or $)	United States Dollar

Other Abbreviations:

ADR	American Depositary Receipt	REIT	Real Estate Investment Trust	SP - GDR	Sponsored Global Depositary Receipt

GDR	Global Depositary Receipt	SP - ADR	Sponsored American Depositary Receipt	TBA	To-Be-Announced

NVDR	Non-Voting Depositary Receipt

SEMIANNUAL REPORT	DECEMBER 31, 2018	81

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Investment Advisory Contract, Sub-Advisory Agreement, Portfolio Implementation Agreement and Second Amended and Restated Supervision and Administration Agreement

At a meeting held on August 22, 2018, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2019. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2019. In addition, the Board considered and unanimously approved the renewal of the: (i) Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO RAE Fundamental Emerging Markets Fund, PIMCO RAE Fundamental Global ex-US Fund, PIMCO RAE Fundamental Global Fund, PIMCO RAE Fundamental International Fund, PIMCO RAE Fundamental US Fund, PIMCO RAE Fundamental US Small Fund and the equity sleeve of the PIMCO Dividend and Income Fund (the “RAE Funds”), each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Portfolio Implementation Agreement (the “Portfolio Implementation Agreement”) among PIMCO, on behalf of the RAE Funds, each a series of the Trust, Research Affiliates and Parametric Portfolio Associates LLC (“Parametric”), each for an additional one-year term through August 31, 2019.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Parametric to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Parametric to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio

Implementation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates and Parametric, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Parametric in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received information on matters related to the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 22, 2018 meeting. The Independent Trustees also conducted an in-person meeting with counsel to the Trust and the Independent Trustees on July 18, 2018, to discuss the Lipper Report, as defined below, and certain aspects of the 2018 15(c) materials including, but not limited to, the Funds’ performance, the Funds’ advisory fees and total expense ratios, the comparative information with respect to fees and performance included in the Lipper Report, and the unified fee structure employed by the Trusts. In addition, the Independent Trustees requested and received supplemental information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement, the Board

82	PIMCO EQUITY SERIES

(Unaudited)

did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Parametric, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Funds do business, to manage collateral and to protect the Funds from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio-level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2017, including, but not limited to: upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; expanding proprietary applications suites to enrich capabilities across Compliance, Analytics, Risk Management, Client Reporting, Attribution and Customer Relationship Management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program and global business continuity functions; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; engaging a third party service provider to implement the SEC reporting modernization regime; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; and continuing to expand the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the sub-advisory services provided by Research Affiliates to the RAE Funds and noted that it had met with senior personnel from Research Affiliates during the year. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing sub-advisory services to the RAE Funds. The Board also considered Research Affiliates’ supervisory responsibilities with respect to Parametric’s provision of portfolio implementation services to the RAE Funds. The Board further considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

In addition, the Board considered the portfolio implementation and other operational services provided by Parametric to the RAE Funds by, among other things, effecting portfolio transactions on behalf of the RAE Funds. The Board further considered PIMCO’s oversight of Parametric in connection with Parametric providing portfolio implementation services. The Board also considered information about

SEMIANNUAL REPORT	DECEMBER 31, 2018	83

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Parametric’s personnel responsible for providing services to the RAE Funds under the Portfolio Implementation Agreement. The Board also considered the nature and quality of Parametric’s trading, risk management, and compliance capabilities and resources, including Parametric’s policies and procedures regarding trade aggregation and allocation, which are integral parts of its role as portfolio implementer.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements, provided by Research Affiliates under the Sub-Advisory Agreement, and provided by Parametric under the Portfolio Implementation Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement. The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2018 and other performance data, as available, over short- and long-term periods ended June 30, 2018 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2018 (the “Lipper Report”). The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 22, 2018 meeting.

The Board noted that, as of June 30, 2018, 62%, 66% and 76% of the assets of the Trust (based on Institutional Class performance) had outperformed their relevant benchmark net of fees over the three-, five- and ten-year periods, respectively. The Board discussed these and other performance-related developments.

The Board also noted that, according to Broadridge, certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, over short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of certain Funds over short- and long-term periods. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a fee premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate due to competitive positioning considerations, observed long-term notable underperformance and significant misalignments with the level or quality of services being provided or a change in the overall strategic positioning of the Funds.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such

84	PIMCO EQUITY SERIES

(Unaudited)

Funds to PIMCO. With respect to advisory fees, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Funds’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts and to other sub-advised clients with similar investment strategies, including differences in advisory services provided. The Board discussed comparisons of fees for Funds with fees for separate accounts and/or PIMCO private/alternative funds with similar investment strategies, noting that for certain Funds, there were no appropriate comparisons because PIMCO did not manage comparable separate accounts at the time that the Board considered the Agreements. The Board noted that the advisory fees (or management fees, where applicable) for most Funds were similar to the fee rates charged to other investment companies with the same investment strategies as the Funds.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge. The Board also considered that as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing the Funds to scale at inception and reinvesting in other important areas of the business that support the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the Funds’ total expenses continued to be generally in line with those of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by Broadridge, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates, Parametric and Broadridge, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO under both the adjusted asset profitability method and the profit and loss profitability method, which were each utilized to calculate profitability. The Independent Trustees also noted that the

SEMIANNUAL REPORT	DECEMBER 31, 2018	85

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

2017 margins with respect to PIMCO’s relationship with the Funds were within the range of publicly-traded asset manager margins reported by Strategic Insight and Broadridge. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision and governance of those services, and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services and oversight provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Parametric supported the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, the fees paid to Research Affiliates by PIMCO under the Sub-Advisory Agreement, and the fees paid to Parametric by PIMCO under the Portfolio Implementation Agreement, and that the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement was in the best interests of the Funds and their shareholders.

86	PIMCO EQUITY SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Portfolio Implementer

Parametric Portfolio Associates

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES4003SAR_123118

PIMCO EQUITY SERIES®

Semiannual Report

December 31, 2018

PIMCO REALPATH® Blend 2020 Fund

PIMCO REALPATH® Blend 2025 Fund

PIMCO REALPATH® Blend 2030 Fund

PIMCO REALPATH® Blend 2035 Fund

PIMCO REALPATH® Blend 2040 Fund

PIMCO REALPATH® Blend 2045 Fund

PIMCO REALPATH® Blend 2050 Fund

PIMCO REALPATH® Blend 2055 Fund

PIMCO REALPATH® Blend Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

Beginning January 1, 2019, you may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		26

Financial Highlights		28

Statements of Assets and Liabilities		34

Statements of Operations		38

Statements of Changes in Net Assets		40

Notes to Financial Statements		68

Glossary		89

Approval of Investment Advisory Contract and Other Agreements		90

Fund	Fund Summary	Schedule of Investments

PIMCO REALPATH® Blend 2020 Fund	8	42

PIMCO REALPATH® Blend 2025 Fund	10	45

PIMCO REALPATH® Blend 2030 Fund	12	48

PIMCO REALPATH® Blend 2035 Fund	14	51

PIMCO REALPATH® Blend 2040 Fund	16	53

PIMCO REALPATH® Blend 2045 Fund	18	56

PIMCO REALPATH® Blend 2050 Fund	20	59

PIMCO REALPATH® Blend 2055 Fund	22	62

PIMCO REALPATH® Blend Income Fund	24	65

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Equity Series Semiannual Report, which covers the six-month reporting period ended December 31, 2018. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended December 31, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 4.2% during the second quarter of 2018, the strongest since the third quarter of 2014. GDP then expanded at an annual pace of 3.4% during the third quarter of the year. Finally, the Commerce Department’s initial reading for fourth-quarter 2018 GDP has been delayed due to the partial government shutdown.

The Federal Reserve (the “Fed”) continued to normalize monetary policy during the reporting period. After raising rates in March and June, the Fed again moved rates higher at its September and December 2018 meetings. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet during the reporting period.

Economic activity outside the U.S. initially accelerated during the reporting period, but moderated as it progressed. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies, while other central banks took a more hawkish stance. The Bank of England raised rates at its meeting in August 2018 and the Bank of Canada raised rates twice during the reporting period. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period as longer-term rates fell more than short-term rates. The yield on the benchmark 10-year U.S. Treasury note was 2.69% at the end of the reporting period, down from 2.85% on June 30, 2018. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 1.96% over the six months ended December 31, 2018. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned 1.65% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weaker results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index returned -2.34% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 0.65% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 0.25% over the period.

Global equities produced poor results during the reporting period. U.S. equities moved sharply higher over the first half of the period. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations. However, U.S. equities fell sharply during the fourth quarter of 2018. We believe this was triggered by a number of factors, including signs of moderating global growth, concerns over future Fed rate hikes, the ongoing trade dispute between the U.S. and China and the partial U.S. government shutdown. All told, U.S. equities, as represented by the S&P 500 Index, returned -6.85% during the reporting period. Elsewhere, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -8.49% during the reporting period, whereas global equities, as represented by the MSCI World Index, returned -9.10%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -9.45% during the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -10.14%.

Commodity prices fluctuated and generally declined during the reporting period. When the reporting period began, West Texas crude oil was approximately $70 a barrel, but by the end it was roughly $45 a barrel. This was driven in part by increased supply and declining global demand. Elsewhere, gold prices rose, whereas copper prices declined during the reporting period.

2	PIMCO EQUITY SERIES

Finally, during the reporting period the foreign exchange markets experienced periods of volatility, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar produced mixed results against other major currencies during the reporting period. For example, the U.S. dollar appreciated 1.92% and 3.53% versus the euro and the British pound, respectively, whereas the U.S. dollar depreciated 0.97% versus the yen during the reporting period.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Equity Series

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	DECEMBER 31, 2018	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO REALPATH® Blend 2020 Fund, PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund and PIMCO REALPATH® Blend Income Fund (each, a “Fund” and collectively, the “Funds”).

The Funds are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Funds invest in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended, equity securities, fixed income instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Funds may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (collectively, “Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (collectively, “Acquired Funds”). The risks and strategies associated with an investment in the Fund may result from direct investments and/or indirect exposure through investment in Acquired Funds.

We believe that equity funds and bond funds have an important role to play in a well-diversified portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously.

The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund (and/or Underlying PIMCO Funds or Acquired Funds, as applicable) are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. A Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. Thus, the Funds currently face a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause the Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to

4	PIMCO EQUITY SERIES

international trade tensions and may impact portfolio securities held by the Underlying PIMCO Funds or Acquired Funds.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The PIMCO REALPATH® Blend Funds are intended for investors who prefer to have their asset allocation decisions made by professional money managers and are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to retire or to begin withdrawing assets. Each PIMCO REALPATH® Blend Fund is designed for investors expecting to retire or to begin withdrawing portions of their investments around the year indicated in the Fund’s name. The retirement year included in the REALPATH® Blend Fund’s name does not necessarily represent the specific year you expect to begin withdrawing your assets. It is intended only as a general guide.

The PIMCO REALPATH® Blend Funds are designed to provide investors with a comprehensive retirement solution tailored to the time when they expect to retire or plan to start withdrawing money (the “target date”). Each PIMCO REALPATH® Blend Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experience losses, including losses near, at, or after the target year indicated in the PIMCO REALPATH® Blend Fund’s name.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Administrative Class	Class A	Class R	Diversification Status
PIMCO REALPATH® Blend 2020 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2025 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2030 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2035 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2040 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2045 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2050 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2055 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend Income Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize

SEMIANNUAL REPORT	DECEMBER 31, 2018	5

Important Information About the Funds (cont.)

service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of a Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. A Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com.

The SEC adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO EQUITY SERIES

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	DECEMBER 31, 2018	7

PIMCO REALPATH® Blend 2020 Fund

Cumulative Returns Through December 31, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2020 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2018

	6 Months*	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2020 Fund Institutional Class	(3.83)%	(4.53)%	3.50%
PIMCO REALPATH® Blend 2020 Fund Administrative Class	(3.95)%	(4.76)%	3.23%
PIMCO REALPATH® Blend 2020 Fund Class A	(4.16)%	(5.07)%	2.99%
PIMCO REALPATH® Blend 2020 Fund Class A (adjusted)	(9.44)%	(10.32)%	1.55%
S&P Target Date 2020 Index±	(4.31)%	(4.16)%	3.71%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 0.49% for the Institutional Class shares, 0.74% for the Administrative shares, and 0.99% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO EQUITY SERIES

Institutional Class - PBZNX	Administrative Class - PBZDX	Class A - PBZAX

Top 10 Holdings as of 12/31/20181§

Vanguard Institutional Index Fund	20.2%
PIMCO Income Fund	14.9%
Vanguard Developed Markets Index Fund ‘Admiral’	10.5%
PIMCO Total Return Fund	10.1%
PIMCO Real Return Fund	8.5%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	5.5%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	4.9%
PIMCO High Yield Fund	4.8%
PIMCO Long-Term Real Return Fund	4.5%
PIMCO Long Duration Total Return Fund	3.4%

1  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities detracted from absolute performance, as U.S. large market capitalization equities posted negative returns.

»	Exposure to developed ex U.S. equities detracted from absolute performance, as developed ex U.S. equities posted negative returns.

»	Exposure to U.S. small market capitalization equities detracted from absolute performance, as U.S. small market capitalization equities posted negative returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to U.S. core bonds benefited absolute performance, as U.S. core bonds posted positive returns.

SEMIANNUAL REPORT	DECEMBER 31, 2018	9

PIMCO REALPATH® Blend 2025 Fund

Cumulative Returns Through December 31, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2025 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2018

	6 Months*	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2025 Fund Institutional Class	(4.94)%	(5.56)%	3.54%
PIMCO REALPATH® Blend 2025 Fund Administrative Class	(5.07)%	(5.80)%	3.26%
PIMCO REALPATH® Blend 2025 Fund Class A	(5.10)%	(6.01)%	3.04%
PIMCO REALPATH® Blend 2025 Fund Class A (adjusted)	(10.33)%	(11.21)%	1.60%
S&P Target Date 2025 Index±	(5.30)%	(5.02)%	4.00%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 0.43% for the Institutional Class shares, 0.68% for the Administrative shares, and 0.93% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO EQUITY SERIES

Institutional Class - PPZRX	Administrative Class - PPZDX	Class A - PPZAX

Top 10 Holdings as of 12/31/20181§

Vanguard Institutional Index Fund	25.4%
Vanguard Developed Markets Index Fund ‘Institutional’	13.6%
PIMCO Income Fund	10.0%
PIMCO Long-Term Real Return Fund	6.4%
PIMCO Total Return Fund	6.2%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	6.2%
PIMCO Real Return Fund	5.2%
PIMCO Long Duration Total Return Fund	4.8%
PIMCO Long-Term Credit Bond Fund	4.8%
PIMCO High Yield Fund	3.8%

1  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities detracted from absolute performance, as U.S. large market capitalization equities posted negative returns.

»	Exposure to developed ex U.S. equities detracted from absolute performance, as developed ex U.S. equities posted negative returns.

»	Exposure to U.S. small market capitalization equities detracted from absolute performance, as U.S. small market capitalization equities posted negative returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to U.S. core bonds contributed to absolute performance, as U.S. core bonds posted positive returns.

SEMIANNUAL REPORT	DECEMBER 31, 2018	11

PIMCO REALPATH® Blend 2030 Fund

Cumulative Returns Through December 31, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2030 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2018

	6 Months*	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2030 Fund Institutional Class	(5.77)%	(6.27)%	3.88%
PIMCO REALPATH® Blend 2030 Fund Administrative Class	(5.89)%	(6.41)%	3.63%
PIMCO REALPATH® Blend 2030 Fund Class A	(6.00)%	(6.71)%	3.38%
PIMCO REALPATH® Blend 2030 Fund Class A (adjusted)	(11.16)%	(11.86)%	1.94%
S&P Target Date 2030 Index±	(6.40)%	(5.99)%	4.22%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 0.38% for the Institutional Class shares, 0.63% for the Administrative shares, and 0.88% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO EQUITY SERIES

Institutional Class - PBPNX	Administrative Class - PBPRX	Class A - PBPAX

Top 10 Holdings as of 12/31/20181§

Vanguard Institutional Index Fund	29.4%
Vanguard Developed Markets Index Fund ‘Institutional’	15.3%
PIMCO Income Fund	7.5%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	7.1%
PIMCO Long-Term Real Return Fund	5.9%
PIMCO Long-Term Credit Bond Fund	4.6%
PIMCO Long Duration Total Return Fund	4.5%
PIMCO Total Return Fund	4.4%
PIMCO Real Return Fund	3.7%
Vanguard Small-Cap Index Fund ‘Admiral’	3.4%

1  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities detracted from absolute performance, as U.S. large market capitalization equities posted negative returns.

»	Exposure to developed ex U.S. equities detracted from absolute performance, as developed ex U.S. equities posted negative returns.

»	Exposure to U.S. small market capitalization equities detracted from absolute performance, as U.S. small market capitalization equities posted negative returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to U.S. core bonds contributed to absolute performance, as U.S. core bonds posted positive returns.

SEMIANNUAL REPORT	DECEMBER 31, 2018	13

PIMCO REALPATH® Blend 2035 Fund

Cumulative Returns Through December 31, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2035 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2018

	6 Months*	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2035 Fund Institutional Class	(6.46)%	(6.76)%	3.96%
PIMCO REALPATH® Blend 2035 Fund Administrative Class	(6.58)%	(6.99)%	3.68%
PIMCO REALPATH® Blend 2035 Fund Class A	(6.76)%	(7.26)%	3.44%
PIMCO REALPATH® Blend 2035 Fund Class A (adjusted)	(11.91)%	(12.37)%	1.99%
S&P Target Date 2035 Index±	(7.40)%	(6.88)%	4.43%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 0.33% for the Institutional Class shares, 0.58% for the Administrative shares, and 0.83% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

14	PIMCO EQUITY SERIES

Institutional Class - PDGZX	Administrative Class - PDGDX	Class A - PDGAX

Top 10 Holdings as of 12/31/20181§

Vanguard Institutional Index Fund	33.9%
Vanguard Developed Markets Index Fund ‘Institutional’	17.7%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	8.2%
PIMCO Income Fund	6.1%
PIMCO Long-Term Real Return Fund	4.4%
Vanguard Small-Cap Index Fund ‘Admiral’	3.9%
PIMCO Long Duration Total Return Fund	3.4%
PIMCO Total Return Fund	3.4%
PIMCO Long-Term Credit Bond Fund	3.3%
PIMCO Real Return Fund	2.8%

1  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities detracted from absolute performance, as U.S. large market capitalization equities posted negative returns.

»	Exposure to developed ex U.S. equities detracted from absolute performance, as developed ex U.S. equities posted negative returns.

»	Exposure to U.S. small market capitalization equities detracted from absolute performance, as U.S. small market capitalization equities posted negative returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to U.S. core bonds contributed to absolute performance, as U.S. core bonds posted positive returns.

SEMIANNUAL REPORT	DECEMBER 31, 2018	15

PIMCO REALPATH® Blend 2040 Fund

Cumulative Returns Through December 31, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2040 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2018

	6 Months*	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2040 Fund Institutional Class	(7.13)%	(7.18)%	4.05%
PIMCO REALPATH® Blend 2040 Fund Administrative Class	(7.16)%	(7.40)%	3.81%
PIMCO REALPATH® Blend 2040 Fund Class A	(7.29)%	(7.62)%	3.54%
PIMCO REALPATH® Blend 2040 Fund Class A (adjusted)	(12.39)%	(12.69)%	2.09%
S&P Target Date 2040 Index±	(8.03)%	(7.41)%	4.60%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 0.28% for the Institutional Class shares, 0.53% for the Administrative shares, and 0.78% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

16	PIMCO EQUITY SERIES

Institutional Class - PVPNX	Administrative Class - PVPRX	Class A - PVPAX

Top 10 Holdings as of 12/31/20181§

Vanguard Institutional Index Fund	37.3%
Vanguard Developed Markets Index Fund ‘Institutional’	19.5%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	9.3%
PIMCO Income Fund	4.7%
Vanguard Small-Cap Index Fund ‘Admiral’	4.3%
PIMCO Long-Term Real Return Fund	3.0%
PIMCO Total Return Fund	2.4%
PIMCO Long Duration Total Return Fund	2.3%
PIMCO Long-Term Credit Bond Fund	2.3%
PIMCO High Yield Fund	2.2%

1  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities detracted from absolute performance, as U.S. large market capitalization equities posted negative returns.

»	Exposure to developed ex U.S. equities detracted from absolute performance, as developed ex U.S. equities posted negative returns.

»	Exposure to U.S. small market capitalization equities detracted from absolute performance, as U.S. small market capitalization equities posted negative returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to U.S. core bonds contributed to absolute performance, as U.S. core bonds posted positive returns.

SEMIANNUAL REPORT	DECEMBER 31, 2018	17

PIMCO REALPATH® Blend 2045 Fund

Cumulative Returns Through December 31, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2045 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2018

	6 Months*	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2045 Fund Institutional Class	(7.42)%	(7.46)%	3.99%
PIMCO REALPATH® Blend 2045 Fund Administrative Class	(7.63)%	(7.69)%	3.70%
PIMCO REALPATH® Blend 2045 Fund Class A	(7.74)%	(7.90)%	3.45%
PIMCO REALPATH® Blend 2045 Fund Class A (adjusted)	(12.85)%	(12.99)%	2.00%
S&P Target Date 2045 Index±	(8.39)%	(7.74)%	4.72%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 0.25% for the Institutional Class shares, 0.50% for the Administrative shares, and 0.75% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

18	PIMCO EQUITY SERIES

Institutional Class - PVQNX	Administrative Class - PVQDX	Class A - PVQAX

Top 10 Holdings as of 12/31/20181§

Vanguard Institutional Index Fund	40.1%
Vanguard Developed Markets Index Fund ‘Institutional’	20.9%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	9.7%
Vanguard Small-Cap Index Fund ‘Admiral’	4.6%
PIMCO Income Fund	3.4%
PIMCO Long-Term Real Return Fund	2.4%
PIMCO Long Duration Total Return Fund	1.8%
PIMCO Long-Term Credit Bond Fund	1.8%
PIMCO Total Return Fund	1.7%
PIMCO High Yield Fund	1.6%

1  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities detracted from absolute performance, as U.S. large market capitalization equities posted negative returns.

»	Exposure to developed ex U.S. equities detracted from absolute performance, as developed ex U.S. equities posted negative returns.

»	Exposure to U.S. small market capitalization equities detracted from absolute performance, as U.S. small market capitalization equities posted negative returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to U.S. core bonds contributed to absolute performance, as U.S. core bonds posted positive returns.

SEMIANNUAL REPORT	DECEMBER 31, 2018	19

PIMCO REALPATH® Blend 2050 Fund

Cumulative Returns Through December 31, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2050 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2018

	6 Months*	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2050 Fund Institutional Class	(7.77)%	(7.76)%	4.03%
PIMCO REALPATH® Blend 2050 Fund Administrative Class	(7.89)%	(7.90)%	3.75%
PIMCO REALPATH® Blend 2050 Fund Class A	(7.94)%	(8.17)%	3.51%
PIMCO REALPATH® Blend 2050 Fund Class A (adjusted)	(13.02)%	(13.23)%	2.06%
S&P Target Date 2050 Index±	(8.65)%	(7.94)%	4.84%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 0.23% for the Institutional Class shares, 0.48% for the Administrative shares, and 0.73% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

20	PIMCO EQUITY SERIES

Institutional Class - PPQZX	Administrative Class - PPQDX	Class A - PPQAX

Top 10 Holdings as of 12/31/20181§

Vanguard Institutional Index Fund	41.7%
Vanguard Developed Markets Index Fund ‘Institutional’	21.8%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	10.1%
Vanguard Small-Cap Index Fund ‘Admiral’	4.8%
PIMCO Income Fund	2.4%
PIMCO Long-Term Real Return Fund	2.0%
PIMCO Long Duration Total Return Fund	1.6%
PIMCO Long-Term Credit Bond Fund	1.5%
PIMCO High Yield Fund	1.2%
PIMCO Total Return Fund	1.2%

1  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities detracted from absolute performance, as U.S. large market capitalization equities posted negative returns.

»	Exposure to developed ex U.S. equities detracted from absolute performance, as developed ex U.S. equities posted negative returns.

»	Exposure to U.S. small market capitalization equities detracted from absolute performance, as U.S. small market capitalization equities posted negative returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to U.S. core bonds contributed to absolute performance, as U.S. core bonds posted positive returns.

SEMIANNUAL REPORT	DECEMBER 31, 2018	21

PIMCO REALPATH® Blend 2055 Fund

Cumulative Returns Through December 31, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2055 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2018

	6 Months*	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2055 Fund Institutional Class	(7.70)%	(7.68)%	3.98%
PIMCO REALPATH® Blend 2055 Fund Administrative Class	(7.87)%	(7.90)%	3.73%
PIMCO REALPATH® Blend 2055 Fund Class A	(7.95)%	(8.19)%	3.42%
PIMCO REALPATH® Blend 2055 Fund Class A (adjusted)	(13.01)%	(13.22)%	1.98%
S&P Target Date 2055+ Index±	(8.69)%	(7.97)%	4.93%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 0.23% for the Institutional Class shares, 0.48% for the Administrative shares, and 0.73% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

22	PIMCO EQUITY SERIES

Institutional Class - PRQZX	Administrative Class - PRQDX	Class A - PRQAX

Top 10 Holdings as of 12/31/20181§

Vanguard Institutional Index Fund	41.6%
Vanguard Developed Markets Index Fund ‘Admiral’	21.8%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	10.1%
Vanguard Small-Cap Index Fund ‘Admiral’	4.8%
PIMCO Income Fund	2.3%
PIMCO Long-Term Real Return Fund	1.9%
PIMCO Long Duration Total Return Fund	1.5%
PIMCO Long-Term Credit Bond Fund	1.5%
PIMCO Total Return Fund	1.2%
PIMCO High Yield Fund	1.1%

1  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities detracted from absolute performance, as U.S. large market capitalization equities posted negative returns.

»	Exposure to developed ex U.S. equities detracted from absolute performance, as developed ex U.S. equities posted negative returns.

»	Exposure to U.S. small market capitalization equities detracted from absolute performance, as U.S. small market capitalization equities posted negative returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to U.S. core bonds contributed to absolute performance, as U.S. core bonds posted positive returns.

SEMIANNUAL REPORT	DECEMBER 31, 2018	23

PIMCO REALPATH® Blend Income Fund

Cumulative Returns Through December 31, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend Income Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2018

	6 Months*	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® Blend Income Fund Institutional Class	(3.48)%	(4.15)%	3.45%
PIMCO REALPATH® Blend Income Fund Administrative Class	(3.61)%	(4.38)%	3.18%
PIMCO REALPATH® Blend Income Fund Class A	(3.72)%	(4.59)%	2.93%
PIMCO REALPATH® Blend Income Fund Class A (adjusted)	(8.99)%	(9.84)%	1.49%
S&P Target Date Retirement Income Index±	(2.43)%	(2.54)%	2.61%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 0.50% for the Institutional Class shares, 0.75% for the Administrative shares, and 1% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

24	PIMCO EQUITY SERIES

Institutional Class - PBRNX	Administrative Class - PBRDX	Class A - PBRAX

Top 10 Holdings as of 12/31/20181§

Vanguard Institutional Index Fund	19.3%
PIMCO Income Fund	16.1%
PIMCO Total Return Fund	11.1%
Vanguard Developed Markets Index Fund ‘Admiral’	10.1%
PIMCO Real Return Fund	9.4%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	6.1%
PIMCO High Yield Fund	5.1%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	4.7%
PIMCO Long-Term Real Return Fund	4.0%
PIMCO Long Duration Total Return Fund	3.0%

1  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities detracted from absolute performance, as U.S. large market capitalization equities posted negative returns.

»	Exposure to developed ex U.S. equities detracted from absolute performance, as developed ex U.S. equities posted negative returns.

»	Exposure to U.S. small market capitalization equities detracted from absolute performance, as U.S. small market capitalization equities posted negative returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to U.S. core bonds contributed to absolute performance, as U.S. core bonds posted positive returns.

SEMIANNUAL REPORT	DECEMBER 31, 2018	25

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from July 1, 2018 to December 31, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO REALPATH® Blend 2020 Fund
Institutional Class	$1,000.00	$961.70	$0.20	$1,000.00	$1,025.00	$0.20	0.04%
Administrative Class	1,000.00	960.50	1.43	1,000.00	1,023.74	1.48	0.29
Class A	1,000.00	958.40	2.67	1,000.00	1,022.48	2.75	0.54

PIMCO REALPATH® Blend 2025 Fund
Institutional Class	$1,000.00	$950.60	$0.20	$1,000.00	$1,025.00	$0.20	0.04%
Administrative Class	1,000.00	949.30	1.42	1,000.00	1,023.74	1.48	0.29
Class A	1,000.00	949.00	2.65	1,000.00	1,022.48	2.75	0.54

PIMCO REALPATH® Blend 2030 Fund
Institutional Class	$1,000.00	$942.30	$0.24	$1,000.00	$1,024.95	$0.26	0.05%
Administrative Class	1,000.00	941.10	1.47	1,000.00	1,023.69	1.53	0.30
Class A	1,000.00	940.00	2.69	1,000.00	1,022.43	2.80	0.55

PIMCO REALPATH® Blend 2035 Fund
Institutional Class	$1,000.00	$935.40	$0.29	$1,000.00	$1,024.90	$0.31	0.06%
Administrative Class	1,000.00	934.20	1.51	1,000.00	1,023.64	1.58	0.31
Class A	1,000.00	932.40	2.73	1,000.00	1,022.38	2.85	0.56

26	PIMCO EQUITY SERIES

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO REALPATH® Blend 2040 Fund
Institutional Class	$1,000.00	$928.70	$0.29	$1,000.00	$1,024.90	$0.31	0.06%
Administrative Class	1,000.00	928.40	1.51	1,000.00	1,023.64	1.58	0.31
Class A	1,000.00	927.10	2.72	1,000.00	1,022.38	2.85	0.56

PIMCO REALPATH® Blend 2045 Fund
Institutional Class	$1,000.00	$925.80	$0.29	$1,000.00	$1,024.90	$0.31	0.06%
Administrative Class	1,000.00	923.70	1.50	1,000.00	1,023.64	1.58	0.31
Class A	1,000.00	922.60	2.71	1,000.00	1,022.38	2.85	0.56

PIMCO REALPATH® Blend 2050 Fund
Institutional Class	$1,000.00	$922.30	$0.29	$1,000.00	$1,024.90	$0.31	0.06%
Administrative Class	1,000.00	921.10	1.50	1,000.00	1,023.64	1.58	0.31
Class A	1,000.00	920.60	2.71	1,000.00	1,022.38	2.85	0.56

PIMCO REALPATH® Blend 2055 Fund
Institutional Class	$1,000.00	$923.00	$0.29	$1,000.00	$1,024.90	$0.31	0.06%
Administrative Class	1,000.00	921.30	1.50	1,000.00	1,023.64	1.58	0.31
Class A	1,000.00	920.50	2.71	1,000.00	1,022.38	2.85	0.56

PIMCO REALPATH® Blend Income Fund
Institutional Class	$1,000.00	$965.20	$0.20	$1,000.00	$1,025.00	$0.20	0.04%
Administrative Class	1,000.00	963.90	1.44	1,000.00	1,023.74	1.48	0.29
Class A	1,000.00	962.80	2.67	1,000.00	1,022.48	2.75	0.54

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	DECEMBER 31, 2018	27

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® Blend 2020 Fund
Institutional Class

07/01/2018 - 12/31/2018+	$10.98	$0.19	$(0.61)	$(0.42)	$(0.20)	$(0.17)	$0.00	$(0.37)

06/30/2018	10.58	0.31	0.33	0.64	(0.24)	0.00	0.00	(0.24)

06/30/2017	9.90	0.31	0.60	0.91	(0.23)	0.00	0.00	(0.23)

06/30/2016	9.97	0.32	(0.06)	0.26	(0.31)	(0.02)	0.00	(0.33)

12/31/2014 - 06/30/2015	10.00	0.11	(0.09)	0.02	(0.05)	0.00	0.00	(0.05)
Administrative Class

07/01/2018 - 12/31/2018+	10.97	0.17	(0.60)	(0.43)	(0.19)	(0.17)	0.00	(0.36)

06/30/2018	10.58	0.33	0.28	0.61	(0.22)	0.00	0.00	(0.22)

06/30/2017	9.90	0.27	0.62	0.89	(0.21)	0.00	0.00	(0.21)

06/30/2016	9.97	0.29	(0.06)	0.23	(0.28)	(0.02)	0.00	(0.30)

12/31/2014 - 06/30/2015	10.00	0.10	(0.09)	0.01	(0.04)	0.00	0.00	(0.04)
Class A

07/01/2018 - 12/31/2018+	10.97	0.16	(0.61)	(0.45)	(0.18)	(0.17)	0.00	(0.35)

06/30/2018	10.57	0.26	0.33	0.59	(0.19)	0.00	0.00	(0.19)

06/30/2017	9.91	0.33	0.53	0.86	(0.20)	0.00	0.00	(0.20)

06/30/2016	9.97	0.27	(0.06)	0.21	(0.25)	(0.02)	0.00	(0.27)

12/31/2014 - 06/30/2015	10.00	0.09	(0.09)	0.00	(0.03)	0.00	0.00	(0.03)

PIMCO REALPATH® Blend 2025 Fund
Institutional Class

07/01/2018 - 12/31/2018+	$11.15	$0.19	$(0.74)	$(0.55)	$(0.19)	$(0.18)	$0.00	$(0.37)

06/30/2018	10.63	0.31	0.43	0.74	(0.22)	0.00	0.00	(0.22)

06/30/2017	9.85	0.30	0.70	1.00	(0.22)	0.00	0.00	(0.22)

06/30/2016	9.99	0.32	(0.12)	0.20	(0.32)	(0.02)	0.00	(0.34)

12/31/2014 - 06/30/2015	10.00	0.12	(0.08)	0.04	(0.05)	0.00	0.00	(0.05)
Administrative Class

07/01/2018 - 12/31/2018+	11.13	0.17	(0.73)	(0.56)	(0.18)	(0.18)	0.00	(0.36)

06/30/2018	10.62	0.33	0.38	0.71	(0.20)	0.00	0.00	(0.20)

06/30/2017	9.85	0.28	0.69	0.97	(0.20)	0.00	0.00	(0.20)

06/30/2016	9.99	0.28	(0.11)	0.17	(0.29)	(0.02)	0.00	(0.31)

12/31/2014 - 06/30/2015	10.00	0.11	(0.08)	0.03	(0.04)	0.00	0.00	(0.04)
Class A

07/01/2018 - 12/31/2018+	11.13	0.15	(0.72)	(0.57)	(0.16)	(0.18)	0.00	(0.34)

06/30/2018	10.62	0.25	0.43	0.68	(0.17)	0.00	0.00	(0.17)

06/30/2017	9.85	0.32	0.64	0.96	(0.19)	0.00	0.00	(0.19)

06/30/2016	9.99	0.24	(0.10)	0.14	(0.26)	(0.02)	0.00	(0.28)

12/31/2014 - 06/30/2015	10.00	0.10	(0.08)	0.02	(0.03)	0.00	0.00	(0.03)

PIMCO REALPATH® Blend 2030 Fund
Institutional Class

07/01/2018 - 12/31/2018+	$11.39	$0.18	$(0.83)	$(0.65)	$(0.18)	$(0.26)	$0.00	$(0.44)

06/30/2018	10.81	0.30	0.54	0.84	(0.24)	(0.02)	0.00	(0.26)

06/30/2017	9.87	0.31	0.88	1.19	(0.25)	0.00	0.00	(0.25)

06/30/2016	10.00	0.31	(0.16)	0.15	(0.25)	(0.03)	0.00	(0.28)

12/31/2014 - 06/30/2015	10.00	0.13	(0.08)	0.05	(0.05)	0.00	0.00	(0.05)
Administrative Class

07/01/2018 - 12/31/2018+	11.38	0.16	(0.82)	(0.66)	(0.17)	(0.26)	0.00	(0.43)

06/30/2018	10.80	0.32	0.50	0.82	(0.22)	(0.02)	0.00	(0.24)

06/30/2017	9.88	0.29	0.85	1.14	(0.22)	0.00	0.00	(0.22)

06/30/2016	10.00	0.29	(0.15)	0.14	(0.23)	(0.03)	0.00	(0.26)

12/31/2014 - 06/30/2015	10.00	0.12	(0.08)	0.04	(0.04)	0.00	0.00	(0.04)
Class A

07/01/2018 - 12/31/2018+	11.36	0.15	(0.82)	(0.67)	(0.16)	(0.26)	0.00	(0.42)

06/30/2018	10.78	0.25	0.54	0.79	(0.19)	(0.02)	0.00	(0.21)

06/30/2017	9.87	0.33	0.80	1.13	(0.22)	0.00	0.00	(0.22)

06/30/2016	10.00	0.26	(0.16)	0.10	(0.20)	(0.03)	0.00	(0.23)

12/31/2014 - 06/30/2015	10.00	0.10	(0.07)	0.03	(0.03)	0.00	0.00	(0.03)

28	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.19	(3.83)%	$19,730	0.04	%*	0.05	%*	0.04	%*	0.05	%*	3.51	%*	16%

10.98	6.03	10,812	0.04		0.05		0.04		0.05		2.86		71

10.58	9.33	8,511	0.04		0.05		0.04		0.05		2.97		36

9.90	2.77	4,152	0.03		0.03		0.03		0.03		3.28		45

9.97	0.19	3,007	0.03	*	0.57	*	0.03	*	0.57	*	2.20	*	5

10.18	(3.95)	11,625	0.29	*	0.30	*	0.29	*	0.30	*	3.17	*	16

10.97	5.74	12,407	0.29		0.30		0.29		0.30		2.97		71

10.58	9.06	11	0.29		0.30		0.29		0.30		2.63		36

9.90	2.45	10	0.28		0.28		0.28		0.28		3.01		45

9.97	0.08	10	0.28	*	0.82	*	0.28	*	0.82	*	1.92	*	5

10.17	(4.16)	5,191	0.54	*	0.55	*	0.54	*	0.55	*	2.93	*	16

10.97	5.57	5,302	0.54		0.55		0.54		0.55		2.41		71

10.57	8.73	2,394	0.54		0.55		0.54		0.55		3.12		36

9.91	2.29	10	0.53		0.53		0.53		0.53		2.81		45

9.97	(0.03)	10	0.53	*	1.07	*	0.53	*	1.07	*	1.70	*	5

$10.23	(4.94)%	$16,253	0.04	%*	0.05	%*	0.04	%*	0.05	%*	3.41	%*	22%

11.15	6.92	6,824	0.04		0.04		0.04		0.04		2.75		75

10.63	10.33	6,131	0.04		0.05		0.04		0.05		2.94		27

9.85	2.10	3,395	0.03		0.03		0.03		0.03		3.32		59

9.99	0.39	3,026	0.03	*	0.57	*	0.03	*	0.57	*	2.38	*	5

10.21	(5.07)	18,775	0.29	*	0.30	*	0.29	*	0.30	*	3.00	*	22

11.13	6.65	19,661	0.29		0.29		0.29		0.29		2.90		75

10.62	9.98	28	0.29		0.30		0.29		0.30		2.72		27

9.85	1.81	16	0.28		0.28		0.28		0.28		2.96		59

9.99	0.30	15	0.28	*	0.82	*	0.28	*	0.82	*	2.20	*	5

10.22	(5.10)	4,786	0.54	*	0.55	*	0.54	*	0.55	*	2.76	*	22

11.13	6.36	5,078	0.54		0.54		0.54		0.54		2.30		75

10.62	9.85	3,899	0.54		0.55		0.54		0.55		3.06		27

9.85	1.50	27	0.53		0.53		0.53		0.53		2.49		59

9.99	0.17	11	0.53	*	1.07	*	0.53	*	1.07	*	1.92	*	5

$10.30	(5.77)%	$28,397	0.05	%*	0.06	%*	0.05	%*	0.06	%*	3.25	%*	7%

11.39	7.81	13,974	0.05		0.05		0.05		0.05		2.63		98

10.81	12.20	12,978	0.05		0.06		0.05		0.06		2.99		23

9.87	1.67	6,409	0.04		0.04		0.04		0.04		3.22		65

10.00	0.49	3,015	0.04	*	0.58	*	0.04	*	0.58	*	2.55	*	6

10.29	(5.89)	17,851	0.30	*	0.31	*	0.30	*	0.31	*	2.82	*	7

11.38	7.64	20,114	0.30		0.30		0.30		0.30		2.77		98

10.80	11.76	39	0.30		0.31		0.30		0.31		2.75		23

9.88	1.52	23	0.29		0.29		0.29		0.29		3.05		65

10.00	0.37	10	0.29	*	0.83	*	0.29	*	0.83	*	2.30	*	6

10.27	(6.00)	5,137	0.55	*	0.56	*	0.55	*	0.56	*	2.73	*	7

11.36	7.36	4,169	0.55		0.55		0.55		0.55		2.20		98

10.78	11.64	3,118	0.55		0.56		0.55		0.56		3.13		23

9.87	1.15	13	0.54		0.54		0.54		0.54		2.74		65

10.00	0.27	10	0.54	*	1.08	*	0.54	*	1.08	*	2.04	*	6

SEMIANNUAL REPORT	DECEMBER 31, 2018	29

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® Blend 2035 Fund
Institutional Class

07/01/2018 - 12/31/2018+	$11.58	$0.18	$(0.91)	$(0.73)	$(0.18)	$(0.39)	$0.00	$(0.57)

06/30/2018	10.91	0.29	0.64	0.93	(0.26)	0.00	0.00	(0.26)

06/30/2017	9.83	0.31	0.98	1.29	(0.21)	0.00	0.00	(0.21)

06/30/2016	10.04	0.29	(0.24)	0.05	(0.23)	(0.03)	0.00	(0.26)

12/31/2014 - 06/30/2015	10.00	0.13	(0.04)	0.09	(0.05)	0.00	0.00	(0.05)
Administrative Class

07/01/2018 - 12/31/2018+	11.57	0.16	(0.91)	(0.75)	(0.16)	(0.39)	0.00	(0.55)

06/30/2018	10.91	0.31	0.59	0.90	(0.24)	0.00	0.00	(0.24)

06/30/2017	9.83	0.25	1.01	1.26	(0.18)	0.00	0.00	(0.18)

06/30/2016	10.04	0.26	(0.24)	0.02	(0.20)	(0.03)	0.00	(0.23)

12/31/2014 - 06/30/2015	10.00	0.11	(0.03)	0.08	(0.04)	0.00	0.00	(0.04)
Class A

07/01/2018 - 12/31/2018+	11.61	0.14	(0.91)	(0.77)	(0.15)	(0.39)	0.00	(0.54)

06/30/2018	10.94	0.24	0.64	0.88	(0.21)	0.00	0.00	(0.21)

06/30/2017	9.88	0.32	0.92	1.24	(0.18)	0.00	0.00	(0.18)

06/30/2016	10.03	0.20	(0.19)	0.01	(0.13)	(0.03)	0.00	(0.16)

12/31/2014 - 06/30/2015	10.00	0.12	(0.05)	0.07	(0.04)	0.00	0.00	(0.04)

PIMCO REALPATH® Blend 2040 Fund
Institutional Class

07/01/2018 - 12/31/2018+	$11.71	$0.17	$(0.98)	$(0.81)	$(0.17)	$(0.39)	$0.00	$(0.56)

06/30/2018	11.00	0.29	0.71	1.00	(0.27)	(0.02)	0.00	(0.29)

06/30/2017	9.84	0.34	1.00	1.34	(0.18)	0.00	0.00	(0.18)

06/30/2016	10.07	0.28	(0.24)	0.04	(0.24)	(0.03)	0.00	(0.27)

12/31/2014 - 06/30/2015	10.00	0.12	0.00	0.12	(0.05)	0.00	0.00	(0.05)
Administrative Class

07/01/2018 - 12/31/2018+	11.69	0.15	(0.97)	(0.82)	(0.15)	(0.39)	0.00	(0.54)

06/30/2018	10.99	0.31	0.66	0.97	(0.25)	(0.02)	0.00	(0.27)

06/30/2017	9.83	0.24	1.07	1.31	(0.15)	0.00	0.00	(0.15)

06/30/2016	10.07	0.27	(0.27)	0.00	(0.21)	(0.03)	0.00	(0.24)

12/31/2014 - 06/30/2015	10.00	0.11	0.00	0.11	(0.04)	0.00	0.00	(0.04)
Class A

07/01/2018 - 12/31/2018+	11.67	0.14	(0.97)	(0.83)	(0.14)	(0.39)	0.00	(0.53)

06/30/2018	10.98	0.23	0.70	0.93	(0.22)	(0.02)	0.00	(0.24)

06/30/2017	9.83	0.32	0.97	1.29	(0.14)	0.00	0.00	(0.14)

06/30/2016	10.07	0.25	(0.27)	(0.02)	(0.19)	(0.03)	0.00	(0.22)

12/31/2014 - 06/30/2015	10.00	0.10	0.00	0.10	(0.03)	0.00	0.00	(0.03)

PIMCO REALPATH® Blend 2045 Fund
Institutional Class

07/01/2018 - 12/31/2018+	$11.79	$0.16	$(1.01)	$(0.85)	$(0.18)	$(0.48)	$0.00	$(0.66)

06/30/2018	11.00	0.28	0.77	1.05	(0.26)	0.00	0.00	(0.26)

06/30/2017	9.79	0.35	1.02	1.37	(0.16)	0.00	0.00	(0.16)

06/30/2016	10.10	0.27	(0.32)	(0.05)	(0.23)	(0.03)	0.00	(0.26)

12/31/2014 - 06/30/2015	10.00	0.12	0.03	0.15	(0.05)	0.00	0.00	(0.05)
Administrative Class

07/01/2018 - 12/31/2018+	11.77	0.15	(1.03)	(0.88)	(0.16)	(0.48)	0.00	(0.64)

06/30/2018	10.99	0.31	0.71	1.02	(0.24)	0.00	0.00	(0.24)

06/30/2017	9.79	0.25	1.09	1.34	(0.14)	0.00	0.00	(0.14)

06/30/2016	10.09	0.24	(0.31)	(0.07)	(0.20)	(0.03)	0.00	(0.23)

12/31/2014 - 06/30/2015	10.00	0.14	(0.01)	0.13	(0.04)	0.00	0.00	(0.04)
Class A

07/01/2018 - 12/31/2018+	11.77	0.13	(1.02)	(0.89)	(0.15)	(0.48)	0.00	(0.63)

06/30/2018	10.99	0.22	0.77	0.99	(0.21)	0.00	0.00	(0.21)

06/30/2017	9.80	0.32	0.99	1.31	(0.12)	0.00	0.00	(0.12)

06/30/2016	10.09	0.22	(0.31)	(0.09)	(0.17)	(0.03)	0.00	(0.20)

12/31/2014 - 06/30/2015	10.00	0.09	0.03	0.12	(0.03)	0.00	0.00	(0.03)

30	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.28	(6.46)%	$23,482	0.06	%*	0.07	%*	0.06	%*	0.07	%*	3.06	%*	5%

11.58	8.56	16,958	0.06		0.07		0.06		0.07		2.52		101

10.91	13.29	17,276	0.06		0.07		0.06		0.07		2.95		20

9.83	0.64	5,958	0.05		0.05		0.05		0.05		3.05		56

10.04	0.89	3,027	0.05	*	0.58	*	0.05	*	0.58	*	2.48	*	6

10.27	(6.58)	15,939	0.31	*	0.32	*	0.31	*	0.32	*	2.70	*	5

11.57	8.29	17,270	0.31		0.32		0.31		0.32		2.69		101

10.91	13.01	34	0.31		0.32		0.31		0.32		2.35		20

9.83	0.34	10	0.30		0.30		0.30		0.30		2.69		56

10.04	0.77	10	0.30	*	0.83	*	0.30	*	0.83	*	2.22	*	6

10.30	(6.76)	4,806	0.56	*	0.57	*	0.56	*	0.57	*	2.49	*	5

11.61	8.06	4,330	0.56		0.57		0.56		0.57		2.10		101

10.94	12.66	3,296	0.56		0.57		0.56		0.57		2.96		20

9.88	0.21	10	0.55		0.55		0.55		0.55		2.10		56

10.03	0.65	22	0.55	*	1.08	*	0.55	*	1.08	*	2.33	*	6

$10.34	(7.13)%	$37,872	0.06	%*	0.07	%*	0.06	%*	0.07	%*	2.93	%*	15%

11.71	9.17	26,413	0.06		0.07		0.06		0.07		2.50		95

11.00	13.73	24,381	0.06		0.07		0.06		0.07		3.16		15

9.84	0.48	3,509	0.05		0.05		0.05		0.05		2.90		43

10.07	1.19	3,036	0.05	*	0.58	*	0.05	*	0.58	*	2.39	*	6

10.33	(7.16)	10,708	0.31	*	0.32	*	0.31	*	0.32	*	2.60	*	15

11.69	8.90	11,003	0.31		0.32		0.31		0.32		2.66		95

10.99	13.48	52	0.31		0.32		0.31		0.32		2.33		15

9.83	0.14	36	0.30		0.30		0.30		0.30		2.89		43

10.07	1.08	12	0.30	*	0.83	*	0.30	*	0.83	*	2.20	*	6

10.31	(7.29)	5,947	0.56	*	0.57	*	0.56	*	0.57	*	2.40	*	15

11.67	8.52	5,484	0.56		0.57		0.56		0.57		2.03		95

10.98	13.24	5,285	0.56		0.57		0.56		0.57		2.98		15

9.83	(0.10)	30	0.55		0.55		0.55		0.55		2.63		43

10.07	0.98	11	0.55	*	1.08	*	0.55	*	1.08	*	1.93	*	6

$10.28	(7.42)%	$47,663	0.06	%*	0.07	%*	0.06	%*	0.07	%*	2.80	%*	4%

11.79	9.57	41,708	0.06		0.07		0.06		0.07		2.43		105

11.00	14.12	36,311	0.06		0.07		0.06		0.07		3.27		10

9.79	(0.45)	3,415	0.05		0.05		0.05		0.05		2.84		41

10.10	1.48	3,044	0.05	*	0.58	*	0.05	*	0.58	*	2.37	*	6

10.25	(7.63)	9,661	0.31	*	0.32	*	0.31	*	0.32	*	2.49	*	4

11.77	9.31	10,287	0.31		0.32		0.31		0.32		2.58		105

10.99	13.77	60	0.31		0.32		0.31		0.32		2.35		10

9.79	(0.63)	39	0.30		0.30		0.30		0.30		2.55		41

10.09	1.33	39	0.30	*	0.83	*	0.30	*	0.83	*	2.69	*	6

10.25	(7.74)	3,584	0.56	*	0.57	*	0.56	*	0.57	*	2.27	*	4

11.77	9.01	3,569	0.56		0.57		0.56		0.57		1.93		105

10.99	13.50	3,071	0.56		0.57		0.56		0.57		2.94		10

9.80	(0.81)	10	0.55		0.55		0.55		0.55		2.31		41

10.09	1.16	10	0.55	*	1.08	*	0.55	*	1.08	*	1.86	*	6

SEMIANNUAL REPORT	DECEMBER 31, 2018	31

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® Blend 2050 Fund
Institutional Class

07/01/2018 - 12/31/2018+	$11.86	$0.16	$(1.06)	$(0.90)	$(0.17)	$(0.50)	$0.00	$(0.67)

06/30/2018	11.05	0.28	0.79	1.07	(0.26)	0.00	0.00	(0.26)

06/30/2017	9.82	0.35	1.05	1.40	(0.17)	0.00	0.00	(0.17)

06/30/2016	10.11	0.27	(0.32)	(0.05)	(0.21)	(0.03)	0.00	(0.24)

12/31/2014 - 06/30/2015	10.00	0.12	0.04	0.16	(0.05)	0.00	0.00	(0.05)
Administrative Class

07/01/2018 - 12/31/2018+	11.84	0.14	(1.05)	(0.91)	(0.16)	(0.50)	0.00	(0.66)

06/30/2018	11.04	0.31	0.73	1.04	(0.24)	0.00	0.00	(0.24)

06/30/2017	9.82	0.24	1.13	1.37	(0.15)	0.00	0.00	(0.15)

06/30/2016	10.10	0.24	(0.30)	(0.06)	(0.19)	(0.03)	0.00	(0.22)

12/31/2014 - 06/30/2015	10.00	0.12	0.02	0.14	(0.04)	0.00	0.00	(0.04)
Class A

07/01/2018 - 12/31/2018+	11.80	0.13	(1.05)	(0.92)	(0.14)	(0.50)	0.00	(0.64)

06/30/2018	11.00	0.22	0.79	1.01	(0.21)	0.00	0.00	(0.21)

06/30/2017	9.80	0.30	1.03	1.33	(0.13)	0.00	0.00	(0.13)

06/30/2016	10.10	0.23	(0.32)	(0.09)	(0.18)	(0.03)	0.00	(0.21)

12/31/2014 - 06/30/2015	10.00	0.10	0.03	0.13	(0.03)	0.00	0.00	(0.03)

PIMCO REALPATH® Blend 2055 Fund
Institutional Class

07/01/2018 - 12/31/2018+	$11.74	$0.17	$(1.06)	$(0.89)	$(0.12)	$(0.42)	$0.00	$(0.54)

06/30/2018	11.02	0.28	0.77	1.05	(0.33)	0.00	0.00	(0.33)

06/30/2017	9.80	0.27	1.12	1.39	(0.17)	0.00	0.00	(0.17)

06/30/2016	10.11	0.27	(0.33)	(0.06)	(0.22)	(0.03)	0.00	(0.25)

12/31/2014 - 06/30/2015	10.00	0.12	0.04	0.16	(0.05)	0.00	0.00	(0.05)
Administrative Class

07/01/2018 - 12/31/2018+	11.75	0.16	(1.07)	(0.91)	(0.11)	(0.42)	0.00	(0.53)

06/30/2018	11.03	0.30	0.73	1.03	(0.31)	0.00	0.00	(0.31)

06/30/2017	9.80	0.22	1.15	1.37	(0.14)	0.00	0.00	(0.14)

06/30/2016	10.11	0.24	(0.33)	(0.09)	(0.19)	(0.03)	0.00	(0.22)

12/31/2014 - 06/30/2015	10.00	0.11	0.04	0.15	(0.04)	0.00	0.00	(0.04)
Class A

07/01/2018 - 12/31/2018+	11.69	0.13	(1.05)	(0.92)	(0.09)	(0.42)	0.00	(0.51)

06/30/2018	10.98	0.21	0.78	0.99	(0.28)	0.00	0.00	(0.28)

06/30/2017	9.79	0.31	1.01	1.32	(0.13)	0.00	0.00	(0.13)

06/30/2016	10.09	0.22	(0.32)	(0.10)	(0.17)	(0.03)	0.00	(0.20)

12/31/2014 - 06/30/2015	10.00	0.13	0.00	0.13	(0.04)	0.00	0.00	(0.04)

PIMCO REALPATH® Blend Income Fund
Institutional Class

07/01/2018 - 12/31/2018+	$10.92	$0.19	$(0.57)	$(0.38)	$(0.21)	$0.00	$0.00	$(0.21)

06/30/2018	10.54	0.32	0.26	0.58	(0.20)	0.00	0.00	(0.20)

06/30/2017	9.92	0.31	0.56	0.87	(0.25)	0.00	0.00	(0.25)

06/30/2016	9.95	0.32	0.00	0.32	(0.32)	(0.02)	(0.01)	(0.35)

12/31/2014 - 06/30/2015	10.00	0.10	(0.10)	0.00	(0.05)	0.00	0.00	(0.05)
Administrative Class

07/01/2018 - 12/31/2018+	10.92	0.17	(0.56)	(0.39)	(0.20)	0.00	0.00	(0.20)

06/30/2018	10.55	0.33	0.22	0.55	(0.18)	0.00	0.00	(0.18)

06/30/2017	9.92	0.28	0.57	0.85	(0.22)	0.00	0.00	(0.22)

06/30/2016	9.94	0.29	0.01	0.30	(0.29)	(0.02)	(0.01)	(0.32)

12/31/2014 - 06/30/2015	10.00	0.09	(0.11)	(0.02)	(0.04)	0.00	0.00	(0.04)
Class A

07/01/2018 - 12/31/2018+	10.88	0.16	(0.56)	(0.40)	(0.19)	0.00	0.00	(0.19)

06/30/2018	10.52	0.27	0.25	0.52	(0.16)	0.00	0.00	(0.16)

06/30/2017	9.91	0.31	0.51	0.82	(0.21)	0.00	0.00	(0.21)

06/30/2016	9.94	0.28	(0.01)	0.27	(0.27)	(0.02)	(0.01)	(0.30)

12/31/2014 - 06/30/2015	10.00	0.13	(0.15)	(0.02)	(0.04)	0.00	0.00	(0.04)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

32	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.29	(7.77)%	$55,160	0.06	%*	0.07	%*	0.06	%*	0.07	%*	2.73	%*	5%

11.86	9.69	50,057	0.06		0.07		0.06		0.07		2.39		108

11.05	14.40	43,554	0.06		0.07		0.06		0.07		3.26		10

9.82	(0.40)	3,934	0.05		0.05		0.05		0.05		2.86		38

10.11	1.59	3,046	0.05	*	0.58	*	0.05	*	0.58	*	2.39	*	6

10.27	(7.89)	13,754	0.31	*	0.32	*	0.31	*	0.32	*	2.43	*	5

11.84	9.44	14,382	0.31		0.32		0.31		0.32		2.58		108

11.04	14.05	21	0.31		0.32		0.31		0.32		2.26		10

9.82	(0.60)	13	0.30		0.30		0.30		0.30		2.53		38

10.10	1.39	14	0.30	*	0.83	*	0.30	*	0.83	*	2.33	*	6

10.24	(7.94)	3,793	0.56	*	0.57	*	0.56	*	0.57	*	2.20	*	5

11.80	9.20	3,782	0.56		0.57		0.56		0.57		1.90		108

11.00	13.74	3,440	0.56		0.57		0.56		0.57		2.79		10

9.80	(0.89)	110	0.55		0.55		0.55		0.55		2.47		38

10.10	1.31	15	0.55	*	1.08	*	0.55	*	1.08	*	2.05	*	6

$10.31	(7.70)%	$17,037	0.06	%*	0.07	%*	0.06	%*	0.07	%*	2.90	%*	3%

11.74	9.56	10,558	0.06		0.07		0.06		0.07		2.43		67

11.02	14.35	6,555	0.06		0.07		0.06		0.07		2.56		14

9.80	(0.47)	3,388	0.05		0.05		0.05		0.05		2.83		38

10.11	1.58	3,048	0.05	*	0.58	*	0.05	*	0.58	*	2.39	*	5

10.31	(7.87)	290	0.31	*	0.32	*	0.31	*	0.32	*	2.78	*	3

11.75	9.37	152	0.31		0.32		0.31		0.32		2.54		67

11.03	14.11	16	0.31		0.32		0.31		0.32		2.11		14

9.80	(0.77)	11	0.30		0.30		0.30		0.30		2.54		38

10.11	1.47	11	0.30	*	0.83	*	0.30	*	0.83	*	2.18	*	5

10.26	(7.95)	2,107	0.56	*	0.57	*	0.56	*	0.57	*	2.21	*	3

11.69	9.04	2,038	0.56		0.57		0.56		0.57		1.85		67

10.98	13.62	1,799	0.56		0.57		0.56		0.57		2.85		14

9.79	(0.94)	60	0.55		0.55		0.55		0.55		2.29		38

10.09	1.28	66	0.55	*	1.08	*	0.55	*	1.08	*	2.53	*	5

$10.33	(3.48)%	$14,712	0.04	%*	0.05	%*	0.04	%*	0.05	%*	3.53	%*	31%

10.92	5.52	7,556	0.04		0.04		0.04		0.04		2.91		34

10.54	8.85	6,027	0.04		0.05		0.04		0.05		2.95		30

9.92	3.33	3,317	0.03		0.03		0.03		0.03		3.34		41

9.95	(0.02)	3,035	0.03	*	0.56	*	0.03	*	0.56	*	2.03	*	4

10.33	(3.61)	11,615	0.29	*	0.30	*	0.29	*	0.30	*	3.16	*	31

10.92	5.17	13,340	0.29		0.29		0.29		0.29		2.98		34

10.55	8.71	74	0.29		0.30		0.29		0.30		2.68		30

9.92	3.08	50	0.28		0.28		0.28		0.28		2.95		41

9.94	(0.21)	14	0.28	*	0.81	*	0.28	*	0.81	*	1.84	*	4

10.29	(3.72)	4,686	0.54	*	0.55	*	0.54	*	0.55	*	3.02	*	31

10.88	4.91	3,535	0.54		0.54		0.54		0.54		2.51		34

10.52	8.39	1,661	0.54		0.55		0.54		0.55		2.91		30

9.91	2.75	70	0.53		0.53		0.53		0.53		2.84		41

9.94	(0.22)	73	0.53	*	1.06	*	0.53	*	1.06	*	2.61	*	4

SEMIANNUAL REPORT	DECEMBER 31, 2018	33

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO REALPATH® Blend 2020 Fund	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund

Assets:

Investments, at value
Investments in securities*	$14,064	$19,171	$29,174	$28,194
Investments in Affiliates	22,432	20,266	22,546	16,116
Financial Derivative Instruments
Exchange-traded or centrally cleared	158	169	0	0
Cash	0	0	0	59
Receivable for investments sold	221	97	316	414
Receivable for investments in Affiliates sold	702	362	54	48
Receivable for Fund shares sold	11	296	29	27
Dividends receivable from Affiliates	74	67	72	51
Reimbursement receivable from PIMCO	2	2	3	2
Total Assets	37,664	40,430	52,194	44,911

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$16	$19	$0	$0
Over the counter	52	64	89	83
Payable for investments purchased	220	407	624	543
Payable for investments in Affiliates purchased	824	119	72	51
Payable for Fund shares redeemed	0	1	16	0
Accrued investment advisory fees	0	0	1	1
Accrued supervisory and administrative fees	2	1	2	2
Accrued distribution fees	3	4	4	3
Accrued servicing fees	1	1	1	1
Total Liabilities	1,118	616	809	684

Net Assets	$36,546	$39,814	$51,385	$44,227

Net Assets Consist of:

Paid in capital	$38,763	$42,678	$55,196	$47,380
Distributable earnings (accumulated loss)	(2,217)	(2,864)	(3,811)	(3,153)

Net Assets	$36,546	$39,814	$51,385	$44,227

Cost of investments in securities	$15,317	$20,409	$31,969	$30,681
Cost of investments in Affiliates	$23,084	$21,088	$23,328	$16,638
Cost or premiums of financial derivative instruments, net	$124	$137	$0	$0

* Includes repurchase agreements of:	$217	$220	$596	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

34	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend Income Fund

$39,358	$47,378	$59,241	$15,888	$11,115
15,685	14,363	14,882	3,972	19,512

0	0	0	0	135
1	1	1	1	47
424	549	545	48	0
0	0	97	95	802
65	13	18	8	7
49	44	44	12	68
3	3	4	1	2
55,585	62,351	74,832	20,025	31,688

$0	$0	$0	$0	$14
103	130	157	37	39
898	1,262	1,867	540	544
49	44	44	12	68
0	1	50	0	5
2	1	1	1	0
2	2	2	1	2
2	2	3	0	2
2	1	1	0	1
1,058	1,443	2,125	591	675

$54,527	$60,908	$72,707	$19,434	$31,013

$58,838	$65,722	$78,578	$20,934	$32,437
(4,311)	(4,814)	(5,871)	(1,500)	(1,424)

$54,527	$60,908	$72,707	$19,434	$31,013

$42,710	$51,651	$64,622	$17,269	$11,598
$16,169	$14,814	$15,317	$4,050	$20,130
$0	$0	$0	$0	$107

$356	$288	$394	$337	$0

SEMIANNUAL REPORT	DECEMBER 31, 2018	35

Statements of Assets and Liabilities (Cont.)

	PIMCO REALPATH® Blend 2020 Fund	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund

Net Assets:

Institutional Class	$19,730	$16,253	$28,397	$23,482
Administrative Class	11,625	18,775	17,851	15,939
Class A	5,191	4,786	5,137	4,806

Shares Issued and Outstanding:

Institutional Class	1,938	1,589	2,758	2,285
Administrative Class	1,142	1,838	1,736	1,552
Class A	510	469	500	466

Net Asset Value Per Share Outstanding:

Institutional Class	$10.19	$10.23	$10.30	$10.28
Administrative Class	10.18	10.21	10.29	10.27
Class A	10.17	10.22	10.27	10.30

36	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend Income Fund

$37,872	$47,663	$55,160	$17,037	$14,712
10,708	9,661	13,754	290	11,615
5,947	3,584	3,793	2,107	4,686

3,662	4,639	5,360	1,654	1,425
1,037	942	1,339	28	1,124
577	350	371	205	455

$10.34	$10.28	$10.29	$10.31	$10.33
10.33	10.25	10.27	10.31	10.33
10.31	10.25	10.24	10.26	10.29

SEMIANNUAL REPORT	DECEMBER 31, 2018	37

Statements of Operations

Six Months Ended December 31, 2018
(Amounts in thousands†)	PIMCO REALPATH® Blend 2020 Fund	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund

Investment Income:

Interest	$2	$2	$4	$2
Dividends	183	245	364	369
Dividends from Investments in Affiliates	442	399	420	300
Total Income	627	646	788	671

Expenses:

Investment advisory fees	2	2	5	7
Supervisory and administrative fees	10	10	11	11
Distribution and/or servicing fees - Administrative Class	15	25	25	21
Servicing fees - Class A	7	6	6	6
Trustee fees	2	2	3	2
Interest expense	0	0	0	0
Miscellaneous expense	1	1	1	1
Total Expenses	37	46	51	48
Waiver and/or Reimbursement by PIMCO	(2)	(2)	(2)	(2)
Net Expenses	35	44	49	46

Net Investment Income (Loss)	592	602	739	625

Net Realized Gain (Loss):

Investments in securities	(165)	(758)	(164)	(106)
Investments in Affiliates	(151)	(70)	(56)	(39)
Net capital gain distributions received from investments	16	21	32	31
Net capital gain distributions received from Affiliate investments	26	35	40	24
Exchange-traded or centrally cleared financial derivative instruments	37	38	9	3
Over the counter financial derivative instruments	(93)	(107)	(159)	(130)

Net Realized Gain (Loss)	(330)	(841)	(298)	(217)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(1,422)	(1,387)	(3,250)	(3,048)
Investments in Affiliates	(372)	(459)	(523)	(339)
Exchange-traded or centrally cleared financial derivative instruments	44	38	0	0
Over the counter financial derivative instruments	(79)	(101)	(141)	(145)

Net Change in Unrealized Appreciation (Depreciation)	(1,829)	(1,909)	(3,914)	(3,532)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,567)	$(2,148)	$(3,473)	$(3,124)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

38	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend Income Fund

$3	$5	$6	$1	$2
479	616	761	186	125
277	256	259	61	394
759	877	1,026	248	521

8	9	11	2	1
13	11	12	4	9
14	13	18	0	16
8	5	5	3	6
2	3	4	1	1
0	0	1	0	0
1	1	2	1	1
46	42	53	11	34
(3)	(3)	(4)	(1)	(2)
43	39	49	10	32

716	838	977	238	489

(492)	(115)	(98)	(26)	(202)
(12)	(11)	(6)	(7)	(97)
43	52	64	17	0
22	19	19	5	18
1	(2)	(2)	(2)	28
(175)	(192)	(225)	(67)	(81)

(613)	(249)	(248)	(80)	(334)

(3,972)	(5,083)	(6,357)	(1,658)	(1,010)
(315)	(278)	(280)	(58)	(334)
0	0	0	0	36
(179)	(235)	(293)	(62)	(61)

(4,466)	(5,596)	(6,930)	(1,778)	(1,369)

$(4,363)	$(5,007)	$(6,201)	$(1,620)	$(1,214)

SEMIANNUAL REPORT	DECEMBER 31, 2018	39

Statements of Changes in Net Assets

	PIMCO REALPATH® Blend 2020 Fund		PIMCO REALPATH® Blend 2025 Fund		PIMCO REALPATH® Blend 2030 Fund		PIMCO REALPATH® Blend 2035 Fund

(Amounts in thousands†)	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$592	$586	$602	$622	$739	$756	$625	$780
Net realized gain (loss)	(330)	602	(841)	742	(298)	1,249	(217)	1,600
Net change in unrealized appreciation (depreciation)	(1,829)	(600)	(1,909)	(648)	(3,914)	(754)	(3,532)	(605)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,567)	588	(2,148)	716	(3,473)	1,251	(3,124)	1,775

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(691)	(202)	(555)	(134)	(1,135)	(315)	(1,198)	(397)
Administrative Class	(403)	(187)	(646)	(256)	(725)	(269)	(825)	(216)
Class A	(172)	(56)	(159)	(70)	(201)	(69)	(241)	(72)

Total Distributions(a)	(1,266)	(445)	(1,360)	(460)	(2,061)	(653)	(2,264)	(685)

Portfolio Share Transactions:

Net increase (decrease) resulting from Fund share transactions**	10,858	17,462	11,759	21,249	18,662	21,524	11,057	16,862

Total Increase (Decrease) in Net Assets	8,025	17,605	8,251	21,505	13,128	22,122	5,669	17,952

Net Assets:

Beginning of period	28,521	10,916	31,563	10,058	38,257	16,135	38,558	20,606
End of period	$36,546	$28,521	$39,814	$31,563	$51,385	$38,257	$44,227	$38,558

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

40	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO REALPATH® Blend 2040 Fund		PIMCO REALPATH® Blend 2045 Fund		PIMCO REALPATH® Blend 2050 Fund		PIMCO REALPATH® Blend 2055 Fund		PIMCO REALPATH® Blend Income Fund

Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018

$716	$906	$838	$1,163	$977	$1,410	$238	$242	$489	$495
(613)	2,088	(249)	2,827	(248)	3,472	(80)	788	(334)	(32)
(4,466)	(326)	(5,596)	(186)	(6,930)	(173)	(1,778)	(190)	(1,369)	(68)

(4,363)	2,668	(5,007)	3,804	(6,201)	4,709	(1,620)	840	(1,214)	395

(1,866)	(633)	(2,875)	(858)	(3,375)	(1,050)	(822)	(229)	(267)	(121)
(535)	(167)	(578)	(135)	(841)	(185)	(14)	(1)	(224)	(171)
(291)	(110)	(209)	(63)	(227)	(65)	(101)	(45)	(84)	(38)

(2,692)	(910)	(3,662)	(1,056)	(4,443)	(1,300)	(937)	(275)	(575)	(330)

18,682	11,424	14,013	13,374	15,130	17,797	9,243	3,813	8,371	16,604

11,627	13,182	5,344	16,122	4,486	21,206	6,686	4,378	6,582	16,669

42,900	29,718	55,564	39,442	68,221	47,015	12,748	8,370	24,431	7,762
$54,527	$42,900	$60,908	$55,564	$72,707	$68,221	$19,434	$12,748	$31,013	$24,431

SEMIANNUAL REPORT	DECEMBER 31, 2018	41

Schedule of Investments PIMCO REALPATH® Blend 2020 Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 38.4%

MUTUAL FUNDS 37.8%

Vanguard Developed Markets Index Fund ‘Admiral’	321,573	$	3,846

Vanguard Emerging Markets Stock Index Fund ‘Admiral’	56,103		1,782

Vanguard Institutional Index Fund ‘Institutional’	32,373		7,366

Vanguard Small-Cap Index Fund ‘Admiral’	13,486		853

Total Mutual Funds (Cost $15,100)			13,847

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (b) 0.6%
			217

Total Short-Term Instruments (Cost $217)			217

Total Investments in Securities (Cost $15,317)			14,064

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 61.5%

MUTUAL FUNDS (a) 57.4%

PIMCO Emerging Markets Local Currency and Bond Fund	134,951	$	885

PIMCO High Yield Fund	210,337		1,741

PIMCO Income Fund	459,419		5,426

PIMCO International Bond Fund (U.S. Dollar-Hedged)	189,178		2,013

PIMCO Long Duration Total Return Fund	122,279		1,230

PIMCO Long-Term Credit Bond Fund	112,572		1,228

PIMCO Long-Term Real Return Fund	208,543		1,631

PIMCO Real Return Fund	294,477		3,110

PIMCO Total Return Fund	371,278		3,687

Total Mutual Funds (Cost $21,603)			20,951

	SHARES		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.1%

PIMCO Short-Term Floating NAV Portfolio III	149,839	$	1,481

Total Short-Term Instruments (Cost $1,481)			1,481

Total Investments in Affiliates (Cost $23,084)			22,432

Total Investments 99.9% (Cost $38,401)		$	36,496

Financial Derivative Instruments (c)(d) 0.2% (Cost or Premiums, net $124)			90

Other Assets and Liabilities, net (0.1)%			(40)

Net Assets 100.0%		$	36,546

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$217	U.S. Treasury Notes 2.875% due 09/30/2023	$(225)	$217	$217

Total Repurchase Agreements						$(225)	$217	$217

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$217	$0	$0	$217	$(225)	$(8)

Total Borrowings and Other Financing Transactions	$217	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	$2,000.000	03/15/2019	5	$0	$17	$4
Put - CBOE S&P 500	2,175.000	03/15/2019	4	0	22	8
Put - CBOE S&P 500	1,975.000	06/21/2019	8	1	32	18

42	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	$2,175.000	06/21/2019	6	$1	$20	$28
Put - CBOE S&P 500	2,100.000	09/30/2019	6	1	37	33
Put - CBOE S&P 500	2,300.000	09/30/2019	7	1	24	67

Total Purchased Options					$152	$158

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	$1,725.000	03/15/2019	4	$0	$(7)	$(1)
Put - CBOE S&P 500	1,650.000	06/21/2019	8	1	(10)	(5)
Put - CBOE S&P 500	1,725.000	09/30/2019	6	1	(11)	(10)

Total Written Options					$(28)	$(16)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$158	$0	$0	$158	$(16)	$0	$0		$(16)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	DWRTFT Index	33	1-Month USD-LIBOR plus a specified spread	Monthly	08/26/2019	$448	$0	$(1)	$0	$(1)
	Receive	DWRTFT Index	63	1-Month USD-LIBOR plus a specified spread	Monthly	11/06/2019	606	0	(19)	0	(19)

CBK	Receive	BCOMTR Index	2,916	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	633	0	(28)	0	(28)

JPM	Receive	BCOMTR Index	523	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	87	0	(4)	0	(4)

Total Swap Agreements								$0	$(52)	$0	$(52)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$0	$0	$0	$0	$(20)	$(20)	$(20)	$0	$(20)
CBK	0	0	0	0	0	0	(28)	(28)	(28)	0	(28)
JPM	0	0	0	0	0	0	(4)	(4)	(4)	0	(4)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(52)	$(52)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	43

Schedule of Investments PIMCO REALPATH® Blend 2020 Fund (Cont.)

December 31, 2018 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$158	$0	$0	$158

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$16	$0	$0	$16

Over the counter
Swap Agreements	$32	$0	$20	$0	$0	$52

	$32	$0	$36	$0	$0	$68

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$46	$0	$0	$46
Written Options	0	0	(17)	0	0	(17)
Futures	0	0	8	0	0	8

	$0	$0	$37	$0	$0	$37

Over the counter
Swap Agreements	$(61)	$0	$(32)	$0	$0	$(93)

	$(61)	$0	$5	$0	$0	$(56)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$40	$0	$0	$40
Written Options	0	0	4	0	0	4

	$0	$0	$44	$0	$0	$44

Over the counter
Swap Agreements	$(30)	$0	$(49)	$0	$0	$(79)

	$(30)	$0	$(5)	$0	$0	$(35)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Mutual Funds	$13,847	$0	$0	$13,847
Short-Term Instruments
Repurchase Agreements	0	217	0	217

	$13,847	$217	$0	$14,064

Investments in Affiliates, at Value
Mutual Funds	20,951	0	0	20,951
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1,481	0	0	1,481

	$22,432	$0	$0	$22,432

Total Investments	$36,279	$217	$0	$36,496

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$158	$0	$158

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(16)	0	(16)
Over the counter	0	(52)	0	(52)

	$0	$(68)	$0	$(68)

Total Financial Derivative Instruments	$0	$90	$0	$90

Totals	$36,279	$307	$0	$36,586

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

44	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® Blend 2025 Fund

December 31, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 48.2%

MUTUAL FUNDS 47.6%

Vanguard Developed Markets Index Fund ‘Institutional’	447,927	$5,362

Vanguard Emerging Markets Stock Index Fund ‘Admiral’	76,362	2,425

Vanguard Institutional Index Fund ‘Institutional’	44,062	10,026

Vanguard Small-Cap Index Fund ‘Admiral’	17,990	1,138

Total Mutual Funds (Cost $20,189)		18,951

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (b) 0.6%
		220

Total Short-Term Instruments (Cost $220)		220

Total Investments in Securities (Cost $20,409)		19,171

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 50.9%

MUTUAL FUNDS (a) 46.3%

PIMCO Emerging Markets Local Currency and Bond Fund	120,320	$789

PIMCO High Yield Fund	179,912	1,490

PIMCO Income Fund	335,508	3,962

PIMCO International Bond Fund (U.S. Dollar-Hedged)	127,009	1,351

PIMCO Long Duration Total Return Fund	188,994	1,901

PIMCO Long-Term Credit Bond Fund	174,005	1,898

PIMCO Long-Term Real Return Fund	321,965	2,518

PIMCO Real Return Fund	194,853	2,058

PIMCO Total Return Fund	247,407	2,457

Total Mutual Funds (Cost $19,246)		18,424

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.6%

PIMCO Short-Term Floating NAV Portfolio III	186,354	$1,842

Total Short-Term Instruments (Cost $1,842)		1,842

Total Investments in Affiliates (Cost $21,088)		20,266

Total Investments 99.1% (Cost $41,497)		$39,437

Financial Derivative Instruments (c)(d) 0.2% (Cost or Premiums, net $137)		86

Other Assets and Liabilities, net 0.7%		291

Net Assets 100.0%		$39,814

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$220	U.S. Treasury Notes 2.875% due 09/30/2023	$(225)	$220	$220

Total Repurchase Agreements						$(225)	$220	$220

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$220	$0	$0	$220	$(225)	$(5)

Total Borrowings and Other Financing Transactions	$220	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	$2,000.000	03/15/2019	6	$1	$21	$5
Put - CBOE S&P 500	2,175.000	03/15/2019	5	0	27	10
Put - CBOE S&P 500	1,975.000	06/21/2019	9	1	36	21

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	45

Schedule of Investments PIMCO REALPATH® Blend 2025 Fund (Cont.)

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	$2,175.000	06/21/2019	6	$0	$21	$28
Put - CBOE S&P 500	2,100.000	09/30/2019	7	1	43	38
Put - CBOE S&P 500	2,300.000	09/30/2019	7	1	24	67

Total Purchased Options					$172	$169

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	$1,725.000	03/15/2019	5	$0	$(8)	$(1)
Put - CBOE S&P 500	1,650.000	06/21/2019	9	1	(11)	(6)
Put - CBOE S&P 500	1,725.000	09/30/2019	7	1	(14)	(12)

Total Written Options					$(33)	$(19)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$169	$0	$0	$169	$(19)	$0	$0	$(19)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	DWRTFT Index	43	1-Month USD-LIBOR plus a specified spread	Monthly	08/26/2019	$541	$0	$(1)	$0	$(1)
	Receive	DWRTFT Index	92	1-Month USD-LIBOR plus a specified spread	Monthly	11/06/2019	885	0	(27)	0	(27)

CBK	Receive	BCOMTR Index	3,596	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	806	(2)	(34)	0	(36)

JPM	Receive	BCOMTR Index	41	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	7	0	0	0	0

Total Swap Agreements								$(2)	$(62)	$0	$(64)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$0	$0	$0	$0	$(28)	$(28)	$(28)	$0	$(28)
CBK	0	0	0	0	0	0	(36)	(36)	(36)	0	(36)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(64)	$(64)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

46	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$169	$0	$0	$169

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$19	$0	$0	$19

Over the counter
Swap Agreements	$36	$0	$28	$0	$0	$64

	$36	$0	$47	$0	$0	$83

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$50	$0	$0	$50
Written Options	0	0	(18)	0	0	(18)
Futures	0	0	6	0	0	6

	$0	$0	$38	$0	$0	$38

Over the counter
Swap Agreements	$(67)	$0	$(40)	$0	$0	$(107)

	$(67)	$0	$(2)	$0	$0	$(69)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$32	$0	$0	$32
Written Options	0	0	6	0	0	6

	$0	$0	$38	$0	$0	$38

Over the counter
Swap Agreements	$(33)	$0	$(68)	$0	$0	$(101)

	$(33)	$0	$(30)	$0	$0	$(63)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Mutual Funds	$18,951	$0	$0	$18,951
Short-Term Instruments
Repurchase Agreements	0	220	0	220

	$18,951	$220	$0	$19,171

Investments in Affiliates, at Value
Mutual Funds	18,424	0	0	18,424
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1,842	0	0	1,842

	$20,266	$0	$0	$20,266

Total Investments	$39,217	$220	$0	$39,437

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$169	$0	$169

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(19)	0	(19)
Over the counter	0	(64)	0	(64)

	$0	$(83)	$0	$(83)

Total Financial Derivative Instruments	$0	$86	$0	$86

Totals	$39,217	$306	$0	$39,523

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	47

Schedule of Investments PIMCO REALPATH® Blend 2030 Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 56.8%

MUTUAL FUNDS 55.6%

Vanguard Developed Markets Index Fund ‘Institutional’	662,701	$7,933

Vanguard Emerging Markets Stock Index Fund ‘Admiral’	115,818	3,678

Vanguard Institutional Index Fund ‘Institutional’	66,825	15,206

Vanguard Small-Cap Index Fund ‘Admiral’	27,844	1,761

Total Mutual Funds (Cost $31,373)		28,578

SHORT-TERM INSTRUMENTS 1.2%

REPURCHASE AGREEMENTS (b) 1.2%
		596

Total Short-Term Instruments (Cost $596)		596

Total Investments in Securities (Cost $31,969)		29,174

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 43.9%

MUTUAL FUNDS (a) 37.9%

PIMCO Emerging Markets Local Currency and Bond Fund	122,247	$802

PIMCO High Yield Fund	195,040	1,615

PIMCO Income Fund	327,968	3,873

PIMCO International Bond Fund (U.S. Dollar-Hedged)	114,765	1,221

PIMCO Long Duration Total Return Fund	233,779	2,352

PIMCO Long-Term Credit Bond Fund	217,102	2,369

PIMCO Long-Term Real Return Fund	393,027	3,073

PIMCO Real Return Fund	180,047	1,901

PIMCO Total Return Fund	228,451	2,269

Total Mutual Funds (Cost $20,257)		19,475

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 6.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.0%

PIMCO Short-Term Floating NAV Portfolio III	310,719	$3,071

Total Short-Term Instruments (Cost $3,071)		3,071

Total Investments in Affiliates (Cost $23,328)		22,546

Total Investments 100.7% (Cost $55,297)		$51,720

Financial Derivative Instruments (c) (0.2)% (Cost or Premiums, net $0)		(89)

Other Assets and Liabilities, net (0.5)%		(246)

Net Assets 100.0%		$51,385

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$596	U.S. Treasury Notes 2.875% due 09/30/2023	$(613)	$596	$596

Total Repurchase Agreements						$(613)	$596	$596

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$596	$0	$0	$596	$(613)	$(17)

Total Borrowings and Other Financing Transactions	$596	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	DWRTFT Index	54	1-Month USD-LIBOR plus a specified spread	Monthly	08/26/2019	$	849	$0	$(2)	$0	$(2)
	Receive	DWRTFT Index	139	1-Month USD-LIBOR plus a specified spread	Monthly	11/06/2019		1,337	0	(41)	0	(41)

48	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
CBK	Receive	BCOMTR Index	637	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	$	911	$0	$(40)	$0	$(40)

JPM	Receive	BCOMTR Index	807	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019		135	0	(6)	0	(6)

									$0	$(89)	$0	$(89)

Total Swap Agreements									$0	$(89)	$0	$(89)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$0	$0	$0	$0	$(43)	$(43)	$(43)	$0	$(43)
CBK	0	0	0	0	0	0	(40)	(40)	(40)	0	(40)
JPM	0	0	0	0	0	0	(6)	(6)	(6)	0	(6)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(89)	$(89)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$46	$0	$43	$0	$0	$89

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$9	$0	$0	$9

Over the counter
Swap Agreements	$(84)	$0	$(75)	$0	$0	$(159)

	$(84)	$0	$(66)	$0	$0	$(150)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(44)	$0	$(97)	$0	$0	$(141)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	49

Schedule of Investments PIMCO REALPATH® Blend 2030 Fund (Cont.)

December 31, 2018 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Mutual Funds	$28,578	$0	$0	$28,578
Short-Term Instruments
Repurchase Agreements	0	596	0	596

	$28,578	$596	$0	$29,174

Investments in Affiliates, at Value
Mutual Funds	19,475	0	0	19,475
Short-Term Instruments
Central Funds Used for Cash Management Purposes	3,071	0	0	3,071

	$22,546	$0	$0	$22,546

Total Investments	$51,124	$596	$0	$51,720

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(89)	$0	$(89)

Total Financial Derivative Instruments	$0	$(89)	$0	$(89)

Totals	$51,124	$507	$0	$51,631

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

50	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® Blend 2035 Fund

December 31, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 63.7%

MUTUAL FUNDS 63.7%

Vanguard Developed Markets Index Fund ‘Institutional’	653,804	$7,826

Vanguard Emerging Markets Stock Index Fund ‘Admiral’	114,266	3,629

Vanguard Institutional Index Fund ‘Institutional’	65,929	15,002

Vanguard Small-Cap Index Fund ‘Admiral’	27,465	1,737

Total Mutual Funds (Cost $30,681)		28,194

Total Investments in Securities (Cost $30,681)		28,194

INVESTMENTS IN AFFILIATES 36.5%

MUTUAL FUNDS 29.3% (a)

PIMCO Emerging Markets Local Currency and Bond Fund	93,359	612

PIMCO High Yield Fund	141,521	1,172

PIMCO Income Fund	227,441	2,686

PIMCO International Bond Fund (U.S. Dollar-Hedged)	72,919	776

PIMCO Long Duration Total Return Fund	149,057	1,499

PIMCO Long-Term Credit Bond Fund	136,025	1,484

	SHARES	MARKET VALUE (000S)

PIMCO Long-Term Real Return Fund	249,977	$1,955

PIMCO Real Return Fund	119,229	1,259

PIMCO Total Return Fund	150,841	1,498

Total Mutual Funds (Cost $13,464)		12,941

SHORT-TERM INSTRUMENTS 7.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.2%

PIMCO Short-Term Floating NAV Portfolio III	321,169	3,175

Total Short-Term Instruments (Cost $3,174)		3,175

Total Investments in Affiliates (Cost $16,638)		16,116

Total Investments 100.2% (Cost $47,319)		$44,310

Financial Derivative Instruments (b) (0.2)% (Cost or Premiums, net $0)		(83)

Other Assets and Liabilities, net 0.0%		0

Net Assets 100.0%		$44,227

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	DWRTFT Index	60	1-Month USD-LIBOR plus a specified spread	Monthly	08/26/2019	$737	$0	$(2)	$0	$(2)
	Receive	DWRTFT Index	143	1-Month USD-LIBOR plus a specified spread	Monthly	11/06/2019	1,375	0	(42)	0	(42)

CBK	Receive	BCOMTR Index	490	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	821	0	(36)	0	(36)

JPM	Receive	BCOMTR Index	334	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	56	0	(3)	0	(3)

Total Swap Agreements								$0	$(83)	$0	$(83)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$0	$0	$0	$0	$(44)	$(44)	$(44)	$0	$(44)
CBK	0	0	0	0	0	0	(36)	(36)	(36)	0	(36)
JPM	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(83)	$(83)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	51

Schedule of Investments PIMCO REALPATH® Blend 2035 Fund (Cont.)

December 31, 2018 (Unaudited)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$39	$0	$44	$0	$0	$83

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$3	$0	$0	$3

Over the counter
Swap Agreements	$(74)	$0	$(56)	$0	$0	$(130)

	$(74)	$0	$(53)	$0	$0	$(127)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(36)	$0	$(109)	$0	$0	$(145)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Mutual Funds	$28,194	$0	$0	$28,194

	$28,194	$0	$0	$28,194

Investments in Affiliates, at Value
Mutual Funds	12,941	0	0	12,941
Short-Term Instruments
Central Funds Used for Cash Management Purposes	3,175	0	0	3,175

	$16,116	$0	$0	$16,116

Total Investments	$44,310	$0	$0	$44,310

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(83)	$0	$(83)

Total Financial Derivative Instruments	$0	$(83)	$0	$(83)

Totals	$44,310	$(83)	$0	$44,227

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

52	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® Blend 2040 Fund

December 31, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 72.2%

MUTUAL FUNDS 71.0%

Vanguard Developed Markets Index Fund ‘Institutional’	894,754	$10,710

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	211,012	5,096

Vanguard Institutional Index Fund ‘Institutional’	90,226	20,531

Vanguard Small-Cap Index Fund ‘Admiral’	37,586	2,377

Total Mutual Funds (Cost $42,066)		38,714

SHORT-TERM INSTRUMENTS 1.2%

REPURCHASE AGREEMENTS (d) 0.7%
		356

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.5%
2.422% due 02/19/2019 (a)(b)(f)	$289	288

Total Short-Term Instruments (Cost $644)		644

Total Investments in Securities (Cost $42,710)		39,358

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 28.7%

MUTUAL FUNDS (c) 21.6%

PIMCO Emerging Markets Local Currency and Bond Fund	94,206	$618

PIMCO High Yield Fund	147,750	1,223

PIMCO Income Fund	219,488	2,592

PIMCO International Bond Fund (U.S. Dollar-Hedged)	68,227	726

PIMCO Long Duration Total Return Fund	127,593	1,284

PIMCO Long-Term Credit Bond Fund	115,678	1,262

PIMCO Long-Term Real Return Fund	211,321	1,652

PIMCO Real Return Fund	105,385	1,113

PIMCO Total Return Fund	133,516	1,326

Total Mutual Funds (Cost $12,281)		11,796

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 7.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.1%

PIMCO Short-Term Floating NAV Portfolio III	393,420	$3,889

Total Short-Term Instruments (Cost $3,888)		3,889

Total Investments in Affiliates (Cost $16,169)		15,685

Total Investments 100.9% (Cost $58,879)		$55,043

Financial Derivative Instruments (e) (0.2)% (Cost or Premiums, net $0)		(103)

Other Assets and Liabilities, net (0.7)%		(413)

Net Assets 100.0%		$54,527

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$356	U.S. Treasury Notes 2.875% due 09/30/2023	$(368)	$356	$356

Total Repurchase Agreements						$(368)	$356	$356

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$356	$0	$0	$356	$(368)	$(12)

Total Borrowings and Other Financing Transactions	$356	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	53

Schedule of Investments PIMCO REALPATH® Blend 2040 Fund (Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	DWRTFT Index	57	1-Month USD-LIBOR plus a specified spread	Monthly	08/26/2019	$	1,129	$0	$(3)	$0	$(3)
	Receive	DWRTFT Index	183	1-Month USD-LIBOR plus a specified spread	Monthly	11/06/2019		1,815	0	(53)	0	(53)

CBK	Receive	BCOMTR Index	413	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019		1,055	0	(47)	0	(47)

JPM	Receive	BCOMTR Index	48	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019		8	0	0	0	0

Total Swap Agreements									$0	$(103)	$0	$(103)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure(2)
BPS	$0	$0	$0	$0	$0	$0	$(56)	$(56)	$(56)	$288	$232
CBK	0	0	0	0	0	0	(47)	(47)	(47)	0	(47)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(103)	$(103)

(f)

Securities with an aggregate market value of $288 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2018.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$47	$0	$56	$0	$0	$103

54	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$1	$0	$0	$1

Over the counter
Swap Agreements	$(89)	$0	$(86)	$0	$0	$(175)

	$(89)	$0	$(85)	$0	$0	$(174)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(45)	$0	$(134)	$0	$0	$(179)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Mutual Funds	$38,714	$0	$0	$38,714
Short-Term Instruments
Repurchase Agreements	0	356	0	356
U.S. Treasury Bills	0	288	0	288

	$38,714	$644	$0	$39,358

Investments in Affiliates, at Value
Mutual Funds	11,796	0	0	11,796
Short-Term Instruments
Central Funds Used for Cash Management Purposes	3,889	0	0	3,889

	$15,685	$0	$0	$15,685

Total Investments	$54,399	$644	$0	$55,043

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(103)	$0	$(103)

Total Financial Derivative Instruments	$0	$(103)	$0	$(103)

Totals	$54,399	$541	$0	$54,940

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	55

Schedule of Investments PIMCO REALPATH® Blend 2045 Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 77.8%

MUTUAL FUNDS 76.3%

Vanguard Developed Markets Index Fund ‘Institutional’	1,077,998	$12,904

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	247,779	5,984

Vanguard Institutional Index Fund ‘Institutional’	108,703	24,735

Vanguard Small-Cap Index Fund ‘Admiral’	45,287	2,863

Total Mutual Funds (Cost $50,759)		46,486

SHORT-TERM INSTRUMENTS 1.5%

REPURCHASE AGREEMENTS (d) 0.5%
		288

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 1.0%
2.348% due 01/03/2019 -02/26/2019 (a)(b)(f)	$605	604

Total Short-Term Instruments (Cost $892)		892

Total Investments in Securities (Cost $51,651)		47,378

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 23.6%

MUTUAL FUNDS (c) 16.0%

PIMCO Emerging Markets Local Currency and Bond Fund	77,511	$509

PIMCO High Yield Fund	121,867	1,009

PIMCO Income Fund	175,358	2,071

PIMCO International Bond Fund (U.S. Dollar-Hedged)	52,470	558

PIMCO Long Duration Total Return Fund	109,487	1,101

PIMCO Long-Term Credit Bond Fund	99,264	1,083

PIMCO Long-Term Real Return Fund	187,712	1,468

PIMCO Real Return Fund	86,897	918

PIMCO Total Return Fund	103,716	1,030

Total Mutual Funds (Cost $10,198)		9,747

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 7.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.6%

PIMCO Short-Term Floating NAV Portfolio III	467,005	$4,616

Total Short-Term Instruments (Cost $4,616)		4,616

Total Investments in Affiliates (Cost $14,814)		14,363

Total Investments 101.4% (Cost $66,465)		$61,741

Financial Derivative Instruments (e) (0.2)% (Cost or Premiums, net $0)		(130)

Other Assets and Liabilities, net (1.2)%		(703)

Net Assets 100.0%		$60,908

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$288	U.S. Treasury Notes 2.875% due 09/30/2023	$(296)	$288	$288

Total Repurchase Agreements						$(296)	$288	$288

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$288	$0	$0	$288	$(296)	$(8)

Total Borrowings and Other Financing Transactions	$288	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

56	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	DWRTFT Index	88	1-Month USD-LIBOR plus a specified spread	Monthly	08/26/2019	$	1,139	$0	$(3)	$0	$(3)
	Receive	DWRTFT Index	246	1-Month USD-LIBOR plus a specified spread	Monthly	11/06/2019		2,365	0	(72)	0	(72)

CBK	Receive	BCOMTR Index	503	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019		1,231	0	(55)	0	(55)

Total Swap Agreements									$0	$(130)	$0	$(130)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure(2)
BPS	$0	$0	$0	$0	$0	$0	$(75)	$(75)	$(75)	$336	$261
CBK	0	0	0	0		0	(55)	(55)	(55)	0	(55)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(130)	$(130)

(f)

Securities with an aggregate market value of $336 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2018.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$55	$0	$75	$0	$0	$130

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(2)	$0	$0	$(2)

Over the counter
Swap Agreements	$(105)	$0	$(87)	$0	$0	$(192)

	$(105)	$0	$(89)	$0	$0	$(194)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(52)	$0	$(183)	$0	$0	$(235)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	57

Schedule of Investments PIMCO REALPATH® Blend 2045 Fund (Cont.)

December 31, 2018 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Mutual Funds	$46,486	$0	$0	$46,486
Short-Term Instruments
Repurchase Agreements	0	288	0	288
U.S. Treasury Bills	0	604	0	604

	$46,486	$892	$0	$47,378

Investments in Affiliates, at Value
Mutual Funds	9,747	0	0	9,747
Short-Term Instruments
Central Funds Used for Cash Management Purposes	4,616	0	0	4,616

	$14,363	$0	$0	$14,363

Total Investments	$60,849	$892	$0	$61,741

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(130)	$0	$(130)

Total Financial Derivative Instruments	$0	$(130)	$0	$(130)

Totals	$60,849	$762	$0	$61,611

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

58	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® Blend 2050 Fund

December 31, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 81.4%

MUTUAL FUNDS 79.9%

Vanguard Developed Markets Index Fund ‘Institutional’	1,347,300	$16,127

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	309,685	7,479

Vanguard Institutional Index Fund ‘Institutional’	135,854	30,914

Vanguard Small-Cap Index Fund ‘Admiral’	56,595	3,578

Total Mutual Funds (Cost $63,478)		58,098

SHORT-TERM INSTRUMENTS 1.5%

REPURCHASE AGREEMENTS (d) 0.5%
		394

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 1.0%
2.347% due 01/03/2019 - 02/26/2019 (a)(b)(f)	$751	749

Total Short-Term Instruments (Cost $1,144)		1,143

Total Investments in Securities (Cost $64,622)		59,241

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 20.5%

MUTUAL FUNDS (c)12.3%

PIMCO Emerging Markets Local Currency and Bond Fund	70,670	$464

PIMCO High Yield Fund	105,132	870

PIMCO Income Fund	151,284	1,787

PIMCO International Bond Fund (U.S. Dollar-Hedged)	42,093	448

PIMCO Long Duration Total Return Fund	114,234	1,149

PIMCO Long-Term Credit Bond Fund	103,100	1,125

PIMCO Long-Term Real Return Fund	191,363	1,496

PIMCO Real Return Fund	69,850	738

PIMCO Total Return Fund	86,412	858

Total Mutual Funds (Cost $9,370)		8,935

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 8.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.2%

PIMCO Short-Term Floating NAV Portfolio III	601,671	$5,947

Total Short-Term Instruments (Cost $5,947)		5,947

Total Investments in Affiliates (Cost $15,317)		14,882

Total Investments 101.9% (Cost $79,939)		$74,123

Financial Derivative Instruments (e) (0.2)% (Cost or Premiums, net $0)		(157)

Other Assets and Liabilities, net (1.7)%		(1,259)

Net Assets 100.0%		$72,707

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$394	U.S. Treasury Notes 2.875% due 09/30/2023	$(403)	$394	$394

Total Repurchase Agreements						$(403)	$394	$394

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$394	$0	$0	$394	$(403)	$(9)

Total Borrowings and Other Financing Transactions	$394	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	59

Schedule of Investments PIMCO REALPATH® Blend 2050 Fund (Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	DWRTFT Index	107	1-Month USD-LIBOR plus a specified spread	Monthly	08/26/2019	$1,381	$0	$(4)	$0	$(4)
	Receive	DWRTFT Index	305	1-Month USD-LIBOR plus a specified spread	Monthly	11/06/2019	3,063	0	(89)	0	(89)

CBK	Receive	BCOMTR Index	421	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	1,447	0	(64)	0	(64)

Total Swap Agreements								$0	$(157)	$0	$(157)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure(2)
BPS	$0	$0	$0	$0	$0	$0	$(93)	$(93)	$(93)	$409	$316
CBK	0	0	0	0	0	0	(64)	(64)	(64)	0	(64)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(157)	$(157)

(f)

Securities with an aggregate market value of $409 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2018.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$64	$0	$93	$0	$0	$157

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(2)	$0	$0	$(2)

Over the counter
Swap Agreements	$(125)	$0	$(100)	$0	$0	$(225)

	$(125)	$0	$(102)	$0	$0	$(227)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(60)	$0	$(233)	$0	$0	$(293)

60	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Mutual Funds	$58,098	$0	$0	$58,098
Short-Term Instruments
Repurchase Agreements	0	394	0	394
U.S. Treasury Bills	0	749	0	749

	$58,098	$1,143	$0	$59,241

Investments in Affiliates, at Value
Mutual Funds	8,935	0	0	8,935
Short-Term Instruments
Central Funds Used for Cash Management Purposes	5,947	0	0	5,947

	$14,882	$0	$0	$14,882

Total Investments	$72,980	$1,143	$0	$74,123

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(157)	$0	$(157)

Total Financial Derivative Instruments	$0	$(157)	$0	$(157)

Totals	$72,980	$986	$0	$73,966

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	61

Schedule of Investments PIMCO REALPATH® Blend 2055 Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 81.7%

MUTUAL FUNDS 80.0%

Vanguard Developed Markets Index Fund ‘Admiral’	361,424	$4,323

Vanguard Emerging Markets Stock Index Fund ‘Admiral’	62,997	2,001

Vanguard Institutional Index Fund ‘Institutional’	36,344	8,270

Vanguard Small-Cap Index Fund ‘Admiral’	15,141	957

Total Mutual Funds (Cost $16,932)		15,551

SHORT-TERM INSTRUMENTS 1.7%

REPURCHASE AGREEMENTS (b) 1.7%
		337

Total Short-Term Instruments (Cost $337)		337

Total Investments in Securities (Cost $17,269)		15,888

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 20.5%

MUTUAL FUNDS (a) 12.1%

PIMCO Emerging Markets Local Currency and Bond Fund	18,302	$120

PIMCO High Yield Fund	27,362	227

PIMCO Income Fund	39,152	462

PIMCO International Bond Fund (U.S. Dollar-Hedged)	12,279	131

PIMCO Long Duration Total Return Fund	29,070	293

PIMCO Long-Term Credit Bond Fund	26,765	292

PIMCO Long-Term Real Return Fund	49,255	385

PIMCO Real Return Fund	18,453	195

PIMCO Total Return Fund	23,692	235

Total Mutual Funds (Cost $2,417)		2,340

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 8.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.4%

PIMCO Short-Term Floating NAV Portfolio III	165,146	$1,632

Total Short-Term Instruments (Cost $1,633)		1,632

Total Investments in Affiliates (Cost $4,050)		3,972

Total Investments 102.2% (Cost $21,319)		$19,860

Financial Derivative Instruments (c) (0.2)% (Cost or Premiums, net $0)		(37)

Other Assets and Liabilities, net (2.0)%		(389)

Net Assets 100.0%		$19,434

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$337	U.S. Treasury Notes 2.875% due 09/30/2023	$(347)	$337	$337

Total Repurchase Agreements						$(347)	$337	$337

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$337	$0	$0	$337	$(347)	$(10)

Total Borrowings and Other Financing Transactions	$337	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

62	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	DWRTFT Index	37	1-Month USD-LIBOR plus a specified spread	Monthly	08/26/2019	$	551	$0	$(1)	$0	$(1)
	Receive	DWRTFT Index	51	1-Month USD-LIBOR plus a specified spread	Monthly	11/06/2019		634	0	(18)	0	(18)

CBK	Receive	BCOMTR Index	199	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019		361	0	(16)	0	(16)

JPM	Receive	BCOMTR Index	194	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019		32	0	(2)	0	(2)

Total Swap Agreements									$0	$(37)	$0	$(37)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$0	$0	$0	$0	$(19)	$(19)	$(19)	$0	$(19)
CBK	0	0	0	0	0	0	(16)	(16)	(16)	0	(16)
JPM	0	0	0	0	0	0	(2)	(2)	(2)	0	(2)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(37)	$(37)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$18	$0	$19	$0	$0	$37

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(2)	$0	$0	$(2)

Over the counter
Swap Agreements	$(29)	$0	$(38)	$0	$0	$(67)

	$(29)	$0	$(40)	$0	$0	$(69)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	63

Schedule of Investments PIMCO REALPATH® Blend 2055 Fund (Cont.)

December 31, 2018 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(17)	$0	$(45)	$0	$0	$(62)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Mutual Funds	$15,551	$0	$0	$15,551
Short-Term Instruments
Repurchase Agreements	0	337	0	337

	$15,551	$337	$0	$15,888

Investments in Affiliates, at Value
Mutual Funds	2,340	0	0	2,340
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1,632	0	0	1,632

	$3,972	$0	$0	$3,972

Total Investments	$19,523	$337	$0	$19,860

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(37)	$0	$(37)

Total Financial Derivative Instruments	$0	$(37)	$0	$(37)

Totals	$19,523	$300	$0	$19,823

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

64	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® Blend Income Fund

December 31, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 35.9%

MUTUAL FUNDS 35.9%

Vanguard Developed Markets Index Fund ‘Admiral’	258,096	$	3,087

Vanguard Emerging Markets Stock Index Fund ‘Admiral’	45,121		1,433

Vanguard Institutional Index Fund ‘Institutional’	25,979		5,911

Vanguard Small-Cap Index Fund ‘Admiral’	10,822		684

Total Mutual Funds (Cost $11,598)			11,115

Total Investments in Securities (Cost $11,598)			11,115

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 62.9%

MUTUAL FUNDS (a) 59.6%

PIMCO Emerging Markets Local Currency and Bond Fund	117,386	$	770

PIMCO High Yield Fund	188,497		1,561

PIMCO Income Fund	417,773		4,934

PIMCO International Bond Fund (U.S. Dollar-Hedged)	174,458		1,856

PIMCO Long Duration Total Return Fund	92,549		931

PIMCO Long-Term Credit Bond Fund	85,218		930

PIMCO Long-Term Real Return Fund	158,082		1,236

PIMCO Real Return Fund	271,337		2,865

PIMCO Total Return Fund	342,265		3,399

Total Mutual Funds (Cost $19,100)			18,482

	SHARES			MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.3%

PIMCO Short-Term Floating NAV Portfolio III	104,182		$	1,030

	Total Short-Term Instruments (Cost $1,030)			1,030

	Total Investments in Affiliates (Cost $20,130)			19,512

	Total Investments 98.8% (Cost $31,728)	$		30,627

	Financial Derivative Instruments (b)(c) 0.3% (Cost or Premiums, net $107)			82

	Other Assets and Liabilities, net 0.9%			304

	Net Assets 100.0%	$		31,013

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	$2,000.000	03/15/2019	4	$0	$14	$3
Put - CBOE S&P 500	2,175.000	03/15/2019	4	0	22	8
Put - CBOE S&P 500	1,975.000	06/21/2019	7	1	28	16
Put - CBOE S&P 500	2,175.000	06/21/2019	5	1	17	24
Put - CBOE S&P 500	2,100.000	09/30/2019	5	0	31	27
Put - CBOE S&P 500	2,300.000	09/30/2019	6	1	20	57

Total Purchased Options					$132	$135

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	$1,725.000	03/15/2019	4	$0	$(7)	$(1)
Put - CBOE S&P 500	1,650.000	06/21/2019	7	1	(9)	(5)
Put - CBOE S&P 500	1,725.000	09/30/2019	5	1	(9)	(8)

Total Written Options					$(25)	$(14)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$135	$0	$0	$135	$(14)	$0	$0	$(14)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	65

Schedule of Investments PIMCO REALPATH® Blend Income Fund (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	DWRTFT Index	31	1-Month USD-LIBOR plus a specified spread	Monthly	08/26/2019	$467	$0	$(1)	$0	$(1)
	Receive	DWRTFT Index	37	1-Month USD-LIBOR plus a specified spread	Monthly	11/06/2019	356	0	(11)	0	(11)

CBK	Receive	BCOMTR Index	2,745	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	591	0	(26)	0	(26)

JPM	Receive	BCOMTR Index	154	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	26	0	(1)	0	(1)

Total Swap Agreements								$0	$(39)	$0	$(39)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$0	$0	$0	$0	$(12)	$(12)	$(12)	$0	$(12)
CBK	0	0	0	0	0	0	(26)	(26)	(26)	0	(26)
JPM	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(39)	$(39)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$135	$0	$0	$135

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$14	$0	$0	$14

Over the counter
Swap Agreements	$27	$0	$12	$0	$0	$39

	$27	$0	$26	$0	$0	$53

66	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$41	$0	$0	$41
Written Options	0	0	(15)	0	0	(15)
Futures	0	0	2	0	0	2

	$0	$0	$28	$0	$0	$28

Over the counter
Swap Agreements	$(53)	$0	$(28)	$0	$0	$(81)

	$(53)	$0	$(0)	$0	$0	$(53)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$32	$0	$0	$32
Written Options	0	0	4	0	0	4

	$0	$0	$36	$0	$0	$36

Over the counter
Swap Agreements	$(25)	$0	$(36)	$0	$0	$(61)

	$(25)	$0	$0	$0	$0	$(25)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Mutual Funds	$11,115	$0	$0	$11,115

	$11,115	$0	$0	$11,115

Investments in Affiliates, at Value
Mutual Funds	18,482	0	0	18,482
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1,030	0	0	1,030

	$19,512	$0	$0	$19,512

Total Investments	$30,627	$0	$0	$30,627

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$135	$0	$135

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(14)	0	(14)
Over the counter	0	(39)	0	(39)

	$0	$(53)	$0	$(53)

Total Financial Derivative Instruments	$0	$82	$0	$82

Totals	$30,627	$82	$0	$30,709

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	67

Notes to Financial Statements

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Administrative Class, and Class A shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Each Fund may invest substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory

68	PIMCO EQUITY SERIES

December 31, 2018 (Unaudited)

and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO REALPATH® Blend 2020 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2025 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2030 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2035 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2040 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2045 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2050 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2055 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend Income Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

SEMIANNUAL REPORT	DECEMBER 31, 2018	69

Notes to Financial Statements (Cont.)

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements. Prior distributions for the period ended June 30, 2018, before these amendments became effective, were presented as follows (amounts in thousands†):

	PIMCO REALPATH® Blend 2020 Fund	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend Income Fund

Distributions to Shareholders:

From net investment income

Institutional Class	$(202)	$(134)	$(290)	$(397)	$(581)	$(858)	$(1,050)	$(229)	$(121)

Administrative Class	(187)	(256)	(243)	(216)	(150)	(135)	(185)	(1)	(171)

Class A	(56)	(70)	(62)	(72)	(99)	(63)	(65)	(45)	(38)

From net realized capital gains

Institutional Class	0	0	(25)	0	(52)	0	0	0	0

Administrative Class	0	0	(26)	0	(17)	0	0	0	0

Class A	0	0	(7)	0	(11)	0	0	0	0

Total Distributions from Net Investment Income and/or Net Realized Capital Gains	$(445)	$(460)	$(653)	$(685)	$(910)	$(1,056)	$(1,300)	$(275)	$(330)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes

70	PIMCO EQUITY SERIES

December 31, 2018 (Unaudited)

obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. The Adviser may consult with the Sub-Adviser or Parametric in providing such recommendations or otherwise with respect to valuation of the PIMCO Dividend and Income Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time

SEMIANNUAL REPORT	DECEMBER 31, 2018	71

Notes to Financial Statements (Cont.)

of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

72	PIMCO EQUITY SERIES

December 31, 2018 (Unaudited)

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest substantially all or a significant portion of its assets in Underlying PIMCO Funds and Acquired Funds. The Underlying PIMCO Funds are considered to be affiliated with the Funds. Each Fund may also invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2018 (amounts in thousands†):

PIMCO REALPATH® Blend 2020 Fund

Underlying PIMCO Funds	Market Value 06/30/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$629	$334	$(48)	$(10)	$(20)	$885	$25	$0

PIMCO High Yield Fund	1,306	652	(138)	(7)	(72)	1,741	45	0

PIMCO Income Fund	3,907	2,247	(651)	(31)	(46)	5,426	139	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	1,445	790	(197)	(1)	(24)	2,013	37	2

PIMCO Long Duration Total Return Fund	1,053	529	(314)	(22)	(16)	1,230	33	9

PIMCO Long-Term Credit Bond Fund	1,038	542	(293)	(25)	(34)	1,228	38	15

PIMCO Long-Term Real Return Fund	1,423	688	(359)	(25)	(96)	1,631	19	0

PIMCO Real Return Fund	2,249	1,288	(348)	(13)	(66)	3,110	28	0

PIMCO Short-Term Floating NAV Portfolio III	1,166	8,515	(8,200)	0	0	1,481	16	0

PIMCO Total Return Fund	2,631	1,528	(457)	(17)	2	3,687	62	0

Totals	$16,847	$17,113	$(11,005)	$(151)	$(372)	$22,432	$442	$26

PIMCO REALPATH® Blend 2025 Fund
Underlying PIMCO Funds	Market Value 06/30/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$566	$246	$0	$0	$(23)	$789	$22	$0

PIMCO High Yield Fund	1,193	365	0	0	(68)	1,490	39	0

PIMCO Income Fund	3,048	1,225	(253)	(14)	(44)	3,962	103	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	1,030	394	(56)	0	(17)	1,351	25	2

PIMCO Long Duration Total Return Fund	1,531	612	(190)	(14)	(38)	1,901	47	13

PIMCO Long-Term Credit Bond Fund	1,509	631	(158)	(19)	(65)	1,898	53	20

PIMCO Long-Term Real Return Fund	2,059	830	(206)	(14)	(151)	2,518	26	0

PIMCO Real Return Fund	1,607	611	(107)	(4)	(49)	2,058	19	0

PIMCO Short-Term Floating NAV Portfolio III	1,319	5,823	(5,300)	0	0	1,842	22	0

PIMCO Total Return Fund	1,868	715	(117)	(5)	(4)	2,457	43	0

Totals	$15,730	$11,452	$(6,387)	$(70)	$(459)	$20,266	$399	$35

SEMIANNUAL REPORT	DECEMBER 31, 2018	73

Notes to Financial Statements (Cont.)

PIMCO REALPATH® Blend 2030 Fund
Underlying PIMCO Funds	Market Value 06/30/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$561	$320	$(54)	$(6)	$(19)	$802	$23	$0

PIMCO High Yield Fund	1,169	523	0	0	(77)	1,615	41	0

PIMCO Income Fund	2,783	1,500	(355)	(18)	(37)	3,873	100	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	882	420	(65)	0	(16)	1,221	23	1

PIMCO Long Duration Total Return Fund	1,632	836	(55)	(8)	(53)	2,352	53	15

PIMCO Long-Term Credit Bond Fund	1,608	858	0	0	(97)	2,369	61	24

PIMCO Long-Term Real Return Fund	2,209	1,205	(152)	(15)	(174)	3,073	30	0

PIMCO Real Return Fund	1,381	641	(71)	(4)	(46)	1,901	17	0

PIMCO Short-Term Floating NAV Portfolio III	2,338	8,034	(7,300)	0	(1)	3,071	33	0

PIMCO Total Return Fund	1,609	779	(111)	(5)	(3)	2,269	39	0

Totals	$16,172	$15,116	$(8,163)	$(56)	$(523)	$22,546	$420	$40

PIMCO REALPATH® Blend 2035 Fund
Underlying PIMCO Funds	Market Value 06/30/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$495	$134	$0	$0	$(17)	$612	$17	$0

PIMCO High Yield Fund	1,010	216	0	0	(54)	1,172	31	0

PIMCO Income Fund	2,245	701	(221)	(11)	(28)	2,686	71	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	658	182	(54)	0	(10)	776	15	1

PIMCO Long Duration Total Return Fund	1,216	378	(56)	(9)	(30)	1,499	34	9

PIMCO Long-Term Credit Bond Fund	1,196	399	(52)	(7)	(52)	1,484	38	14

PIMCO Long-Term Real Return Fund	1,612	510	(45)	(5)	(117)	1,955	20	0

PIMCO Real Return Fund	1,029	326	(65)	(3)	(28)	1,259	12	0

PIMCO Short-Term Floating NAV Portfolio III	2,538	5,438	(4,800)	0	(1)	3,175	36	0

PIMCO Total Return Fund	1,227	372	(95)	(4)	(2)	1,498	26	0

Totals	$13,226	$8,656	$(5,388)	$(39)	$(339)	$16,116	$300	$24

PIMCO REALPATH® Blend 2040 Fund
Underlying PIMCO Funds	Market Value 06/30/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$409	$224	$0	$0	$(15)	$618	$17	$0

PIMCO High Yield Fund	925	356	0	0	(58)	1,223	30	0

PIMCO Income Fund	1,913	875	(161)	(8)	(27)	2,592	65	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	545	190	0	0	(9)	726	14	1

PIMCO Long Duration Total Return Fund	907	406	0	0	(29)	1,284	28	8

PIMCO Long-Term Credit Bond Fund	894	419	0	0	(51)	1,262	31	13

PIMCO Long-Term Real Return Fund	1,247	502	0	0	(97)	1,652	16	0

PIMCO Real Return Fund	853	288	0	0	(28)	1,113	10	0

PIMCO Short-Term Floating NAV Portfolio III	3,146	7,744	(7,000)	0	(1)	3,889	43	0

PIMCO Total Return Fund	994	420	(84)	(4)	0	1,326	23	0

Totals	$11,833	$11,424	$(7,245)	$(12)	$(315)	$15,685	$277	$22

74	PIMCO EQUITY SERIES

December 31, 2018 (Unaudited)

PIMCO REALPATH® Blend 2045 Fund
Underlying PIMCO Funds	Market Value 06/30/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$379	$144	$0	$0	$(14)	$509	$15	$0

PIMCO High Yield Fund	856	199	0	0	(46)	1,009	26	0

PIMCO Income Fund	1,723	529	(151)	(8)	(22)	2,071	54	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	492	74	0	0	(8)	558	11	1

PIMCO Long Duration Total Return Fund	901	228	0	0	(28)	1,101	25	7

PIMCO Long-Term Credit Bond Fund	888	239	0	0	(44)	1,083	29	11

PIMCO Long-Term Real Return Fund	1,261	298	0	0	(91)	1,468	15	0

PIMCO Real Return Fund	750	191	0	0	(23)	918	9	0

PIMCO Short-Term Floating NAV Portfolio III	4,363	5,354	(5,100)	0	(1)	4,616	54	0

PIMCO Total Return Fund	873	238	(77)	(3)	(1)	1,030	18	0

Totals	$12,486	$7,494	$(5,328)	$(11)	$(278)	$14,363	$256	$19

PIMCO REALPATH® Blend 2050 Fund
Underlying PIMCO Funds	Market Value 06/30/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$358	$118	$0	$0	$(12)	$464	$13	$0

PIMCO High Yield Fund	809	101	0	0	(40)	870	23	0

PIMCO Income Fund	1,582	317	(84)	(5)	(23)	1,787	48	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	445	9	0	0	(6)	448	9	1

PIMCO Long Duration Total Return Fund	989	190	0	0	(30)	1,149	27	7

PIMCO Long-Term Credit Bond Fund	974	198	0	0	(47)	1,125	31	11

PIMCO Long-Term Real Return Fund	1,399	196	0	0	(99)	1,496	16	0

PIMCO Real Return Fund	670	88	0	0	(20)	738	7	0

PIMCO Short-Term Floating NAV Portfolio III	5,280	8,568	(7,900)	0	(1)	5,947	68	0

PIMCO Total Return Fund	779	179	(97)	(1)	(2)	858	17	0

Totals	$13,285	$9,964	$(8,081)	$(6)	$(280)	$14,882	$259	$19

PIMCO REALPATH® Blend 2055 Fund
Underlying PIMCO Funds	Market Value 06/30/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$62	$60	$0	$0	$(2)	$120	$3	$0

PIMCO High Yield Fund	153	85	0	0	(11)	227	5	0

PIMCO Income Fund	302	218	(53)	(2)	(3)	462	11	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	78	55	0	0	(2)	131	2	0

PIMCO Long Duration Total Return Fund	184	139	(24)	(1)	(5)	293	6	2

PIMCO Long-Term Credit Bond Fund	181	144	(21)	(2)	(10)	292	7	3

PIMCO Long-Term Real Return Fund	246	184	(23)	(2)	(20)	385	4	0

PIMCO Real Return Fund	116	83	0	0	(4)	195	2	0

PIMCO Short-Term Floating NAV Portfolio III	1,016	5,116	(4,500)	0	0	1,632	17	0

PIMCO Total Return Fund	147	89	0	0	(1)	235	4	0

Totals	$2,485	$6,173	$(4,621)	$(7)	$(58)	$3,972	$61	$5

SEMIANNUAL REPORT	DECEMBER 31, 2018	75

Notes to Financial Statements (Cont.)

PIMCO REALPATH® Blend Income Fund
Underlying PIMCO Funds	Market Value 06/30/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$591	$302	$(98)	$(11)	$(14)	$770	$23	$0

PIMCO High Yield Fund	1,231	487	(84)	(4)	(69)	1,561	40	0

PIMCO Income Fund	3,860	1,741	(595)	(27)	(45)	4,934	132	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	1,465	627	(211)	(1)	(24)	1,856	37	2

PIMCO Long Duration Total Return Fund	745	320	(109)	(10)	(15)	931	22	6

PIMCO Long-Term Credit Bond Fund	735	328	(93)	(10)	(30)	930	25	10

PIMCO Long-Term Real Return Fund	998	426	(107)	(8)	(73)	1,236	13	0

PIMCO Real Return Fund	2,266	982	(305)	(13)	(65)	2,865	28	0

PIMCO Short-Term Floating NAV Portfolio III	1,018	4,612	(4,600)	0	0	1,030	12	0

PIMCO Total Return Fund	2,651	1,185	(425)	(13)	1	3,399	62	0

Totals	$15,560	$11,010	$(6,627)	$(97)	$(334)	$19,512	$394	$18

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody

76	PIMCO EQUITY SERIES

December 31, 2018 (Unaudited)

with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(b) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

(c) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows,

SEMIANNUAL REPORT	DECEMBER 31, 2018	77

Notes to Financial Statements (Cont.)

assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

78	PIMCO EQUITY SERIES

December 31, 2018 (Unaudited)

7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO REALPATH® Blend 2020 Fund	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend Income Fund

New/Small Fund	X	X	X	X	X	X	X	X	X

Allocation	X	X	X	X	X	X	X	X	X

Acquired	X	X	X	X	X	X	X	X	X

Investment in Acquired Fund Risks

New/Small Fund	X	X	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X	X	X

Value Investing	X	X	X	X	X	X	X	X	X

Interest Rate	X	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X	X

High Yield and Distressed Company	X	X	X	X	X	X	X	X	X

Market	X	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X	X

Commodity	X	X	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X	X	X

Real Estate	X	X	X	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X	X	X

Currency	X	X	X	X	X	X	X	X	X

Leveraging	X	X	X	X	X	X	X	X	X

Small-Cap and Mid-Cap Company	X	X	X	X	X	X	X	X	X

Management	X	X	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X	X	X

Tax	X	X	X	X	X	X	X	X	X

Subsidiary	X	X	X	X	X	X	X	X	X

Arbitrage	X	X	X	X	X	X	X	X	X

Convertible Securities	X	X	X	X	X	X	X	X	X

Exchange-Traded Fund	X	X	X	X	X	X	X	X	X

A Fund is generally subject to a different level and amount of risk relative to its target date and time horizon. The principal risks of investing in a Fund include risks from direct investments and/or for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

The following risks are principal risks of investing in a Fund.

New/Small Fund Risk  is the risk that a new or smaller Fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

The following risks are principal risks of investing in a Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

New/Small Fund Risk  is the risk that a new or smaller Fund’s performance may not represent how a Fund is expected to or may

SEMIANNUAL REPORT	DECEMBER 31, 2018	79

Notes to Financial Statements (Cont.)

perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, a Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield and Distressed Company Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing

80	PIMCO EQUITY SERIES

December 31, 2018 (Unaudited)

reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject a Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Small-Cap and Mid-Cap Company Risk  is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), a Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying

SEMIANNUAL REPORT	DECEMBER 31, 2018	81

Notes to Financial Statements (Cont.)

credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward

Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality

82	PIMCO EQUITY SERIES

December 31, 2018 (Unaudited)

below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Administrative Class	Class A	Class R
PIMCO REALPATH® Blend 2020 Fund	0.01%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2025 Fund	0.01%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2030 Fund	0.02%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2035 Fund	0.03%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2040 Fund	0.03%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2045 Fund	0.03%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2050 Fund	0.03%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2055 Fund	0.03%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend Income Fund	0.01%	0.02%	0.02%	0.27%	0.27%	*

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.25% for Class R shares and in connection with personal services rendered to Class A and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee		Servicing Fee

Administrative Class	—		0.25%

Class A	—		0.25%

Class R	0.25%	*	0.25%	*

*	This particular share class has been registered with the SEC, but has not yet launched.

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended December 31, 2018, the Distributor retained $28,233 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

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Notes to Financial Statements (Cont.)

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $62,000, plus $6,250 for each Board meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $9,000, the valuation oversight committee lead receives an additional annual retainer of $2,000 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,000) and each other committee chair receives an additional annual retainer of $750.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO at December 31, 2018, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO RealPath® Blend 2020 Fund	$0	$0	$3	$3

PIMCO RealPath® Blend 2025 Fund	0	0	3	3

PIMCO RealPath® Blend 2030 Fund	0	0	4	4

PIMCO RealPath® Blend 2035 Fund	0	0	4	4

PIMCO RealPath® Blend 2040 Fund	0	0	4	4

PIMCO RealPath® Blend 2045 Fund	0	0	5	5

PIMCO RealPath® Blend 2050 Fund	0	0	6	6

PIMCO RealPath® Blend 2055 Fund	0	1	1	2

PIMCO RealPath® Blend Income Fund	0	0	2	2

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Funds’ assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to each Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

84	PIMCO EQUITY SERIES

December 31, 2018 (Unaudited)

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2018, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO REALPATH® Blend 2020 Fund	$0	$0	$15,089	$5,168

PIMCO REALPATH® Blend 2025 Fund	0	0	17,822	7,836

PIMCO REALPATH® Blend 2030 Fund	0	0	19,755	3,171

PIMCO REALPATH® Blend 2035 Fund	0	0	10,916	1,980

PIMCO REALPATH® Blend 2040 Fund	0	0	22,721	6,814

PIMCO REALPATH® Blend 2045 Fund	0	0	13,625	2,316

PIMCO REALPATH® Blend 2050 Fund	0	0	14,662	3,146

PIMCO REALPATH® Blend 2055 Fund	0	0	8,597	483

PIMCO REALPATH® Blend Income Fund	0	0	16,721	8,709

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO REALPATH® Blend 2020 Fund				PIMCO REALPATH® Blend 2025 Fund

	Six Months Ended 12/31/2018		Year Ended 06/30/2018		Six Months Ended 12/31/2018		Year Ended 06/30/2018

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	1,410	$15,479	466	$5,145	1,097	$12,213	302	$3,386

Administrative Class	82	905	1,426	15,852	105	1,173	2,134	24,027

Class A	20	218	273	3,051	26	278	100	1,115
Issued as reinvestment of distributions

Institutional Class	66	691	18	202	53	555	12	134

Administrative Class	39	403	17	187	62	646	23	256

Class A	17	172	5	56	15	159	6	70
Cost of shares redeemed

Institutional Class	(523)	(5,701)	(304)	(3,335)	(173)	(1,888)	(279)	(3,129)

Administrative Class	(110)	(1,200)	(313)	(3,464)	(96)	(1,068)	(393)	(4,416)

Class A	(10)	(109)	(21)	(232)	(28)	(309)	(17)	(194)

Net increase (decrease) resulting from Fund share transactions	991	$10,858	1,567	$17,462	1,061	$11,759	1,888	$21,249

SEMIANNUAL REPORT	DECEMBER 31, 2018	85

Notes to Financial Statements (Cont.)

	PIMCO REALPATH® Blend 2030 Fund				PIMCO REALPATH® Blend 2035 Fund

	Six Months Ended 12/31/2018		Year Ended 06/30/2018		Six Months Ended 12/31/2018		Year Ended 06/30/2018

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	1,767	$20,271	433	$4,973	927	$10,696	278	$3,228

Administrative Class	104	1,178	1,986	22,882	109	1,238	1,684	19,711

Class A	117	1,351	82	924	81	961	72	831
Issued as reinvestment of distributions

Institutional Class	107	1,135	28	315	112	1,198	34	397

Administrative Class	68	725	23	269	77	825	19	216

Class A	19	200	6	69	23	241	6	72
Cost of shares redeemed

Institutional Class	(342)	(3,854)	(436)	(5,003)	(218)	(2,526)	(431)	(5,015)

Administrative Class	(204)	(2,310)	(245)	(2,798)	(126)	(1,449)	(214)	(2,505)

Class A	(3)	(34)	(10)	(107)	(11)	(127)	(6)	(73)

Net increase (decrease) resulting from Fund share transactions	1,633	$18,662	1,867	$21,524	974	$11,057	1,442	$16,862

	PIMCO REALPATH® Blend 2040 Fund				PIMCO REALPATH® Blend 2045 Fund

	Six Months Ended 12/31/2018		Year Ended 06/30/2018		Six Months Ended 12/31/2018		Year Ended 06/30/2018

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	1,508	$17,719	381	$4,467	1,095	$12,881	538	$6,329

Administrative Class	85	980	1,028	12,149	74	867	980	11,605

Class A	82	964	93	1,071	28	331	46	543
Issued as reinvestment of distributions

Institutional Class	173	1,866	54	633	267	2,875	73	858

Administrative Class	50	535	14	167	54	578	11	135

Class A	27	290	9	109	20	209	5	63
Cost of shares redeemed

Institutional Class	(275)	(3,200)	(395)	(4,620)	(260)	(3,007)	(374)	(4,373)

Administrative Class	(39)	(453)	(106)	(1,256)	(60)	(707)	(122)	(1,456)

Class A	(2)	(19)	(113)	(1,296)	(1)	(14)	(28)	(330)

Net increase (decrease) resulting from Fund share transactions	1,609	$18,682	965	$11,424	1,217	$14,013	1,129	$13,374

	PIMCO REALPATH® Blend 2050 Fund				PIMCO REALPATH® Blend 2055 Fund

	Six Months Ended 12/31/2018		Year Ended 06/30/2018		Six Months Ended 12/31/2018		Year Ended 06/30/2018

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	1,040	$12,330	652	$7,661	762	$8,864	347	$4,050

Administrative Class	151	1,751	1,379	16,415	15	169	14	161

Class A	38	437	50	591	33	381	40	466
Issued as reinvestment of distributions

Institutional Class	313	3,375	89	1,050	76	821	19	229

Administrative Class	78	841	16	185	1	14	0	1

Class A	21	227	6	65	9	101	4	45
Cost of shares redeemed

Institutional Class	(214)	(2,520)	(462)	(5,442)	(83)	(973)	(62)	(725)

Administrative Class	(105)	(1,220)	(182)	(2,172)	(1)	(6)	(2)	(27)

Class A	(8)	(91)	(49)	(556)	(11)	(128)	(34)	(387)

Net increase (decrease) resulting from Fund share transactions	1,314	$15,130	1,499	$17,797	801	$9,243	326	$3,813

86	PIMCO EQUITY SERIES

December 31, 2018 (Unaudited)

	PIMCO REALPATH® Blend Income Fund

	Six Months Ended 12/31/2018		Year Ended 06/30/2018

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	956	$10,429	638	$7,015

Administrative Class	45	495	1,409	15,565

Class A	147	1,613	205	2,249
Issued as reinvestment of distributions

Institutional Class	26	267	11	121

Administrative Class	21	224	16	171

Class A	8	84	3	38
Cost of shares redeemed

Institutional Class	(249)	(2,687)	(529)	(5,794)

Administrative Class	(164)	(1,785)	(210)	(2,309)

Class A	(25)	(269)	(41)	(452)

Net increase (decrease) resulting from Fund share transactions	765	$8,371	1,502	$16,604

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended December 31, 2018. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO REALPATH® Blend 2030 Fund	1	0	11%	0%

PIMCO REALPATH® Blend 2040 Fund	2	0	21%	0%

PIMCO REALPATH® Blend 2055 Fund	2	1	23%	18%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them. The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2018, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

SEMIANNUAL REPORT	DECEMBER 31, 2018	87

Notes to Financial Statements (Cont.)

December 31, 2018 (Unaudited)

As of their last fiscal year ended June 30, 2018, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO REALPATH® Blend 2020 Fund	$0	$0

PIMCO REALPATH® Blend 2025 Fund	0	0

PIMCO REALPATH® Blend 2030 Fund	0	0

PIMCO REALPATH® Blend 2035 Fund	0	0

PIMCO REALPATH® Blend 2040 Fund	0	0

PIMCO REALPATH® Blend 2045 Fund	0	0

PIMCO REALPATH® Blend 2050 Fund	0	0

PIMCO REALPATH® Blend 2055 Fund	0	0

PIMCO REALPATH® Blend Income Fund	25	24

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO REALPATH® Blend 2020 Fund	$38,867	$65	$(2,346)	$(2,281)

PIMCO REALPATH® Blend 2025 Fund	41,671	87	(2,350)	(2,263)

PIMCO REALPATH® Blend 2030 Fund	55,554	0	(3,923)	(3,923)

PIMCO REALPATH® Blend 2035 Fund	47,491	0	(3,264)	(3,264)

PIMCO REALPATH® Blend 2040 Fund	58,831	21	(4,042)	(4,021)

PIMCO REALPATH® Blend 2045 Fund	66,593	2	(4,984)	(4,982)

PIMCO REALPATH® Blend 2050 Fund	80,052	4	(6,090)	(6,086)

PIMCO REALPATH® Blend 2055 Fund	21,369	2	(1,548)	(1,546)

PIMCO REALPATH® Blend Income Fund	31,989	102	(1,382)	(1,280)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

88	PIMCO EQUITY SERIES

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BPS	BNP Paribas S.A.	FICC	Fixed Income Clearing Corporation	JPM	JP Morgan Chase Bank N.A.

CBK	Citibank N.A.

Currency Abbreviations:

USD (or $)	United States Dollar

Exchange Abbreviations:

CBOE	Chicago Board Options Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

BCOMTR	Bloomberg Commodity Index Total Return	DWRTFT	Dow Jones Wilshire REIT Total Return Index	S&P 500	Standard & Poor’s 500 Index

Other Abbreviations:

LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

SEMIANNUAL REPORT	DECEMBER 31, 2018	89

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Investment Advisory Contract, Sub-Advisory Agreement, Portfolio Implementation Agreement and Second Amended and Restated Supervision and Administration Agreement

At a meeting held on August 22, 2018, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2019. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2019. In addition, the Board considered and unanimously approved the renewal of the: (i) Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO RAE Fundamental Emerging Markets Fund, PIMCO RAE Fundamental Global ex-US Fund, PIMCO RAE Fundamental Global Fund, PIMCO RAE Fundamental International Fund, PIMCO RAE Fundamental US Fund, PIMCO RAE Fundamental US Small Fund and the equity sleeve of the PIMCO Dividend and Income Fund (the “RAE Funds”), each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Portfolio Implementation Agreement (the “Portfolio Implementation Agreement”) among PIMCO, on behalf of the RAE Funds, each a series of the Trust, Research Affiliates and Parametric Portfolio Associates LLC (“Parametric”), each for an additional one-year term through August 31, 2019.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Parametric to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Parametric to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio

Implementation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates and Parametric, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Parametric in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received information on matters related to the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 22, 2018 meeting. The Independent Trustees also conducted an in-person meeting with counsel to the Trust and the Independent Trustees on July 18, 2018, to discuss the Lipper Report, as defined below, and certain aspects of the 2018 15(c) materials including, but not limited to, the Funds’ performance, the Funds’ advisory fees and total expense ratios, the comparative information with respect to fees and performance included in the Lipper Report, and the unified fee structure employed by the Trusts. In addition, the Independent Trustees requested and received supplemental information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement, the Board

90	PIMCO EQUITY SERIES

(Unaudited)

did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Sub-Advisory Agreement and the Portfolio Implementation Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Parametric, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Funds do business, to manage collateral and to protect the Funds from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio-level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2017, including, but not limited to: upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; expanding proprietary applications suites to enrich capabilities across Compliance, Analytics, Risk Management, Client Reporting, Attribution and Customer Relationship Management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program and global business continuity functions; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; engaging a third party service provider to implement the SEC reporting modernization regime; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; and continuing to expand the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the sub-advisory services provided by Research Affiliates to the RAE Funds and noted that it had met with senior personnel from Research Affiliates during the year. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing sub-advisory services to the RAE Funds. The Board also considered Research Affiliates’ supervisory responsibilities with respect to Parametric’s provision of portfolio implementation services to the RAE Funds. The Board further considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

In addition, the Board considered the portfolio implementation and other operational services provided by Parametric to the RAE Funds by, among other things, effecting portfolio transactions on behalf of the RAE Funds. The Board further considered PIMCO’s oversight of Parametric in connection with Parametric providing portfolio implementation services. The Board also considered information about

SEMIANNUAL REPORT	DECEMBER 31, 2018	91

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Parametric’s personnel responsible for providing services to the RAE Funds under the Portfolio Implementation Agreement. The Board also considered the nature and quality of Parametric’s trading, risk management, and compliance capabilities and resources, including Parametric’s policies and procedures regarding trade aggregation and allocation, which are integral parts of its role as portfolio implementer.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements, provided by Research Affiliates under the Sub-Advisory Agreement, and provided by Parametric under the Portfolio Implementation Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement. The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2018 and other performance data, as available, over short- and long-term periods ended June 30, 2018 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2018 (the “Lipper Report”). The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 22, 2018 meeting.

The Board noted that, as of June 30, 2018, 62%, 66% and 76% of the assets of the Trust (based on Institutional Class performance) had outperformed their relevant benchmark net of fees over the three-, five- and ten-year periods, respectively. The Board discussed these and other performance-related developments.

The Board also noted that, according to Broadridge, certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, over short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of certain Funds over short- and long-term periods. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a fee premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate due to competitive positioning considerations, observed long-term notable underperformance and significant misalignments with the level or quality of services being provided or a change in the overall strategic positioning of the Funds.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such

92	PIMCO EQUITY SERIES

(Unaudited)

Funds to PIMCO. With respect to advisory fees, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Funds’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts and to other sub-advised clients with similar investment strategies, including differences in advisory services provided. The Board discussed comparisons of fees for Funds with fees for separate accounts and/or PIMCO private/alternative funds with similar investment strategies, noting that for certain Funds, there were no appropriate comparisons because PIMCO did not manage comparable separate accounts at the time that the Board considered the Agreements. The Board noted that the advisory fees (or management fees, where applicable) for most Funds were similar to the fee rates charged to other investment companies with the same investment strategies as the Funds.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge. The Board also considered that as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing the Funds to scale at inception and reinvesting in other important areas of the business that support the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the Funds’ total expenses continued to be generally in line with those of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by Broadridge, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates, Parametric and Broadridge, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO under both the adjusted asset profitability method and the profit and loss profitability method, which were each utilized to calculate profitability. The Independent Trustees also noted that the

SEMIANNUAL REPORT	DECEMBER 31, 2018	93

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

2017 margins with respect to PIMCO’s relationship with the Funds were within the range of publicly-traded asset manager margins reported by Strategic Insight and Broadridge. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision and governance of those services, and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services and oversight provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Parametric supported the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, the fees paid to Research Affiliates by PIMCO under the Sub-Advisory Agreement, and the fees paid to Parametric by PIMCO under the Portfolio Implementation Agreement, and that the renewal of the Agreements, the Sub-Advisory Agreement, and the Portfolio Implementation Agreement was in the best interests of the Funds and their shareholders.

94	PIMCO EQUITY SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES4002SAR_123118

PIMCO EQUITY SERIES®

Semiannual Report

December 31, 2018

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF | MFEM | NYSE Arca

PIMCO RAFI Dynamic Multi-Factor International Equity ETF | MFDX | NYSE Arca

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF | MFUS | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the financial intermediary, such as a broker-dealer or bank, which offers the Fund unless you specifically request paper copies from the financial intermediary. Instead, the shareholder reports will be made available on a website, and the financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the financial intermediary electronically by following the instructions provided by the financial intermediary.

You may elect to receive all future reports in paper free of charge from the financial intermediary. You should contact the financial intermediary if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account at the financial intermediary.

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Equity Series Semiannual Report, which covers the six-month reporting period ended December 31, 2018. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended December 31, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 4.2% during the second quarter of 2018, the strongest since the third quarter of 2014. GDP then expanded at an annual pace of 3.4% during the third quarter of the year. Finally, the Commerce Department’s initial reading for fourth-quarter 2018 GDP has been delayed due to the partial government shutdown.

The Federal Reserve (the “Fed”) continued to normalize monetary policy during the reporting period. After raising rates in March and June, the Fed again moved rates higher at its September and December 2018 meetings. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet during the reporting period.

Economic activity outside the U.S. initially accelerated during the reporting period, but moderated as it progressed. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies, while other central banks took a more hawkish stance. The Bank of England raised rates at its meeting in August 2018 and the Bank of Canada raised rates twice during the reporting period. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period as longer-term rates fell more than short-term rates. The yield on the benchmark 10-year U.S. Treasury note was 2.69% at the end of the reporting period, down from 2.85% on June 30, 2018. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 1.96% over the six months ended December 31, 2018. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned 1.65% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weaker results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index returned -2.34% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 0.65% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 0.25% over the period.

Global equities produced poor results during the reporting period. U.S. equities moved sharply higher over the first half of the period. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations. However, U.S. equities fell sharply during the fourth quarter of 2018. We believe this was triggered by a number of factors, including signs of moderating global growth, concerns over future Fed rate hikes, the ongoing trade dispute between the U.S. and China and the partial U.S. government shutdown. All told, U.S. equities, as represented by the S&P 500 Index, returned -6.85% during the reporting period. Elsewhere, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -8.49% during the reporting period, whereas global equities, as represented by the MSCI World Index, returned -9.10%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -9.45% during the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -10.14%.

Commodity prices fluctuated and generally declined during the reporting period. When the reporting period began, West Texas crude oil was approximately $70 a barrel, but by the end it was roughly $45 a barrel. This was driven in part by increased supply and declining global demand. Elsewhere, gold prices rose, whereas copper prices declined during the reporting period.

2	PIMCO EQUITY SERIES

Finally, during the reporting period the foreign exchange markets experienced periods of volatility, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar produced mixed results against other major currencies during the reporting period. For example, the U.S. dollar appreciated 1.92% and 3.53% versus the euro and the British pound, respectively, whereas the U.S. dollar depreciated 0.97% versus the yen during the reporting period.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Equity Series

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	DECEMBER 31, 2018	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF, and PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF, which are exchange-traded funds (“ETFs”) that seek to provide total return that closely corresponds, before fees and expenses, to the total return of a specified index (each, a “Fund” and collectively, the “Funds”). Each Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of instruments such that the portfolio effectively provides exposure to the underlying index. A Fund may not track its underlying index with the same degree of accuracy as a fund that replicates the composition and weighting of the underlying index. Shares of the Funds will be listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for each Fund’s shares may be different from the Fund’s net asset value (“NAV”). Each Fund issues and redeems shares at its NAV only in blocks of a specified number of shares (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares from the Funds at NAV.

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and the Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the sale of Fund shares. Each Fund’s performance is measured against the performance of at least one broad-based securities market index (“benchmark index”). A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

4	PIMCO EQUITY SERIES

The following table discloses the inception dates of each Fund along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Diversification Status
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	08/31/17	Diversified
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	08/31/17	Diversified
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	08/31/17	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

The Funds may make available a complete schedule of portfolio holdings and the percentages they represent of the Fund’s net assets.

The frequency at which the daily market prices were at a discount or premium to each Fund’s NAV is disclosed on www.pimcoetfs.com. Please see “Disclosure of Portfolio Holdings” in the SAI for information about the availability of the complete schedule of each Fund’s holdings. Fund fact sheets provide additional information regarding a Fund and may be requested by calling (888) 400-4ETF and are available on the Fund’s website at www.pimcoetfs.com.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 400-4ETF, on the Fund’s website at www.pimcoetfs.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of a Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of the Funds’ Form N-Q is also available without charge, upon request, by calling the Trust at (888) 400-4ETF and on the Funds’ website at www.pimcoetfs.com.

The SEC adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

SEMIANNUAL REPORT	DECEMBER 31, 2018	5

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

Cumulative Returns Through December 31, 2018

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor Emerging Markets Index (the “Underlying Index”) by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which the Fund’s sub-adviser, Parametric Portfolio Associates LLC, believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2018

	6 Months*	1 Year	Fund Inception (08/31/17)
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Based on Net Asset Value)	(5.17)%	(12.73)%	(6.79)%
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (At Market Price(1)(2))	(5.25)%	(12.92)%	(6.80)%
RAFI Dynamic Multi-Factor Emerging Markets Index±	(5.35)%	(12.82)%	(6.55)%
MSCI Emerging Markets Index±±	(8.49)%	(14.58)%	(6.51)%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on August 31, 2017, but was not listed for trading until September 6, 2017. Accordingly, there is no Market Price information for August 31, 2017 through September 5, 2017.

± The RAFI Dynamic Multi-Factor Emerging Market index strategy takes time-varying exposures to four return factors; value, low volatility, quality, and momentum. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis.

±± The MSCI Emerging Market Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end, visit www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.49%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

6	PIMCO EQUITY SERIES

Ticker symbol - MFEM

Top 10 Holdings as of 12/31/20181§

Vale S.A. SP — ADR	3.1%
Taiwan Semiconductor Manufacturing Co. Ltd. SP — ADR	2.8%
Infosys Ltd. SP — ADR	2.1%
Lukoil PJSC SP — ADR	1.9%
Hyundai Motor Co.	1.7%
Gazprom PJSC	1.7%
China Petroleum & Chemical Corp. ‘H’	1.4%
Korea Electric Power Corp.	1.1%
Petroleo Brasileiro S.A. SP — ADR	1.1%
POSCO	1.1%

Geographic Breakdown as of 12/31/20181§

South Korea	18.10%
Taiwan	15.20%
Brazil	12.10%
Russia	9.10%
China	8.90%
India	6.10%
South Africa	5.60%
Ireland	4.80%
Thailand	4.40%
Hong Kong	4.00%
Malaysia	2.70%
Mexico	2.40%
Indonesia	2.20%
Chile	1.50%
Poland	1.30%
Other	1.60%

1 % of Investments, at value.

§ Top 10 Holdings, Geographic Breakdown and % of investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»

Underweight exposure to, and security selection in, the consumer discretionary sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI Emerging Markets Index, as the sector underperformed the secondary benchmark index and the Fund’s holdings outperformed the secondary benchmark index.

»

Underweight exposure to, and security selection in, the communications services sector contributed to relative returns compared to the Fund’s secondary benchmark, as the sector underperformed the secondary benchmark index and the Fund’s holdings outperformed the secondary benchmark index.

»	Overweight exposure to the energy sector contributed to relative returns compared to the Fund’s secondary benchmark, as the sector outperformed the secondary benchmark index.

»

Overweight exposure to, and security selection in, the utilities sector contributed to relative returns compared to the Fund’s secondary benchmark, as the sector and the Fund’s holdings outperformed the secondary benchmark index.

»

Overweight exposure to, and security selection in, the materials sector contributed to relative returns compared to the Fund’s secondary benchmark, as the sector and the Fund’s holdings outperformed the secondary benchmark index.

»

Underweight exposure to, and security selection in, the financials sector detracted from relative returns compared to the Fund’s secondary benchmark, as the sector outperformed the secondary benchmark index and the Fund’s holdings underperformed the secondary benchmark index.

SEMIANNUAL REPORT	DECEMBER 31, 2018	7

PIMCO RAFI Dynamic Multi-Factor International Equity ETF

Cumulative Returns Through December 31, 2018

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor International Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor Developed Ex-U.S. Index (the “Underlying Index”) by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which the Fund’s sub-adviser, Parametric Portfolio Associates LLC, believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2018

	6 Months*	1 Year	Fund Inception (08/31/2017)
PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Based on Net Asset Value)	(11.12)%	(13.56)%	(5.58)%
PIMCO RAFI Dynamic Multi-Factor International Equity ETF (At Market Price(1)(2))	(11.31)%	(13.87)%	(6.08)%
RAFI Dynamic Multi-Factor Developed Ex-U.S. Index±	(11.35)%	(13.74)%	(5.17)%
MSCI EAFE Index±±	(11.35)%	(13.79)%	(5.99)%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on August 31, 2017, but was not listed for trading until September 6, 2017. Accordingly, there is no Market Price information for August 31, 2017 through September 5, 2017.

± The RAFI Dynamic Multi-Factor Developed ex-US index takes time-varying exposures to five return factors; value, low volatility, quality, momentum and size. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis.

±± MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end, visit www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.39%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO EQUITY SERIES

Ticker symbol - MFDX

Top 10 Holdings as of 12/31/20181§

GlaxoSmithKline PLC	1.4%
Nestle S.A.	1.1%
Medtronic PLC	1.1%
Royal Dutch Shell PLC ‘A’	1.1%
Roche Holding AG	1.0%
Zurich Insurance Group AG	0.9%
Telefonaktiebolaget LM Ericsson ‘B’	0.9%
Swiss Re AG	0.9%
SAP SE	0.8%
Koninklijke Ahold Delhaize NV	0.7%

Geographic Breakdown as of 12/31/20181§

Japan	26.3%
United Kingdom	15.1%
France	7.5%
Switzerland	7.5%
Canada	6.8%
Germany	6.4%
Australia	5.0%
Netherlands	4.0%
Sweden	3.6%
Spain	3.3%
Hong Kong	2.3%
Italy	1.9%
Ireland	1.6%
Singapore	1.5%
Norway	1.4%
Finland	1.2%
Denmark	1.1%
Other	3.5%

1 % of Investments, at value.

§ Top 10 Holdings, Geographic Breakdown and % of investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»

Underweight exposure to, and security selection in, the financials sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the sector underperformed the secondary benchmark index and the Fund’s holdings outperformed the secondary benchmark index.

»	Overweight exposure to the utilities sector contributed to relative returns compared to the Fund’s secondary benchmark, as the sector outperformed the secondary benchmark index.

»	Security selection in the information technology sector contributed to relative returns compared to the Fund’s secondary benchmark, as the Fund’s holdings outperformed the secondary benchmark index.

»

Overweight exposure to, and security selection in, the communications services sector contributed to relative returns compared to the Fund’s secondary benchmark, as the sector and the Fund’s holdings outperformed the secondary benchmark index.

»	Security selection in the energy sector detracted from relative returns compared to the Fund’s secondary benchmark, as the Fund’s holdings underperformed the secondary benchmark index.

»

Underweight exposure to, and security selection in, the health care sector detracted from relative returns compared to the Fund’s secondary benchmark, as the sector outperformed the secondary benchmark index and the Fund’s holdings underperformed the secondary benchmark index.

SEMIANNUAL REPORT	DECEMBER 31, 2018	9

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

Cumulative Returns Through December 31, 2018

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor U.S. Index (the “Underlying Index”) by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which the Fund’s sub-adviser, Parametric Portfolio Associates LLC, believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended December 31, 2018

	6 Months*	1 Year	Fund Inception (08/31/17)
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (Based on Net Asset Value)	(9.30)%	(6.59)%	2.83%
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (At Market Price(1)(2))	(9.48)%	(6.87)%	2.52%
RAFI Dynamic Multi-Factor U.S. Index±	(9.15)%	(6.32)%	3.22%
S&P 500 Index±±	(6.85)%	(4.38)%	3.04%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on August 31, 2017, but was not listed for trading until September 6, 2017. Accordingly, there is no Market Price information for August 31, 2017 through September 5, 2017.

± The RAFI Dynamic Multi-Factor U.S. index takes time-varying exposures to five return factors; value, low volatility, quality, momentum and size. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis.

±± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end, visit www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.29%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO EQUITY SERIES

Ticker symbol - MFUS

Top 10 Holdings as of 12/31/20181§

Wal-Mart Stores, Inc.	2.1%
Verizon Communications, Inc.	2.0%
International Business Machines Corp.	2.0%
Apple, Inc.	2.0%
Coca-Cola Co.	1.8%
CVS Health Corp.	1.5%
Johnson & Johnson	1.5%
Amazon.com, Inc.	1.3%
Microsoft Corp.	1.3%
Merck & Co., Inc.	1.2%

Sector Breakdown as of 12/31/20181§

Information Technology	15.9%
Consumer Discretionary	14.9%
Health Care	13.0%
Consumer Staples	13.0%
Industrials	10.5%
Financials	7.9%
Energy	6.9%
Communication Services	6.7%
Real Estate	5.4%
Materials	2.8%
Utilities	2.7%

1 % of Investments, at value.

§ Top 10 Holdings and Sector Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance during the reporting period:

»

Underweight exposure to, and security selection in, the communications services sector contributed to relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector underperformed the secondary benchmark index and the Fund’s holdings outperformed the secondary benchmark index.

»

Underweight exposure to, and security selection in, the financials sector contributed to relative returns compared to the Fund’s secondary benchmark, as the sector underperformed the secondary benchmark index and the Fund’s holdings outperformed the secondary benchmark index.

»

Overweight exposure to, and security selection in, the energy sector detracted from relative returns compared to the Fund’s secondary benchmark, as the sector and the Fund’s holdings underperformed the secondary benchmark index.

»

Underweight exposure to, and security selection in, the health care sector detracted from relative returns compared to the Fund’s secondary benchmark, as the sector outperformed the secondary benchmark index and the Fund’s holdings underperformed the secondary benchmark index.

»	Security selection in the information technology sector detracted from relative returns compared to the Fund’s secondary benchmark, as the Fund’s holdings underperformed the secondary benchmark index.

»

Overweight exposure to, and security selection in, the consumer discretionary sector detracted from relative returns compared to the Fund’s secondary benchmark, as the sector and the Fund’s holdings underperformed the secondary benchmark index.

SEMIANNUAL REPORT	DECEMBER 31, 2018	11

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from July 1, 2018 to December 31, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$1,000.00	$948.30	$2.46	$1,000.00	$1,022.68	$2.55	0.50%
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	1,000.00	888.80	1.90	1,000.00	1,023.19	2.04	0.40
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	1,000.00	907.00	1.44	1,000.00	1,023.69	1.53	0.30

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO EQUITY SERIES

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	DECEMBER 31, 2018	13

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

07/01/2018 - 12/31/2018+	$23.94	$0.39	$(1.61)	$(1.22)	$(0.65)	$0.00	$(0.65)

08/31/2017 - 06/30/2018	25.00	0.42	(1.41)	(0.99)	(0.07)	0.00	(0.07)

PIMCO RAFI Dynamic Multi-Factor International Equity ETF

07/01/2018 - 12/31/2018+	$25.87	$0.22	$(3.04)	$(2.82)	$(0.67)	$0.00	$(0.67)

08/31/2017 - 06/30/2018	25.00	0.62	0.44	1.06	(0.19)	0.00	(0.19)

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

07/01/2018 - 12/31/2018+	$28.30	$0.31	$(2.92)	$(2.61)	$(0.48)	$0.00	$(0.48)

08/31/2017 - 06/30/2018	25.00	0.43	3.17	3.60	(0.30)	0.00	(0.30)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$22.07	(5.17)%	$333,752	0.50	%*	0.51	%*	0.50	%*	0.51	%*	3.33	%*	23%

23.94	(3.99)	357,169	0.50	*	0.55	*	0.50	*	0.55	*	1.94	*	52

$22.38	(11.12)%	$25,061	0.40	%*	0.41	%*	0.40	%*	0.41	%*	1.75	%*	12%

25.87	4.22	28,976	0.40	*	0.87	*	0.40	*	0.87	*	2.81	*	36

$25.21	(9.30)%	$63,537	0.30	%*	0.31	%*	0.30	%*	0.31	%*	2.13	%*	19%

28.30	14.43	65,658	0.29	*	0.60	*	0.29	*	0.60	*	1.89	*	56

SEMIANNUAL REPORT	DECEMBER 31, 2018	15

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

Assets:

Investments, at value
Investments in securities	$331,641	$24,852	$62,080
Cash	5,570	242	1,206
Deposits with Counterparty	0	0	839
Foreign currency, at value	667	156	0
Receivable for investments sold	1,659	0	0
Interest and/or dividends receivable	1,360	64	100
Reimbursement receivable from PIMCO	8	1	2
Total Assets	340,905	25,315	64,227

Liabilities:

Payable for investments purchased	$967	$33	$6
Distributions payable	6,048	213	668
Accrued management fees	137	8	16
Other liabilities	1	0	0
Total Liabilities	7,153	254	690

Net Assets	$333,752	$25,061	$63,537

Net Assets Consist of:

Paid in capital	$406,000	$29,694	$71,173
Distributable earnings (accumulated loss)	(72,248)	(4,633)	(7,636)

Net Assets	$333,752	$25,061	$63,537

Shares Issued and Outstanding	15,120	1,120	2,520

Net Asset Value Per Share Outstanding:	$22.07	$22.38	$25.21

Cost of investments in securities	$371,048	$27,988	$66,329
Cost of foreign currency held	$668	$155	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO EQUITY SERIES	See Accompanying Notes

Statements of Operations

Six Months Ended December 31, 2018 (Unaudited)
(Amounts in thousands†)	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

Investment Income:
Dividends, net of foreign taxes*	$6,753	$301	$870
Total Income	6,753	301	870

Expenses:

Management fees	867	55	104
Trustee fees	18	1	4
Miscellaneous expense	9	1	2
Total Expenses	894	57	110
Waiver and/or Reimbursement by PIMCO	(18)	(1)	(4)
Net Expenses	876	56	106

Net Investment Income (Loss)	5,877	245	764

Net Realized Gain (Loss):

Investments in securities	(16,656)	(1,195)	(2,939)
In-kind redemptions	0	503	988
Over the counter financial derivative instruments	(122)	2	0
Foreign currency	18	(9)	0

Net Realized Gain (Loss)	(16,760)	(699)	(1,951)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(7,602)	(2,768)	(5,547)
Over the counter financial derivative instruments	1	0	0
Foreign currency assets and liabilities	26	2	0

Net Change in Unrealized Appreciation (Depreciation)	(7,575)	(2,766)	(5,547)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(18,458)	$(3,220)	$(6,734)

* Foreign tax withholdings - Dividends	$1,076	$32	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	17

Statements of Changes in Net Assets

	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF		PIMCO RAFI Dynamic Multi-Factor International Equity ETF		PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

(Amounts in thousands†)	Six Months Ended December 31, 2018 (Unaudited)	Inception date through June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Inception date through June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Inception date through June 30, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$5,877	$3,726	$245	$602	$764	$614
Net realized gain (loss)	(16,760)	(15,530)	(699)	624	(1,951)	1,472
Net change in unrealized appreciation (depreciation)	(7,575)	(31,826)	(2,766)	(369)	(5,547)	1,298

Net Increase (Decrease) in Net Assets Resulting from Operations	(18,458)	(43,630)	(3,220)	857	(6,734)	3,384

Distributions to Shareholders:

From net investment income and/or net realized capital gains*	(9,728)	(443)	(745)	(176)	(1,185)	(226)

Total Distributions(a)	(9,728)	(443)	(745)	(176)	(1,185)	(226)

Fund Share Transactions:

Receipts for shares sold	4,769	401,242	5,241	43,985	14,247	89,841
Cost of shares redeemed	0	0	(5,191)	(15,690)	(8,449)	(27,341)
Net increase (decrease) resulting from Fund share transactions	4,769	401,242	50	28,295	5,798	62,500

Total Increase (Decrease) in Net Assets	(23,417)	357,169	(3,915)	28,976	(2,121)	65,658

Net Assets:

Beginning of period	357,169	0	28,976	0	65,658	0
End of period	$333,752	$357,169	$25,061	$28,976	$63,537	$65,658

Shares of Beneficial Interest:

Shares sold	200	14,920	200	1,720	500	3,320
Shares redeemed	0	0	(200)	(600)	(300)	(1,000)
Net increase (decrease) in shares outstanding	200	14,920	0	1,120	200	2,320

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

18	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

December 31, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.4%

COMMON STOCKS 90.4%

BRAZIL 8.8%

CONSUMER DISCRETIONARY 0.4%

Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	24,600	$98

Grendene S.A.	25,500	54

Kroton Educacional S.A.	29,000	66

Lojas Renner S.A.	62,000	676

Petrobras Distribuidora S.A.	30,000	199

Via Varejo S.A.	87,300	99

		1,192

CONSUMER STAPLES 1.4%

Ambev S.A. ADR	353,164	1,384

Atacadao Distribuicao Comercio e Industria Ltda	6,700	31

BRF S.A. (a)	110,300	623

JBS S.A.	630,200	1,883

M Dias Branco S.A.	7,600	84

Natura Cosmeticos S.A.	37,400	434

Raia Drogasil S.A.	9,100	134

		4,573

ENERGY 1.4%

Cosan S.A. Industria e Comercio	5,800	50

Petroleo Brasileiro S.A. SP - ADR	279,448	3,636

Ultrapar Participacoes S.A.	70,200	962

		4,648

FINANCIALS 1.4%

B3 S.A. - Brasil Bolsa Balcao	105,700	730

Banco Bradesco S.A. ADR	117,516	1,162

Banco BTG Pactual S.A.	38,300	233

Banco do Brasil S.A.	161,300	1,931

Banco Santander Brasil S.A. ADR	15,340	171

BB Seguridade Participacoes S.A.	46,600	332

Porto Seguro S.A.	7,500	101

Sul America S.A.	9,000	66

		4,726

HEALTH CARE 0.1%

Hypermarcas S.A.	21,000	164

INDUSTRIALS 0.3%

CCR S.A.	33,800	98

Embraer S.A. SP - ADR	26,894	595

WEG S.A.	84,030	380

		1,073

INFORMATION TECHNOLOGY 0.0%

Cielo S.A.	13,000	30

MATERIALS 3.4%

Cia Siderurgica Nacional S.A.	174,100	396

Fibria Celulose S.A.	31,500	549

Klabin S.A.	37,000	152

Suzano Papel e Celulose S.A.	12,900	127

Vale S.A. SP - ADR	776,903	10,247

		11,471

	SHARES	MARKET VALUE (000S)
UTILITIES 0.4%

AES Tiete Energia S.A.	69,400	$179

Cia de Saneamento Basico do Estado de Sao Paulo ADR	11,293	91

Cia de Saneamento de Minas Gerais-COPASA	6,300	100

Energisa S.A.	18,100	173

Engie Brasil Energia S.A.	50,325	428

Light S.A.	31,900	136

Transmissora Alianca de Energia Eletrica S.A.	37,900	230

		1,337

Total Brazil		29,214

CHILE 1.4%

COMMUNICATION SERVICES 0.0%

Empresa Nacional de Telecomunicaciones S.A.	16,984	133

CONSUMER DISCRETIONARY 0.1%

SACI Falabella	56,837	415

CONSUMER STAPLES 0.3%

Cencosud S.A.	213,212	384

Cia Cervecerias Unidas S.A. SP - ADR	23,537	591

		975

ENERGY 0.2%

Empresas COPEC S.A.	39,154	471

FINANCIALS 0.3%

Banco de Chile	3,480,788	497

Banco de Credito e Inversiones	2,975	193

Banco Santander Chile ADR	6,149	184

Itau CorpBanca	18,982,987	178

Sociedad Matriz del Banco de Chile S.A. ‘B’	133,794	61

		1,113

MATERIALS 0.2%

CAP S.A.	11,557	101

Empresas CMPC S.A.	109,179	347

Sociedad Quimica y Minera de Chile S.A. SP - ADR	3,856	148

		596

UTILITIES 0.3%

AES Gener S.A.	448,188	125

Aguas Andinas S.A. ‘A’	412,518	226

Colbun S.A.	844,051	171

Enel Americas S.A.	1,557,401	275

Enel Chile S.A.	2,055,490	198

Engie Energia Chile S.A.	44,183	80

		1,075

Total Chile		4,778

CHINA 8.8%

COMMUNICATION SERVICES 0.5%

China Communications Services Corp. Ltd. ‘H’	550,000	456

	SHARES	MARKET VALUE (000S)

China Telecom Corp. Ltd. ‘H’	2,456,000	$1,258

		1,714

CONSUMER DISCRETIONARY 0.6%

ANTA Sports Products Ltd.	98,000	469

GOME Retail Holdings Ltd.	1,572,000	130

Great Wall Motor Co. Ltd. ‘H’	296,500	171

Shenzhou International Group Holdings Ltd.	90,000	1,023

Yum China Holdings, Inc.	8,990	301

Zhongsheng Group Holdings Ltd.	24,500	49

		2,143

CONSUMER STAPLES 0.7%

Dali Foods Group Co. Ltd.	251,000	185

Hengan International Group Co. Ltd.	105,000	763

Tingyi Cayman Islands Holding Corp.	266,000	356

Tsingtao Brewery Co. Ltd. ‘H’	30,000	121

Uni-President China Holdings Ltd.	215,000	186

Want Want China Holdings Ltd.	1,102,000	771

		2,382

ENERGY 2.4%

China Oilfield Services Ltd. ‘H’	76,000	65

China Petroleum & Chemical Corp. ‘H’	6,410,000	4,569

CNOOC Ltd.	1,765,000	2,719

PetroChina Co. Ltd. ‘H’	820,000	509

		7,862

FINANCIALS 1.3%

Agricultural Bank of China Ltd. ‘H’	707,000	310

Bank of Communications Co. Ltd. ‘H’	40,000	31

China CITIC Bank Corp. Ltd. ‘H’	157,000	95

China Construction Bank Corp. ‘H’	3,065,000	2,510

China Everbright Bank Co. Ltd. ‘H’	68,000	30

China Galaxy Securities Co. Ltd.	111,500	50

China Huarong Asset Management Co. Ltd. ‘H’	476,000	87

China Merchants Bank Co. Ltd. ‘H’	146,000	533

China Minsheng Banking Corp. Ltd. ‘H’	42,000	29

China Reinsurance Group Corp. ‘H’	743,000	152

CITIC Securities Co. Ltd. ‘H’	31,000	53

GF Securities Co. Ltd.	17,634	24

Guotai Junan Securities Co. Ltd.	18,200	37

Huatai Securities Co. Ltd.	87,263	138

Postal Savings Bank of China Co. Ltd. ‘H’	247,000	130

		4,209

HEALTH CARE 0.3%

China Resources Pharmaceutical Group Ltd.	139,000	181

CSPC Pharmaceutical Group Ltd.	262,000	376

Shandong Weigao Group Medical Polymer Co. Ltd.	80,000	65

Shanghai Pharmaceuticals Holding Co. Ltd.	12,200	25

Sihuan Pharmaceutical Holdings Group Ltd.	248,000	43

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	19

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)

Sinopharm Group Co. Ltd.	77,600	$327

		1,017

INDUSTRIALS 0.6%

AviChina Industry & Technology Co. Ltd.	108,000	68

China Communications Construction Co. Ltd. ‘H’	36,000	34

China Railway Construction Corp. Ltd. ‘H’	21,500	30

China Railway Group Ltd. ‘H’	33,000	30

China Southern Airlines Co. Ltd. ‘H’	248,000	152

COSCO SHIPPING Energy Transportation Co. Ltd. ‘H’	132,000	66

Harbin Electric Co. Ltd. ‘H’	128,000	65

Jiangsu Expressway Co. Ltd. ‘H’	198,000	276

Sinopec Engineering Group Co. Ltd. ‘H’	147,000	121

Sinotrans Ltd. ‘H’	278,000	121

Sinotruk Hong Kong Ltd.	75,000	113

Weichai Power Co. Ltd. ‘H’	62,000	71

Yangzijiang Shipbuilding Holdings Ltd.	258,000	237

Zhejiang Expressway Co. Ltd. ‘H’	120,000	104

Zhuzhou CRRC Times Electric Co. Ltd.	15,200	84

ZTO Express Cayman, Inc. ADR	23,525	372

		1,944

INFORMATION TECHNOLOGY 0.4%

AAC Technologies Holdings, Inc.	14,000	81

AVIC International Holdings Ltd.	64,000	34

FIH Mobile Ltd.	677,000	71

Legend Holdings Corp. ‘H’	34,200	89

Lenovo Group Ltd.	1,574,000	1,063

		1,338

MATERIALS 0.6%

Anhui Conch Cement Co. Ltd. ‘H’	65,500	317

China BlueChemical Ltd. ‘H’	350,000	110

China National Building Material Co. Ltd. ‘H’	1,168,000	799

China Oriental Group Co. Ltd.	244,000	145

Jiangxi Copper Co. Ltd. ‘H’	356,000	418

Sinopec Shanghai Petrochemical Co. Ltd. ‘H’	606,000	265

Zijin Mining Group Co. Ltd.	252,000	96

		2,150

REAL ESTATE 0.6%

Agile Group Holdings Ltd.	490,000	578

China Evergrande Group	28,000	84

Greentown China Holdings Ltd.	76,500	58

Guangzhou R&F Properties Co. Ltd. ‘H’	135,600	205

Kaisa Group Holdings Ltd.	599,000	191

KWG Property Holding Ltd.	119,000	105

Logan Property Holdings Co. Ltd.	72,000	90

Longfor Group Holdings Ltd.	64,500	192

Powerlong Real Estate Holdings Ltd.	207,000	82

Red Star Macalline Group Corp. Ltd. ‘H’	32,821	28

Shui On Land Ltd.	797,000	177

	SHARES	MARKET VALUE (000S)

Sino-Ocean Group Holding Ltd.	419,500	$185

SOHO China Ltd. (a)	425,000	152

		2,127

UTILITIES 0.8%

Beijing Jingneng Clean Energy Co. Ltd. ‘H’	406,000	98

CGN Power Co. Ltd. ‘H’	1,020,000	242

China Longyuan Power Group Corp. Ltd. ‘H’	134,000	92

Datang International Power Generation Co. Ltd. ‘H’	298,000	70

ENN Energy Holdings Ltd.	122,000	1,084

Huadian Fuxin Energy Corp. Ltd. ‘H’	592,000	144

Huadian Power International Corp. Ltd. ‘H’	322,000	145

Huaneng Power International, Inc. ‘H’	852,000	541

Huaneng Renewables Corp. Ltd.	272,000	73

		2,489

Total China		29,375

GREECE 0.4%

COMMUNICATION SERVICES 0.0%

Hellenic Telecommunications Organization S.A.	6,399	70

CONSUMER DISCRETIONARY 0.1%

OPAP S.A.	27,510	239

ENERGY 0.1%

Hellenic Petroleum S.A.	3,045	26

Motor Oil Hellas Corinth Refineries S.A.	13,679	329

		355

FINANCIALS 0.2%

Alpha Bank AE (a)	255,250	321

National Bank of Greece S.A. (a)	168,951	212

Piraeus Bank S.A. (a)	162,147	156

		689

UTILITIES 0.0%

Public Power Corp. S.A. (a)	32,177	48

Total Greece		1,401

HONG KONG 4.0%

COMMUNICATION SERVICES 0.6%

China Mobile Ltd.	168,500	1,630

China Unicom Hong Kong Ltd.	318,000	339

		1,969

CONSUMER DISCRETIONARY 0.0%

Dah Chong Hong Holdings Ltd.	291,000	100

CONSUMER STAPLES 0.7%

China Agri-Industries Holdings Ltd.	499,000	178

China Mengniu Dairy Co. Ltd.	98,000	305

	SHARES	MARKET VALUE (000S)

China Resources Beer Holdings Co. Ltd.	516,000	$1,804

		2,287

ENERGY 0.2%

Kunlun Energy Co. Ltd.	676,000	718

FINANCIALS 0.1%

China Everbright Ltd.	32,000	57

China Taiping Insurance Holdings Co. Ltd.	73,000	201

Far East Horizon Ltd.	31,000	31

		289

INDUSTRIALS 0.2%

China Merchants Port Holdings Co. Ltd.	14,000	25

China State Construction International Holdings Ltd.	154,000	122

CITIC Ltd.	42,000	66

COSCO SHIPPING Ports Ltd.	210,000	206

Shenzhen International Holdings Ltd.	29,500	57

Tianjin Port Development Holdings Ltd.	666,000	71

		547

MATERIALS 0.1%

China Resources Cement Holdings Ltd.	98,000	88

Shougang Fushan Resources Group Ltd.	550,000	112

Sinofert Holdings Ltd.	682,000	78

		278

REAL ESTATE 1.3%

China Jinmao Holdings Group Ltd.	188,000	85

China Overseas Land & Investment Ltd.	674,000	2,324

China Resources Land Ltd.	414,000	1,593

Poly Property Group Co. Ltd.	442,000	138

Shenzhen Investment Ltd.	74,000	24

Yuexiu Property Co. Ltd.	1,672,000	307

		4,471

UTILITIES 0.8%

Beijing Enterprises Holdings Ltd.	5,500	29

China Power International Development Ltd.	1,246,000	283

China Resources Gas Group Ltd.	104,000	412

China Resources Power Holdings Co. Ltd.	586,000	1,127

Guangdong Investment Ltd.	408,000	789

		2,640

Total Hong Kong		13,299

INDIA 6.1%

CONSUMER DISCRETIONARY 0.6%

Mahindra & Mahindra Ltd. GDR	112,455	1,276

Tata Motors Ltd. ADR (a)	54,825	668

		1,944

20	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

	SHARES	MARKET VALUE (000S)
FINANCIALS 1.8%

Axis Bank Ltd. GDR (a)	29,299	$1,314

HDFC Bank Ltd. ADR	33,122	3,431

ICICI Bank Ltd. ADR	126,072	1,297

		6,042

HEALTH CARE 0.4%

Dr Reddy’s Laboratories Ltd. ADR	31,927	1,204

INDUSTRIALS 0.6%

Larsen & Toubro Ltd. GDR	96,137	1,966

INFORMATION TECHNOLOGY 2.5%

Infosys Ltd. SP - ADR	740,655	7,051

Wipro Ltd. ADR	250,667	1,286

		8,337

MATERIALS 0.2%

Tata Steel Ltd. GDR	104,047	772

Total India		20,265

INDONESIA 2.2%

COMMUNICATION SERVICES 0.5%

Telekomunikasi Indonesia Persero Tbk PT	6,198,700	1,620

CONSUMER DISCRETIONARY 0.3%

Astra International Tbk PT	2,064,600	1,183

CONSUMER STAPLES 0.4%

Charoen Pokphand Indonesia Tbk PT	556,900	280

Gudang Garam Tbk PT	55,300	322

Hanjaya Mandala Sampoerna Tbk PT	1,062,700	275

Indofood CBP Sukses Makmur Tbk PT	263,500	192

Indofood Sukses Makmur Tbk PT	176,100	91

Unilever Indonesia Tbk PT	57,400	182

		1,342

ENERGY 0.3%

Bukit Asam Tbk PT	1,040,500	312

Indo Tambangraya Megah Tbk PT	152,500	215

United Tractors Tbk PT	193,800	369

		896

FINANCIALS 0.3%

Bank Central Asia Tbk PT	411,700	744

Bank Danamon Indonesia Tbk PT	62,500	33

Bank Rakyat Indonesia Persero Tbk PT	1,325,400	338

		1,115

HEALTH CARE 0.0%

Kalbe Farma Tbk PT	918,400	97

MATERIALS 0.3%

Indah Kiat Pulp & Paper Corp. Tbk PT	574,700	462

	SHARES	MARKET VALUE (000S)

Indocement Tunggal Prakarsa Tbk PT	138,700	$178

Semen Indonesia Persero Tbk PT	376,800	301

		941

UTILITIES 0.1%

Perusahaan Gas Negara Persero Tbk	1,396,200	206

Total Indonesia		7,400

MALAYSIA 2.7%

COMMUNICATION SERVICES 0.3%

Astro Malaysia Holdings Bhd.	164,100	52

Axiata Group Bhd.	276,500	263

DiGi.Com Bhd.	216,500	235

Maxis Bhd.	179,200	231

Telekom Malaysia Bhd.	169,400	109

		890

CONSUMER DISCRETIONARY 0.2%

Genting Bhd.	268,300	396

Genting Malaysia Bhd.	360,700	263

UMW Holdings Bhd.	73,700	98

		757

CONSUMER STAPLES 0.3%

British American Tobacco Malaysia Bhd.	16,600	145

Felda Global Ventures Holdings Bhd.	413,000	71

IOI Corp. Bhd.	198,500	213

Kuala Lumpur Kepong Bhd.	36,200	217

Nestle Malaysia Bhd.	1,600	57

PPB Group Bhd.	50,780	215

		918

ENERGY 0.1%

Petronas Dagangan Bhd.	56,300	360

FINANCIALS 0.9%

AMMB Holdings Bhd.	142,000	149

CIMB Group Holdings Bhd.	321,200	443

Hong Leong Bank Bhd.	39,800	196

Hong Leong Financial Group Bhd.	6,400	29

Malayan Banking Bhd.	371,900	854

Public Bank Bhd.	238,300	1,427

RHB Bank Bhd.	23,100	30

		3,128

HEALTH CARE 0.0%

IHH Healthcare Bhd.	42,800	56

INDUSTRIALS 0.3%

Berjaya Corp. Bhd. (a)	551,700	38

IJM Corp. Bhd.	305,300	120

MISC Bhd.	98,100	159

Sime Darby Bhd.	879,800	511

		828

MATERIALS 0.2%

Petronas Chemicals Group Bhd.	297,300	668

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.0%

IOI Properties Group Bhd.	77,300	$29

Sunway Bhd.	157,000	56

		85

UTILITIES 0.4%

Petronas Gas Bhd.	67,700	315

Tenaga Nasional Bhd.	253,400	835

YTL Corp. Bhd.	327,708	80

YTL Power International Bhd.	211,600	42

		1,272

Total Malaysia		8,962

MEXICO 2.3%

COMMUNICATION SERVICES 0.1%

America Movil S.A.B. de C.V. SP - ADR ‘L’	24,966	356

CONSUMER DISCRETIONARY 0.0%

El Puerto de Liverpool S.A.B. de C.V.	4,100	26

Nemak S.A.B. de C.V.	38,700	29

		55

CONSUMER STAPLES 1.5%

Arca Continental S.A.B. de C.V.	22,900	128

Coca-Cola Femsa S.A.B. de C.V. SP - ADR	3,098	189

Fomento Economico Mexicano S.A.B. de C.V. SP - ADR	11,615	1,000

Gruma S.A.B. de C.V. ‘B’	24,975	282

Grupo Bimbo S.A.B. de C.V. ‘A’	15,500	31

Grupo Lala S.A.B. de C.V.	126,300	136

Industrias Bachoco S.A.B. de C.V.	24,600	81

Kimberly-Clark de Mexico S.A.B. de C.V. ‘A’	222,300	354

Wal-Mart de Mexico S.A.B. de C.V.	1,132,100	2,879

		5,080

FINANCIALS 0.2%

Gentera S.A.B. de C.V.	40,900	30

Grupo Elektra S.A.B. de C.V.	4,175	201

Grupo Financiero Banorte S.A.B. de C.V. ‘O’	93,300	456

		687

INDUSTRIALS 0.1%

Alfa S.A.B. de C.V. ‘A’	116,600	139

Grupo Carso S.A.B. de C.V.	34,900	125

		264

MATERIALS 0.3%

Alpek S.A.B. de C.V. (a)	94,100	115

Grupo Mexico S.A.B. de C.V. ‘B’	463,600	957

Mexichem S.A.B. de C.V.	9,000	23

		1,095

UTILITIES 0.1%

Infraestructura Energetica Nova S.A.B. de C.V.	31,300	116

Total Mexico		7,653

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	21

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)
PHILIPPINES 0.6%

COMMUNICATION SERVICES 0.1%

Globe Telecom, Inc.	4,100	$148

PLDT, Inc.	12,625	271

		419

CONSUMER STAPLES 0.1%

Universal Robina Corp.	52,950	128

FINANCIALS 0.2%

Ayala Corp.	12,010	206

Bank of the Philippine Islands	95,771	171

BDO Unibank, Inc.	67,600	168

Metro Pacific Investments Corp.	317,000	28

Metropolitan Bank & Trust Co.	121,906	188

		761

INDUSTRIALS 0.1%

Alliance Global Group, Inc.	252,500	57

DMCI Holdings, Inc.	438,800	106

International Container Terminal Services, Inc.	33,490	64

San Miguel Corp.	20,960	59

SM Investments Corp.	5,020	87

		373

UTILITIES 0.1%

Aboitiz Power Corp.	176,000	117

Manila Electric Co.	23,340	169

		286

Total Philippines		1,967

POLAND 1.3%

COMMUNICATION SERVICES 0.1%

Cyfrowy Polsat S.A.	18,535	112

Orange Polska S.A.	102,848	132

PLAY Communications S.A.	5,036	28

		272

ENERGY 0.5%

Grupa Lotos S.A.	20,348	482

Polski Koncern Naftowy ORLEN S.A.	35,886	1,039

Polskie Gornictwo Naftowe i Gazownictwo S.A.	109,667	203

		1,724

FINANCIALS 0.2%

Bank Polska Kasa Opieki S.A.	3,110	91

Powszechny Zaklad Ubezpieczen S.A.	48,082	566

		657

INFORMATION TECHNOLOGY 0.0%

Asseco Poland S.A.	7,935	98

MATERIALS 0.2%

Grupa Azoty S.A.	3,041	26

KGHM Polska Miedz S.A. (a)	22,269	528

		554

	SHARES	MARKET VALUE (000S)
UTILITIES 0.3%

Enea S.A.	45,422	$120

Energa S.A.	48,105	115

PGE Polska Grupa Energetyczna S.A.	171,351	460

Tauron Polska Energia S.A.	306,838	180

		875

Total Poland		4,180

RUSSIA 8.5%

COMMUNICATION SERVICES 0.7%

Mobile TeleSystems PJSC SP - ADR	265,472	1,858

Rostelecom PJSC	247,880	261

Sistema PJSC FC	1,465,200	168

		2,287

CONSUMER STAPLES 0.2%

Magnit PJSC SP - GDR	49,293	627

ENERGY 4.7%

Gazprom Neft PJSC	29,630	147

Gazprom PJSC	2,520,550	5,520

Lukoil PJSC SP - ADR	86,638	6,198

Novatek PJSC GDR	2,914	498

Rosneft Oil, Co. PJSC GDR	198,705	1,228

Tatneft PJSC SP - ADR	31,962	2,015

TMK PJSC	32,420	25

		15,631

FINANCIALS 0.4%

Sberbank of Russia PJSC	235,460	635

VTB Bank PJSC	1,759,480,000	856

		1,491

INDUSTRIALS 0.1%

Aeroflot PJSC	29,400	43

Globaltrans Investment PLC GDR	13,350	121

		164

MATERIALS 2.1%

Alrosa PJSC	753,000	1,061

Evraz PLC	15,073	92

Magnitogorsk Iron & Steel Works PJSC	450,400	278

MMC Norilsk Nickel PJSC ADR	183,735	3,451

Novolipetsk Steel PJSC	219,820	495

PhosAgro PJSC GDR	16,715	214

Polymetal International PLC	19,328	203

Polyus PJSC	4,247	328

Severstal PJSC GDR	63,476	866

		6,988

UTILITIES 0.3%

Federal Grid Co. Unified Energy System PJSC	47,740,000	102

Inter RAO UES PJSC	7,464,000	414

Mosenergo PJSC	2,693,000	79

OGK-2 PJSC	12,274,000	56

Rosseti PJSC	10,968,000	122

RusHydro PJSC	33,504,000	234

	SHARES	MARKET VALUE (000S)

Unipro PJSC	3,214,000	$120

		1,127

Total Russia		28,315

SINGAPORE 0.0%

INDUSTRIALS 0.0%

BOC Aviation Ltd.	5,900	43

Total Singapore		43

SOUTH AFRICA 5.3%

COMMUNICATION SERVICES 1.3%

MTN Group Ltd.	515,767	3,188

Telkom S.A. SOC Ltd.	59,688	263

Vodacom Group Ltd.	106,684	981

		4,432

CONSUMER DISCRETIONARY 0.4%

Foschini Group Ltd.	25,737	297

Motus Holdings Ltd. (a)	45,576	279

Mr Price Group Ltd.	26,523	453

Truworths International Ltd.	52,319	320

		1,349

CONSUMER STAPLES 0.4%

Massmart Holdings Ltd.	17,788	128

Pick n Pay Stores Ltd.	29,273	138

Shoprite Holdings Ltd.	41,084	543

SPAR Group Ltd.	9,119	131

Tiger Brands Ltd.	15,064	286

		1,226

ENERGY 0.0%

Exxaro Resources Ltd.	11,914	115

FINANCIALS 1.1%

Absa Group Ltd.	48,888	549

Capitec Bank Holdings Ltd.	836	65

FirstRand Ltd.	154,348	703

Investec Ltd.	5,429	29

Liberty Holdings Ltd.	5,864	45

Nedbank Group Ltd.	12,418	237

Sanlam Ltd.	154,928	858

Standard Bank Group Ltd.	91,170	1,133

		3,619

HEALTH CARE 0.2%

Life Healthcare Group Holdings Ltd.	154,577	284

Netcare Ltd.	136,974	251

		535

INDUSTRIALS 0.2%

Barloworld Ltd.	53,760	431

Bidvest Group Ltd.	10,893	156

Imperial Logistics Ltd.	45,576	216

		803

INFORMATION TECHNOLOGY 0.0%

DataTec Ltd.	39,741	76

22	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

	SHARES	MARKET VALUE (000S)
MATERIALS 1.7%

African Rainbow Minerals Ltd.	21,729	$215

Anglo American Platinum Ltd.	1,881	70

AngloGold Ashanti Ltd. SP - ADR	62,177	780

Gold Fields Ltd. SP - ADR	258,999	912

Harmony Gold Mining Co. Ltd. SP - ADR	134,006	240

Impala Platinum Holdings Ltd. (a)	231,372	590

Kumba Iron Ore Ltd.	18,617	366

Sappi Ltd.	71,015	403

Sasol Ltd.	66,934	1,989

		5,565

Total South Africa		17,720

SOUTH KOREA 18.0%

COMMUNICATION SERVICES 1.3%

KT Corp. SP - ADR	119,665	1,702

LG Uplus Corp.	49,358	780

NAVER Corp.	2,190	240

SK Telecom Co. Ltd.	7,169	1,730

		4,452

CONSUMER DISCRETIONARY 5.0%

Coway Co. Ltd.	6,320	420

Hankook Tire Co. Ltd.	12,102	435

Hanon Systems	24,839	241

Hyundai Department Store Co. Ltd.	2,042	165

Hyundai Mobis Co. Ltd.	17,058	2,910

Hyundai Motor Co.	53,547	5,685

Hyundai Wia Corp.	11,331	368

Kangwon Land, Inc.	17,525	502

Kia Motors Corp.	76,152	2,295

LG Electronics, Inc.	36,288	2,035

LOTTE Himart Co. Ltd.	3,336	140

Lotte Shopping Co. Ltd.	4,932	931

Mando Corp.	4,324	112

Shinsegae, Inc.	1,023	235

		16,474

CONSUMER STAPLES 1.2%

Amorepacific Corp.	1,906	359

AMOREPACIFIC Group	2,490	163

CJ CheilJedang Corp.	833	247

E-MART, Inc.	3,834	626

GS Retail Co. Ltd.	3,650	132

KT&G Corp.	17,629	1,605

LG Household & Health Care Ltd.	905	894

NongShim Co. Ltd.	250	57

		4,083

ENERGY 1.2%

E1 Corp.	602	30

GS Holdings Corp.	13,439	621

S-Oil Corp.	4,964	433

SK Gas Ltd.	1,759	112

SK Innovation Co. Ltd.	17,871	2,868

		4,064

FINANCIALS 2.7%

BNK Financial Group, Inc.	37,099	244

DB Insurance Co. Ltd.	6,216	391

	SHARES	MARKET VALUE (000S)

DGB Financial Group, Inc.	28,358	$211

Hanwha Life Insurance Co. Ltd.	81,211	307

Hyundai Marine & Fire Insurance Co. Ltd.	8,394	308

Industrial Bank of Korea	47,094	593

KB Financial Group, Inc.	36,456	1,521

Korea Investment Holdings Co. Ltd.	1,602	86

Meritz Fire & Marine Insurance Co. Ltd.	7,970	156

NH Investment & Securities Co. Ltd.	2,400	28

Samsung Card Co. Ltd.	5,327	164

Samsung Fire & Marine Insurance Co. Ltd.	5,326	1,281

Samsung Life Insurance Co. Ltd.	10,248	750

Shinhan Financial Group Co. Ltd.	59,222	2,100

Woori Bank	69,137	967

		9,107

INDUSTRIALS 2.1%

CJ Corp.	3,345	365

CJ Logistics Corp. (a)	694	104

Daelim Industrial Co. Ltd.	3,628	333

Doosan Bobcat, Inc.	1,024	29

Doosan Corp.	554	55

Doosan Heavy Industries & Construction Co. Ltd.	22,294	195

Doosan Infracore Co. Ltd. (a)	10,067	69

GS Engineering & Construction Corp.	4,599	180

Hanwha Aerospace Co. Ltd.	5,224	153

Hanwha Corp.	3,668	103

Hyosung Corp.	1,550	70

Hyundai Engineering & Construction Co. Ltd.	11,501	563

Hyundai Glovis Co. Ltd.	2,918	337

Hyundai Heavy Industries Co. Ltd. (a)	4,317	498

KCC Corp.	908	251

Korea Aerospace Industries Ltd.	2,710	78

Korean Air Lines Co. Ltd.	16,256	482

LG Corp.	10,009	627

LG International Corp.	8,434	116

LS Corp.	5,523	243

Pan Ocean Co. Ltd.	16,117	64

Posco Daewoo Corp.	20,985	343

S-1 Corp.	1,315	118

Samsung Heavy Industries Co. Ltd.	21,398	142

SK Holdings Co. Ltd.	4,059	947

SK Networks Co. Ltd.	76,713	357

		6,822

INFORMATION TECHNOLOGY 1.6%

LG Display Co. Ltd.	125,168	2,031

Samsung Electro-Mechanics Co. Ltd.	9,771	911

Samsung SDI Co. Ltd.	1,019	200

Samsung SDS Co. Ltd.	2,352	431

SK Hynix, Inc.	31,095	1,695

		5,268

MATERIALS 1.6%

Dongkuk Steel Mill Co. Ltd.	23,225	152

Hyundai Steel Co.	19,770	804

Kolon Industries, Inc.	4,164	214

Korea Zinc Co. Ltd.	1,080	418

Kumho Petrochemical Co. Ltd.	822	65

	SHARES	MARKET VALUE (000S)

OCI Co. Ltd.	877	$84

POSCO	16,254	3,555

Seah Besteel Corp.	1,780	28

Taekwang Industrial Co. Ltd.	89	105

Young Poong Corp.	37	25

		5,450

UTILITIES 1.3%

Korea District Heating Corp.	1,133	58

Korea Electric Power Corp.	126,797	3,756

Korea Gas Corp.	14,628	632

		4,446

Total South Korea		60,166

TAIWAN 15.1%

COMMUNICATION SERVICES 1.2%

Chunghwa Telecom Co. Ltd.	733,000	2,676

Far EasTone Telecommunications Co. Ltd.	230,000	572

Taiwan Mobile Co. Ltd.	266,000	921

		4,169

CONSUMER DISCRETIONARY 0.4%

Cheng Shin Rubber Industry Co. Ltd.	316,000	420

China Motor Corp.	75,000	59

Formosa Taffeta Co. Ltd.	99,000	112

Hotai Motor Co. Ltd.	16,000	133

Pou Chen Corp.	369,000	391

Yulon Motor Co. Ltd.	203,000	120

		1,235

CONSUMER STAPLES 0.7%

President Chain Store Corp.	87,000	876

Uni-President Enterprises Corp.	646,000	1,466

		2,342

ENERGY 0.2%

Formosa Petrochemical Corp.	230,000	816

FINANCIALS 2.3%

Cathay Financial Holding Co. Ltd.	250,000	383

Chang Hwa Commercial Bank Ltd.	492,240	276

China Development Financial Holding Corp.	556,000	176

China Life Insurance Co. Ltd.	91,000	82

CTBC Financial Holding Co. Ltd.	1,981,000	1,303

E.Sun Financial Holding Co. Ltd.	909,070	595

First Financial Holding Co. Ltd.	1,019,100	664

Fubon Financial Holding Co. Ltd.	520,000	798

Hua Nan Financial Holdings Co. Ltd. ‘C’	651,785	371

Mega Financial Holding Co. Ltd.	1,343,000	1,134

Shin Kong Financial Holding Co. Ltd.	1,205,439	352

SinoPac Financial Holdings Co. Ltd.	1,125,528	377

Taishin Financial Holding Co. Ltd.	1,246,481	530

Taiwan Cooperative Financial Holding Co. Ltd.	759,750	436

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	23

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)

Yuanta Financial Holding Co. Ltd.	303,000	$152

		7,629

INDUSTRIALS 0.6%

China Airlines Ltd.	498,000	178

Eva Airways Corp.	244,750	126

Evergreen Marine Corp. Taiwan Ltd.	67,200	26

Far Eastern New Century Corp.	929,000	844

Taiwan High Speed Rail Corp.	197,000	195

Walsin Lihwa Corp.	880,000	481

Wan Hai Lines Ltd.	88,000	46

		1,896

INFORMATION TECHNOLOGY 7.3%

Acer, Inc.	877,000	554

Advantech Co. Ltd.	26,000	178

Asustek Computer, Inc.	103,000	675

AU Optronics Corp.	2,592,000	1,030

Catcher Technology Co. Ltd.	53,000	388

Chicony Electronics Co. Ltd.	77,060	157

Compal Electronics, Inc.	698,000	396

Delta Electronics, Inc.	134,000	564

Hon Hai Precision Industry Co. Ltd.	1,121,600	2,581

HTC Corp.	201,000	230

Innolux Corp.	2,997,000	950

Inventec Corp.	751,000	537

Largan Precision Co. Ltd.	2,350	245

Lite-On Technology Corp.	431,000	569

MediaTek, Inc.	110,000	819

Micro-Star International Co. Ltd.	227,000	565

Novatek Microelectronics Corp.	97,000	448

Pegatron Corp.	618,000	1,035

Powertech Technology, Inc.	144,000	309

Quanta Computer, Inc.	466,000	797

Synnex Technology International Corp.	323,000	382

Taiwan Semiconductor Manufacturing Co. Ltd. SP - ADR	253,224	9,346

TPK Holding Co. Ltd.	69,000	109

Unimicron Technology Corp.	337,000	245

United Microelectronics Corp.	519,000	188

Wistron Corp.	827,347	512

WPG Holdings Ltd.	269,560	323

Yageo Corp.	19,547	202

Zhen Ding Technology Holding Ltd.	25,000	65

		24,399

MATERIALS 2.3%

Asia Cement Corp.	538,000	595

China Steel Corp.	1,353,000	1,068

Formosa Chemicals & Fibre Corp.	517,000	1,769

Formosa Plastics Corp.	538,000	1,768

Nan Ya Plastics Corp.	509,000	1,252

Taiwan Cement Corp.	920,000	1,062

		7,514

REAL ESTATE 0.1%

Highwealth Construction Corp.	228,000	334

Total Taiwan		50,334

	SHARES	MARKET VALUE (000S)
THAILAND 4.3%

COMMUNICATION SERVICES 0.6%

Advanced Info Service PCL	231,800	$1,229

Total Access Communication PCL	393,400	523

True Corp. PCL	1,127,600	181

		1,933

CONSUMER STAPLES 0.5%

Berli Jucker PCL	53,800	84

Charoen Pokphand Foods PCL	409,500	309

CP ALL PCL	507,000	1,071

Thai Union Group PCL ‘F’	727,300	362

		1,826

ENERGY 1.1%

Bangchak Corp. PCL	446,000	435

Banpu PCL	266,800	121

Esso Thailand PCL	130,700	41

IRPC PCL	2,594,100	458

PTT Exploration & Production PCL	61,900	215

PTT PCL	944,300	1,332

Star Petroleum Refining PCL	1,201,500	354

Thai Oil PCL	308,600	627

		3,583

FINANCIALS 0.5%

Bangkok Bank PCL	145,200	906

Kasikornbank PCL	34,000	193

Krung Thai Bank PCL	265,900	157

Siam Commercial Bank PCL	61,100	251

Thanachart Capital PCL	126,500	194

TMB Bank PCL	1,054,600	71

		1,772

HEALTH CARE 0.2%

Bangkok Dusit Medical Services PCL ‘F’	785,100	598

INDUSTRIALS 0.1%

Airports of Thailand PCL	128,700	254

Delta Electronics Thailand PCL	80,600	172

		426

MATERIALS 1.0%

Indorama Ventures PCL	114,400	191

PTT Global Chemical PCL	486,700	1,067

Siam Cement PCL	156,700	2,099

		3,357

REAL ESTATE 0.1%

Central Pattana PCL	80,900	186

Land & Houses PCL NVDR	930,700	283

		469

UTILITIES 0.2%

Electricity Generating PCL	12,200	93

Glow Energy PCL	89,500	245

Ratchaburi Electricity Generating Holding PCL	112,000	174

		512

Total Thailand		14,476

	SHARES	MARKET VALUE (000S)
TURKEY 0.5%

COMMUNICATION SERVICES 0.0%

Turk Telekomunikasyon A/S	130,914	$96

CONSUMER DISCRETIONARY 0.0%

Ford Otomotiv Sanayi A/S	13,014	123

Tofas Turk Otomobil Fabrikasi A/S	7,893	25

		148

CONSUMER STAPLES 0.1%

BIM Birlesik Magazalar A/S	22,621	372

ENERGY 0.1%

Tupras Turkiye Petrol Rafinerileri A/S	13,658	301

FINANCIALS 0.1%

Turkiye Halk Bankasi A/S	54,028	71

Turkiye Is Bankasi ‘C’	52,517	45

Turkiye Vakiflar Bankasi TAO ‘D’	56,524	42

Yapi ve Kredi Bankasi A/S (a)	113,207	34

		192

INDUSTRIALS 0.2%

Enka Insaat ve Sanayi A/S	35,532	31

Turk Hava Yollari AO (a)	156,644	475

		506

UTILITIES 0.0%

Aygaz A/S	29,665	64

Total Turkey		1,679

UKRAINE 0.0%

CONSUMER STAPLES 0.0%

Kernel Holding S.A.	2,055	27

Total Ukraine		27

UNITED KINGDOM 0.1%

MATERIALS 0.1%

Mondi Ltd.	14,591	314

Total United Kingdom		314

UNITED STATES 0.0%

CONSUMER DISCRETIONARY 0.0%

Nexteer Automotive Group Ltd.	21,000	30

Total United States		30

Total Common Stocks (Cost $341,739)		301,598

	UNITS
EQUITY-LINKED SECURITIES 4.8%

IRELAND 4.8%

COMMUNICATION SERVICES 0.1%

Citigroup Global Markets Holdings, Inc., Bharti Airtel Ltd. - Exp. 02/15/2019	35,412	159

24	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

	UNITS	MARKET VALUE (000S)

Citigroup Global Markets Holdings, Inc., Reliance Communications Ltd. - Exp. 02/15/2019	285,037	$59

		218

CONSUMER DISCRETIONARY 0.2%

Citigroup Global Markets Holdings, Inc., Hero MotoCorp Ltd. - Exp. 02/15/2019	15,614	697

Citigroup Global Markets Holdings, Inc., InterGlobe Aviation Ltd. - Exp. 02/15/2019	1,559	26

		723

CONSUMER STAPLES 1.2%

Citigroup Global Markets Holdings, Inc., Hindustan Unilever Ltd. - Exp. 02/15/2019	47,131	1,233

Citigroup Global Markets Holdings, Inc., ITC Ltd. - Exp. 02/15/2019	688,739	2,788

		4,021

ENERGY 0.9%

Citigroup Global Markets Holdings, Inc., Bharat Petroleum Corp. Ltd. - Exp. 02/15/2019	87,673	457

Citigroup Global Markets Holdings, Inc., Coal India Ltd. - Exp. 02/15/2019	179,412	621

Citigroup Global Markets Holdings, Inc., Hindustan Petroleum Corp. Ltd. - Exp. 02/15/2019	147,448	537

Citigroup Global Markets Holdings, Inc., Indian Oil Corp. Ltd. - Exp. 02/15/2019	115,444	227

Citigroup Global Markets Holdings, Inc., Jindal Steel & Power Ltd. - Exp. 02/15/2019	9,486	23

Citigroup Global Markets Holdings, Inc., Reliance Industries Ltd. - Exp. 02/15/2019	76,906	1,239

		3,104

FINANCIALS 0.5%

Citigroup Global Markets Holdings, Inc., Housing Development Finance Corp. Ltd. - Exp. 02/15/2019	43,020	1,217

Citigroup Global Markets Holdings, Inc., Kotak Mahindra Bank Ltd. - Exp. 02/15/2019	24,057	435

		1,652

HEALTH CARE 0.2%

Citigroup Global Markets Holdings, Inc., Sun Pharmaceutical Industries Ltd. - Exp. 02/15/2019	83,906	519

INDUSTRIALS 0.0%

Citigroup Global Markets Holdings, Inc., Reliance Infrastructure Ltd. - Exp. 02/15/2019	6,074	28

INFORMATION TECHNOLOGY 1.6%

Citigroup Global Markets Holdings, Inc., HCL Technologies Ltd. - Exp. 02/15/2019	57,537	798

	UNITS	MARKET VALUE (000S)

Citigroup Global Markets Holdings, Inc., Tata Consultancy Services Ltd. - Exp. 02/15/2019	128,362	$3,493

Citigroup Global Markets Holdings, Inc., Tech Mahindra Ltd. - Exp. 02/15/2019	84,316	876

		5,167

MATERIALS 0.1%

Citigroup Global Markets Holdings, Inc., Asian Paints Ltd. - Exp. 02/15/2019	21,703	428

Citigroup Global Markets Holdings, Inc., NMDC Ltd. - Exp. 02/15/2019	15,947	22

		450

Total Equity-Linked Securities (Cost $15,668)		15,882

	SHARES
PREFERRED STOCKS 3.9%

BRAZIL 3.2%

BANKING & FINANCE 1.2%

Banco do Estado do Rio Grande do Sul S.A.	5,300	30

Itau Unibanco Holding S.A.	311,150	2,848

Itausa - Investimentos Itau S.A.	378,550	1,180

		4,058

CONSUMER DISCRETIONARY 0.0%

Lojas Americanas S.A.	28,400	144

INDUSTRIALS 0.5%

Braskem S.A.	39,500	482

Cia Brasileira de Distribuicao	8,500	177

Metalurgica Gerdau S.A.	478,700	855

		1,514

MATERIALS 0.5%

Gerdau S.A.	427,900	1,631

UTILITIES 1.0%

Centrais Eletricas Brasileiras S.A.	16,600	120

Cia de Gas de Sao Paulo - COMGAS	5,500	83

Cia de Transmissao de Energia Eletrica Paulista	5,300	95

Cia Energetica de Minas Gerais	592,169	2,111

Cia Energetica de Sao Paulo	106,500	598

Cia Paranaense de Energia	54,500	429

		3,436

Total Brazil		10,783

CHILE 0.1%

CONSUMER STAPLES 0.1%

Embotelladora Andina S.A.	51,561	194

Total Chile		194

RUSSIA 0.6%

ENERGY 0.6%

Bashneft PJSC	4,848	124

Surgutneftegas PJSC	2,889,000	1,631

	SHARES	MARKET VALUE (000S)

Transneft PJSC	95	$233

		1,988

UTILITIES 0.0%

Lenenergo PJSC	22,200	30

Total Russia		2,018

SOUTH KOREA 0.0%

INDUSTRIALS 0.0%

CJ Corp.	501	22

Total South Korea		22

Total Preferred Stocks (Cost $12,206)		13,017

REAL ESTATE INVESTMENT TRUSTS 0.3%

MEXICO 0.1%

REAL ESTATE 0.1%

Fibra Uno Administracion S.A. de C.V.	327,800	364

Total Mexico		364

SOUTH AFRICA 0.2%

REAL ESTATE 0.2%

Growthpoint Properties Ltd.	307,758	500

Redefine Properties Ltd.	351,609	237

		737

Total South Africa		737

Total Real Estate Investment Trusts (Cost $1,394)		1,101

WARRANTS 0.0%

UNITED STATES 0.0%

ENERGY 0.0%

Petronet LNG Ltd. - Exp. 02/15/2019	13,172	43

Total Warrants (Cost $41)		43

Total Investments in Securities (Cost $371,048)		331,641

Total Investments 99.4% (Cost $371,048)		$331,641

Financial Derivative Instruments (b) (0.0)%
(Cost or Premiums, net $0)		0

Other Assets and Liabilities, net 0.6%		2,111

Net Assets 100.0%		$333,752

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	25

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Security did not produce income within the last twelve months.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
SSB	01/2019	HKD	2,271	$290	$0	$0
	01/2019	ZAR	1,308	91	0	0

Total Forward Foreign Currency Contracts					$0	$0

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(122)	$0	$(122)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Common Stocks
Brazil
Consumer Discretionary	$0	$1,192	$0	$1,192
Consumer Staples	1,468	3,105	0	4,573
Energy	3,636	1,012	0	4,648
Financials	1,333	3,393	0	4,726
Health Care	0	164	0	164
Industrials	595	478	0	1,073
Information Technology	0	30	0	30
Materials	10,796	675	0	11,471
Utilities	91	1,246	0	1,337
Chile
Communication Services	0	133	0	133
Consumer Discretionary	0	415	0	415
Consumer Staples	975	0	0	975
Energy	0	471	0	471
Financials	1,113	0	0	1,113
Materials	495	101	0	596
Utilities	629	446	0	1,075
China
Communication Services	0	1,714	0	1,714
Consumer Discretionary	301	1,842	0	2,143
Consumer Staples	0	2,382	0	2,382
Energy	0	7,862	0	7,862
Financials	0	4,209	0	4,209
Health Care	0	1,017	0	1,017
Industrials	372	1,572	0	1,944
Information Technology	0	1,338	0	1,338
Materials	0	2,150	0	2,150
Real Estate	0	2,127	0	2,127
Utilities	0	2,489	0	2,489

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Greece
Communication Services	$0	$70	$0	$70
Consumer Discretionary	0	239	0	239
Energy	0	355	0	355
Financials	0	689	0	689
Utilities	0	48	0	48
Hong Kong
Communication Services	0	1,969	0	1,969
Consumer Discretionary	0	100	0	100
Consumer Staples	0	2,287	0	2,287
Energy	0	718	0	718
Financials	31	258	0	289
Industrials	0	547	0	547
Materials	0	278	0	278
Real Estate	0	4,471	0	4,471
Utilities	0	2,640	0	2,640
India
Consumer Discretionary	1,933	11	0	1,944
Financials	6,042	0	0	6,042
Health Care	1,204	0	0	1,204
Industrials	1,940	26	0	1,966
Information Technology	8,337	0	0	8,337
Materials	59	713	0	772
Indonesia
Communication Services	0	1,620	0	1,620
Consumer Discretionary	0	1,183	0	1,183
Consumer Staples	0	1,342	0	1,342
Energy	0	896	0	896
Financials	0	1,115	0	1,115
Health Care	0	97	0	97
Materials	0	941	0	941
Utilities	0	206	0	206

26	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Malaysia
Communication Services	$0	$890	$0	$890
Consumer Discretionary	0	757	0	757
Consumer Staples	217	701	0	918
Energy	0	360	0	360
Financials	0	3,128	0	3,128
Health Care	0	56	0	56
Industrials	0	828	0	828
Materials	0	668	0	668
Real Estate	0	85	0	85
Utilities	0	1,272	0	1,272
Mexico
Communication Services	356	0	0	356
Consumer Discretionary	55	0	0	55
Consumer Staples	5,080	0	0	5,080
Financials	687	0	0	687
Industrials	264	0	0	264
Materials	1,095	0	0	1,095
Utilities	116	0	0	116
Philippines
Communication Services	0	419	0	419
Consumer Staples	0	128	0	128
Financials	0	761	0	761
Industrials	64	309	0	373
Utilities	0	286	0	286
Poland
Communication Services	0	272	0	272
Energy	0	1,724	0	1,724
Financials	0	657	0	657
Information Technology	0	98	0	98
Materials	0	554	0	554
Utilities	0	875	0	875
Russia
Communication Services	1,858	429	0	2,287
Consumer Staples	251	376	0	627
Energy	3,438	12,193	0	15,631
Financials	0	1,491	0	1,491
Industrials	121	43	0	164
Materials	1,635	5,353	0	6,988
Utilities	0	1,127	0	1,127
Singapore
Industrials	0	43	0	43
South Africa
Communication Services	0	4,432	0	4,432
Consumer Discretionary	279	1,070	0	1,349
Consumer Staples	266	960	0	1,226
Energy	0	115	0	115
Financials	45	3,574	0	3,619
Health Care	0	535	0	535
Industrials	0	803	0	803
Information Technology	76	0	0	76
Materials	2,147	3,418	0	5,565
South Korea
Communication Services	1,702	2,750	0	4,452
Consumer Discretionary	420	16,054	0	16,474
Consumer Staples	0	4,083	0	4,083
Energy	0	4,064	0	4,064
Financials	0	9,107	0	9,107
Industrials	0	6,822	0	6,822
Information Technology	0	5,268	0	5,268
Materials	105	5,345	0	5,450
Utilities	0	4,446	0	4,446
Taiwan
Communication Services	0	4,169	0	4,169
Consumer Discretionary	0	1,235	0	1,235
Consumer Staples	0	2,342	0	2,342
Energy	0	816	0	816

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Financials	$0	$7,629	$0	$7,629
Industrials	0	1,896	0	1,896
Information Technology	9,346	15,053	0	24,399
Materials	0	7,514	0	7,514
Real Estate	0	334	0	334
Thailand
Communication Services	0	1,933	0	1,933
Consumer Staples	0	1,826	0	1,826
Energy	0	3,583	0	3,583
Financials	0	1,772	0	1,772
Health Care	0	598	0	598
Industrials	172	254	0	426
Materials	0	3,357	0	3,357
Real Estate	0	469	0	469
Utilities	0	512	0	512
Turkey
Communication Services	0	96	0	96
Consumer Discretionary	0	148	0	148
Consumer Staples	0	372	0	372
Energy	0	301	0	301
Financials	0	192	0	192
Industrials	0	506	0	506
Utilities	0	64	0	64
Ukraine
Consumer Staples	0	27	0	27
United Kingdom
Materials	0	314	0	314
United States
Consumer Discretionary	0	30	0	30
Equity-Linked Securities
Ireland
Communication Services	0	218	0	218
Consumer Discretionary	0	723	0	723
Consumer Staples	0	4,021	0	4,021
Energy	0	3,104	0	3,104
Financials	0	1,652	0	1,652
Health Care	0	519	0	519
Industrials	0	28	0	28
Information Technology	0	5,167	0	5,167
Materials	0	450	0	450
Preferred Stocks
Brazil
Banking & Finance	0	4,058	0	4,058
Consumer Discretionary	0	144	0	144
Industrials	0	1,514	0	1,514
Materials	0	1,631	0	1,631
Utilities	0	3,436	0	3,436
Chile
Consumer Staples	0	194	0	194
Russia
Energy	0	1,988	0	1,988
Utilities	0	30	0	30
South Korea
Industrials	0	22	0	22
Real Estate Investment Trusts
Mexico
Real Estate	364	0	0	364
South Africa
Real Estate	0	737	0	737
Warrants
United States
Energy	0	43	0	43

Total Investments	$71,509	$260,132	$0	$331,641

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	27

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.2%

COMMON STOCKS 95.9%

AUSTRALIA 4.8%

COMMUNICATION SERVICES 0.4%

Nine Entertainment Co. Holdings Ltd.	5,374	$5

Seven West Media Ltd.	11,984	5

Telstra Corp. Ltd.	41,688	84

		94

CONSUMER DISCRETIONARY 0.5%

Aristocrat Leisure Ltd.	1,009	15

JB Hi-Fi Ltd.	487	8

Super Retail Group Ltd.	1,638	8

Tabcorp Holdings Ltd.	2,433	7

Wesfarmers Ltd.	3,694	84

		122

CONSUMER STAPLES 0.7%

Coca-Cola Amatil Ltd.	1,246	7

Coles Group Ltd. (a)	3,545	29

GrainCorp Ltd. ‘A	1,663	11

Inghams Group Ltd.	2,497	7

Metcash Ltd.	4,474	8

Woolworths Ltd.	4,873	101

		163

ENERGY 0.4%

Caltex Australia Ltd.	1,821	33

Oil Search Ltd.	1,565	8

Origin Energy Ltd.	3,999	18

Santos Ltd.	3,347	13

Woodside Petroleum Ltd.	1,421	31

WorleyParsons Ltd.	906	7

		110

FINANCIALS 0.8%

AMP Ltd.	15,406	27

Genworth Mortgage Insurance Australia Ltd.	5,113	8

Insurance Australia Group Ltd.	3,687	18

Macquarie Group Ltd.	467	36

Medibank Pvt Ltd.	10,554	19

National Australia Bank Ltd.	553	9

nib holdings Ltd.	2,429	9

QBE Insurance Group Ltd.	5,466	39

Suncorp Group Ltd.	3,589	32

		197

HEALTH CARE 0.6%

Ansell Ltd.	494	8

Australian Pharmaceutical Industries Ltd.	8,291	8

Cochlear Ltd.	62	7

CSL Ltd.	811	106

Healthscope Ltd.	5,054	8

		137

INDUSTRIALS 0.4%

Brambles Ltd.	4,220	30

CIMIC Group Ltd.	357	11

	SHARES	MARKET VALUE (000S)

Downer EDI Ltd.	2,077	$10

Monadelphous Group Ltd.	760	7

Qantas Airways Ltd.	2,148	9

SEEK Ltd.	610	7

Sydney Airport	2,832	14

Transurban Group	2,070	17

		105

INFORMATION TECHNOLOGY 0.1%

Atlassian Corp. PLC ‘A’ (a)	144	13

Computershare Ltd.	1,133	14

		27

MATERIALS 0.9%

Alumina Ltd.	4,999	8

Amcor Ltd.	2,119	20

BHP Group Ltd.	4,687	113

CSR Ltd.	3,195	6

DuluxGroup Ltd.	1,769	8

Evolution Mining Ltd.	2,945	8

Fortescue Metals Group Ltd.	2,546	7

Incitec Pivot Ltd.	3,096	7

Newcrest Mining Ltd.	1,369	21

Northern Star Resources Ltd.	1,495	10

Orica Ltd.	1,077	13

Regis Resources Ltd.	2,256	8

South32 Ltd.	3,176	8

		237

UTILITIES 0.0%

AGL Energy Ltd.	720	10

Total Australia		1,202

AUSTRIA 0.3%

ENERGY 0.1%

OMV AG	382	17

FINANCIALS 0.1%

UNIQA Insurance Group AG	842	7

Vienna Insurance Group AG Wiener Versicherung Gruppe	291	7

		14

INDUSTRIALS 0.0%

ANDRITZ AG	147	7

INFORMATION TECHNOLOGY 0.0%

ams AG	105	2

MATERIALS 0.0%

Wienerberger AG	336	7

REAL ESTATE 0.1%

CA Immobilien Anlagen AG	247	8

UTILITIES 0.0%

Verbund AG	169	7

Total Austria		62

	SHARES	MARKET VALUE (000S)
BELGIUM 0.8%

COMMUNICATION SERVICES 0.1%

Proximus S.A.	744	$20

CONSUMER STAPLES 0.3%

Anheuser-Busch InBev S.A. NV	616	40

Colruyt S.A.	407	29

		69

ENERGY 0.0%

Euronav NV	1,241	9

FINANCIALS 0.2%

Ageas	1,008	45

Gimv NV	166	9

		54

HEALTH CARE 0.1%

UCB S.A.	278	23

MATERIALS 0.1%

Umicore S.A.	573	23

UTILITIES 0.0%

Elia System Operator S.A.	115	8

Total Belgium		206

CAMBODIA 0.0%

CONSUMER DISCRETIONARY 0.0%

NagaCorp Ltd.	8,000	9

Total Cambodia		9

CANADA 6.4%

COMMUNICATION SERVICES 0.5%

BCE, Inc.	751	30

Cineplex, Inc.	477	9

Quebecor, Inc. ‘B’	713	15

Rogers Communications, Inc. ‘B’	899	46

Shaw Communications, Inc. ‘B’	729	13

TELUS Corp.	703	23

		136

CONSUMER DISCRETIONARY 0.8%

Canadian Tire Corp. Ltd. ‘A’	198	21

Dollarama, Inc.	555	13

Gildan Activewear, Inc.	719	22

Great Canadian Gaming Corp. (a)	373	13

Lululemon Athletica, Inc. (a)	169	20

Magna International, Inc.	2,154	98

Martinrea International, Inc. (b)	904	7

Restaurant Brands International, Inc.	171	9

		203

CONSUMER STAPLES 0.7%

Alimentation Couche-Tard, Inc. ‘B’	858	43

Empire Co. Ltd. ‘A’	1,011	21

George Weston Ltd.	227	15

Loblaw Cos. Ltd.	480	22

28	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

	SHARES	MARKET VALUE (000S)

Maple Leaf Foods, Inc.	414	$8

Metro, Inc.	1,208	42

North West Co., Inc.	495	11

Saputo, Inc.	416	12

		174

ENERGY 0.7%

Baytex Energy Corp. (a)	3,205	6

Cameco Corp.	904	10

Cenovus Energy, Inc.	3,582	25

Crescent Point Energy Corp.	2,913	9

Enerplus Corp.	931	7

Gibson Energy, Inc.	557	8

Husky Energy, Inc.	1,442	15

Imperial Oil Ltd.	604	15

MEG Energy Corp. (a)	1,274	7

Obsidian Energy Ltd. (a)	8,973	3

Pembina Pipeline Corp.	239	7

Precision Drilling Corp. (a)	3,004	5

ShawCor Ltd.	453	6

Suncor Energy, Inc.	1,443	40

Trican Well Service Ltd. (a)	4,312	4

		167

FINANCIALS 1.4%

Bank of Montreal	1,068	70

Brookfield Asset Management, Inc. ‘A’	528	20

Canadian Imperial Bank of Commerce	510	38

CI Financial Corp.	958	12

Fairfax Financial Holdings Ltd.	44	19

Great-West Lifeco, Inc. (b)	839	17

Home Capital Group, Inc.	748	8

IGM Financial, Inc.	345	8

Intact Financial Corp.	143	10

National Bank of Canada	374	15

Onex Corp.	141	8

Power Corp. of Canada	1,772	32

Power Financial Corp.	532	10

Sun Life Financial, Inc.	565	19

Toronto-Dominion Bank	1,136	57

		343

HEALTH CARE 0.0%

Chartwell Retirement Residences	877	9

INDUSTRIALS 1.3%

Aecon Group, Inc.	568	7

Air Canada (a)	405	8

CAE, Inc.	629	12

Canadian National Railway Co.	1,302	96

Canadian Pacific Railway Ltd.	350	62

Finning International, Inc.	431	7

NFI Group, Inc.	199	5

Ritchie Bros Auctioneers, Inc.	327	11

Russel Metals, Inc.	483	8

TFI International, Inc.	605	16

Thomson Reuters Corp.	1,061	51

Toromont Industries Ltd.	248	10

Transcontinental, Inc. ‘A’	612	9

WestJet Airlines Ltd.	859	11

		313

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.3%

Celestica, Inc. (a)	1,068	$9

CGI Group, Inc. ‘A’ (a)	419	26

Constellation Software, Inc. (b)	35	22

Open Text Corp.	228	8

		65

MATERIALS 0.4%

Barrick Gold Corp.	792	11

CCL Industries, Inc. ‘B’	196	7

Kirkland Lake Gold Ltd. (b)	312	8

Labrador Iron Ore Royalty Corp.	395	7

Methanex Corp.	244	12

Nevsun Resources Ltd.	2,637	12

Resolute Forest Products, Inc.	623	5

Teck Resources Ltd. ‘B’	576	12

Western Forest Products, Inc.	6,314	9

Winpak Ltd.	236	8

Yamana Gold, Inc.	3,476	8

		99

REAL ESTATE 0.0%

Colliers International Group, Inc.	135	8

UTILITIES 0.3%

Atco Ltd. ‘I’	348	10

Capital Power Corp.	528	10

Emera, Inc.	431	14

Fortis, Inc.	863	29

Superior Plus Corp.	1,273	9

TransAlta Corp.	1,569	6

		78

Total Canada		1,595

DENMARK 1.1%

CONSUMER STAPLES 0.1%

Carlsberg A/S ‘B’	271	29

Royal Unibrew A/S	117	8

		37

FINANCIALS 0.1%

Topdanmark A/S	188	9

Tryg A/S	358	9

		18

HEALTH CARE 0.4%

Coloplast A/S ‘B’	172	16

GN Store Nord A/S	174	7

H Lundbeck A/S	35	2

Novo Nordisk A/S ‘B’	1,245	57

William Demant Holding A/S (a)	219	6

		88

INDUSTRIALS 0.3%

AP Moller - Maersk A/S ‘B’	45	57

ISS A/S	411	11

Vestas Wind Systems A/S	248	19

		87

	SHARES	MARKET VALUE (000S)
MATERIALS 0.1%

Chr Hansen Holding A/S	124	$11

Novozymes A/S ‘B’	166	7

		18

UTILITIES 0.1%

Orsted A/S	241	16

Total Denmark		264

FAROE ISLANDS 0.0%

CONSUMER STAPLES 0.0%

Bakkafrost P/F	141	7

Total Faroe Islands		7

FINLAND 1.2%

COMMUNICATION SERVICES 0.1%

Elisa Oyj	329	14

CONSUMER STAPLES 0.1%

Kesko Oyj ‘B’	393	21

ENERGY 0.1%

Neste Oyj	438	34

FINANCIALS 0.1%

Sampo Oyj ‘A’	662	29

HEALTH CARE 0.0%

Orion Oyj ‘B’	231	8

INDUSTRIALS 0.3%

Kone Oyj ‘B’	1,121	53

Wartsila Oyj Abp	768	12

YIT OYJ	1,299	8

		73

INFORMATION TECHNOLOGY 0.1%

Nokia OYJ	4,697	27

Tieto OYJ	310	9

		36

MATERIALS 0.2%

Kemira Oyj	638	7

Stora Enso Oyj ‘R’	1,296	15

UPM-Kymmene Oyj	641	17

		39

UTILITIES 0.2%

Fortum Oyj	2,105	46

Total Finland		300

FRANCE 7.3%

COMMUNICATION SERVICES 1.2%

Eutelsat Communications S.A.	359	7

Iliad S.A.	56	8

Lagardere S.C.A.	679	17

Metropole Television S.A.	409	7

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	29

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)

Orange S.A.	7,552	$122

Publicis Groupe S.A.	459	26

Television Francaise	917	7

Vivendi S.A.	4,321	105

		299

CONSUMER DISCRETIONARY 1.0%

Accor S.A.	265	11

Cie Generale des Etablissements Michelin S.C.A.	99	10

Elior Group S.A.	569	8

Hermes International	48	27

Kering S.A.	61	28

LVMH Moet Hennessy Louis Vuitton SE	297	87

Peugeot S.A.	2,014	43

Renault S.A.	123	8

Sodexo S.A.	282	29

		251

CONSUMER STAPLES 1.0%

Carrefour S.A.	2,197	38

Casino Guichard Perrachon S.A.	430	18

Danone S.A.	955	67

L’Oreal S.A.	303	69

Pernod Ricard S.A.	393	65

		257

ENERGY 0.6%

CGG S.A. (a)	3,009	4

Total S.A.	2,911	154

Vallourec S.A. (a)	1,784	3

		161

FINANCIALS 0.2%

Eurazeo S.A.	110	8

Natixis S.A.	1,448	7

SCOR SE	437	19

Societe Generale S.A.	412	13

		47

HEALTH CARE 0.6%

BioMerieux	112	8

EssilorLuxottica S.A.	357	45

Korian S.A.	233	8

Sanofi	966	84

		145

INDUSTRIALS 1.4%

Aeroports de Paris	78	15

Airbus SE	887	84

Alstom S.A.	593	24

Bouygues S.A.	468	17

Bureau Veritas S.A.	325	7

Dassault Aviation S.A.	3	4

Edenred	224	8

Elis S.A.	440	7

Getlink SE	750	10

Legrand S.A.	135	8

Rexel S.A.	1,104	12

Safran S.A.	436	52

Societe BIC S.A.	94	10

	SHARES	MARKET VALUE (000S)

Thales S.A.	206	$24

Vinci S.A.	789	65

		347

INFORMATION TECHNOLOGY 0.3%

Alten S.A.	99	8

Atos SE	125	10

Capgemini SE	129	13

Dassault Systemes SE	218	26

Neopost S.A.	292	8

Worldline S.A. (a)	131	7

		72

MATERIALS 0.2%

Air Liquide S.A.	332	41

Eramet	75	5

Vicat S.A.	150	7

		53

REAL ESTATE 0.0%

Nexity S.A.	186	8

UTILITIES 0.8%

Electricite de France S.A.	3,966	63

Engie S.A.	6,295	90

Veolia Environnement S.A.	2,027	42

		195

Total France		1,835

GERMANY 5.7%

COMMUNICATION SERVICES 0.3%

Axel Springer SE	162	9

Deutsche Telekom AG	2,503	42

ProSiebenSat.1 Media SE	370	7

Scout24 AG	178	8

Telefonica Deutschland Holding AG	2,790	11

United Internet AG	178	8

		85

CONSUMER DISCRETIONARY 0.8%

adidas AG	356	74

Bayerische Motoren Werke AG	479	39

Continental AG	197	27

Daimler AG	223	12

Fielmann AG	120	8

Hella GmbH & Co. KGaA	170	7

Hugo Boss AG	134	8

Leoni AG	229	8

Puma SE	16	8

TUI AG	626	9

		200

CONSUMER STAPLES 0.1%

Beiersdorf AG	164	17

METRO AG	544	8

Suedzucker AG	607	8

		33

FINANCIALS 1.1%

Commerzbank AG	2,490	16

Deutsche Bank AG	2,149	17

	SHARES	MARKET VALUE (000S)

Deutsche Boerse AG	453	$54

Deutsche Pfandbriefbank AG	750	7

Hannover Rueck SE	140	19

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	608	133

Talanx AG	291	10

Wuestenrot & Wuerttembergische AG	365	7

		263

HEALTH CARE 0.3%

Carl Zeiss Meditec AG	93	7

Fresenius Medical Care AG & Co. KGaA	530	34

Fresenius SE & Co. KGaA	491	24

Merck KGaA	97	10

Rhoen Klinikum AG	340	9

		84

INDUSTRIALS 0.6%

Bilfinger SE	304	9

Brenntag AG	436	19

Deutsche Lufthansa AG	1,048	24

Deutsche Post AG	1,057	29

Deutz AG	938	5

Fraport AG Frankfurt Airport Services Worldwide	107	8

Hochtief AG	73	10

Kloeckner & Co. SE	748	5

MTU Aero Engines AG	40	7

Rational AG	11	6

Siemens AG	211	24

		146

INFORMATION TECHNOLOGY 0.9%

Infineon Technologies AG	433	9

SAP SE	1,968	195

Software AG	218	8

Wirecard AG	84	13

		225

MATERIALS 0.5%

Aurubis AG	354	17

BASF SE	1,043	73

Evonik Industries AG	405	10

K+S AG	503	9

Salzgitter AG	229	7

		116

REAL ESTATE 0.5%

Deutsche Wohnen SE	736	34

LEG Immobilien AG	110	11

TAG Immobilien AG	563	13

TLG Immobilien AG	331	9

Vonovia SE	1,222	55

		122

UTILITIES 0.6%

E.ON SE	3,968	39

Innogy SE (a)	520	22

RWE AG	2,702	59

Uniper SE	1,604	42

		162

Total Germany		1,436

30	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

	SHARES	MARKET VALUE (000S)
HONG KONG 2.1%

COMMUNICATION SERVICES 0.1%

HKT Trust & HKT Ltd.	15,000	$21

PCCW Ltd.	19,000	11

		32

CONSUMER DISCRETIONARY 0.2%

Chow Tai Fook Jewellery Group Ltd.	10,000	8

Li & Fung Ltd.	34,000	5

Luk Fook Holdings International Ltd.	2,000	6

Melco Resorts & Entertainment Ltd.	405	7

SJM Holdings Ltd.	18,000	17

Xinyi Glass Holdings Ltd.	8,000	9

Yue Yuen Industrial Holdings Ltd.	3,000	10

		62

CONSUMER STAPLES 0.2%

Dairy Farm International Holdings Ltd.	1,200	11

Sun Art Retail Group Ltd.	7,000	7

Vitasoy International Holdings Ltd.	2,000	8

WH Group Ltd.	16,000	12

		38

FINANCIALS 0.3%

AIA Group Ltd.	7,000	58

Hong Kong Exchanges and Clearing Ltd.	1,000	29

		87

HEALTH CARE 0.1%

Sino Biopharmaceutical Ltd.	11,500	8

SSY Group Ltd.	10,000	7

		15

INDUSTRIALS 0.3%

Cathay Pacific Airways Ltd.	6,000	9

Jardine Matheson Holdings Ltd.	400	28

Jardine Strategic Holdings Ltd.	200	7

MTR Corp. Ltd.	3,500	18

Seaspan Corp.	963	8

		70

INFORMATION TECHNOLOGY 0.1%

Kingboard Chemical Holdings Ltd.	3,000	8

Truly International Holdings Ltd. (a)	10,000	1

VTech Holdings Ltd.	900	8

		17

REAL ESTATE 0.3%

Hongkong Land Holdings Ltd.	2,000	12

Hysan Development Co. Ltd.	1,000	5

Kerry Properties Ltd.	2,000	7

New World Development Co. Ltd.	12,000	16

Shimao Property Holdings Ltd.	4,000	11

Swire Pacific Ltd. ‘A’	2,500	26

Wheelock & Co. Ltd.	1,000	6

		83

UTILITIES 0.5%

China Gas Holdings Ltd.	3,000	10

CLP Holdings Ltd.	4,500	51

	SHARES	MARKET VALUE (000S)

Hong Kong & China Gas Co. Ltd.	23,100	$48

Power Assets Holdings Ltd.	1,000	7

		116

Total Hong Kong		520

IRELAND 1.6%

CONSUMER STAPLES 0.2%

C&C Group PLC	2,183	7

Glanbia PLC	649	12

Kerry Group PLC ‘A’	368	36

		55

HEALTH CARE 1.2%

ICON PLC (a)	117	15

Jazz Pharmaceuticals PLC (a)	57	7

Medtronic PLC	2,866	261

UDG Healthcare PLC	916	7

		290

INDUSTRIALS 0.1%

Allegion PLC	107	8

DCC PLC	127	10

Grafton Group PLC	871	7

Kingspan Group PLC	180	8

		33

MATERIALS 0.1%

James Hardie Industries PLC ADR	646	7

Smurfit Kappa Group PLC	485	13

		20

Total Ireland		398

ISRAEL 0.8%

COMMUNICATION SERVICES 0.0%

Bezeq The Israeli Telecommunication Corp. Ltd.	11,210	11

ENERGY 0.1%

Delek Group Ltd.	47	7

Oil Refineries Ltd.	15,479	7

Paz Oil Co. Ltd.	51	8

		22

FINANCIALS 0.3%

Bank Hapoalim BM	1,740	11

Bank Leumi Le-Israel BM	3,760	23

Harel Insurance Investments & Financial Services Ltd.	1,089	7

Israel Discount Bank Ltd. ‘A’	5,790	18

Mizrahi Tefahot Bank Ltd.	556	9

Plus500 Ltd.	464	8

		76

HEALTH CARE 0.1%

Teva Pharmaceutical Industries Ltd.	1,828	28

INFORMATION TECHNOLOGY 0.2%

Check Point Software Technologies Ltd. (a)	188	19

Mellanox Technologies Ltd. (a)	83	8

	SHARES	MARKET VALUE (000S)

Nice Ltd. (a)	124	$13

		40

MATERIALS 0.1%

Israel Chemicals Ltd.	4,264	25

Israel Corp. Ltd.	27	7

		32

Total Israel		209

ITALY 1.8%

COMMUNICATION SERVICES 0.1%

Telecom Italia SpA	46,490	26

CONSUMER DISCRETIONARY 0.1%

De’ Longhi SpA	264	7

Ferrari NV	123	12

Moncler SpA	218	7

PRADA SpA	1,900	6

		32

ENERGY 0.7%

Eni SpA	7,717	122

Saipem SpA (a)	2,340	9

Saras SpA	4,954	10

Snam SpA	6,959	30

		171

FINANCIALS 0.2%

Banca Popolare di Sondrio SCPA	2,057	6

BPER Banca	2,338	9

FinecoBank Banca Fineco SpA	620	6

Societa Cattolica di Assicurazioni S.C.	934	8

Unione di Banche Italiane SpA	2,912	9

Unipol Gruppo Finanziario SpA	1,833	7

		45

HEALTH CARE 0.1%

DiaSorin SpA	79	6

Recordati SpA	258	9

		15

INDUSTRIALS 0.1%

ASTM SpA	440	9

Atlantia SpA	491	10

Societa Iniziative Autostradali e Servizi SpA	563	8

		27

UTILITIES 0.5%

Enel SpA	14,328	83

ERG SpA	412	8

Iren SpA	3,978	10

Terna Rete Elettrica Nazionale SpA	6,403	36

		137

Total Italy		453

JAPAN 25.0%

COMMUNICATION SERVICES 1.8%

Avex, Inc.	600	8

Capcom Co. Ltd.	400	8

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	31

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)

CyberAgent, Inc.	300	$12

Daiichikosho Co. Ltd.	100	5

DeNA Co. Ltd.	500	8

Dentsu, Inc.	500	22

Fuji Media Holdings, Inc.	1,500	21

Gree, Inc.	2,200	9

Kakaku.com, Inc.	400	7

KDDI Corp.	2,400	57

Konami Holdings Corp.	200	9

Nippon Telegraph & Telephone Corp.	2,300	94

NTT DOCOMO, Inc.	3,800	85

SoftBank Group Corp.	1,300	85

Square Enix Holdings Co. Ltd.	100	3

Yahoo Japan Corp.	2,500	6

		439

CONSUMER DISCRETIONARY 5.0%

Adastria Co. Ltd.	400	7

Aisin Seiki Co. Ltd.	200	7

Arata Corp.	100	4

ASKUL Corp.	200	4

Autobacs Seven Co. Ltd.	500	8

Bandai Namco Holdings, Inc.	600	27

Benesse Holdings, Inc.	200	5

Bridgestone Corp.	1,200	46

Canon Marketing Japan, Inc.	400	7

Casio Computer Co. Ltd.	800	10

DCM Holdings Co. Ltd.	1,200	13

Denso Corp.	500	22

Don Quijote Holdings Co. Ltd.	100	6

EDION Corp.	900	9

Fast Retailing Co. Ltd.	100	51

FCC Co. Ltd.	300	7

Foster Electric Co. Ltd.	700	8

Geo Holdings Corp.	600	9

H2O Retailing Corp.	500	7

Heiwa Corp.	400	8

Hikari Tsushin, Inc.	100	16

Honda Motor Co. Ltd.	2,700	71

Iida Group Holdings Co. Ltd.	600	10

Isetan Mitsukoshi Holdings Ltd.	1,900	21

Isuzu Motors Ltd.	1,500	21

J Front Retailing Co. Ltd.	700	8

JVC Kenwood Corp.	3,000	7

K’s Holdings Corp.	1,300	13

Keihin Corp.	500	8

Kohnan Shoji Co. Ltd.	400	10

Koito Manufacturing Co. Ltd.	200	10

Komeri Co. Ltd.	400	9

Kura Corp.	100	5

KYB Corp.	100	2

Mazda Motor Corp.	1,600	16

McDonald’s Holdings Co. Japan Ltd.	100	4

Musashi Seimitsu Industry Co. Ltd.	500	7

NHK Spring Co. Ltd.	1,000	9

Nifco, Inc.	300	7

Nikon Corp.	1,000	15

Nishimatsuya Chain Co. Ltd.	800	7

Nissan Motor Co. Ltd.	10,700	86

Nitori Holdings Co. Ltd.	200	25

NOK Corp.	500	7

Ohsho Food Service Corp.	200	13

Oriental Land Co. Ltd.	300	30

Paltac Corp.	200	9

	SHARES	MARKET VALUE (000S)

Panasonic Corp.	3,200	$29

Pioneer Corp. (a)	8,600	5

Plenus Co. Ltd.	400	7

Rakuten, Inc.	1,000	7

Royal Holdings Co. Ltd.	400	9

Sankyo Co. Ltd.	200	8

Sanrio Co. Ltd.	400	8

Sekisui Chemical Co. Ltd.	900	13

Shimachu Co. Ltd.	500	14

Shimano, Inc.	100	14

Skylark Co. Ltd.	500	8

Sony Corp.	1,500	72

Stanley Electric Co. Ltd.	200	6

Subaru Corp.	300	6

Sumitomo Electric Industries Ltd.	2,600	34

Sumitomo Forestry Co. Ltd.	900	12

Sumitomo Rubber Industries Ltd.	1,000	12

Suzuki Motor Corp.	500	25

Takashimaya Co. Ltd.	500	6

Tokai Rika Co. Ltd.	400	7

Toyoda Gosei Co. Ltd.	300	6

Toyota Motor Corp.	2,400	139

TS Tech Co. Ltd.	200	6

Unipres Corp.	500	8

United Arrows Ltd.	200	6

USS Co. Ltd.	500	8

Yamada Denki Co. Ltd.	6,500	31

Yamaha Corp.	400	17

Yokohama Rubber Co. Ltd.	400	8

Yondoshi Holdings, Inc.	400	8

Yoshinoya Holdings Co. Ltd.	500	8

Zensho Holdings Co. Ltd.	300	7

		1,265

CONSUMER STAPLES 3.0%

Aeon Co. Ltd.	2,700	53

Ain Holdings, Inc.	100	7

Ajinomoto Co., Inc.	2,000	36

Ariake Japan Co. Ltd.	100	6

Asahi Group Holdings Ltd.	600	23

Ci:z Holdings Co. Ltd.	100	5

Coca-Cola Bottlers Japan, Inc.	200	6

Earth Chemical Co. Ltd.	100	5

FamilyMart UNY Holdings Co. Ltd. ‘L’	100	13

Fancl Corp.	200	5

Heiwado Co. Ltd.	300	7

Ito En Ltd.	200	9

J-Oil Mills, Inc.	200	7

Japan Tobacco, Inc.	2,800	67

Kao Corp.	1,200	89

Kikkoman Corp.	300	16

Kirin Holdings Co. Ltd.	2,100	44

Kobayashi Pharmaceutical Co. Ltd.	100	7

Kyokuyo Co. Ltd.	300	8

Lion Corp.	400	8

Mandom Corp.	300	8

Maruha Nichiro Corp.	500	17

Matsumotokiyoshi Holdings Co. Ltd.	200	6

MEIJI Holdings Co. Ltd.	200	16

Mitsui Sugar Co. Ltd.	200	5

Morinaga & Co. Ltd.	100	4

NH Foods Ltd.	200	7

Nichirei Corp.	300	8

Nisshin Oillio Group Ltd.	300	9

	SHARES	MARKET VALUE (000S)

Nisshin Seifun Group, Inc.	1,000	$21

Nissin Foods Holdings Co. Ltd.	100	6

Noevir Holdings Co. Ltd.	100	4

Pigeon Corp.	300	13

Pola Orbis Holdings, Inc.	200	5

Prima Meat Packers Ltd.	200	4

S Foods, Inc.	100	4

Sakata Seed Corp.	200	6

Seven & i Holdings Co. Ltd.	1,500	65

Shiseido Co. Ltd.	700	44

Sundrug Co. Ltd.	100	3

Suntory Beverage & Food Ltd.	200	9

Tsuruha Holdings, Inc.	100	9

Unicharm Corp.	800	26

Valor Holdings Co. Ltd.	300	7

Warabeya Nichiyo Holdings Co. Ltd.	400	7

Yakult Honsha Co. Ltd.	100	7

Yamazaki Baking Co. Ltd.	400	8

		749

ENERGY 0.8%

Idemitsu Kosan Co. Ltd.	1,200	39

Inpex Corp.	4,200	37

Japan Petroleum Exploration Co. Ltd.	400	7

JXTG Holdings, Inc.	18,300	95

Showa Shell Sekiyu KK	2,000	28

		206

FINANCIALS 1.2%

Dai-ichi Life Holdings, Inc.	1,400	22

Daiwa Securities Group, Inc.	4,300	22

Ehime Bank Ltd.	900	9

Jafco Co. Ltd.	200	6

Japan Exchange Group, Inc.	400	7

Japan Post Bank Co. Ltd.	700	8

Japan Post Holdings Co. Ltd.	9,300	107

Mizuho Financial Group, Inc.	20,800	32

North Pacific Bank Ltd.	2,900	8

Okasan Securities Group, Inc.	1,000	4

ORIX Corp.	1,000	15

SBI Holdings, Inc.	200	4

Sompo Holdings, Inc.	200	7

Sumitomo Mitsui Trust Holdings, Inc.	200	7

Tokio Marine Holdings, Inc.	700	33

Zenkoku Hosho Co. Ltd.	200	6

		297

HEALTH CARE 2.2%

Alfresa Holdings Corp.	1,000	25

Astellas Pharma, Inc.	6,200	79

Chugai Pharmaceutical Co. Ltd.	200	12

Daiichi Sankyo Co. Ltd.	800	26

Eisai Co. Ltd.	600	46

Hisamitsu Pharmaceutical Co., Inc.	100	5

Hogy Medical Co. Ltd.	200	6

Hoya Corp.	600	36

Kaken Pharmaceutical Co. Ltd.	100	4

Kyowa Hakko Kirin Co. Ltd.	400	8

Medipal Holdings Corp.	1,100	24

Nihon Kohden Corp.	300	10

Olympus Corp.	200	6

Ono Pharmaceutical Co. Ltd.	700	14

Otsuka Holdings Co. Ltd.	1,200	49

32	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

	SHARES	MARKET VALUE (000S)

Paramount Bed Holdings Co. Ltd.	200	$8

Rohto Pharmaceutical Co. Ltd.	400	11

Santen Pharmaceutical Co. Ltd.	900	13

Sawai Pharmaceutical Co. Ltd.	100	5

Shionogi & Co. Ltd.	500	29

Sumitomo Dainippon Pharma Co. Ltd.	300	10

Suzuken Co. Ltd.	300	15

Taisho Pharmaceutical Holdings Co. Ltd.	100	10

Takeda Pharmaceutical Co. Ltd.	1,100	37

Terumo Corp.	700	39

Toho Holdings Co. Ltd.	600	15

Tsumura & Co.	200	6

		548

INDUSTRIALS 5.5%

ANA Holdings, Inc.	800	29

Asahi Glass Co. Ltd.	600	19

Central Glass Co. Ltd.	300	6

Central Japan Railway Co.	200	42

COMSYS Holdings Corp.	300	7

Dai Nippon Printing Co. Ltd.	1,400	29

Daikin Industries Ltd.	200	21

Daiseki Co. Ltd.	200	4

East Japan Railway Co.	300	27

FANUC Corp.	100	15

Fuji Electric Co. Ltd.	300	9

Fujikura Ltd.	1,900	8

Fujitec Co. Ltd.	600	6

Hankyu Hanshin Holdings, Inc.	200	7

Hanwa Co. Ltd.	200	5

Hazama Ando Corp.	1,200	8

Hino Motors Ltd.	1,400	13

ITOCHU Corp.	1,900	32

Iwatani Corp.	300	10

Japan Airlines Co. Ltd.	1,900	67

JGC Corp.	600	8

JTEKT Corp.	1,000	11

Kajima Corp.	500	7

Kanematsu Corp.	500	6

Kawasaki Heavy Industries Ltd.	300	6

Kawasaki Kisen Kaisha Ltd. (a)	500	6

Keihan Holdings Co. Ltd.	200	8

Keio Corp.	200	12

Kinden Corp.	900	15

Kintetsu Group Holdings Co. Ltd.	400	17

Komatsu Ltd.	1,000	22

Kumagai Gumi Co. Ltd.	300	9

Kurita Water Industries Ltd.	300	7

Kyowa Exeo Corp.	400	9

Kyudenko Corp.	200	8

Makita Corp.	500	18

Marubeni Corp.	9,700	68

Minebea Mitsumi, Inc.	400	6

Mirait Holdings Corp.	500	7

Mitsubishi Corp.	1,700	47

Mitsubishi Heavy Industries Ltd.	1,200	43

Mitsui & Co. Ltd.	7,900	121

Mitsui E&S Holdings Co. Ltd.	700	7

Mitsui OSK Lines Ltd.	600	13

Nagase & Co. Ltd.	600	8

Nagoya Railroad Co. Ltd.	400	11

Nankai Electric Railway Co. Ltd.	300	8

Nippon Express Co. Ltd.	200	11

	SHARES	MARKET VALUE (000S)

Nippon Sheet Glass Co. Ltd.	1,100	$8

Nippon Yusen KK	1,100	17

Nisshinbo Holdings, Inc.	800	6

NSK Ltd.	1,000	9

NTN Corp.	2,100	6

Obayashi Corp.	1,700	15

Odakyu Electric Railway Co. Ltd.	300	7

OSG Corp.	400	8

Park24 Co. Ltd.	500	11

Recruit Holdings Co. Ltd.	2,300	56

Ryobi Ltd.	200	5

Sakai Moving Service Co. Ltd.	100	5

Sankyu, Inc.	100	5

Sanwa Holdings Corp.	700	8

Sanyo Denki Co. Ltd.	100	3

Secom Co. Ltd.	200	17

Seibu Holdings, Inc.	600	10

Seino Holdings Co. Ltd.	1,000	13

SG Holdings Co. Ltd.	200	5

SHO-BOND Holdings Co. Ltd.	100	7

Sohgo Security Services Co. Ltd.	200	9

Sojitz Corp.	6,800	24

Sumitomo Corp.	1,800	26

Sumitomo Mitsui Construction Co. Ltd.	1,320	8

Taikisha Ltd.	200	5

Taisei Corp.	500	21

Takeuchi Manufacturing Co. Ltd.	300	5

Tobu Railway Co. Ltd.	600	16

TOKAI Holdings Corp.	800	6

Tokyu Construction Co. Ltd.	900	8

Tokyu Corp.	600	10

Toppan Printing Co. Ltd.	1,000	15

Toshiba Corp.	1,000	28

Toshiba Plant Systems & Services Corp.	500	9

Toyota Tsusho Corp.	1,200	35

West Japan Railway Co.	400	28

Yamato Holdings Co. Ltd.	400	11

Yuasa Trading Co. Ltd.	200	6

		1,374

INFORMATION TECHNOLOGY 2.3%

Advantest Corp.	400	8

Amano Corp.	400	8

Anritsu Corp.	500	7

Canon, Inc.	2,400	66

Daiwabo Holdings Co. Ltd.	200	9

FUJIFILM Holdings Corp.	300	12

Fujitsu Ltd.	300	19

Hamamatsu Photonics KK	200	7

Hitachi Ltd.	4,300	114

Ibiden Co. Ltd.	700	10

Kaga Electronics Co. Ltd.	400	7

Konica Minolta, Inc.	2,700	24

Murata Manufacturing Co. Ltd.	400	54

NEC Corp.	1,700	51

NET One Systems Co. Ltd.	600	11

Nihon Unisys Ltd.	400	9

Nippon Electric Glass Co. Ltd.	300	7

Nomura Research Institute Ltd.	200	7

NTT Data Corp.	600	7

Obic Co. Ltd.	100	8

Oki Electric Industry Co. Ltd.	800	9

Omron Corp.	300	11

	SHARES	MARKET VALUE (000S)

Otsuka Corp.	200	$5

Ricoh Co. Ltd.	4,900	48

Sanken Electric Co. Ltd.	200	4

Seiko Epson Corp.	600	8

Shimadzu Corp.	400	8

TDK Corp.	100	7

TIS, Inc.	200	8

Tokyo Electron Ltd.	100	11

Trend Micro, Inc.	100	5

Yaskawa Electric Corp.	300	7

		576

MATERIALS 1.6%

Daicel Corp.	1,100	11

Daido Steel Co. Ltd.	100	4

FP Corp.	100	6

Hitachi Metals Ltd.	700	7

JFE Holdings, Inc.	2,800	45

Kobe Steel Ltd.	2,200	15

Kuraray Co. Ltd.	600	8

Mitsubishi Chemical Holdings Corp.	1,200	9

Mitsubishi Materials Corp.	500	13

Mitsui Chemicals, Inc.	500	11

Nippon Paint Holdings Co. Ltd.	200	7

Nippon Paper Industries Co. Ltd.	1,100	20

Nippon Steel & Sumitomo Metal Corp.	3,100	53

Nissan Chemical Industries Ltd.	200	10

Nittetsu Mining Co. Ltd.	100	4

Nitto Denko Corp.	100	5

Oji Holdings Corp.	5,000	26

Osaka Soda Co. Ltd.	400	9

Rengo Co. Ltd.	2,100	17

Sanyo Special Steel Co. Ltd.	400	8

Showa Denko KK	200	6

Sumitomo Chemical Co. Ltd.	2,000	10

Tokai Carbon Co. Ltd.	400	5

Tokuyama Corp.	300	7

Tokyo Ohka Kogyo Co. Ltd.	200	5

Tokyo Steel Manufacturing Co. Ltd.	1,100	9

Toray Industries, Inc.	3,200	23

Toyo Seikan Group Holdings Ltd.	1,200	27

Toyobo Co. Ltd.	500	7

Ube Industries Ltd.	400	8

		395

REAL ESTATE 0.2%

Daito Trust Construction Co. Ltd.	100	14

Leopalace21 Corp.	1,600	6

Mitsubishi Estate Co. Ltd.	1,000	16

Mitsui Fudosan Co. Ltd.	800	18

		54

UTILITIES 1.4%

Chubu Electric Power Co., Inc.	2,600	37

Chugoku Electric Power Co., Inc.	2,000	26

Electric Power Development Co. Ltd. ‘C’	800	19

Hokuriku Electric Power Co. (a)	1,400	12

Kansai Electric Power Co., Inc.	1,200	18

Kyushu Electric Power Co., Inc.	700	8

Osaka Gas Co. Ltd.	2,000	37

Shizuoka Gas Co. Ltd.	900	7

Toho Gas Co. Ltd.	500	21

Tohoku Electric Power Co., Inc.	1,600	21

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	33

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)

Tokyo Electric Power Co. Holdings, Inc. (a)	15,700	$93

Tokyo Gas Co. Ltd.	2,300	58

		357

Total Japan		6,260

LUXEMBOURG 0.4%

COMMUNICATION SERVICES 0.1%

RTL Group S.A.	281	15

SES S.A.	1,426	27

		42

MATERIALS 0.2%

ArcelorMittal	2,414	50

REAL ESTATE 0.1%

Aroundtown S.A.	961	8

Grand City Properties S.A.	357	8

		16

Total Luxembourg		108

MACAU 0.1%

CONSUMER DISCRETIONARY 0.1%

Sands China Ltd.	3,600	15

Wynn Macau Ltd.	3,600	8

		23

Total Macau		23

NETHERLANDS 4.0%

COMMUNICATION SERVICES 0.2%

Koninklijke KPN NV	12,350	36

VEON Ltd. ADR	3,654	8

		44

CONSUMER STAPLES 1.1%

Heineken Holding NV	405	34

Heineken NV	439	39

Koninklijke Ahold Delhaize NV	7,357	186

Sligro Food Group NV	222	9

		268

ENERGY 1.1%

Fugro NV (a)	808	7

Royal Dutch Shell PLC ‘A’	8,856	261

		268

FINANCIALS 0.5%

Aegon NV	6,442	30

ASR Nederland NV	175	7

Euronext NV	127	7

ING Groep NV	4,404	47

NN Group NV	1,169	47

		138

HEALTH CARE 0.1%

Koninklijke Philips NV	762	27

INDUSTRIALS 0.3%

Arcadis NV	555	7

Boskalis Westminster	353	9

	SHARES	MARKET VALUE (000S)

Cimpress NV (a)	63	$6

Koninklijke BAM Groep NV	2,394	7

Signify NV	331	8

TKH Group NV	158	7

Wolters Kluwer NV	761	45

		89

INFORMATION TECHNOLOGY 0.3%

ASML Holding NV	481	75

MATERIALS 0.4%

Akzo Nobel NV	609	49

Corbion NV	316	9

Koninklijke DSM NV	483	39

		97

Total Netherlands		1,006

NEW ZEALAND 0.3%

COMMUNICATION SERVICES 0.1%

Chorus Ltd.	2,689	9

Spark New Zealand Ltd.	7,762	21

		30

CONSUMER DISCRETIONARY 0.0%

SKYCITY Entertainment Group Ltd.	3,196	7

HEALTH CARE 0.0%

Fisher & Paykel Healthcare Corp. Ltd.	916	8

INDUSTRIALS 0.0%

Auckland International Airport Ltd.	1,540	8

MATERIALS 0.1%

Fletcher Building Ltd.	3,105	10

UTILITIES 0.1%

Contact Energy Ltd.	2,535	10

Genesis Energy Ltd.	4,268	8

		18

Total New Zealand		81

NORWAY 1.4%

COMMUNICATION SERVICES 0.2%

Telenor ASA	2,905	57

CONSUMER STAPLES 0.3%

Austevoll Seafood ASA	561	7

Marine Harvest ASA	1,469	31

Orkla ASA	1,785	14

Salmar ASA	172	8

		60

ENERGY 0.5%

Aker Solutions ASA (a)	1,436	7

BW Offshore Ltd. (a)	1,084	4

Equinor ASA	4,535	96

Petroleum Geo-Services ASA	3,936	5

Ship Finance International Ltd.	672	7

TGS NOPEC Geophysical Co. ASA	285	7

		126

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.2%

DNB ASA	1,356	$22

Gjensidige Forsikring ASA	660	10

SpareBank 1 SMN	766	7

SpareBank 1 SR-Bank ASA	731	8

		47

INDUSTRIALS 0.0%

Tomra Systems ASA	356	8

MATERIALS 0.2%

Yara International ASA	1,255	48

Total Norway		346

PORTUGAL 0.3%

CONSUMER STAPLES 0.1%

Jeronimo Martins SGPS S.A.	681	8

Sonae SGPS S.A.	8,140	8

		16

MATERIALS 0.0%

Navigator Co. S.A.	2,084	8

UTILITIES 0.2%

EDP - Energias de Portugal S.A.	11,352	40

REN - Redes Energeticas Nacionais SGPS S.A.	3,045	8

		48

Total Portugal		72

SINGAPORE 1.4%

COMMUNICATION SERVICES 0.3%

Singapore Press Holdings Ltd.	7,400	13

Singapore Telecommunications Ltd.	27,200	58

		71

CONSUMER DISCRETIONARY 0.0%

Jardine Cycle & Carriage Ltd.	200	5

CONSUMER STAPLES 0.1%

Wilmar International Ltd.	9,800	23

FINANCIALS 0.4%

DBS Group Holdings Ltd.	2,100	36

Oversea-Chinese Banking Corp. Ltd.	1,900	16

Singapore Exchange Ltd.	1,900	10

United Overseas Bank Ltd.	2,800	51

		113

INDUSTRIALS 0.5%

ComfortDelGro Corp. Ltd.	12,600	20

Hutchison Port Holdings Trust	28,500	7

Keppel Corp. Ltd.	6,200	27

SATS Ltd.	2,700	9

Sembcorp Industries Ltd.	3,900	7

Singapore Airlines Ltd.	2,900	20

Singapore Post Ltd.	10,500	7

Singapore Technologies Engineering Ltd.	6,100	16

		113

34	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.0%

Venture Corp. Ltd.	700	$7

REAL ESTATE 0.1%

CDL Hospitality Trusts	6,800	7

Chip Eng Seng Corp. Ltd.	14,000	7

UOL Group Ltd.	1,800	8

		22

Total Singapore		354

SOUTH AFRICA 0.0%

HEALTH CARE 0.0%

Mediclinic International PLC	1,427	6

Total South Africa		6

SPAIN 3.2%

COMMUNICATION SERVICES 0.2%

Mediaset Espana Comunicacion S.A.	1,281	8

Telefonica S.A.	5,408	46

		54

CONSUMER DISCRETIONARY 0.1%

Industria de Diseno Textil S.A.	1,092	28

CONSUMER STAPLES 0.1%

Distribuidora Internacional de Alimentacion S.A.	3,397	2

Ebro Foods S.A.	389	8

Viscofan S.A.	136	7

		17

ENERGY 0.4%

Enagas S.A.	348	9

Repsol S.A.	5,670	91

		100

FINANCIALS 0.2%

Banco Santander S.A.	8,985	41

Bankia S.A.	2,302	7

Bolsas y Mercados Espanoles SHMSF S.A.	300	8

Mapfre S.A.	3,763	10

		66

HEALTH CARE 0.1%

Grifols S.A.	718	19

INDUSTRIALS 0.4%

ACS Actividades de Construccion y Servicios S.A.	922	36

Aena SME S.A.	179	28

Cia de Distribucion Integral Logista Holdings S.A.	296	7

Ferrovial S.A.	1,384	28

Prosegur Cia de Seguridad S.A.	1,403	7

		106

INFORMATION TECHNOLOGY 0.3%

Amadeus IT Group S.A.	967	67

	SHARES	MARKET VALUE (000S)
UTILITIES 1.4%

Endesa S.A.	3,984	$92

Iberdrola S.A.	20,941	168

Naturgy Energy Group S.A.	2,311	59

Red Electrica Corp. S.A.	1,485	33

		352

Total Spain		809

SWEDEN 3.6%

COMMUNICATION SERVICES 0.8%

Tele2 AB ‘B’	5,418	69

Telia Co. AB	26,884	128

		197

CONSUMER DISCRETIONARY 0.6%

Autoliv, Inc.	417	29

Electrolux AB ‘B’	1,015	22

Hennes & Mauritz AB ‘B’	5,342	76

Husqvarna AB ‘B’	991	7

JM AB	415	8

		142

CONSUMER STAPLES 0.1%

Axfood AB	732	12

ICA Gruppen AB	215	8

Swedish Match AB	371	15

		35

FINANCIALS 0.4%

Industrivarden AB ‘C’	730	15

Ratos AB ‘B’	2,346	6

Skandinaviska Enskilda Banken AB ‘A’	1,343	13

Svenska Handelsbanken AB ‘A’	1,722	19

Swedbank AB ‘A’	2,091	47

		100

INDUSTRIALS 0.7%

Alfa Laval AB	352	8

Assa Abloy AB ‘B’	1,421	25

Atlas Copco AB ‘A’	1,446	34

NCC AB ‘B’	493	8

S.A.S. AB (a)	3,513	8

Sandvik AB	2,149	31

Securitas AB ‘B’	619	10

SKF AB ‘B’	894	14

Volvo AB ‘B’	2,508	33

		171

INFORMATION TECHNOLOGY 1.0%

Hexagon AB ‘B’	270	12

Telefonaktiebolaget LM Ericsson ‘B’	26,408	234

		246

MATERIALS 0.0%

Hexpol AB	784	6

Total Sweden		897

SWITZERLAND 7.4%

COMMUNICATION SERVICES 0.2%

Sunrise Communications Group AG	94	9

	SHARES	MARKET VALUE (000S)

Swisscom AG	105	$50

		59

CONSUMER DISCRETIONARY 0.3%

Cie Financiere Richemont S.A.	490	32

Forbo Holding AG	5	7

Garmin Ltd.	529	33

		72

CONSUMER STAPLES 1.2%

Chocoladefabriken Lindt & Spruengli AG	2	12

Coca-Cola HBC AG	253	8

Emmi AG	11	8

Nestle S.A.	3,217	261

		289

ENERGY 0.0%

Weatherford International PLC (a)	3,362	2

FINANCIALS 2.2%

Baloise Holding AG	114	16

Banque Cantonale Vaudoise	10	8

Cembra Money Bank AG	98	8

GAM Holding AG	1,020	4

St Galler Kantonalbank AG	17	8

Swiss Life Holding AG	71	27

Swiss Re AG	2,458	226

Valiant Holding AG	75	8

Zurich Insurance Group AG	786	234

		539

HEALTH CARE 1.6%

Lonza Group AG	90	23

Novartis AG	1,478	127

Roche Holding AG	972	241

Sonova Holding AG	42	7

Vifor Pharma AG	76	8

		406

INDUSTRIALS 0.8%

ABB Ltd.	4,475	85

Adecco Group AG	175	8

Ferguson PLC	126	8

Flughafen Zurich AG	50	8

Geberit AG	22	9

Georg Fischer AG	7	6

Kuehne + Nagel International AG	167	22

Panalpina Welttransport Holding AG	63	8

Schindler Holding AG	89	18

SGS S.A.	11	25

		197

INFORMATION TECHNOLOGY 0.3%

Logitech International S.A.	234	7

TE Connectivity Ltd.	951	72

		79

MATERIALS 0.7%

EMS-Chemie Holding AG	16	7

Ferrexpo PLC	3,250	8

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	35

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)

Givaudan S.A.	22	$51

Glencore PLC	23,376	87

Sika AG	202	26

		179

REAL ESTATE 0.1%

Allreal Holding AG	53	8

PSP Swiss Property AG	155	16

		24

UTILITIES 0.0%

BKW AG	132	9

Total Switzerland		1,855

THAILAND 0.1%

CONSUMER STAPLES 0.1%

Thai Beverage PCL	19,600	9

Total Thailand		9

UNITED KINGDOM 14.5%

COMMUNICATION SERVICES 1.3%

BT Group PLC	22,704	69

Cineworld Group PLC	2,439	8

Daily Mail & General Trust PLC ‘A’	1,331	10

Informa PLC	1,209	10

Inmarsat PLC	1,409	7

ITV PLC	4,584	7

Pearson PLC	7,818	94

TalkTalk Telecom Group PLC	5,413	8

Vodafone Group PLC	63,431	123

		336

CONSUMER DISCRETIONARY 1.6%

Bellway PLC	275	9

Berkeley Group Holdings PLC	180	8

Bovis Homes Group PLC	565	6

Burberry Group PLC	518	11

Compass Group PLC	4,160	88

Dixons Carphone PLC	4,786	7

Dunelm Group PLC	1,210	8

Fiat Chrysler Automobiles NV (a)	1,271	18

Greene King PLC	1,306	9

Greggs PLC	703	11

Halfords Group PLC	1,955	6

Inchcape PLC	979	7

InterContinental Hotels Group PLC	166	9

J D Wetherspoon PLC	609	9

JD Sports Fashion PLC	1,754	8

Kingfisher PLC	15,277	40

Marks & Spencer Group PLC	11,924	37

Marston’s PLC	6,595	8

Moneysupermarket.com Group PLC	2,314	8

Next PLC	647	33

Persimmon PLC	277	7

Sports Direct International PLC	1,886	6

SSP Group PLC	933	8

Taylor Wimpey PLC	3,811	7

WH Smith PLC	319	7

Whitbread PLC	335	20

William Hill PLC	2,772	5

		400

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 3.0%

Associated British Foods PLC	494	$13

British American Tobacco PLC	971	31

Britvic PLC	787	8

Diageo PLC	5,189	185

Imperial Brands PLC	2,239	68

J Sainsbury PLC	14,669	50

Reckitt Benckiser Group PLC	1,371	105

Tate & Lyle PLC	2,295	19

Tesco PLC	16,394	40

Unilever NV	1,721	93

Unilever PLC	1,584	83

WM Morrison Supermarkets PLC	20,620	56

		751

ENERGY 0.8%

BP PLC	22,209	140

Hunting PLC	1,265	8

John Wood Group PLC	874	6

Petrofac Ltd.	1,671	10

Premier Oil PLC	10,575	9

Subsea 7 S.A.	771	7

Tullow Oil PLC (a)	3,046	7

		187

FINANCIALS 1.3%

3i Group PLC	768	8

Admiral Group PLC	855	22

Ashmore Group PLC	1,788	8

Barclays PLC	26,905	51

Direct Line Insurance Group PLC	10,256	42

Hargreaves Lansdown PLC	588	14

HSBC Holdings PLC	3,908	32

IG Group Holdings PLC	2,385	17

Jardine Lloyd Thompson Group PLC	346	8

Jupiter Fund Management PLC	1,940	7

Lancashire Holdings Ltd.	1,288	10

London Stock Exchange Group PLC	483	25

Provident Financial PLC	1,265	9

Royal Bank of Scotland Group PLC	4,502	13

RSA Insurance Group PLC	1,394	9

Saga PLC	6,177	8

Schroders PLC	210	7

Standard Chartered PLC	4,475	35

Standard Life Aberdeen PLC	2,015	7

		332

HEALTH CARE 2.2%

AstraZeneca PLC	1,926	144

GlaxoSmithKline PLC	18,509	353

Indivior PLC (a)	2,467	4

Smith & Nephew PLC	2,162	40

		541

INDUSTRIALS 1.5%

Aggreko PLC	1,441	13

Ashtead Group PLC	549	12

Babcock International Group PLC	920	6

BAE Systems PLC	5,760	34

Balfour Beatty PLC	2,583	8

Bunzl PLC	606	18

CNH Industrial NV	1,065	10

	SHARES	MARKET VALUE (000S)

easyJet PLC	1,237	$17

Experian PLC	1,416	34

Firstgroup PLC (a)	7,067	8

Galliford Try PLC	639	5

Hays PLC	4,184	8

HomeServe PLC	978	11

Howden Joinery Group PLC	1,445	8

IMI PLC	664	8

International Consolidated Airlines Group S.A.	2,413	19

Intertek Group PLC	133	8

Meggitt PLC	1,155	7

Pagegroup PLC	1,371	8

QinetiQ Group PLC	3,314	12

RELX PLC	1,180	24

Rentokil Initial PLC	4,448	19

Royal Mail PLC	9,908	34

Senior PLC	2,113	5

SIG PLC	5,012	7

Spirax-Sarco Engineering PLC	185	15

Stagecoach Group PLC	4,155	7

Travis Perkins PLC	682	9

Vesuvius PLC	1,481	10

		384

INFORMATION TECHNOLOGY 0.1%

Computacenter PLC	596	8

Halma PLC	551	10

Micro Focus International PLC	425	7

Sage Group PLC	1,589	12

		37

MATERIALS 1.5%

Anglo American PLC	2,089	47

BHP Group PLC	4,761	101

Croda International PLC	405	24

Johnson Matthey PLC	858	31

Mondi PLC	336	7

Rio Tinto Ltd.	1,491	82

Rio Tinto PLC	1,215	58

Synthomer PLC	1,441	7

Victrex PLC	325	9

		366

UTILITIES 1.2%

Centrica PLC	26,259	45

Drax Group PLC	3,118	14

National Grid PLC	13,036	127

Pennon Group PLC	1,581	14

Severn Trent PLC	558	13

SSE PLC	4,687	65

United Utilities Group PLC	1,981	19

		297

Total United Kingdom		3,631

UNITED STATES 0.3%

CONSUMER DISCRETIONARY 0.1%

Carnival PLC	169	8

FINANCIALS 0.0%

CME Group, Inc.	35	6

36	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.2%

Shire PLC	853	$50

MATERIALS 0.0%

Sims Metal Management Ltd.	1,089	8

		8

Total United States		72

Total Common Stocks (Cost $27,108)		24,025

PREFERRED STOCKS 0.6%

GERMANY 0.6%

CONSUMER STAPLES 0.1%

Henkel AG & Co. KGaA	292	32

HEALTH CARE 0.0%

Sartorius AG	52	6

INDUSTRIALS 0.4%

Volkswagen AG	611	97

MATERIALS 0.1%

Fuchs Petrolub SE	205	9

Total Preferred Stocks (Cost $173)		144

REAL ESTATE INVESTMENT TRUSTS 2.7%

AUSTRALIA 0.2%

REAL ESTATE 0.2%

Goodman Group	2,017	15

GPT Group	2,650	10

Scentre Group	4,157	12

Vicinity Centres	3,908	7

		44

Total Australia		44

BELGIUM 0.1%

REAL ESTATE 0.1%

Befimmo S.A.	193	11

Cofinimmo S.A.	82	10

		21

Total Belgium		21

CANADA 0.4%

REAL ESTATE 0.4%

Allied Properties Real Estate Investment Trust	518	17

Canadian Apartment Properties REIT	458	15

Cominar Real Estate Investment Trust	1,154	9

Dream Global Real Estate Investment Trust	935	8

Dream Office Real Estate Investment Trust	677	11

Granite Real Estate Investment Trust	249	10

H&R Real Estate Investment Trust	1,039	16

RioCan Real Estate Investment Trust	924	16

		102

Total Canada		102

	SHARES	MARKET VALUE (000S)
FRANCE 0.2%

REAL ESTATE 0.2%

Covivio	110	$11

Gecina S.A.	85	11

Klepierre S.A.	365	11

Mercialys S.A.	526	7

		40

Total France		40

GERMANY 0.0%

REAL ESTATE 0.0%

alstria office REIT-AG	666	9

Total Germany		9

HONG KONG 0.2%

REAL ESTATE 0.2%

Link REIT	4,500	46

Total Hong Kong		46

ITALY 0.0%

REAL ESTATE 0.0%

Beni Stabili SpA SIIQ	11,653	9

Total Italy		9

JAPAN 1.1%

REAL ESTATE 1.1%

Activia Properties, Inc.	2	8

Advance Residence Investment Corp.	6	16

AEON REIT Investment Corp.	7	8

Daiwa Office Investment Corp.	2	13

Frontier Real Estate Investment Corp.	2	8

Fukuoka REIT Corp.	5	8

GLP J-Reit	9	9

Heiwa Real Estate REIT, Inc.	8	9

Industrial & Infrastructure Fund Investment Corp.	8	8

Invincible Investment Corp.	21	9

Japan Excellent, Inc.	7	9

Japan Hotel REIT Investment Corp.	12	9

Japan Logistics Fund, Inc.	4	8

Japan Prime Realty Investment Corp.	4	15

Japan Real Estate Investment Corp.	2	11

Japan Retail Fund Investment Corp.	4	8

Kenedix Office Investment Corp.	1	6

MCUBS MidCity Investment Corp.	11	9

Mori Hills REIT Investment Corp.	7	9

Mori Trust Sogo Reit, Inc.	6	9

Nippon Accommodations Fund, Inc.	2	10

Nippon Building Fund, Inc.	2	13

Nippon Prologis REIT, Inc.	6	13

Nomura Real Estate Master Fund, Inc.	6	8

Orix JREIT, Inc.	8	13

Premier Investment Corp.	9	10

Tokyu REIT, Inc.	7	10

		266

Total Japan		266

	SHARES	MARKET VALUE (000S)
SINGAPORE 0.1%

REAL ESTATE 0.1%

Mapletree Commercial Trust	9,200	$11

Mapletree Logistics Trust	8,900	8

		19

Total Singapore		19

SPAIN 0.0%

REAL ESTATE 0.0%

Inmobiliaria Colonial Socimi S.A.	917	9

Total Spain		9

UNITED KINGDOM 0.4%

REAL ESTATE 0.4%

British Land Co. PLC	2,206	15

Derwent London PLC	388	14

Great Portland Estates PLC	1,085	9

Hansteen Holdings PLC	6,793	8

Land Securities Group PLC	2,133	22

Segro PLC	2,565	19

Shaftesbury PLC	1,078	12

UNITE Group PLC	1,583	16

		115

Total United Kingdom		115

Total Real Estate Investment Trusts (Cost $704)		680

RIGHTS 0.0%

SPAIN 0.0%

ENERGY 0.0%

Repsol S.A.	5,670	3

Total Rights (Cost $3)		3

Total Investments in Securities (Cost $27,988)		24,852

Total Investments 99.2% (Cost $27,988)		$24,852

Other Assets and Liabilities, net 0.8%		209

Net Assets 100.0%		$25,061

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	37

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Security did not produce income within the last twelve months.

(b)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Constellation Software, Inc.	08/31/2017 - 09/26/2018	$23	$22	0.09%
Great-West Lifeco, Inc.	08/31/2017 - 09/26/2018	22	17	0.07
Kirkland Lake Gold Ltd.	06/29/2018 - 09/26/2018	6	8	0.03
Martinrea International, Inc.	08/31/2017 - 09/26/2018	10	7	0.03

		$61	$54	0.22%

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2	$0	$2

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Common Stocks
Australia
Communication Services	$0	$94	$0	$94
Consumer Discretionary	0	122	0	122
Consumer Staples	29	134	0	163
Energy	0	110	0	110
Financials	0	197	0	197
Health Care	8	129	0	137
Industrials	0	105	0	105
Information Technology	13	14	0	27
Materials	0	237	0	237
Utilities	0	10	0	10
Austria
Energy	0	17	0	17
Financials	7	7	0	14
Industrials	0	7	0	7
Information Technology	0	2	0	2
Materials	0	7	0	7
Real Estate	8	0	0	8
Utilities	0	7	0	7
Belgium
Communication Services	0	20	0	20
Consumer Staples	0	69	0	69
Energy	0	9	0	9
Financials	0	54	0	54
Health Care	0	23	0	23
Materials	0	23	0	23
Utilities	8	0	0	8
Cambodia
Consumer Discretionary	0	9	0	9
Canada
Communication Services	136	0	0	136

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Consumer Discretionary	$203	$0	$0	$203
Consumer Staples	174	0	0	174
Energy	167	0	0	167
Financials	343	0	0	343
Health Care	9	0	0	9
Industrials	313	0	0	313
Information Technology	65	0	0	65
Materials	99	0	0	99
Real Estate	8	0	0	8
Utilities	78	0	0	78
Denmark
Consumer Staples	0	37	0	37
Financials	0	18	0	18
Health Care	0	88	0	88
Industrials	0	87	0	87
Materials	0	18	0	18
Utilities	0	16	0	16
Faroe Islands
Consumer Staples	0	7	0	7
Finland
Communication Services	0	14	0	14
Consumer Staples	0	21	0	21
Energy	0	34	0	34
Financials	0	29	0	29
Health Care	0	8	0	8
Industrials	0	73	0	73
Information Technology	0	36	0	36
Materials	0	39	0	39
Utilities	0	46	0	46
France
Communication Services	0	299	0	299
Consumer Discretionary	0	251	0	251
Consumer Staples	0	257	0	257

38	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Energy	$0	$161	$0	$161
Financials	0	47	0	47
Health Care	0	145	0	145
Industrials	4	343	0	347
Information Technology	0	72	0	72
Materials	0	53	0	53
Real Estate	0	8	0	8
Utilities	0	195	0	195
Germany
Communication Services	0	85	0	85
Consumer Discretionary	8	192	0	200
Consumer Staples	0	33	0	33
Financials	0	263	0	263
Health Care	9	75	0	84
Industrials	0	146	0	146
Information Technology	0	225	0	225
Materials	0	116	0	116
Real Estate	0	122	0	122
Utilities	22	140	0	162
Hong Kong
Communication Services	0	32	0	32
Consumer Discretionary	7	55	0	62
Consumer Staples	0	38	0	38
Financials	0	87	0	87
Health Care	0	15	0	15
Industrials	8	62	0	70
Information Technology	0	17	0	17
Real Estate	0	83	0	83
Utilities	0	116	0	116
Ireland
Consumer Staples	7	48	0	55
Health Care	283	7	0	290
Industrials	8	25	0	33
Materials	0	20	0	20
Israel
Communication Services	0	11	0	11
Energy	0	22	0	22
Financials	0	76	0	76
Health Care	0	28	0	28
Information Technology	27	13	0	40
Materials	0	32	0	32
Italy
Communication Services	0	26	0	26
Consumer Discretionary	0	32	0	32
Energy	0	171	0	171
Financials	0	45	0	45
Health Care	0	15	0	15
Industrials	0	27	0	27
Utilities	0	137	0	137
Japan
Communication Services	0	439	0	439
Consumer Discretionary	0	1,265	0	1,265
Consumer Staples	0	749	0	749
Energy	0	206	0	206
Financials	0	297	0	297
Health Care	0	548	0	548
Industrials	0	1,374	0	1,374
Information Technology	0	576	0	576
Materials	0	395	0	395
Real Estate	0	54	0	54
Utilities	0	357	0	357
Luxembourg
Communication Services	0	42	0	42
Materials	0	50	0	50
Real Estate	0	16	0	16
Macau
Consumer Discretionary	0	23	0	23
Netherlands
Communication Services	8	36	0	44
Consumer Staples	0	268	0	268
Energy	0	268	0	268

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Financials	$0	$138	$0	$138
Health Care	0	27	0	27
Industrials	6	83	0	89
Information Technology	0	75	0	75
Materials	0	97	0	97
New Zealand
Communication Services	0	30	0	30
Consumer Discretionary	0	7	0	7
Health Care	0	8	0	8
Industrials	0	8	0	8
Materials	10	0	0	10
Utilities	0	18	0	18
Norway
Communication Services	0	57	0	57
Consumer Staples	0	60	0	60
Energy	7	119	0	126
Financials	0	47	0	47
Industrials	0	8	0	8
Materials	0	48	0	48
Portugal
Consumer Staples	0	16	0	16
Materials	0	8	0	8
Utilities	0	48	0	48
Singapore
Communication Services	0	71	0	71
Consumer Discretionary	0	5	0	5
Consumer Staples	0	23	0	23
Financials	0	113	0	113
Industrials	0	113	0	113
Information Technology	0	7	0	7
Real Estate	0	22	0	22
South Africa
Health Care	0	6	0	6
Spain
Communication Services	0	54	0	54
Consumer Discretionary	0	28	0	28
Consumer Staples	0	17	0	17
Energy	0	100	0	100
Financials	0	66	0	66
Health Care	0	19	0	19
Industrials	0	106	0	106
Information Technology	0	67	0	67
Utilities	0	352	0	352
Sweden
Communication Services	0	197	0	197
Consumer Discretionary	29	113	0	142
Consumer Staples	0	35	0	35
Financials	0	100	0	100
Industrials	0	171	0	171
Information Technology	0	246	0	246
Materials	0	6	0	6
Switzerland
Communication Services	0	59	0	59
Consumer Discretionary	33	39	0	72
Consumer Staples	0	289	0	289
Energy	2	0	0	2
Financials	0	539	0	539
Health Care	0	406	0	406
Industrials	0	197	0	197
Information Technology	72	7	0	79
Materials	0	179	0	179
Real Estate	0	24	0	24
Utilities	0	9	0	9
Thailand
Consumer Staples	0	9	0	9
United Kingdom
Communication Services	10	326	0	336
Consumer Discretionary	8	392	0	400
Consumer Staples	0	751	0	751
Energy	0	187	0	187
Financials	8	324	0	332

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	39

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

December 31, 2018 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Health Care	$0	$541	$0	$541
Industrials	7	377	0	384
Information Technology	0	37	0	37
Materials	0	366	0	366
Utilities	0	297	0	297
United States
Consumer Discretionary	0	8	0	8
Financials	6	0	0	6
Health Care	0	50	0	50
Materials	0	8	0	8
Preferred Stocks
Germany
Consumer Staples	0	32	0	32
Health Care	0	6	0	6
Industrials	0	97	0	97
Materials	0	9	0	9
Real Estate Investment Trusts
Australia
Real Estate	0	44	0	44
Belgium
Real Estate	0	21	0	21
Canada
Real Estate	102	0	0	102

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
France
Real Estate	$0	$40	$0	$40
Germany
Real Estate	0	9	0	9
Hong Kong
Real Estate	0	46	0	46
Italy
Real Estate	0	9	0	9
Japan
Real Estate	0	266	0	266
Singapore
Real Estate	0	19	0	19
Spain
Real Estate	0	9	0	9
United Kingdom
Real Estate	20	95	0	115
Rights
Spain
Energy	3	0	0	3

Total Investments	$2,382	$22,470	$0	$24,852

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

40	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

December 31, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.0%

COMMON STOCKS 93.1%

IRELAND 0.4%

INFORMATION TECHNOLOGY 0.4%

Accenture PLC ‘A’	1,921	$271

Total Ireland		271

SWITZERLAND 0.2%

FINANCIALS 0.2%

Chubb Ltd.	1,034	133

Total Switzerland		133

UNITED STATES 92.5%

COMMUNICATION SERVICES 6.7%

AMC Networks, Inc. ‘A’ (a)	141	8

AT&T, Inc.	17,022	486

Cable One, Inc.	33	27

Cars.com, Inc. (a)	536	12

CBS Corp. NVDR ‘B’	2,278	100

CenturyLink, Inc.	11,414	173

Cinemark Holdings, Inc.	949	34

Discovery, Inc. ‘A’ (a)	1,766	44

Electronic Arts, Inc. (a)	70	6

Gannett Co., Inc.	2,183	19

InterActiveCorp (a)	170	31

Interpublic Group of Cos., Inc.	2,801	58

Liberty Broadband Corp. ‘C’ (a)	112	8

Liberty Media Corp-Liberty SiriusXM ‘C’ (a)	2,776	103

Live Nation Entertainment, Inc. (a)	318	16

Madison Square Garden Co. ‘A’ (a)	103	28

Netflix, Inc. (a)	705	189

New Media Investment Group, Inc.	543	6

New York Times Co. ‘A’	347	8

News Corp. ‘A’	3,006	34

Omnicom Group, Inc.	1,463	107

Scholastic Corp.	261	10

Sinclair Broadcast Group, Inc. ‘A’	293	8

Sirius XM Holdings, Inc.	4,620	26

Sprint Corp. (a)	721	4

T-Mobile US, Inc. (a)	531	34

TEGNA, Inc.	1,412	15

Telephone & Data Systems, Inc.	925	30

Tribune Media Co. ‘A’	1,474	67

TripAdvisor, Inc. (a)	230	12

Twenty-First Century Fox, Inc. ‘A’	10,544	507

Twitter, Inc. (a)	1,514	43

U.S. Cellular Corp. (a)	220	11

Verizon Communications, Inc.	22,632	1,272

Viacom, Inc. ‘B’	7,679	197

Walt Disney Co.	1,510	166

		3,899

CONSUMER DISCRETIONARY 14.6%

Aaron’s, Inc.	485	20

Abercrombie & Fitch Co. ‘A’	2,149	43

Adient PLC	500	8

Adtalem Global Education, Inc. (a)	831	39

Advance Auto Parts, Inc.	186	29

Amazon.com, Inc. (a)	528	793

American Eagle Outfitters, Inc.	5,721	111

	SHARES	MARKET VALUE (000S)

Aramark	519	$15

Asbury Automotive Group, Inc. (a)	585	39

AutoNation, Inc. (a)	487	17

AutoZone, Inc. (a)	168	141

Bed Bath & Beyond, Inc.	5,633	64

Best Buy Co., Inc.	1,650	87

Big Lots, Inc.	620	18

Bloomin’ Brands, Inc.	666	12

Booking Holdings, Inc. (a)	10	17

Bright Horizons Family Solutions, Inc. (a)	270	30

Brinker International, Inc.	2,534	111

Buckle, Inc.	1,140	22

Caleres, Inc.	589	16

Carter’s, Inc.	600	49

Cheesecake Factory, Inc.	1,312	57

Chico’s FAS, Inc.	4,420	25

Children’s Place, Inc.	98	9

Chipotle Mexican Grill, Inc. (a)	169	73

Choice Hotels International, Inc.	132	9

Churchill Downs, Inc.	68	17

Columbia Sportswear Co.	108	9

Cooper Tire & Rubber Co.	1,576	51

Cooper-Standard Holding, Inc. (a)	155	10

Core-Mark Holding Co., Inc.	639	15

Cracker Barrel Old Country Store, Inc.	333	53

Dana, Inc.	1,439	20

Darden Restaurants, Inc.	735	73

Deckers Outdoor Corp. (a)	394	50

Dick’s Sporting Goods, Inc.	736	23

Dillard’s, Inc. ‘A’	272	16

Dine Brands Global, Inc.	558	38

Dollar General Corp.	2,442	264

Domino’s Pizza, Inc.	356	88

Dorman Products, Inc. (a)	250	23

DSW Inc. ‘A’	2,461	61

Dunkin’ Brands Group, Inc.	575	37

eBay, Inc. (a)	1,396	39

Extended Stay America, Inc.	742	12

Foot Locker, Inc.	1,746	93

Ford Motor Co.	27,007	207

Fossil Group, Inc. (a)	2,154	34

G-III Apparel Group Ltd. (a)	619	17

GameStop Corp. ‘A’	2,470	31

Gap, Inc.	3,912	101

General Motors Co.	9,301	311

Genesco, Inc. (a)	527	23

Gentex Corp.	1,951	39

Genuine Parts Co.	622	60

Goodyear Tire & Rubber Co.	464	9

Graham Holdings Co. ‘B’	39	25

Grand Canyon Education, Inc. (a)	105	10

Group 1 Automotive, Inc.	389	21

Guess?, Inc.	1,297	27

H&R Block, Inc.	2,086	53

Hanesbrands, Inc.	1,601	20

Harley-Davidson, Inc.	630	22

Hasbro, Inc.	221	18

Helen of Troy Ltd. (a)	60	8

Home Depot, Inc.	2,315	398

Houghton Mifflin Harcourt Co. (a)	1,134	10

Jack in the Box, Inc.	359	28

Kohl’s Corp.	3,054	203

L Brands, Inc.	1,288	33

	SHARES	MARKET VALUE (000S)

La-Z-Boy, Inc.	631	$18

Las Vegas Sands Corp.	962	50

Lear Corp.	191	23

Leggett & Platt, Inc.	846	30

Lowe’s Cos., Inc.	3,880	358

Macy’s, Inc.	6,794	202

Marriott International, Inc. ‘A’	96	10

Marriott Vacations Worldwide Corp.	118	8

Mattel, Inc. (a)	4,423	44

McDonald’s Corp.	3,773	670

MDC Holdings, Inc.	516	15

Meritage Homes Corp. (a)	186	7

Murphy USA, Inc. (a)	691	53

NIKE, Inc. ‘B’	4,938	366

Nordstrom, Inc.	1,934	90

NVR, Inc. (a)	17	41

O’Reilly Automotive, Inc. (a)	597	206

Office Depot, Inc.	8,694	22

Penske Automotive Group, Inc.	226	9

Pool Corp.	255	38

Qurate Retail, Inc. (a)	1,863	36

Ralph Lauren Corp.	587	61

Regis Corp. (a)	446	8

RH (a)	76	9

Ross Stores, Inc.	1,304	109

Sally Beauty Holdings, Inc. (a)	3,728	64

SeaWorld Entertainment, Inc. (a)	1,996	44

Service Corp. International	756	30

ServiceMaster Global Holdings, Inc. (a)	644	24

Signet Jewelers Ltd.	614	20

Six Flags Entertainment Corp.	810	45

Sleep Number Corp. (a)	351	11

Sotheby’s (a)	264	11

Starbucks Corp.	4,351	280

Steven Madden Ltd.	753	23

Sturm Ruger & Co., Inc.	335	18

Target Corp.	9,131	603

Tempur Sealy International, Inc. (a)	163	7

Tenneco, Inc.	522	14

Texas Roadhouse, Inc.	315	19

Thor Industries, Inc.	148	8

TJX Cos., Inc.	7,918	354

Tractor Supply Co.	664	55

Tupperware Brands Corp.	468	15

Ulta Salon Cosmetics & Fragrance, Inc. (a)	201	49

Under Armour, Inc. (a)	833	15

Urban Outfitters, Inc. (a)	964	32

Vail Resorts, Inc.	177	37

VF Corp.	1,443	103

Vista Outdoor, Inc. (a)	809	9

Visteon Corp. (a)	241	15

Weight Watchers International, Inc. (a)	354	14

Wendy’s Co.	4,642	72

Williams-Sonoma, Inc.	1,177	59

Wyndham Destinations, Inc.	559	20

Wynn Resorts Ltd.	84	8

Yum! Brands, Inc.	1,585	146

		9,261

CONSUMER STAPLES 12.9%

Altria Group, Inc.	3,113	154

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	41

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)

Archer-Daniels-Midland Co.	6,649	$272

B&G Foods, Inc.	360	10

Boston Beer Co., Inc. ‘A’ (a)	115	28

Brown-Forman Corp. ‘B’	1,259	60

Bunge Ltd.	2,823	151

Cal-Maine Foods, Inc.	604	26

Campbell Soup Co.	839	28

Casey’s General Stores, Inc.	522	67

Church & Dwight Co., Inc.	1,508	99

Clorox Co.	569	88

Coca-Cola Co.	23,346	1,105

Colgate-Palmolive Co.	3,090	184

Conagra Brands, Inc.	1,000	21

Constellation Brands, Inc. ‘A’	145	23

Costco Wholesale Corp.	2,708	552

Coty, Inc. ‘A’	762	5

Darling Ingredients, Inc. (a)	724	14

Edgewell Personal Care Co. (a)	423	16

Estee Lauder Cos., Inc. ‘A’	1,006	131

Flowers Foods, Inc.	2,200	41

Fresh Del Monte Produce, Inc.	335	9

General Mills, Inc.	3,397	132

Herbalife Nutrition Ltd. (a)	840	49

Hershey Co.	502	54

Hormel Foods Corp.	1,304	56

Ingredion, Inc.	191	17

J&J Snack Foods Corp.	71	10

JM Smucker Co.	419	39

Kellogg Co.	1,112	63

Keurig Dr Pepper, Inc.	1,218	31

Kimberly-Clark Corp.	1,176	134

Kroger Co.	15,192	418

Lamb Weston Holdings, Inc.	866	64

Lancaster Colony Corp.	174	31

McCormick & Co., Inc.	602	84

Mondelez International, Inc. ‘A’	2,480	99

Monster Beverage Corp. (a)	323	16

Nu Skin Enterprises, Inc. ‘A’	738	45

PepsiCo, Inc.	6,223	687

Performance Food Group Co. (a)	807	26

Philip Morris International, Inc.	6,932	463

Post Holdings, Inc. (a)	147	13

Procter & Gamble Co.	6,895	634

Sanderson Farms, Inc.	473	47

Sprouts Farmers Market, Inc. (a)	1,267	30

Sysco Corp.	3,756	235

TreeHouse Foods, Inc. (a)	583	30

Tyson Foods, Inc. ‘A’	991	53

U.S. Foods Holding Corp. (a)	1,346	43

United Natural Foods, Inc. (a)	711	7

Universal Corp.	268	14

USANA Health Sciences, Inc. (a)	107	13

Vector Group Ltd.	878	9

Wal-Mart Stores, Inc.	14,491	1,350

Walgreens Boots Alliance, Inc.	1,389	95

Weis Markets, Inc.	191	9

		8,184

ENERGY 6.8%

Anadarko Petroleum Corp.	904	40

Apache Corp.	1,104	29

Archrock, Inc.	1,071	8

Chevron Corp.	5,923	644

CNX Resources Corp. (a)	1,028	12

	SHARES	MARKET VALUE (000S)

ConocoPhillips	11,554	$720

CVR Energy, Inc.	1	0

Diamond Offshore Drilling, Inc. (a)	815	8

Dril-Quip, Inc. (a)	693	21

Exxon Mobil Corp.	8,870	605

Green Plains, Inc.	931	12

Helix Energy Solutions Group, Inc. (a)	1,698	9

Helmerich & Payne, Inc.	520	25

Hess Corp.	4,227	171

HollyFrontier Corp.	4,200	215

Kinder Morgan, Inc.	2,232	34

Marathon Oil Corp.	10,669	153

Marathon Petroleum Corp.	4,208	248

McDermott International, Inc. (a)	494	3

Murphy Oil Corp.	2,108	49

Nabors Industries Ltd.	2,824	6

National Oilwell Varco, Inc.	4,696	121

Oasis Petroleum, Inc. (a)	1,333	7

Occidental Petroleum Corp.	1,306	80

Oceaneering International, Inc. (a)	1,769	22

Oil States International, Inc. (a)	661	10

ONEOK, Inc.	1,155	62

Patterson-UTI Energy, Inc.	980	10

PBF Energy, Inc. ‘A’	1,195	39

Peabody Energy Corp.	606	19

Phillips 66	4,317	372

QEP Resources, Inc. (a)	4,145	23

Range Resources Corp.	1,184	11

Rowan Cos. PLC ‘A’ (a)	3,024	25

SEACOR Holdings, Inc. (a)	174	7

SM Energy Co.	1,775	28

Superior Energy Services, Inc. (a)	2,317	8

Targa Resources Corp.	399	14

Transocean Ltd.	3,210	22

Unit Corp. (a)	671	10

Valero Energy Corp.	4,920	369

Whiting Petroleum Corp. (a)	1,760	40

World Fuel Services Corp.	933	20

WPX Energy, Inc. (a)	915	10

		4,341

FINANCIALS 7.0%

Affiliated Managers Group, Inc.	134	13

Aflac, Inc.	4,125	188

Alleghany Corp.	74	46

Allstate Corp.	1,701	141

Ally Financial, Inc.	3,537	80

Ambac Financial Group, Inc. (a)	837	14

American Equity Investment Life Holding Co.	394	11

American Express Co.	1,215	116

American Financial Group, Inc.	191	17

American International Group, Inc.	9,869	389

Arthur J Gallagher & Co.	636	47

Assurant, Inc.	438	39

Berkshire Hathaway, Inc. ‘B’ (a)	3,382	691

Brighthouse Financial, Inc. (a)	279	9

Brown & Brown, Inc.	1,537	42

Capital One Financial Corp.	592	45

Capitol Federal Financial, Inc.	720	9

CBOE Holdings, Inc.	387	38

Cincinnati Financial Corp.	676	52

CIT Group, Inc.	485	19

CME Group, Inc.	1,169	220

	SHARES	MARKET VALUE (000S)

CNO Financial Group, Inc.	1,238	$18

Commerce Bancshares, Inc.	234	13

Credit Acceptance Corp. (a)	29	11

Cullen/Frost Bankers, Inc.	134	12

Discover Financial Services	412	24

E*TRADE Financial Corp.	577	25

Erie Indemnity Co. ‘A’	55	7

FactSet Research Systems, Inc.	172	34

Federated Investors, Inc. ‘B’	675	18

Fidelity National Financial, Inc.	542	17

First American Financial Corp.	735	33

First Republic Bank	374	33

FirstCash, Inc.	259	19

Franklin Resources, Inc.	1,218	36

Genworth Financial, Inc. ‘A’ (a)	8,045	37

Glacier Bancorp, Inc.	193	8

Hanover Insurance Group, Inc.	382	45

Intercontinental Exchange, Inc.	1,581	119

Kemper Corp.	519	34

Legg Mason, Inc.	815	21

Loews Corp.	1,790	81

LPL Financial Holdings, Inc.	1,060	65

Markel Corp. (a)	22	23

Marsh & McLennan Cos., Inc.	2,682	214

MBIA, Inc. (a)	2,003	18

Mercury General Corp.	473	24

Moody’s Corp.	171	24

Morningstar, Inc.	142	16

MSCI, Inc.	445	66

Nasdaq, Inc.	412	34

National General Holdings Corp.	427	10

Navient Corp.	3,533	31

New York Community Bancorp, Inc.	915	9

Northwest Bancshares, Inc.	553	9

Old Republic International Corp.	1,231	25

PRA Group, Inc. (a)	428	10

Primerica, Inc.	95	9

ProAssurance Corp.	461	19

Progressive Corp.	2,404	145

S&P Global, Inc.	695	118

Santander Consumer USA Holdings, Inc.	979	17

SEI Investments Co.	498	23

Selective Insurance Group, Inc.	138	8

SLM Corp. (a)	970	8

Stewart Information Services Corp.	215	9

T Rowe Price Group, Inc.	682	63

TCF Financial Corp.	342	7

TD Ameritrade Holding Corp.	523	26

Travelers Cos., Inc.	3,425	410

United Bankshares, Inc.	232	7

Voya Financial, Inc.	1,461	59

Waddell & Reed Financial, Inc. ‘A’	2,134	39

Webster Financial Corp.	214	11

White Mountains Insurance Group Ltd.	24	21

World Acceptance Corp. (a)	98	10

WR Berkley Corp.	464	34

		4,492

HEALTH CARE 13.5%

Abbott Laboratories	3,024	219

AbbVie, Inc.	2,218	205

Allergan PLC	584	78

42	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

	SHARES	MARKET VALUE (000S)

AmerisourceBergen Corp.	211	$16

Amgen, Inc.	1,104	215

Anthem, Inc.	1,850	486

Bausch Health Cos., Inc. (a)	2,950	55

Baxter International, Inc.	1,710	113

Becton Dickinson and Co.	774	174

Bio-Rad Laboratories, Inc. ‘A’ (a)	131	30

Bio-Techne Corp.	83	12

Biogen, Inc. (a)	174	52

Boston Scientific Corp. (a)	2,454	87

Brookdale Senior Living, Inc. (a)	2,005	13

Bruker Corp.	283	8

Cardinal Health, Inc.	2,313	103

Catalent, Inc. (a)	259	8

Centene Corp. (a)	353	41

Charles River Laboratories International, Inc. (a)	109	12

Chemed Corp.	186	53

Cigna Corp. (a)	2,128	404

Cooper Cos., Inc.	239	61

CVS Health Corp.	14,749	966

Danaher Corp.	1,892	195

DaVita, Inc. (a)	468	24

Dentsply Sirona, Inc.	120	4

Edwards Lifesciences Corp. (a)	367	56

Eli Lilly & Co.	1,626	188

Encompass Health Corp.	504	31

Gilead Sciences, Inc.	4,121	258

HCA Healthcare, Inc.	1,454	181

Henry Schein, Inc. (a)	708	56

Hill-Rom Holdings, Inc.	154	14

Humana, Inc.	701	201

Illumina, Inc. (a)	367	110

Intuitive Surgical, Inc. (a)	270	129

IQVIA Holdings, Inc. (a)	416	48

Johnson & Johnson	7,327	946

Laboratory Corp. of America Holdings (a)	172	22

Magellan Health, Inc. (a)	391	22

Mallinckrodt PLC (a)	1,685	27

Masimo Corp. (a)	227	24

McKesson Corp.	319	35

MEDNAX, Inc. (a)	763	25

Merck & Co., Inc.	3,217	245

Mettler-Toledo International, Inc. (a)	58	33

Molina Healthcare, Inc. (a)	126	15

Myriad Genetics, Inc. (a)	1,339	39

Owens & Minor, Inc.	1,185	8

Patterson Cos., Inc.	632	12

PerkinElmer, Inc.	253	20

Pfizer, Inc.	10,025	438

Premier, Inc. ‘A’ (a)	339	13

Quest Diagnostics, Inc.	668	56

ResMed, Inc.	1,162	132

Select Medical Holdings Corp. (a)	1,000	15

Stryker Corp.	892	140

Teleflex, Inc.	108	28

Tenet Healthcare Corp. (a)	2,183	37

Thermo Fisher Scientific, Inc.	697	156

United Therapeutics Corp. (a)	296	32

UnitedHealth Group, Inc.	1,658	413

Universal Health Services, Inc. ‘B’	153	18

Varian Medical Systems, Inc. (a)	120	14

Waters Corp. (a)	51	10

	SHARES	MARKET VALUE (000S)

WellCare Health Plans, Inc. (a)	114	$27

West Pharmaceutical Services, Inc.	168	16

Zoetis, Inc.	1,664	142

		8,066

INDUSTRIALS 10.4%

3M Co.	2,189	417

AAR Corp.	371	14

ABM Industries, Inc.	965	31

Actuant Corp. ‘A’	576	12

AECOM (a)	289	8

AGCO Corp.	480	27

Aircastle Ltd.	709	12

Allegiant Travel Co.	91	9

Allison Transmission Holdings, Inc.	1,056	46

AMERCO	32	11

American Airlines Group, Inc.	2,310	74

AO Smith Corp.	422	18

Applied Industrial Technologies, Inc.	319	17

ArcBest Corp.	543	19

Armstrong World Industries, Inc.	353	21

ASGN, Inc. (a)	110	6

Atlas Air Worldwide Holdings, Inc. (a)	335	14

Avis Budget Group, Inc. (a)	967	22

Boeing Co.	1,870	603

Brady Corp. ‘A’	175	8

Briggs & Stratton Corp.	533	7

BWX Technologies, Inc.	581	22

CH Robinson Worldwide, Inc.	1,206	101

Cintas Corp.	491	82

Clean Harbors, Inc. (a)	117	6

Comfort Systems USA, Inc.	141	6

Copart, Inc. (a)	1,900	91

CoStar Group, Inc. (a)	80	27

Covanta Holding Corp.	1,084	15

Crane Co.	181	13

CSX Corp.	1,383	86

Cummins, Inc.	628	84

Curtiss-Wright Corp.	148	15

Deere & Co.	1,658	247

Delta Air Lines, Inc.	395	20

Deluxe Corp.	300	12

Donaldson Co., Inc.	841	36

Dun & Bradstreet Corp.	130	19

Emerson Electric Co.	2,606	156

EnerSys	95	7

Esterline Technologies Corp. (a)	250	30

Expeditors International of Washington, Inc.	1,425	97

Fastenal Co.	1,073	56

Flowserve Corp.	611	23

Fluor Corp.	1,523	49

Fortive Corp.	859	58

Fortune Brands Home & Security, Inc.	191	7

FTI Consulting, Inc. (a)	477	32

GATX Corp.	441	31

Generac Holdings, Inc. (a)	597	30

General Dynamics Corp.	722	114

General Electric Co.	12,060	91

Genesee & Wyoming, Inc. ‘A’ (a)	137	10

Graco, Inc.	354	15

Greenbrier Cos., Inc.	669	26

H&E Equipment Services, Inc.	575	12

Harris Corp.	340	46

	SHARES	MARKET VALUE (000S)

Hawaiian Holdings, Inc.	315	$8

HD Supply Holdings, Inc. (a)	1,022	38

Healthcare Services Group, Inc.	502	20

HEICO Corp.	214	17

Herman Miller, Inc.	398	12

Hertz Global Holdings, Inc. (a)	1,721	24

Hexcel Corp.	405	23

Hillenbrand, Inc.	338	13

HNI Corp.	320	11

Hub Group, Inc. ‘A’ (a)	520	19

Hubbell, Inc.	81	8

Huntington Ingalls Industries, Inc.	178	34

IDEX Corp.	195	25

Illinois Tool Works, Inc.	854	108

Ingersoll-Rand PLC	424	39

ITT, Inc.	526	25

Jacobs Engineering Group, Inc.	927	54

JB Hunt Transport Services, Inc.	361	34

Kaman Corp.	196	11

KAR Auction Services, Inc.	897	43

KBR, Inc.	2,615	40

Kirby Corp. (a)	117	8

Knight-Swift Transportation Holdings, Inc.	238	6

Landstar System, Inc.	312	30

Lennox International, Inc.	282	62

Lincoln Electric Holdings, Inc.	417	33

Lockheed Martin Corp.	833	218

Macquarie Infrastructure Corp.	531	19

ManpowerGroup, Inc.	487	32

Masco Corp.	836	24

Masonite International Corp. (a)	172	8

Matson, Inc.	191	6

Moog, Inc. ‘A’	261	20

MRC Global, Inc. (a)	1,455	18

MSA Safety, Inc.	119	11

MSC Industrial Direct Co., Inc. ‘A’	650	50

Mueller Industries, Inc.	475	11

Neilsen Holdings PLC	298	7

Nordson Corp.	183	22

Norfolk Southern Corp.	472	71

Northrop Grumman Corp.	931	228

NOW, Inc. (a)	2,528	29

Old Dominion Freight Line, Inc.	116	14

Parker-Hannifin Corp.	290	43

Pitney Bowes, Inc.	4,518	27

Quad/Graphics, Inc.	542	7

Quanta Services, Inc.	844	25

Raytheon Co.	648	99

Republic Services, Inc.	884	64

Robert Half International, Inc.	685	39

Rockwell Automation, Inc.	235	35

Rollins, Inc.	855	31

Roper Technologies, Inc.	179	48

Rush Enterprises, Inc. ‘A’	379	13

Ryder System, Inc.	585	28

SkyWest, Inc.	500	22

Snap-on, Inc.	75	11

Southwest Airlines Co.	234	11

Spirit AeroSystems Holdings, Inc. ‘A’	563	41

Spirit Airlines, Inc. (a)	156	9

SPX FLOW, Inc. (a)	244	7

Steelcase, Inc. ‘A’	1,461	22

Stericycle, Inc. (a)	350	13

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	43

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)

Teledyne Technologies, Inc. (a)	179	$37

Terex Corp.	883	24

Tetra Tech, Inc.	130	7

Timken Co.	790	29

Toro Co.	573	32

TransDigm Group, Inc. (a)	164	56

TransUnion	407	23

Trinity Industries, Inc.	1,095	23

Triumph Group, Inc.	653	8

TrueBlue, Inc. (a)	423	9

Tutor Perini Corp. (a)	673	11

Union Pacific Corp.	1,276	176

United Continental Holdings, Inc. (a)	126	11

United Parcel Service, Inc. ‘B’	1,978	193

United Rentals, Inc. (a)	246	25

Universal Forest Products, Inc.	476	12

USG Corp.	204	9

Verisk Analytics, Inc. (a)	847	92

Wabash National Corp.	861	11

WABCO Holdings, Inc. (a)	220	24

Wabtec Corp.	300	21

Waste Connections, Inc.	599	44

Waste Management, Inc.	1,586	141

Watsco, Inc.	254	35

Werner Enterprises, Inc.	349	10

WESCO International, Inc. (a)	721	35

WW Grainger, Inc.	527	149

Xylem, Inc.	839	56

		6,599

INFORMATION TECHNOLOGY 15.1%

ACI Worldwide, Inc. (a)	260	7

Adobe, Inc. (a)	844	191

Akamai Technologies, Inc. (a)	364	22

Alliance Data Systems Corp.	106	16

Amdocs Ltd.	444	26

Anixter International, Inc. (a)	245	13

ANSYS, Inc. (a)	376	54

Apple, Inc.	7,862	1,240

Applied Materials, Inc.	775	25

ARRIS International PLC (a)	373	11

Arrow Electronics, Inc. (a)	654	45

Autodesk, Inc. (a)	489	63

Automatic Data Processing, Inc.	723	95

Avnet, Inc.	1,573	57

Benchmark Electronics, Inc.	727	15

Booz Allen Hamilton Holding Corp.	2,173	98

Broadridge Financial Solutions, Inc.	647	62

CACI International, Inc. ‘A’ (a)	277	40

Cadence Design Systems, Inc. (a)	552	24

CDK Global, Inc.	314	15

CDW Corp.	816	66

Ciena Corp. (a)	333	11

Cisco Systems, Inc.	7,854	340

Citrix Systems, Inc.	225	23

Conduent, Inc. (a)	2,600	28

Corning, Inc.	8,855	268

Cree, Inc. (a)	1,195	51

Dolby Laboratories, Inc. ‘A’	422	26

EPAM Systems, Inc. (a)	112	13

Euronet Worldwide, Inc. (a)	113	12

F5 Networks, Inc. (a)	413	67

Fair Isaac Corp. (a)	146	27

	SHARES	MARKET VALUE (000S)

Fidelity National Information Services, Inc.	580	$59

First Data Corp. ‘A’ (a)	989	17

Fiserv, Inc. (a)	1,419	104

FLIR Systems, Inc.	589	26

Gartner, Inc. (a)	354	45

Genpact Ltd.	1,260	34

Global Payments, Inc.	350	36

Hewlett Packard Enterprise Co.	4,744	63

HP, Inc.	9,086	186

Insight Enterprises, Inc. (a)	455	19

Integrated Device Technology, Inc. (a)	629	30

Intel Corp.	7,917	372

International Business Machines Corp.	10,962	1,246

Intuit, Inc.	799	157

Jabil, Inc.	1,144	28

Jack Henry & Associates, Inc.	633	80

Juniper Networks, Inc.	1,853	50

Keysight Technologies, Inc. (a)	413	26

KLA-Tencor Corp.	346	31

Manhattan Associates, Inc. (a)	387	16

ManTech International Corp. ‘A’	313	16

Mastercard, Inc. ‘A’	2,455	463

Microsoft Corp.	7,768	789

Motorola Solutions, Inc.	1,805	208

National Instruments Corp.	285	13

NetApp, Inc.	458	27

NETGEAR, Inc. (a)	201	10

Paychex, Inc.	1,489	97

PayPal Holdings, Inc. (a)	1,941	163

Plantronics, Inc.	362	12

Plexus Corp. (a)	317	16

PTC, Inc. (a)	251	21

Qorvo, Inc. (a)	190	12

QUALCOMM, Inc.	4,303	245

Red Hat, Inc. (a)	395	69

Sabre Corp.	664	14

salesforce.com, Inc. (a)	1,274	175

Sanmina Corp. (a)	816	20

ScanSource, Inc. (a)	215	7

Science Applications International Corp.	268	17

Seagate Technology PLC	5,869	227

Skyworks Solutions, Inc.	174	12

SS&C Technologies Holdings, Inc.	460	21

Sykes Enterprises, Inc. (a)	272	7

Symantec Corp.	1,674	32

Synaptics, Inc. (a)	228	8

SYNNEX Corp.	127	10

Synopsys, Inc. (a)	328	28

Tech Data Corp. (a)	495	41

Teradata Corp. (a)	604	23

Texas Instruments, Inc.	1,831	173

Total System Services, Inc.	640	52

Ubiquiti Networks, Inc.	74	7

VeriSign, Inc. (a)	462	69

Visa, Inc. ‘A’	4,028	531

Vishay Intertechnology, Inc.	1,307	24

VMware, Inc. ‘A’	134	18

Western Union Co.	2,802	48

WEX, Inc. (a)	93	13

Worldpay, Inc. ‘A’ (a)	783	60

Xerox Corp.	2,346	46

	SHARES	MARKET VALUE (000S)

Xilinx, Inc.	910	$78

Zebra Technologies Corp. ‘A’ (a)	117	19

		9,617

MATERIALS 2.8%

Air Products & Chemicals, Inc.	387	62

Alcoa Corp. (a)	1,709	45

Allegheny Technologies, Inc. (a)	1,291	28

AptarGroup, Inc.	599	56

Ashland Global Holdings, Inc.	137	10

Avery Dennison Corp.	320	29

Axalta Coating Systems Ltd. (a)	463	11

Ball Corp.	1,057	49

Bemis Co., Inc.	1,216	56

Boise Cascade Co.	571	14

Carpenter Technology Corp.	432	15

Celanese Corp. ‘A’	174	16

CF Industries Holdings, Inc.	1,877	82

Cleveland-Cliffs, Inc. (a)	5,077	39

Commercial Metals Co.	1,778	28

Compass Minerals International, Inc.	440	18

Crown Holdings, Inc. (a)	519	22

Domtar Corp.	645	23

Ecolab, Inc.	844	124

Freeport-McMoRan, Inc.	2,512	26

Graphic Packaging Holding Co.	1,707	18

Innophos Holdings, Inc.	275	7

Innospec, Inc.	152	9

International Flavors & Fragrances, Inc.	267	36

Kaiser Aluminum Corp.	230	20

LyondellBasell Industries NV ‘A’	4,344	361

Materion Corp.	216	10

Mosaic Co.	5,085	148

NewMarket Corp.	85	35

Owens-Illinois, Inc. (a)	817	14

Packaging Corp. of America	375	31

PolyOne Corp.	572	16

PPG Industries, Inc.	525	54

Reliance Steel & Aluminum Co.	467	33

RPM International, Inc.	757	44

Schnitzer Steel Industries, Inc. ‘A’	511	11

Schweitzer-Mauduit International, Inc.	304	8

Scotts Miracle-Gro Co.	245	15

Sealed Air Corp.	797	28

Sensient Technologies Corp.	268	15

Silgan Holdings, Inc.	832	20

Sonoco Products Co.	975	52

Trinseo S.A.	189	9

Worthington Industries, Inc.	188	7

WR Grace & Co.	177	11

		1,765

UTILITIES 2.7%

AES Corp.	9,900	143

ALLETE, Inc.	117	9

Alliant Energy Corp.	409	17

Ameren Corp.	421	27

American Electric Power Co., Inc.	856	64

Atmos Energy Corp.	252	23

Black Hills Corp.	137	9

CMS Energy Corp.	488	24

DTE Energy Co.	314	35

44	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2018 (Unaudited)

	SHARES	MARKET VALUE (000S)

Duke Energy Corp.	1,236	$107

Entergy Corp.	961	83

Eversource Energy	548	36

Exelon Corp.	6,304	284

FirstEnergy Corp.	1,787	67

Hawaiian Electric Industries, Inc.	657	24

IDACORP, Inc.	110	10

MDU Resources Group, Inc.	1,463	35

New Jersey Resources Corp.	200	9

NextEra Energy, Inc.	833	145

NRG Energy, Inc.	641	25

OGE Energy Corp.	458	18

ONE Gas, Inc.	119	9

Pinnacle West Capital Corp.	194	17

PNM Resources, Inc.	181	7

Portland General Electric Co.	204	9

PPL Corp.	2,476	70

Public Service Enterprise Group, Inc.	894	47

SCANA Corp.	448	21

Sempra Energy	452	49

Southern Co.	1,701	75

Southwest Gas Holdings, Inc.	107	8

Spire, Inc.	181	13

UGI Corp.	315	17

Vectren Corp.	191	14

Vistra Energy Corp. (a)	2,741	63

WEC Energy Group, Inc.	546	38

Xcel Energy, Inc.	890	44

		1,695

Total United States		57,919

Total Common Stocks (Cost $62,383)		58,323

REAL ESTATE INVESTMENT TRUSTS 5.9%

UNITED STATES 5.9%

FINANCIALS 0.6%

AGNC Investment Corp.	1,462	26

Annaly Capital Management, Inc.	4,171	41

Apollo Commercial Real Estate Finance, Inc.	840	14

Blackstone Mortgage Trust, Inc. ‘A’	789	25

Capstead Mortgage Corp.	1,298	9

Chimera Investment Corp.	1,930	34

Invesco Mortgage Capital, Inc.	1,596	23

Ladder Capital Corp.	901	14

MFA Financial, Inc.	3,351	22

New Residential Investment Corp.	2,674	38

PennyMac Mortgage Investment Trust	746	14

Redwood Trust, Inc.	1,222	19

Starwood Property Trust, Inc.	2,493	49

Two Harbors Investment Corp.	3,268	42

		370

REAL ESTATE 5.3%

Acadia Realty Trust	625	15

Alexandria Real Estate Equities, Inc.	313	36

American Campus Communities, Inc.	1,038	43

American Homes 4 Rent ‘A’	756	15

American Tower Corp.	1,048	166

Apartment Investment & Management Co. ‘A’	997	44

Apple Hospitality REIT, Inc.	1,861	27

	SHARES	MARKET VALUE (000S)

AvalonBay Communities, Inc.	462	$80

Boston Properties, Inc.	317	36

Brandywine Realty Trust	1,240	16

Brixmor Property Group, Inc.	2,376	35

Camden Property Trust	424	37

CBL & Associates Properties, Inc.	3,279	6

Columbia Property Trust, Inc.	1,490	29

CoreCivic, Inc.	1,241	22

Corporate Office Properties Trust	590	12

Crown Castle International Corp.	1,136	123

CubeSmart	1,021	29

CyrusOne, Inc.	217	12

Digital Realty Trust, Inc.	244	26

Douglas Emmett, Inc.	549	19

Duke Realty Corp.	2,337	61

EPR Properties	462	30

Equinix, Inc.	42	15

Equity Commonwealth	1,048	31

Equity LifeStyle Properties, Inc.	363	35

Equity Residential	2,259	149

Essex Property Trust, Inc.	208	51

Extra Space Storage, Inc.	601	54

Federal Realty Investment Trust	410	48

First Industrial Realty Trust, Inc.	275	8

Gaming and Leisure Properties, Inc.	725	23

HCP, Inc.	2,268	63

Healthcare Realty Trust, Inc.	538	15

Healthcare Trust of America, Inc. ‘A’	602	15

Highwoods Properties, Inc.	502	19

Hospitality Properties Trust	1,189	28

Host Hotels & Resorts, Inc.	1,319	22

Hudson Pacific Properties, Inc.	503	15

Industrial Logistics Properties Trust	325	6

Iron Mountain, Inc.	832	27

Kilroy Realty Corp.	371	23

Kimco Realty Corp.	1,560	23

Kite Realty Group Trust	965	14

Lamar Advertising Co. ‘A’	832	58

Lexington Realty Trust	1,655	14

Liberty Property Trust	827	35

Life Storage, Inc.	297	28

Macerich Co.	855	37

Mack-Cali Realty Corp.	872	17

Medical Properties Trust, Inc.	2,520	41

Mid-America Apartment Communities, Inc.	516	49

National Health Investors, Inc.	132	10

National Retail Properties, Inc.	977	47

Omega Healthcare Investors, Inc.	1,617	57

Outfront Media, Inc.	1,663	30

Paramount Group, Inc.	1,567	20

Park Hotels & Resorts, Inc.	444	12

Physicians Realty Trust	462	7

Piedmont Office Realty Trust, Inc. ‘A’	1,434	24

Prologis, Inc.	815	48

PS Business Parks, Inc.	133	17

Public Storage	595	120

Rayonier, Inc.	1,181	33

Realty Income Corp.	917	58

Regency Centers Corp.	404	24

Retail Opportunity Investments Corp.	483	8

Retail Properties of America, Inc. ‘A’	2,594	28

Ryman Hospitality Properties, Inc.	319	21

Sabra Health Care REIT, Inc.	918	15

	SHARES	MARKET VALUE (000S)

SBA Communications Corp. (a)	84	$14

Select Income REIT	646	5

Senior Housing Properties Trust	2,838	33

Simon Property Group, Inc.	1,400	235

SITE Centers Corp.	2,543	28

SL Green Realty Corp.	251	20

Spirit Realty Capital, Inc.	1,041	37

STORE Capital Corp.	991	28

Sun Communities, Inc.	392	40

Tanger Factory Outlet Centers, Inc.	896	18

Taubman Centers, Inc.	339	15

UDR, Inc.	1,630	65

Uniti Group, Inc.	402	6

Ventas, Inc.	1,555	91

VEREIT, Inc.	5,159	37

Vornado Realty Trust	374	23

Washington Prime Group, Inc.	3,698	18

Washington Real Estate Investment Trust	439	10

Weingarten Realty Investors	699	17

Welltower, Inc.	1,681	117

Weyerhaeuser Co.	761	17

WP Carey, Inc.	545	36

Xenia Hotels & Resorts, Inc.	919	16

		3,387

Total Real Estate Investment Trusts (Cost $3,946)		3,757

Total Investments in Securities (Cost $66,329)		62,080

Total Investments 99.0% (Cost $66,329)		$62,080

Other Assets and Liabilities, net 1.0%		1,457

Net Assets 100.0%		$63,537

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	45

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (Cont.)

December 31, 2018 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Security did not produce income within the last twelve months.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Common Stocks
Ireland
Information Technology	$271	$0	$0	$271
Switzerland
Financials	133	0	0	133
United States
Communication Services	3,899	0	0	3,899
Consumer Discretionary	9,261	0	0	9,261
Consumer Staples	8,184	0	0	8,184
Energy	4,341	0	0	4,341
Financials	4,492	0	0	4,492

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Health Care	$8,066	$0	$0	$8,066
Industrials	6,599	0	0	6,599
Information Technology	9,617	0	0	9,617
Materials	1,765	0	0	1,765
Utilities	1,695	0	0	1,695
Real Estate Investment Trusts
United States
Financials	370	0	0	370
Real Estate	3,387	0	0	3,387

Total Investments	$62,080	$0	$0	$62,080

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

46	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements

December 31, 2018 (Unaudited)

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds. PIMCO has engaged Parametric Portfolio Associates LLC (“Parametric” or “Sub-Adviser”) to serve as the sub-adviser to each Fund.

Each Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of a Fund may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. Each Fund offers and issues shares only in aggregations of a specified number of shares (“Creation Units”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date.

Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

SEMIANNUAL REPORT	DECEMBER 31, 2018	47

Notes to Financial Statements (Cont.)

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	Quarterly	Quarterly

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	Quarterly	Quarterly

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. The Trust does not provide an automatic dividend and/or distributions reinvestment service.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and

48	PIMCO EQUITY SERIES

December 31, 2018 (Unaudited)

interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities attributable to that Fund, by the total number of shares outstanding.

On each day that the NYSE Arca is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the

SEMIANNUAL REPORT	DECEMBER 31, 2018	49

Notes to Financial Statements (Cont.)

creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Manager the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. The Manager may consult with the Sub-Adviser in providing such recommendations or otherwise with respect to valuation of a Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain

50	PIMCO EQUITY SERIES

December 31, 2018 (Unaudited)

(loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs

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Notes to Financial Statements (Cont.)

or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Manager that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Equity-Linked Securities  are privately issued securities that have a return component based on the performance of a single stock, a basket of stocks, or a stock index. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at December 31, 2018 are disclosed in the Notes to Schedules of Investments.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations

52	PIMCO EQUITY SERIES

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and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

6. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

New/Small Fund		X	X

Market Trading	X	X	X

Equity	X	X	X

Credit	X	X	X

Market	X	X	X

Liquidity	X	X	X

Issuer	X	X	X

Derivatives	X	X	X

Foreign (Non-U.S.) Investment	X	X

Emerging Markets	X

Risks	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

Currency	X	X

Model	X	X	X

Leveraging	X	X	X

Management and Tracking Error	X	X	X

Indexing	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New/Small Fund Risk  is the risk that a new or smaller Fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies.

Market Trading Risk  is the risk that an active secondary trading market for Fund shares does not continue once developed, that a Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than a Fund’s net asset value.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Credit Risk  is the risk that a Fund could lose money if the counterparty to a derivative contract is unable or unwilling to meet its financial obligations.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. The liquidity of a Fund’s shares may be constrained by the liquidity of a Fund’s portfolio holdings.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

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Notes to Financial Statements (Cont.)

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/ or adversely affect the value of derivatives and a Fund’s performance.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions, including the indexation methodologies used in constructing the Underlying Index, may not adequately take into account certain factors and may result in a decline in the value of an investment in a Fund.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management and Tracking Error Risk  is the risk that the portfolio manager’s investment decisions may not produce the desired results or that a Fund’s portfolio may not closely track the Underlying Index for a number of reasons. A Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing a Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of a Fund and the Underlying Index may vary due to asset valuation differences and differences between a Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. The risk that performance of a Fund and the Underlying Index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause a Fund to be less correlated to the return of the Underlying Index than if a Fund held all of the securities in the Underlying Index.

Indexing Risk  is the risk that a Fund is negatively affected by general declines in the asset classes represented by the Underlying Index.

7. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in

54	PIMCO EQUITY SERIES

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place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Management Fee  PIMCO, a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), serves as the Manager to the Trust, pursuant to an investment management agreement. Each Fund pays PIMCO fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. Each Fund will pay monthly management fees to PIMCO at an annual rate based on average daily net assets (the “Management Fee”), at an annual rate as noted in the table below.

Fund Name	Management Fee

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	0.49%

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0.39%

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0.29%

(b) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of each Fund’s Creation Units. The Distributor does not maintain a secondary market in shares of the Funds. During the period ended December 31, 2018 each Fund was permitted to compensate the Distributor at an annual rate of up to 0.25% of a Fund’s average daily net assets (the “12b-1 Plan Fee”). However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan Fee at this time. The 12b-1 Plan Fee may only be imposed or increased when the Board

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Notes to Financial Statements (Cont.)

determines that it is in the best interests of shareholders to do so. Because these fees are paid out of a Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time it will increase the cost of an investment in the Fund. The 12b-1 Plan Fee may cost an investor more than other types of sales charges.

(c) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) costs of borrowing money, including interest expense; (iv) securities lending fees and expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; and (vii) organizational expenses. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $62,000, plus $6,250 for each Board meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $9,000, the valuation oversight committee lead receives an additional annual retainer of $2,000 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,000) and each other committee chair receives an additional annual retainer of $750.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Management Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO at December 31, 2018, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$0	$0	$128	$128

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0	0	122	122

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0	0	123	123

†	A zero balance may reflect actual amounts rounding to less than one thousand.

9. RELATED PARTY TRANSACTIONS

The Manager and Distributor are related parties. Fees paid to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market

56	PIMCO EQUITY SERIES

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movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains

(which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2018, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$0	$0	$78,049	$78,464

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0	0	3,399	5,030

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0	0	14,109	13,700

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by a Fund only in Creation Units. Except when aggregated in Creation Units, shares of a Fund are not redeemable. Transactions in capital shares for a Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of a basket of cash and/or securities that the Fund specifies each business day. Authorized Participants may be charged transaction fees as set forth below. To offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, Authorized Participants are subject to standard creation and redemption transaction fees payable directly to State Street Bank and Trust Company, the sub-administrator of the Funds. PIMCO may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge up to the maximum amount shown in the table below.

Fund Name	Standard Creation/ Redemption Transaction Fee*	Maximum Variable Charge for Cash Creations**	Maximum Variable Charge for Cash Redemptions**

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$2,250	3.00%	2.00%

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	$5,000	3.00%	2.00%

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	$2,250	3.00%	2.00%

*	Applicable to in-kind contributions or redemptions only.
**	As a percentage of the net asset value per Creation Unit purchased or redeemed, inclusive of the standard creation transaction fee (if imposed).

13. INVESTMENT TRANSACTIONS

For the period ended December 31, 2018, certain Funds had in-kind contributions and in-kind redemptions as follows (amounts in thousands†):

Fund Name	Contributions	Redemptions

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$1,794	$0

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	5,146	3,571

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	14,072	8,360

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The in-kind contributions and in-kind redemptions in this table may not agree with the Fund Share Transactions on the Statements of Changes in Net Assets. The table represents the accumulation of each Fund’s daily net shareholder transactions while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

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Notes to Financial Statements (Cont.)

December 31, 2018 (Unaudited)

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2018, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended June 30, 2018, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$14,197	$0

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	751	0

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	1,382	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$372,231	$9,994	$(50,584)	$(40,590)

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	27,988	371	(3,507)	(3,136)

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	67,175	1,704	(5,919)	(4,215)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

58	PIMCO EQUITY SERIES

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

SSB	State Street Bank and Trust Co.

Currency Abbreviations:

HKD	Hong Kong Dollar	USD (or $)	United States Dollar	ZAR	South African Rand

Exchange Abbreviations:

OTC	Over the Counter

Other Abbreviations:

ADR	American Depositary Receipt	REIT	Real Estate Investment Trust	SP - GDR	Sponsored Global Depositary Receipt

GDR	Global Depositary Receipt	SP - ADR	Sponsored American Depositary Receipt	TBA	To-Be-Announced

NVDR	Non-Voting Depositary Receipt

SEMIANNUAL REPORT	DECEMBER 31, 2018	59

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Investment Management Agreement and Sub-Advisory Agreement for PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF, and PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

At a meeting held on August 22, 2018, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved renewal of the Investment Management Agreement (the “Investment Management Agreement”) between the Trust, on behalf of PIMCO RAFI Dynamic Multi-Factor International Equity ETF and PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2019. In addition, the Board considered and unanimously approved the renewal of the Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of the Funds, each a series of the Trust, and Parametric Portfolio Associates LLC (“Parametric”) for an additional one-year period through August 31, 2019.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Parametric to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation, and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Parametric to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Investment Management Agreement and Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, management fees, financial information for PIMCO and, where relevant Parametric, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Investment Management Agreement and Sub-Advisory Agreement.

(b) Review Process:  In connection with the renewal of the Investment Management Agreement and Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Parametric in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board also requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received information on matters related to the Investment Management Agreement and Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 22, 2018 meeting. The Independent Trustees also conducted an in-person meeting with counsel to the Trust and the Independent Trustees on July 18, 2018, to discuss the Lipper Report, as defined below, and certain aspects of the 2018 15(c) materials including, but not limited to, the Funds’ performance, the Funds’ management fees and total expense ratios, the comparative information with respect to fees and performance included in the Lipper Report. In addition, the Independent Trustees requested and received supplemental information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve renewal of the Investment Management Agreement and Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Investment Management Agreement and Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Parametric, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also

60	PIMCO EQUITY SERIES

(Unaudited)

considered the various services in addition to portfolio management that PIMCO provides under the Investment Management Agreement. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Investment Management Agreement. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

The Trustees considered that PIMCO and Parametric have continued to strengthen the process they use to actively manage counterparty risk and to assess the financial stability of counterparties with which the Funds do business, to manage collateral and to protect the Funds from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with their fiduciary duty, PIMCO and Parametric execute transactions through a competitive best execution process and use only those counterparties that meet their stringent and monitored criteria. The Trustees considered that PIMCO and Parametric each use a counterparty risk system to analyze portfolio-level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board initially approved the Investment Management Agreement and Sub-Advisory Agreement in 2017, including, but not limited to: upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; expanding proprietary applications suites to enrich capabilities across Compliance, Analytics, Risk Management, Client Reporting, Attribution and Customer Relationship Management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program and global business continuity functions; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; engaging a third party service provider to implement the SEC reporting modernization regime; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; and continuing to expand the pricing portal and the proprietary performance reconciliation tool.

Similarly, the Board considered the sub-advisory services provided by Parametric to the Funds. The Board considered PIMCO’s oversight of Parametric in connection with Parametric providing sub-advisory services to the Funds. The Board further considered the difference between the sub-advisory services that Parametric provides to the Funds and the portfolio implementation services that Parametric performs for certain other series of the Trust. The Board also considered the nature and quality of Parametric’s trading, risk management, and compliance capabilities and resources, including Parametric’s policies and procedures regarding trade aggregation and allocation, which are integral parts of its role as sub-adviser.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Investment Management Agreement and provided by Parametric under the Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Investment Management Agreement. The Board considered the terms of the Investment Management Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s

SEMIANNUAL REPORT	DECEMBER 31, 2018	61

Approval of Investment Advisory Contract and Other Agreements (Cont.)

third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, since inception and through the period-ended March 31, 2018 and other performance data, as available, since inception and through the period-ended June 30, 2018 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, since inception and through the period-ended March 31, 2018 (the “Lipper Report”). The Board considered information regarding the investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 22, 2018 meeting.

The Board also noted that, according to Broadridge, two of the Funds outperformed their applicable benchmarks as well as their Lipper and Morningstar peer groups. The Board further noted that one Fund underperformed and the board discussed the reasons for such underperformance. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Investment Management Agreement, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Investment Management Agreement.

4. MANAGEMENT FEE AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a fee premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate due to competitive positioning considerations, observed long-term notable underperformance and significant misalignments with the level or quality of services being provided or a change in the overall strategic positioning of the Funds.

The Board reviewed the management fee and estimated total expenses of the Fund (each as a percentage of average net assets) and compared such amounts with the average and median fees and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Parametric with respect to the Funds, taking into account that PIMCO compensates Parametric from the management fees paid by such Funds to PIMCO. With respect to the management fees, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board also considered that PIMCO review the Funds’ fee levels and carefully considers changes where appropriate.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

The Board considered the Trust’s unified fee structure, under which the Trust pays for the advisory supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures such services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, and printing costs. The Board also considered that the unified fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing the Funds to scale at inception and reinvesting in

62	PIMCO EQUITY SERIES

(Unaudited)

other important areas of the business that support the Funds. The Board concluded that the Funds’ fees were reasonable in relation to the value of the services provided, and that the unified fee represents, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the Funds’ total expenses continued to be generally in line with those of competitor funds. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by Broadridge, the Board found total expenses of each Fund to be reasonable.

Based on information presented by PIMCO, Parametric and Broadridge, members of the Board determined, in the exercise of their business judgment, that the management fees charged by PIMCO under the Investment Management Agreement, as well as the total expenses of each Fund, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO under both the adjusted asset profitability method and the profit and loss profitability method, which were each utilized to calculate profitability. The Independent Trustees also noted that the 2017 margins with respect to PIMCO’s relationship with the Funds were within the range of publicly-traded asset manager margins reported by Strategic Insight and Broadridge. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s and Parametric’s investment professionals were compensated and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements. With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision and governance of those services, and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services and oversight provided to the Funds in return for fees paid. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the management fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Parametric supported the renewal of the Funds’ Investment Management Agreement and Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Funds’ Investment Management Agreement and Sub-Advisory Agreement continue to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders receive reasonable value in return for the fees paid to PIMCO by the Funds under the Investment Management Agreement, the fees paid to Parametric by PIMCO under the Sub-Advisory Agreement, and that the renewal of the Investment Management Agreement and the Sub-Advisory Agreement was in the best interest of the Funds and their respective shareholders.

SEMIANNUAL REPORT	DECEMBER 31, 2018	63

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Parametric Portfolio Associates

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

State Street Bank and Trust Company

1 Heritage Drive

Quincy, MA 02171

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES4004SAR_123118

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series

By:	/s/ Peter G. Strelow
Peter G. Strelow President (Principal Executive Officer)

Date:	February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow
Peter G. Strelow President (Principal Executive Officer)

Date: February 28, 2019

By:	/s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: February 28, 2019